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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2015 – September 30, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
September 30, 2015
Classes A, B, C, I, O, P*, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

*Patent Pending
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Living in Interesting Times
Dear Shareholder,
There’s a proverb that’s commonly taken as a curse — “May you live in interesting times.” Perhaps someone invoked this curse on the global economy, for recent times certainly have been interesting. Recovery from the financial crisis has been slow, leaving many with the unsettling feeling that things still aren’t back to normal. Central banks have resorted to unconventional policy tools such as quantitative easing to stimulate the economy; while these tools have kept interest rates low and helped economies recover; they have not reignited global demand.
As of this writing in late October, the Federal Reserve has again delayed raising interest rates in the United States, China has cut its interest rates and the European Central Bank is planning to increase its stimulus program. It will be interesting to see what happens next: whether economic activity will strengthen enough to allow demand to rise naturally, or whether the global economy will continue to depend on policy support.
This economic backdrop leads to market uncertainty, which leads to intense periods of volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals. Keep sight of why you’re investing; don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your financial advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 30, 2015
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended September 30, 2015

For most of the first half of our new fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, traded in a range worth 5% of its starting level. But in August an unexpected announcement from China re-awakened other concerns which intensified and drove the Index down 8.36% for the six-month period. (The Index returned -8.16% for the six-months ended September 30, 2015, measured in U.S. dollars.)
U.S. economic data started off mixed, but were improving by the end of the period, on balance. Employment was a source of strength after a dip in March. By September, the three-month average for jobs created was 221,000 and the unemployment rate was down to 5.1%. Reservations remained however, about the low labor force participation rate and sluggish wage growth. Gross domestic product (“GDP”) edged up 0.6% annualized in the first quarter of 2015, held back by the effects of another harsh winter, but rebounded to 3.9% in the second quarter. On the other hand, industrial production growth was uneven, while retail sales were still not showing much acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The U.S. Federal Reserve Board’s pronouncements through August suggested the time for an increase was approaching, while stressing that the process would be data driven. The Federal Open Market Committee (“FOMC”) had not increased rates for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas (see below), investors seemed unnerved by this unexpected new narrative, rather than relieved.
Internationally, the European Central Bank had at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 11.0%, core inflation approached 1.0% and GDP rose 0.9% in the first half of 2015. But sentiment suffered when the integrity of the euro zone itself was threatened as Greece sought to ease the terms of its €240 billion bailout. After months of wrangling, Greece walked away from its creditors’ final offer, only to accept even stricter terms two weeks later in July, as it faced ejection from the euro zone.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years. But to many commentators these nice round numbers were suspiciously close to government targets and the real situation was much weaker. Global nervousness intensified as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) rose 64% in 2015 to June 12, fueled by retail savings and margin debt, only to plunge 25% in two months despite government intervention. On August 11 global markets were shaken when China announced a 2% devaluation of the yuan, possibly a signal that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. It also threatened competitive currency devaluations by other less developed economies, already suffering from China’s fading demand for their raw materials. By the end of September the Shanghai Composite had lost all of its gains for 2015 and had taken the world’s equities and commodities markets with it.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.47% in the first half of the fiscal year, while the Barclays U.S. Treasury Bond sub-index edged up 0.15%. Indices of riskier classes fared worse. The Barclays U.S. Corporate Investment Grade Bond sub-index fell 2.36%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 4.82%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index lost 2.20% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, dropped 6.18% in the six months through September. The price index, in the second quarter of 2015, ended a streak of nine quarterly gains, while August represented the worst month since May 2012. The consumer discretionary sector did best over the six months, slipping only 0.68%. The worst performing sectors were understandably energy and materials, slumping 18.97% and 17.29%, respectively. S&P 500® earnings per share in the second quarter of 2015, despite continuing high levels of share buybacks, recorded their first year-over-year decline since the third quarter of 2012, dragged down by the energy sector.
In currencies, the dollar gave back some of its strong gains in the previous six months. The dollar fell 3.98% against the euro, 2.04% against the pound and just 0.21% against the yen. The dollar’s gain against the yuan by the end of September was little changed from the 2% announced in August, reportedly restrained by official Chinese intervention.
In international markets, the MSCI Japan® Index had been up by more than 8% from March 31 on renewed optimism about the profitability and governance of Japanese corporations. But after China announced its currency devaluation, this was turned into a loss of 9.20% by September 30. Similarly the MSCI Europe ex UK® Index, which had set a new record in early April after the introduction of quantitative easing, the declining euro that went with it and some signs of improving data, was holding on to a slight gain before the announcement, but sank 11.27% for the six-month period. The MSCI UK® Index with its large energy and materials exposure had already been buffeted by price weakness in these commodities, as well as disappointing news from its banking sector. But a deficit of less than 1% through August 10 became a loss of 9.19% by September 30.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index	The Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays GNMA Index	An unmanaged index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2015 (as a percentage of net assets)

U.S. Government Agency Obligations	119.0%
Collateralized Mortgage Obligations	1.6%
Liabilities in Excess of Other Assets	(20.6)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Ph.D., Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the six-month period ended September 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.71%, compared to the Barclays GNMA Index (the “Index” or “Barclays GNMA”), which returned 0.48%, for the same period.
Portfolio Specifics: 2015 has been marked by substantial periods of market volatility and general uneasiness within financial markets. Strong economic headwinds were especially present in the most recent period primarily from international sources: China and Greece. U.S. Treasuries were the primary beneficiary during the period as investors fled risk. Meanwhile, Agency and GNMA Mortgage-Backed Securities (“MBS”) had mostly stable performance while modestly underperforming Treasury hedges by -0.13% and -0.16%, respectively.
During this period of increased volatility, the Fund remained positioned for a modest rise in interest rates along with better carry in higher coupon, premium MBS cash flows. Premium Collateralized Mortgage Obligation (“CMO”) cash flows provided much of the outperformance during the period (0.32% excess return) as these securities offer higher carry (coupon less amortization) than comparable, generic GNMA pools. Lower relative duration to the Index aided performance early in the period, but later became a detractor as interest rates rallied. Duration and curve combined, amounted to 0.02% of excess return. Tactical trading of the mortgage basis, which is the short-term trading of mortgages, also provided modest excess returns during the period as did relative value positions in certain specified pools with lower prepayment experience than Index positions.
The Fund only uses Treasury futures to hedge exposure to interest rate risk. The impact of Treasury futures hedging activity should only be viewed in terms of overall portfolio duration and curve differences to the benchmark. As stated above, the contribution of returns considering duration and curve was approximately 0.02% for the period. Outright, the futures hedging had a minimal impact on the Fund’s performance.
Current Strategy & Outlook: Notwithstanding the persistent rhetoric from Federal Reserve Board (“Fed”) officials to begin raising interest rates in 2015, recent weak growth numbers, payrolls and minimal increases in wages create a challenging environment for the removal of monetary accommodation. A “Fed-on-hold” scenario sets a more positive tone for risk assets generically, and agency MBS specifically. Agency MBS benefit from “Lower-Rates-For-Longer” as low, stable rates imply lower volatility which aids MBS carry. Also, the Fed’s reinvestment of MBS paydowns into new MBS will likely be prolonged through most, if not all of 2016 and perhaps even beyond. This added demand should help hold spreads near current levels. The current-coupon mortgage provides an approximate 0.75% spread over 10 year Treasuries which is near he two-year average, although 0.09% wider than year-end. Fundamentally, we believe MBS look fair to rates, but rich to other spread assets. In our opinion, the technical environment for Agency MBS continues to look favorable in the near-term with continued Federal Reserve reinvestment and lower net seasonal supply. With this in mind, we continue to manage the Portfolio seeking high current income investments while also taking advantage of tactical opportunities in the marketplace. The focus remains on specified GNMA pools and CMOs that provide attractive current income while minimizing prepayment risks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Sector Diversification as of September 30, 2015 (as a percentage of net assets)

Consumer, Non-cyclical	22.3%
Communications	19.6%
Consumer, Cyclical	16.1%
Energy	8.8%
Industrials	8.2%
Financials	6.9%
Basic Materials	5.7%
Technology	5.5%
Utilities	2.1%
Diversified	1.6%
Consumer Discretionary	0.0%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, Matthew Toms, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -3.05%, compared to the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned -4.82%, for the same period.
Portfolio Specifics: U.S. financial markets kept afloat through the first half of 2015 thanks to the perception that the economy was making real, if slow, progress and that corporate earnings were still robust. Events in recent months challenged that view and markets reacted negatively. A sharp decline in oil prices in July and August 2015, emerging market worries that culminated in China’s move to devalue the yuan and the Federal Reserve Board’s decision to forego a well-telegraphed initial interest rate hike in September 2015 caused a spike in market volatility and sent investors scurrying away from risk assets. Markets posted their worst quarterly losses in years (the S&P 500® Index lost 6.44% in the quarter ended September 30, and 6.18% during the six months ended September 30, 2015) as investors sold stocks and sought the safety of US Treasury bonds. The 10-year Treasury yield, after peaking at 2.49%, briefly declined back below 2% in August before settling at 2.04% at the end of the reporting period.
The Index posted a loss during the reporting period, as continued weakness in energy and commodities finally began to spillover to other sectors when doubts about global growth resurfaced. The index yield to worst — the lowest potential yield that can be received on the bonds that comprise the index, without an issuer actually defaulting — rose by 1.86% to end the period at 8.04%, as the spread to Treasuries widened 171 (1.71%) basis points to T+6.72%. Higher quality bonds held in better than lower quality, but BB-rated bonds still posted a loss of 3.5% for the period (versus a loss of 6.8% for CCC-rated bonds). Commodity-related sectors all posted large losses (metals & mining -15.7%, energy -14.3% and chemicals -7.6%). In contrast, several U.S. consumer-focused sectors (homebuilding, leisure) eked out positive returns, as did defensive sectors such as health care. Default activity increased slightly on a pick-up in defaults in the energy and metals & mining sectors, but remains well below historical levels at just 2.3% on a par-weighted basis and 2.5% as of September 30, 2015 on an issuer-weighted basis, per JPMorgan.
Top Ten Holdings as of September 30, 2015* (as a percentage of net assets)

HCA Holdings, Inc., 6.250%, 02/15/21	0.6%
Sprint Corp., 7.125%, 06/15/24	0.6%
AerCap Ireland Capital Ltd/AerCap Global Aviation Trust, 4.500%, 05/15/21	0.6%
Numericable Group SA, 6.250%, 05/15/24	0.6%
HCA, Inc., 5.375%, 02/01/25	0.6%
MPH Acquisition Holdings LLC, 6.625%, 04/01/22	0.5%
Argos Merger Sub, Inc., 7.125%, 03/15/23	0.5%
Ashtead Capital, Inc., 6.500%, 07/15/22	0.5%
Hot Topic, Inc., 9.250%, 06/15/21	0.5%
Univision Communications, Inc., 5.125%, 05/15/23	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Our negative view on commodity prices, manifested in an underweight to the metals & mining sector, positively impacted performance during the reporting period. As oil prices rallied in the spring, in contrast to our “lower for longer” view, we took the opportunity to reduce our exposure to the energy sector. This added meaningfully to performance when oil prices declined sharply over the summer. The performance contribution was augmented by security selection, as holdings such as Crown Rock LP and Antero Resources Corp. held in better than securities we did not own, such as Energy XXI Ltd. and Peabody Energy Corp. The Fund got an added boost when Rosetta Resources was acquired by Noble Energy. Away from commodities, performance benefited from our overweight to domestically-focused sectors and issuers such as television broadcasters Media General, Inc. and Gray Television, Inc., and retailers JC Penney Co. and Guitar Center, Inc., both of which got an added boost from improved operating results. Our underweight to financials, which tend to be higher rated, detracted from performance, as did our exposure to wireless telecom operators Sprint Corp. and Altice.
Current Strategy & Outlook: Our fundamental view of high yield credit quality has become somewhat more clouded, based on weaker economic data and increased signs of late-cycle activity. However, this is offset by valuations (spreads outside energy and commodities above T+6.00%) that appear compelling if the U.S. recovery is indeed intact. The key question is the durability of the U.S. recovery. Our base case is that the recovery continues and spreads are cheap, but in our opinion the risks to this view have clearly increased — including risks outside the U.S. economy and markets. Given the recent sell-off, we believe high yield is likely to rally in the near term, but we expect volatility to continue until markets gain clarity on some of these macro issues.
We believe the Fund is well positioned for the economic environment described above. In keeping with our base case of a continued U.S. economic recovery, we maintain our slight U.S. consumer-focused cyclical bias and an overweight to B-rated credits (underweight BB-rated securities and what we view as the most at-risk securities of those rated CCC and below). We remain underweight energy and commodities. The sectors we are overweight include those that benefit from increased consumer discretionary income, such as retailers, and more defensive sectors such as health care and packaging.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2015 (as a percentage of net assets)

Corporate Bonds/Notes	33.4%
U.S. Government Agency Obligations	31.7%
U.S. Treasury Obligations	28.3%
Collateralized Mortgage Obligations	12.9%
Asset-Backed Securities	7.2%
Foreign Government Bonds	1.4%
Purchased Options	0.2%
Liabilities in Excess of Other Assets*	(15.1)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of -1.29% compared to the Barclays U.S. Aggregate Bond Index, which returned -0.47% for the same period.
Portfolio Specifics: The Fund underperformed its benchmark during the reporting period. Within asset allocation, overweights to investment grade and high yield corporate bonds and an underweight to U.S. Treasury securities were the primary detractors from performance. Our view has been to take on more credit risk versus interest rate risk. The high yield market posted a fourth consecutive month of negative returns in September 2015. This did not even occur during the global financial crisis. We believe this reflects a lack of confidence in the Federal Reserve Board (“Fed”), continued negative news from emerging markets and signs that the U.S. economic recovery may be weakening — all of which weighed on risk appetite. High yield weakness broadened from energy and commodities as any negative news drove severe price action, repricing specific companies and entire sectors.
Security selection of investment grade corporate bonds also detracted from results. Corporate spreads continued to get cheaper and could reward investors over a longer term horizon. Despite the increasingly attractive valuations, the corporate market has had difficulty in converting wider spread levels into positive excess returns. Corporate spreads ended September at their widest level of the year at 169 basis points (1.69%) (“bps”), exceeding the 155 bps (1.55%) spread level
Top Ten Holdings as of September 30, 2015* (as a percentage of net assets)

United States Treasury Note, 0.625%, 09/30/17	6.9%
United States Treasury Note, 1.750%, 09/30/22	6.1%
United States Treasury Note, 1.000%, 09/15/18	5.1%
United States Treasury Bond, 3.000%, 05/15/45	4.0%
Fannie Mae, 3.500%, 02/25/42	3.7%
Freddie Mac, 3.000%, 10/01/44	2.3%
United States Treasury Bond, 2.000%, 08/15/25	2.0%
United States Treasury Note, 0.625%, 08/31/17	1.8%
Ginnie Mae, 3.500%, 07/20/42	1.8%
United States Treasury Note, 1.375%, 09/30/20	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
reached during the mid-2013 “taper tantrum” and rolling spreads all the way back to September 2012 levels. Elsewhere, duration of U.S. interest rates was traded around the benchmark and negatively impacted performance.
Overweights to non-agency residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) contributed to performance. ABS and non-agency RMBS have remained safe havens from the negative macro forces hurting other risk markets. Security selection among securitized assets, particularly among CMBS, also helped results. Favorable housing market indicators and stable labor markets, combined with negative news from China and the commodity complex, have fueled continued risk appetite in these sectors.
Swaps, options and futures where used in conjunction with cash bonds for duration and yield curve management. Currency forwards were used for currency management and risk mitigation. These investment decisions in total (derivative instruments and cash securities) detracted from the Fund’s performance over the reporting period.
Current Strategy & Outlook: Global Rates: We believe U.S. interest rates will likely drift lower from current levels. The interaction between the selling by emerging market central banks and the buying by developed market central banks has kept U.S. Interest rates elevated thus far. However, we think low to negligible global inflation will dominate bond market pricing during the months to come, putting downward pressure on yields. Ongoing zero interest rate policy, combined with the Fed lowering its inflation expectations and interest rate outlook, will also support bond prices and keep yields low. Given this, we seek to position the Fund long the 10-year point of the U.S. Treasury curve.
Investment Grade Corporates: The rout in commodity-sensitive sectors like metals and energy led the move wider in corporate credit spreads over the past month. Year-over-year revenue growth for these sectors was down 14% and 22%, respectively. However, outside the commodity-related sectors, sales growth was 3.9% while earnings expanded 4.0%, the

Portfolio Managers’ Report	Voya Intermediate Bond Fund

best performance since the third quarter of 2012. This suggests fundamentals for the overall investment grade corporate market remain supportive.
High Yield Corporates: The high yield market has been posting negative returns, driven by a combination of negative news from China, uncertainty about the timing of the first Fed rate hike and increased equity volatility. Weakness spread from the usual suspects (energy, commodities and CCC-rated debt issues) to the broader market, although commodity-related sectors suffered the most as the market continued to differentiate between the “haves” and the “have-nots” among high yield issuers. The prospect of continued U.S. growth remains supportive for high yield spreads, but the potential for further weakness in China and other emerging markets presents additional risk. High yield corporate fundamentals have begun to weaken, with the lack of top-line growth particularly challenging for the most highly leveraged companies. While headline default rates are starting to increase, the risk of a near-term spike in defaults remains low outside the energy and metals sectors.
Mortgages: Macro uncertainties increased the market’s perception of a delay in Fed tightening and, therefore, an extended reinvestment period, which is supportive of agency mortgage-backed securities. Agency mortgages also seemed to benefit from a flight-to-quality and/or flight-to-liquidity as markets grew agitated. The near-term outlook for CMBS continues to be cautious, as elevated new issue supply tempers our otherwise positive fundamental view of the sector.
Emerging Markets: The emerging world is still digesting the long-term impact of the Chinese decision to liberalize its currency, capital outflows and the resulting technical impacts to valuations. The downgrade of Brazilian debt to non-investment grade by Standard & Poor’s confirmed that emerging markets are still confronted with significant idiosyncratic risk and uncertainty. Markets as a whole seem somewhat dislocated and we favor adding select hard-currency investments, as their credit risk premiums have widened to levels not observed for months. Weakness in local-currency issues, while more severe, will likely benefit the external accounts of emerging market countries over time. Lastly, were the Fed to provide more clarity on the magnitude and duration of its rate-hike cycle, we believe select opportunities within local currency markets should materialize.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Voya Short Term Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2015 (as a percentage of net assets)

Corporate Bonds/Notes	62.7%
Asset-Backed Securities	14.1%
Collateralized Mortgage Obligations	9.7%
U.S. Government Agency Obligations	7.7%
U.S. Treasury Obligations	5.4%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2015, the Fund’s Class I shares provided a total return of 0.21% compared to the Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 0.43%, for the same period.
Portfolio Specifics: Within asset allocation, overweights to broad U.S. domestic spread sectors contributed to performance, even as credit sectors like investment grade and high yield corporate bonds suffered. More specifically, the high yield bond market posted a fourth consecutive month of negative returns in September 2015, which did not even occur during the global financial crisis. We believe this was the result of a lack of confidence in the Federal Reserve Board (“Fed”), continued negative news from emerging markets and signs that the U.S. economic recovery may be weakening — all of which weighed on investors’ risk appetite. High yield weakness broadened from energy and commodities as any negative news drove severe price action, repricing specific companies and entire sectors. On the upside, mortgage sectors performed well during the reporting period with asset-backed securities and commercial mortgage-backed securities (“CMBS”) largely offsetting underperformance of the credit sectors in the Fund. We believe that spreads should be relatively stable to slightly improved in the short end of the yield curve with central banks being accommodative and continued economic growth.
Top Ten Holdings as of September 30, 2015 (as a percentage of net assets)

United States Treasury Note, 1.625%, 07/31/20	5.4%
Ginnie Mae, 7.124%, 04/20/39	1.1%
Bank of America Corp., 2.600%, 01/15/19	0.9%
Freddie Mac, 6.000%, 12/15/28	0.8%
Muir Grove CLO Ltd., 3.295%, 03/25/20	0.8%
Freddie Mac, 5.000%, 07/15/39	0.7%
BB&T Corp., 1.600%, 08/15/17	0.7%
TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	0.7%
Sierra CLO II Ltd., 3.795%, 01/22/21	0.6%
Macquarie Bank Ltd., 1.600%, 10/27/17	0.6%
Portfolio holdings are subject to change daily.
Security selection of investment grade corporate bonds also detracted from results. Corporate spreads continued to widen, but we believe they could reward investors over a longer term horizon. Despite the increasingly attractive valuations, the corporate market has had difficulty in converting wider spread levels into positive excess returns. Corporate spreads ended September 2015 at their widest level of the year at 169 basis points (“bps”) (1.69%), exceeding the 155 bps (1.55%) spread level reached during the mid-2013 “taper tantrum” and rolling spreads all the way back to September 2012 levels. Elsewhere, duration of U.S. interest rates was traded around the benchmark and negatively impacted performance.
Derivatives, such as swaps, were used for duration/curve and sector management. Overall, these instruments detracted from the Fund’s performance over the reporting period.
Current Strategy & Outlook: Our expectation is to continue to overweight spread assets. With the central banks around the world continuing to be accommodative, we believe investor’s desire for yield with a stable economic environment should contribute positively to performance versus the Index.
U.S. interest rates will likely drift lower from current levels. The interaction between the selling by emerging market central banks and the buying by developed market central banks has kept interest rates elevated thus far. However, we think low to negligible global inflation will dominate bond market pricing during the months to come, putting downward pressure on yields. Ongoing zero interest rate policy, combined with the Fed lowering its inflation expectations and interest rate outlook, will also support bond prices and keep yields low. Given this, we seek to position the Fund’s portfolio long the 10-year point of the U.S. Treasury curve.
The rout in commodity-sensitive sectors like metals and energy led the move wider in corporate credit spreads over the last month of the period. Year-over-year revenue growth for these sectors was down 14% and 22%, respectively. However, outside the commodity-related sectors, sales growth was 3.9% while earnings expanded 4.0%, the best performance since the third quarter of 2012. This suggests fundamentals for the overall investment grade corporate market remain supportive.

Portfolio Managers’ Report	Voya Short Term Bond Fund

The high yield market has been posting negative returns, driven by a combination of negative news from China, uncertainty about the timing of the first Fed rate hike and increased equity volatility. Weakness spread from the usual suspects (energy, commodities and CCC-rated debt issues) to the broader market, although commodity-related sectors suffered the most as the market continued to differentiate between the “haves” and the “have-nots” among high yield issuers. The prospect of continued U.S. growth remains supportive for high yield spreads, but the potential for further weakness in China and other emerging markets presents additional risk. High yield corporate fundamentals have begun to weaken, with the lack of top-line growth particularly challenging for the most highly leveraged companies. While headline default rates are starting to increase, the risk of a near-term spike in defaults remains low outside the energy and metals sectors.
Macro uncertainties increased the market’s perception of a delay in Fed tightening and, therefore, an extended reinvestment period, which is supportive of agency mortgage-backed securities. Agency mortgages also seemed to benefit from a flight-to-quality and/or flight-to-liquidity as markets grew agitated. The near-term outlook for CMBS continues to be cautious, as elevated new issue supply tempers our otherwise positive fundamental view of the sector.
The emerging world is still digesting the long-term impact of the Chinese decision to liberalize its currency, capital outflows and the resulting technical impacts to valuations. The downgrade of Brazilian debt to non-investment grade by Standard & Poor’s confirmed that emerging markets are still confronted with significant idiosyncratic risk and uncertainty. Markets as a whole seem somewhat dislocated and we favor adding select hard-currency investments, as their credit risk premiums have widened to levels not observed for months. Weakness in local-currency issues, while more severe, will likely benefit the external accounts of emerging market countries over time. Lastly, were the Fed to provide more clarity on the magnitude and duration of its rate-hike cycle, we believe select opportunities within local currency markets should materialize.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2015 (as a percentage of net assets)

Mutual Funds	72.8%
Collateralized Mortgage Obligations	16.6%
U.S. Treasury Obligations	5.2%
U.S. Government Agency Obligations	2.5%
Corporate Bonds/Notes	0.3%
Purchased Options	0.1%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of  -0.10% compared to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), which returned 0.14%, for the same period.
Portfolio Specifics: The Fund’s longer duration stance relative to the Index detracted from overall performance. While treasury yields moved higher with a steeper yield curve during the first half of the six-month period, they moved sharply lower and the curve flattened during the second half. While modestly longer than the Index, the overall Fund duration was towards the lower end of its duration band through the early phases of a possible Federal Reserve Board interest rate hike cycle.
During the six-month period, our overweight to spread assets detracted from returns. Security selection added to performance for the period.
During the period, we maintained an overweight in high yield but adjusted the allocation as spreads began significantly widening during the latter part of the period. At the start of the period, we reduced our allocation to high yield from 19% to 9%, as the yield from our holdings overcame the beginning of spread widening. As spreads continued to widen during the period, we increased our allocation to high yield to 11%. The overweight to high yield detracted from performance as wider spreads overwhelmed the yield provided by the sector.
The story for the Fund’s allocation to bank loans was similar for the period, as yields from the sector were initially able to compensate wider spreads but failed to do so as through most of the period. The Fund maintained a 27% allocation for most of the period, and increased to 29% as wider spreads began to look more attractive.
The Fund’s allocation to non-agency mortgages detracted from performance while the allocation to commercial mortgage-backed securities (“CMBS”)
Top Ten Holdings as of September 30, 2015* (as a percentage of net assets)

Voya Floating Rate Fund - Class P	29.2%
Voya Securitized Credit Fund - Class P	22.1%
Voya High Yield Bond Fund - Class P	11.0%
Voya Investment Grade Credit Fund - Class P	7.7%
United States Treasury Bond, 2.000%, 08/15/25	4.7%
JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	3.2%
Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 2.728%, 09/25/36	3.1%
Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.713%, 10/25/36	3.0%
LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	2.3%
Voya Emerging Markets Hard Currency Debt Fund - Class P	1.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
contributed positively to performance. We will continue to hold our overweight as continued broad based strength in commercial property prices further improved collateral values.
The interest rate duration of the Fund was relatively constant during the first half of the period at approximately 1.0 years, which detracted from performance versus the Index. We increased the interest rate duration to approximately 2.3 years in order to move back to the central tendency of the fund duration of 2. Also, an interest rate call option to protect against a sharp fall in rates increased duration by approximately 0.3 years.
Throughout the period, the Fund engaged in a 5% long euro, 5% short Japanese yen currency cross. The euro side was closed earlier in the period, leaving the Fund short 5% yen for a short period of time. The Fund also traded a short 5% Mexican peso position during the period. These currency trades detracted from performance.
Interest rate futures and swaps were used to manage the Fund’s duration and yield-curve risks. We currently hold a 15 basis point market value position of a 10-year swaption that expires in December to protect the Fund against falling interest rates.
Current Strategy & Outlook: With our expectation that U.S. economic growth will remain persistent with expectations that global central banks will continue to be very accommodative, we remain constructive on domestically oriented spread products. We believe the strength of the U.S. dollar will be a headwind to U.S. growth, while lower commodity prices and low interest rates should act as a stimulant to the U.S. economy and should more than offset the influence of the strong U.S. dollar. The Fund’s interest rate duration is currently approximately 2.3 years. Approximately 40% of the Fund is expected to be allocated to high yield securities and bank loans. We currently have approximately 35% allocation to CMBS and non-agencies securities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2015*	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2015*
Voya GNMA Income Fund
Class A	$1,000.00	$1,007.10	0.93%	$4.67	$1,000.00	$1,020.35	0.93%	$4.70
Class B	1,000.00	1,003.30	1.68	8.41	1,000.00	1,016.60	1.68	8.47
Class C	1,000.00	1,004.50	1.68	8.42	1,000.00	1,016.60	1.68	8.47
Class I	1,000.00	1,009.70	0.65	3.27	1,000.00	1,021.75	0.65	3.29
Class W	1,000.00	1,009.50	0.68	3.42	1,000.00	1,021.60	0.68	3.44
Voya High Yield Bond Fund
Class A	$1,000.00	$969.50	1.06%	$5.22	$1,000.00	$1,019.70	1.06%	$5.35
Class B	1,000.00	965.70	1.81	8.89	1,000.00	1,015.95	1.81	9.12
Class C	1,000.00	965.90	1.81	8.90	1,000.00	1,015.95	1.81	9.12
Class I	1,000.00	971.30	0.71	3.50	1,000.00	1,021.45	0.71	3.59
Class P	1,000.00	974.20	0.10	0.49	1,000.00	1,024.50	0.10	0.51
Class R	1,000.00	968.40	1.31	6.45	1,000.00	1,018.45	1.31	6.61
Class W	1,000.00	970.90	0.81	3.99	1,000.00	1,020.95	0.81	4.09

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2015*	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2015*
Voya Intermediate Bond Fund
Class A	$1,000.00	$987.10	0.62%	$3.08	$1,000.00	$1,021.90	0.62%	$3.13
Class B	1,000.00	984.10	1.37	6.80	1,000.00	1,018.15	1.37	6.91
Class C	1,000.00	984.40	1.37	6.80	1,000.00	1,018.15	1.37	6.91
Class I	1,000.00	988.60	0.33	1.64	1,000.00	1,023.35	0.33	1.67
Class O	1,000.00	987.10	0.62	3.08	1,000.00	1,021.90	0.62	3.13
Class R	1,000.00	985.90	0.87	4.32	1,000.00	1,020.65	0.87	4.39
Class R6	1,000.00	988.70	0.31	1.54	1,000.00	1,023.45	0.31	1.57
Class W	1,000.00	988.30	0.37	1.84	1,000.00	1,023.15	0.37	1.87
Voya Short Term Bond Fund
Class A	$1,000.00	$1,001.80	0.80%	$4.00	$1,000.00	$1,021.00	0.80%	$4.04
Class C	1,000.00	996.90	1.55	7.74	1,000.00	1,017.25	1.55	7.82
Class I	1,000.00	1,002.10	0.50	2.50	1,000.00	1,022.50	0.50	2.53
Class R	1,000.00	1,000.40	1.05	5.25	1,000.00	1,019.75	1.05	5.30
Class R6	1,000.00	1,003.30	0.47	2.35	1,000.00	1,022.65	0.47	2.38
Class W	1,000.00	1,002.90	0.55	2.75	1,000.00	1,022.25	0.55	2.78
Voya Strategic Income Opportunities Fund**
Class A	$1,000.00	$999.00	1.03%	$5.15	$1,000.00	$1,019.85	1.03%	$5.20
Class C	1,000.00	994.90	1.78	8.88	1,000.00	1,016.10	1.78	8.97
Class I	1,000.00	1,001.00	0.64	3.20	1,000.00	1,021.80	0.64	3.23
Class R	1,000.00	998.00	1.28	6.39	1,000.00	1,018.60	1.28	6.46
Class W	1,000.00	1,000.00	0.78	3.90	1,000.00	1,021.10	0.78	3.94

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of the underlying funds.

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2015 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,186,430,514	$499,075,131	$3,218,520,730
Short-term investments at fair value**	—	10,326,685	99,810,865
Total investments at fair value	$1,186,430,514	$509,401,816	$3,318,331,595
Cash	229,012,347	67,937	—
Cash collateral for futures	2,458,023	—	2,075,529
Cash pledged for centrally cleared swaps (Note 2)	—	—	5,038,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	520,000
Receivables:
Investment securities sold	—	2,642,194	89,056,658
Investment securities sold on a delayed-delivery or when-issued basis	316,207,031	—	92,059,580
Fund shares sold	24,605,522	4,221,144	7,054,873
Dividends	—	187	9,410
Interest	2,380,539	9,814,469	15,800,295
Unrealized appreciation on forward foreign currency contracts	—	—	2,802
Variation margin receivable on centrally cleared swaps	—	—	133,314
Prepaid expenses	46,482	34,410	80,838
Other assets	17,795	4,960	29,010
Total assets	1,761,158,253	526,187,117	3,530,191,904
LIABILITIES:
Income distribution payable	—	95,755	364,248
Payable for investment securities purchased	583,762	4,610,000	238,182,161
Payable for investment securities purchased on a delayed-delivery or when-issued basis	771,464,705	—	429,430,442
Payable for fund shares redeemed	2,286,669	5,493,529	38,266,080
Payable upon receipt of securities loaned	—	—	18,467,451
Unrealized depreciation on forward foreign currency contracts	—	—	1,807,484
Variation margin payable on centrally cleared swaps	—	—	63
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	2,312,000	—	1,588,000
Payable for investment management fees	445,147	189,526	623,341
Payable for distribution and shareholder service fees	178,386	25,397	177,944
Payable to custodian due to bank overdraft	—	—	48,095
Payable to trustees under the deferred compensation plan (Note 6)	17,795	4,960	29,010
Payable for trustee fees	4,534	2,612	13,607
Other accrued expenses and liabilities	161,441	78,455	510,591
Written options, at fair value^	—	—	4,981,050
Total liabilities	777,454,439	10,500,234	734,489,567
NET ASSETS	$983,703,814	$515,686,883	$2,795,702,337
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$989,858,113	$575,277,056	$2,914,686,118
Undistributed (distributions in excess of) net investment income	(9,121,576)	(189,433)	589,546
Accumulated net realized loss	(14,067,805)	(30,873,740)	(123,303,920)
Net unrealized appreciation (depreciation)	17,035,082	(28,527,000)	3,730,593
NET ASSETS	$983,703,814	$515,686,883	$2,795,702,337
+ Including securities loaned at value	$—	$—	$17,821,549
* Cost of investments in securities	$1,167,659,392	$527,603,462	$3,212,491,521
** Cost of short-term investments	$—	$10,325,354	$99,810,865
^ Premiums received on written options	$—	$—	$7,502,341
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2015 (Unaudited) (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$524,156,849	$68,769,015	$450,566,271
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	60,711,038	8,937,268	45,142,642
Net asset value and redemption price per share†	$8.63	$7.69	$9.98
Maximum offering price per share (2.50%)(1)	$8.85	$7.89	$10.24
Class B
Net assets	$127,521	$221,071	$164,762
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	14,864	28,750	16,547
Net asset value and redemption price per share†	$8.58	$7.69	$9.96
Class C
Net assets	$88,368,905	$12,846,030	$31,292,966
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,292,017	1,669,840	3,139,906
Net asset value and redemption price per share†	$8.59	$7.69	$9.97
Class I
Net assets	$307,727,884	$242,872,528	$1,246,720,492
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	35,591,575	31,594,511	124,950,541
Net asset value and redemption price per share	$8.65	$7.69	$9.98
Class O
Net assets	n/a	n/a	$34,238,152
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,430,340
Net asset value and redemption price per share	n/a	n/a	$9.98
Class P
Net assets	n/a	$143,602,131	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	18,673,891	n/a
Net asset value and redemption price per share	n/a	$7.69	n/a
Class R
Net assets	n/a	$386,603	$127,986,738
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	50,222	12,806,570
Net asset value and redemption price per share	n/a	$7.70	$9.99
Class R6
Net assets	n/a	n/a	$457,402,637
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	45,863,388
Net asset value and redemption price per share	n/a	n/a	$9.97
Class W
Net assets	$63,322,655	$46,989,505	$447,330,319
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,316,145	6,100,447	44,877,334
Net asset value and redemption price per share	$8.66	$7.70	$9.97

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2015 (Unaudited)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$125,723,219	$8,111,597
Investments in affiliated underlying funds at fair value**	—	23,814,481
Short-term investments at fair value***	525,841	716,000
Total investments at fair value	$126,249,060	$32,642,078
Cash collateral for futures	256,317	105,518
Cash pledged for centrally cleared swaps (Note 2)	150,000	75,000
Foreign currencies at value****	51,434	—
Receivables:
Investment in affiliated underlying funds sold	—	15,059
Investment securities sold	6,495,876	—
Fund shares sold	12,569	176,414
Dividends	220	67,100
Interest	636,530	38,224
Variation margin receivable on centrally cleared swaps	6,080	510
Prepaid expenses	17,300	46,972
Reimbursement due from manager	1,081	8,780
Other assets	1,157	—
Total assets	133,877,624	33,175,655
LIABILITIES:
Income distribution payable	353	—
Payable for investments in affiliated underlying funds purchased	—	351,597
Payable for investment securities purchased	889,977	—
Payable for fund shares redeemed	5,966,261	—
Payable upon receipt of securities loaned	525,841	—
Unrealized depreciation on forward foreign currency contracts	—	42,033
Variation margin payable on centrally cleared swaps	29	1,716
Payable for investment management fees	49,526	17,558
Payable for distribution and shareholder service fees	513	890
Payable to custodian due to bank overdraft	120,374	24,081
Payable to trustees under the deferred compensation plan (Note 6)	1,157	—
Payable for trustee fees	690	74
Other accrued expenses and liabilities	28,872	10,483
Total liabilities	7,583,593	448,432
NET ASSETS	$126,294,031	$32,727,223
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$127,551,682	$32,945,850
Undistributed (distributions in excess of) net investment income	(322,579)	317,104
Accumulated net realized loss	(792,024)	(291,476)
Net unrealized depreciation	(143,048)	(244,255)
NET ASSETS	$126,294,031	$32,727,223
+ Including securities loaned at value	$514,571	$—
* Cost of investments in securities	$125,749,458	$7,909,028
** Cost of investments in affiliated underlying funds	$—	$24,214,250
*** Cost of short-term investments	$525,841	$716,000
**** Cost of foreign currencies	$55,805	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2015 (Unaudited) (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$1,123,719	$474,385
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	113,388	47,630
Net asset value and redemption price per share†	$9.91	$9.96
Maximum offering price per share (2.50%)(1)	$10.16	$10.22
Class C
Net assets	$351,449	$206,588
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	35,446	21,081
Net asset value and redemption price per share†	$9.91	$9.80
Class I
Net assets	$8,438,289	$30,240,594
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	851,085	3,025,771
Net asset value and redemption price per share	$9.91	$9.99
Class R
Net assets	$3,034	$1,802,401
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	306	182,438
Net asset value and redemption price per share	$9.91	$9.88
Class R6
Net assets	$116,374,433	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	11,734,555	n/a
Net asset value and redemption price per share	$9.92	n/a
Class W
Net assets	$3,107	$3,255
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	313	327
Net asset value and redemption price per share	$9.92	$9.96

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2015 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$2,431	$70,768
Interest	10,708,788	16,326,517	40,123,821
Securities lending income, net	—	—	440,743
Total investment income	10,708,788	16,328,948	40,635,332
EXPENSES:
Investment management fees(1)	2,512,027	1,543,538	3,456,345
Distribution and shareholder service fees:
Class A	650,164	92,150	685,781
Class B	1,249	1,946	1,634
Class C	423,260	67,316	159,607
Class O	—	—	43,772
Class R	—	823	314,665
Transfer agent fees:
Class A	198,392	49,444	171,558
Class B	95	261	98
Class C	32,288	9,030	10,313
Class I	49,829	37,039	87,767
Class O	—	—	11,303
Class P	—	22,521	—
Class R	—	221	40,955
Class R6	—	—	854
Class W	20,929	32,648	144,144
Administrative service fees(1)	72,515	42,692	217,532
Shareholder reporting expense	22,850	21,045	50,700
Registration fees	50,196	55,274	195,828
Professional fees	23,458	25,228	69,470
Custody and accounting expense	51,240	55,083	169,750
Trustee fees	13,603	7,834	40,821
Miscellaneous expense	15,412	15,323	48,646
Interest expense	—	303	980
Total expenses	4,137,507	2,079,719	5,922,523
Net recouped/waived and reimbursed fees	50	(445,424)	—
Net expenses	4,137,557	1,634,295	5,922,523
Net investment income	6,571,231	14,694,653	34,712,809
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,518,184	(2,098,530)	(12,349,824)
Foreign currency related transactions	—	—	(1,484,775)
Futures	(1,440,203)	—	(3,205,709)
Swaps	—	—	(1,736,949)
Written options	—	—	(352,775)
Net realized gain (loss)	2,077,981	(2,098,530)	(19,130,032)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,550,157)	(27,676,750)	(48,806,167)
Foreign currency related transactions	—	—	(1,733,434)
Futures	(261,488)	—	(690,213)
Swaps	—	—	1,636,172
Written options	—	—	2,521,291
Net change in unrealized appreciation (depreciation)	(1,811,645)	(27,676,750)	(47,072,351)
Net realized and unrealized gain (loss)	266,336	(29,775,280)	(66,202,383)
Increase (decrease) in net assets resulting from operations	$6,837,567	$(15,080,627)	$(31,489,574)

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2015 (Unaudited) (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$1,010	$—
Interest	1,270,924	62,330
Dividends from affiliated funds	—	251,107
Securities lending income, net	4,360	—
Total investment income	1,276,294	313,437
EXPENSES:
Investment management fees(1)	298,852	47,150
Distribution and shareholder service fees:
Class A	595	603
Class C	1,701	987
Class R	7	2,186
Transfer agent fees:
Class A	338	352
Class C	231	138
Class I	2,877	56
Class R	2	570
Class R6	509	—
Class W	2	2
Administrative service fees(1)	11,534	528
Shareholder reporting expense	2,562	2,196
Registration fees	29,773	37,069
Professional fees	9,276	5,126
Custody and accounting expense	16,470	5,490
Trustee fees	2,069	220
Miscellaneous expense	5,712	2,064
Interest expense	92	11
Total expenses	382,602	104,748
Net waived and reimbursed fees	(53,628)	(52,696)
Net expenses	328,974	52,052
Net investment income	947,320	261,385
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(104,935)	(16,936)
Sale of affiliated underlying funds	—	4,174
Foreign currency related transactions	—	(9,616)
Futures	(5,742)	(30,285)
Swaps	(531)	(132,273)
Net realized loss	(111,208)	(184,936)
Net change in unrealized appreciation (depreciation) on:
Investments	(344,968)	127,110
Affiliated underlying funds	—	(374,223)
Foreign currency related transactions	1,941	(44,344)
Futures	(42,052)	(2,094)
Swaps	(46,866)	(2,683)
Net change in unrealized appreciation (depreciation)	(431,945)	(296,234)
Net realized and unrealized loss	(543,153)	(481,170)
Increase (decrease) in net assets resulting from operations	$404,167	$(219,785)

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Six Months Ended September 30, 2015	Year Ended March 31, 2015	Six Months Ended September 30, 2015	Year Ended March 31, 2015
FROM OPERATIONS:
Net investment income	$6,571,231	$14,907,582	$14,694,653	$27,826,069
Net realized gain (loss)	2,077,981	8,805,316	(2,098,530)	(3,065,330)
Net change in unrealized appreciation (depreciation)	(1,811,645)	12,170,335	(27,676,750)	(18,129,733)
Increase (decrease) in net assets resulting from operations	6,837,567	35,883,233	(15,080,627)	6,631,006
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(7,868,042)	(16,005,727)	(1,902,731)	(4,217,998)
Class B	(3,194)	(10,192)	(8,543)	(26,400)
Class C	(963,305)	(1,960,019)	(297,066)	(638,356)
Class I	(4,022,851)	(5,090,084)	(6,615,542)	(14,993,658)
Class P	—	—	(4,475,153)	(6,691,664)
Class R	—	—	(8,120)	(2,755)
Class W	(884,397)	(1,328,936)	(1,317,639)	(1,550,951)
Return of capital:
Class A	—	(2,091,266)	—	—
Class B	—	(1,510)	—	—
Class C	—	(341,985)	—	—
Class I	—	(797,369)	—	—
Class W	—	(190,890)	—	—
Total distributions	(13,741,789)	(27,817,978)	(14,624,794)	(28,121,782)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	219,484,673	274,391,931	79,522,310	286,247,406
Reinvestment of distributions	11,550,894	24,282,307	14,037,565	26,903,753
	231,035,567	298,674,238	93,559,875	313,151,159
Cost of shares redeemed	(119,554,086)	(246,414,994)	(65,110,175)	(195,088,556)
Net increase in net assets resulting from capital share transactions	111,481,481	52,259,244	28,449,700	118,062,603
Net increase (decrease) in net assets	104,577,259	60,324,499	(1,255,721)	96,571,827
NET ASSETS:
Beginning of year or period	879,126,555	818,802,056	516,942,604	420,370,777
End of year or period	$983,703,814	$879,126,555	$515,686,883	$516,942,604
Distributions in excess of net investment income at end of year or period	$(9,121,576)	$(1,951,018)	$(189,433)	$(259,292)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Six Months Ended September 30, 2015	Year Ended March 31, 2015	Six Months Ended September 30, 2015	Year Ended March 31, 2015
FROM OPERATIONS:
Net investment income	$34,712,809	$50,878,711	$947,320	$2,631,505
Net realized gain (loss)	(19,130,032)	37,534,082	(111,208)	54,512
Net change in unrealized appreciation (depreciation)	(47,072,351)	29,900,977	(431,945)	(321,408)
Increase (decrease) in net assets resulting from operations	(31,489,574)	118,313,770	404,167	2,364,609
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(6,472,835)	(18,252,026)	(3,706)	(4,713)
Class B	(2,670)	(11,267)	—	—
Class C	(257,026)	(582,567)	(1,329)	(3,096)
Class I	(14,876,470)	(15,552,223)	(73,169)	(110,828)
Class O	(413,211)	(1,016,623)	—	—
Class R	(1,327,488)	(646,611)	(19)	(28)
Class R6	(5,550,308)	(8,406,345)	(1,201,485)	(2,954,335)
Class W	(5,798,975)	(12,267,238)	(28)	(2,305)
Total distributions	(34,698,983)	(56,734,900)	(1,279,736)	(3,075,305)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,076,712,866	1,379,161,890	6,001,337	25,393,018
Reinvestment of distributions	32,662,736	53,503,830	1,279,045	3,074,347
	1,109,375,602	1,432,665,720	7,280,382	28,467,365
Cost of shares redeemed	(881,099,185)	(475,975,682)	(21,277,219)	(61,033,689)
Net increase (decrease) in net assets resulting from capital share transactions	228,276,417	956,690,038	(13,996,837)	(32,566,324)
Net increase (decrease) in net assets	162,087,860	1,018,268,908	(14,872,406)	(33,277,020)
NET ASSETS:
Beginning of year or period	2,633,614,477	1,615,345,569	141,166,437	174,443,457
End of year or period	$2,795,702,337	$2,633,614,477	$126,294,031	$141,166,437
Undistributed (distributions in excess of) net investment income at end of year or period	$589,546	$575,720	$(322,579)	$9,837

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Strategic Income Opportunities Fund
	Six Months Ended September 30, 2015	Year Ended March 31, 2015
FROM OPERATIONS:
Net investment income	$261,385	$223,374
Net realized gain (loss)	(184,936)	42,700
Net change in unrealized appreciation (depreciation)	(296,234)	(10,618)
Increase (decrease) in net assets resulting from operations	(219,785)	255,456
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(17,154)
Class C	—	(4,133)
Class I	—	(198,534)
Class R	—	(7,861)
Class W	—	(108)
Total distributions	—	(227,790)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,763,493	936,695
Reinvestment of distributions	—	226,283
	26,763,493	1,162,978
Cost of shares redeemed	(209,988)	(424,342)
Net increase in net assets resulting from capital share transactions	26,553,505	738,636
Net increase in net assets	26,333,720	766,302
NET ASSETS:
Beginning of year or period	6,393,503	5,627,201
End of year or period	$32,727,223	$6,393,503
Undistributed net investment income at end of year or period	$317,104	$55,719

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
09-30-15	8.70	0.06•	0.00*	0.06	0.13	—	—	0.13	—	8.63	0.71	0.93	0.93	0.93	1.42	524,157	271
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
03-31-14	8.95	0.24•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94	0.94	2.74	558,520	302
03-31-13	9.09	0.22	0.00*	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90	0.90	2.38	727,058	352
03-31-12	8.84	0.23•	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93	0.93	2.58	681,900	335
03-31-11	8.75	0.32	0.13	0.45	0.36	—	—	0.36	—	8.84	5.26	0.93	0.93	0.93	3.63	593,080	193
Class B
09-30-15	8.65	0.03•	0.00*	0.03	0.10	—	—	0.10	—	8.58	0.33	1.68	1.68	1.68	0.68	128	271
03-31-15	8.57	0.10•	0.21	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.21	333	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.11)	1.69	1.69	1.69	1.97	622	302
03-31-13	9.04	0.14•	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65	1.65	1.59	1,430	352
03-31-12	8.79	0.17•	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68	1.68	1.87	3,676	335
03-31-11	8.70	0.26•	0.13	0.39	0.30	—	—	0.30	—	8.79	4.48	1.68	1.68	1.68	2.90	11,262	193
Class C
09-30-15	8.65	0.03•	0.01	0.04	0.10	—	—	0.10	—	8.59	0.45	1.68	1.68	1.68	0.68	88,369	271
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69	1.69	1.97	95,602	302
03-31-13	9.04	0.16	0.00*	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65	1.65	1.63	177,823	352
03-31-12	8.79	0.16•	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68	1.68	1.82	138,543	335
03-31-11	8.71	0.25	0.13	0.38	0.30	—	—	0.30	—	8.79	4.38	1.68	1.68	1.68	2.88	104,196	193
Class I
09-30-15	8.71	0.07•	0.01	0.08	0.14	—	—	0.14	—	8.65	0.97	0.65	0.65	0.65	1.70	307,728	271
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
03-31-14	8.96	0.26•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66	0.66	3.00	130,878	302
03-31-13	9.10	0.25	0.00*	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63	0.63	2.64	206,100	352
03-31-12	8.85	0.26•	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65	0.65	2.83	144,678	335
03-31-11	8.76	0.34	0.14	0.48	0.39	—	—	0.39	—	8.85	5.57	0.63	0.63	0.63	3.92	68,996	193
Class W
09-30-15	8.72	0.07•	0.01	0.08	0.14	—	—	0.14	—	8.66	0.95	0.68	0.68	0.68	1.67	63,323	271
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
03-31-14	8.97	0.26	(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69	0.69	3.00	33,180	302
03-31-13	9.11	0.25•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65	0.65	2.72	37,682	352
03-31-12	8.86	0.26•	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68	0.68	2.83	11,700	335
03-31-11	8.77	0.35	0.13	0.48	0.39	—	—	0.39	—	8.86	5.51	0.68	0.68	0.68	3.88	7,221	193
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund
Class A
09-30-15	8.14	0.21•	(0.45)	(0.24)	0.21	—	—	0.21	—	7.69	(3.05)	1.06	1.06	1.06	5.17	68,769	15
03-31-15	8.49	0.42	(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10	1.10	5.10	75,588	37
03-31-14	8.34	0.44	0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10	1.10	5.34	79,309	47
03-31-13	7.80	0.49	0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10	1.10	6.20	85,429	109
03-31-12	7.82	0.52	(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10	1.10	6.73	98,123	100
03-31-11	7.38	0.56	0.45	1.01	0.55	—	0.02	0.57	—	7.82	14.22	1.13	1.10†	1.10†	7.43†	86,017	87
Class B
09-30-15	8.14	0.18•	(0.45)	(0.27)	0.18	—	—	0.18	—	7.69	(3.43)	1.81	1.81	1.81	4.40	221	15
03-31-15	8.48	0.36	(0.33)	0.03	0.37	—	—	0.37	—	8.14	0.31	1.84	1.85	1.85	4.33	473	37
03-31-14	8.33	0.38	0.16	0.54	0.39	—	—	0.39	—	8.48	6.69	1.83	1.85	1.85	4.58	1,086	47
03-31-13	7.79	0.43	0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85	1.85	5.47	1,629	109
03-31-12	7.81	0.46	(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85	1.85	6.00	2,370	100
03-31-11	7.37	0.51•	0.44	0.95	0.49	—	0.02	0.51	—	7.81	13.35	1.88	1.85†	1.85†	6.74†	6,864	87
Class C
09-30-15	8.14	0.18•	(0.45)	(0.27)	0.18	—	—	0.18	—	7.69	(3.41)	1.81	1.81	1.81	4.43	12,846	15
03-31-15	8.49	0.36	(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85	1.85	4.35	13,568	37
03-31-14	8.34	0.38	0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85	1.85	4.59	15,051	47
03-31-13	7.80	0.44	0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85	1.85	5.43	14,354	109
03-31-12	7.81	0.46	(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85	1.85	6.00	12,727	100
03-31-11	7.38	0.50	0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85†	1.85†	6.66†	11,938	87
Class I
09-30-15	8.14	0.22•	(0.45)	(0.23)	0.22	—	—	0.22	—	7.69	(2.87)	0.71	0.71	0.71	5.53	242,873	15
03-31-15	8.48	0.46	(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69	0.69	5.51	233,374	37
03-31-14	8.33	0.48	0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70	0.70	5.74	223,686	47
03-31-13	7.80	0.52•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75	0.75	6.40	101,387	109
03-31-12	7.81	0.55	(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67	0.67	7.09	24,849	100
03-31-11	7.37	0.57•	0.48	1.05	0.59	—	0.02	0.61	—	7.81	14.86	0.76	0.73†	0.73†	7.53†	21,590	87
Class P
09-30-15	8.14	0.25•	(0.45)	(0.20)	0.25	—	—	0.25	—	7.69	(2.58)	0.71	0.10	0.10	6.14	143,602	15
03-31-15	8.48	0.51	(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07	0.07	6.13	145,332	37
06-14-13(4) - 03-31-14	8.23	0.42•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07	0.07	6.35	81,146	47
Class R
09-30-15	8.15	0.20•	(0.45)	(0.25)	0.20	—	—	0.20	—	7.70	(3.16)	1.31	1.31	1.31	4.95	387	15
03-31-15	8.49	0.42	(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34	1.34	4.93	181	37
01-30-14(4) - 03-31-14	8.38	0.08•	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33	1.33	5.50	3	47
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class W
09-30-15	8.15	0.22•	(0.45)	(0.23)	0.22	—	—	0.22	—	7.70	(2.91)	0.81	0.81	0.81	5.43	46,990	15
03-31-15	8.50	0.45	(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85	0.85	5.37	48,426	37
03-31-14	8.35	0.47	0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85	0.85	5.60	20,090	47
03-31-13	7.81	0.51•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85	0.85	6.30	14,703	109
07-29-11(4) - 03-31-12	7.82	0.36•	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85	0.85	6.93	1,552	100
Voya Intermediate Bond Fund
Class A
09-30-15	10.23	0.12•	(0.25)	(0.13)	0.12	—	—	0.12	—	9.98	(1.29)	0.62	0.62	0.62	2.33	450,566	261††
03-31-15	9.91	0.24	0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66	0.66	2.41	995,117	587††
03-31-14	10.09	0.31•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70	0.70	3.16	535,194	525††
03-31-13	9.90	0.34	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	301,544	490††
03-31-12	9.53	0.38	0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68	0.68	3.99	293,277	500††
03-31-11	9.23	0.47•	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68†	0.68†	4.97†	316,000	384††
Class B
09-30-15	10.20	0.08•	(0.24)	(0.16)	0.08	—	—	0.08	—	9.96	(1.59)	1.37	1.37	1.37	1.59	165	261††
03-31-15	9.90	0.18	0.33	0.51	0.21	—	—	0.21	—	10.20	5.17	1.41	1.41	1.41	1.69	447	587††
03-31-14	10.07	0.22•	(0.18)	0.04	0.21	—	—	0.21	—	9.90	0.43	1.45	1.45	1.45	2.27	727	525††
03-31-13	9.88	0.27•	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45	1.45	2.63	1,928	490††
03-31-12	9.51	0.32•	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43	1.43	3.30	4,144	500††
03-31-11	9.21	0.40•	0.26	0.66	0.36	—	—	0.36	—	9.51	7.21	1.43	1.43†	1.43†	4.24†	9,379	384††
Class C
09-30-15	10.21	0.08•	(0.24)	(0.16)	0.08	—	—	0.08	—	9.97	(1.56)	1.37	1.37	1.37	1.60	31,293	261††
03-31-15	9.90	0.17	0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41	1.41	1.68	32,593	587††
03-31-14	10.07	0.24	(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45	1.45	2.32	26,604	525††
03-31-13	9.89	0.27	0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45	1.45	2.63	35,308	490††
03-31-12	9.52	0.32	0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43	1.43	3.22	35,256	500††
03-31-11	9.22	0.40•	0.26	0.66	0.36	—	—	0.36	—	9.52	7.21	1.43	1.43†	1.43†	4.22†	33,994	384††
Class I
09-30-15	10.23	0.13•	(0.25)	(0.12)	0.13	—	—	0.13	—	9.98	(1.14)	0.33	0.33	0.33	2.66	1,246,720	261††
03-31-15	9.91	0.28	0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32	0.32	2.76	613,643	587††
03-31-14	10.08	0.35	(0.20)	0.15	0.32	—	—	0.32	—	9.91	1.56	0.33	0.33	0.33	3.48	408,114	525††
03-31-13	9.90	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42	0.42	3.64	531,681	490††
03-31-12	9.53	0.41	0.42	0.83	0.46	—	—	0.46	—	9.90	8.90	0.40	0.40	0.40	4.26	331,423	500††
03-31-11	9.23	0.50	0.26	0.76	0.46	—	—	0.46	—	9.53	8.35	0.38	0.38†	0.38†	5.25†	332,193	384††
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class O
09-30-15	10.23	0.12•	(0.25)	(0.13)	0.12	—	—	0.12	—	9.98	(1.29)	0.62	0.62	0.62	2.35	34,238	261††
03-31-15	9.92	0.25	0.34	0.59	0.28	—	—	0.28	—	10.23	6.01	0.66	0.66	0.66	2.43	36,329	587††
03-31-14	10.09	0.31	(0.19)	0.12	0.29	—	—	0.29	—	9.92	1.21	0.70	0.70	0.70	3.09	37,673	525††
03-31-13	9.90	0.34•	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	41,596	490††
03-31-12	9.54	0.39	0.40	0.79	0.43	—	—	0.43	—	9.90	8.49	0.68	0.68	0.68	3.98	42,500	500††
03-31-11	9.24	0.47•	0.26	0.73	0.43	—	—	0.43	—	9.54	8.00	0.68	0.68†	0.68†	4.96†	41,335	384††
Class R
09-30-15	10.24	0.11•	(0.25)	(0.14)	0.11	—	—	0.11	—	9.99	(1.41)	0.87	0.87	0.87	2.10	127,987	261††
03-31-15	9.93	0.22	0.34	0.56	0.25	—	—	0.25	—	10.24	5.71	0.91	0.91	0.91	2.08	121,657	587††
03-31-14	10.10	0.30	(0.20)	0.10	0.27	—	—	0.27	—	9.93	0.96	0.95	0.95	0.95	2.82	11,139	525††
03-31-13	9.91	0.30	0.35	0.65	0.46	—	—	0.46	—	10.10	6.57	0.95	0.95	0.95	3.14	14,401	490††
03-31-12	9.54	0.35	0.43	0.78	0.41	—	—	0.41	—	9.91	8.33	0.93	0.93	0.93	3.73	12,323	500††
03-31-11	9.24	0.45•	0.25	0.70	0.40	—	—	0.40	—	9.54	7.72	0.93	0.93†	0.93†	4.72†	14,339	384††
Class R6
09-30-15	10.22	0.13•	(0.25)	(0.12)	0.13	—	—	0.13	—	9.97	(1.13)	0.31	0.31	0.31	2.67	457,403	261††
03-31-15	9.91	0.28	0.34	0.62	0.31	—	—	0.31	—	10.22	6.38	0.31	0.31	0.31	2.77	371,049	587††
05-31-13(4) - 03-31-14	10.02	0.29•	(0.13)	0.16	0.27	—	—	0.27	—	9.91	1.67	0.33	0.33	0.33	3.52	241,001	525††
Class W
09-30-15	10.22	0.13•	(0.25)	(0.12)	0.13	—	—	0.13	—	9.97	(1.17)	0.37	0.37	0.37	2.60	447,330	261††
03-31-15	9.90	0.27	0.35	0.62	0.30	—	—	0.30	—	10.22	6.36	0.41	0.41	0.41	2.67	462,779	587††
03-31-14	10.07	0.33•	(0.19)	0.14	0.31	—	—	0.31	—	9.90	1.46	0.45	0.45	0.45	3.39	354,894	525††
03-31-13	9.89	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.07	7.04	0.45	0.45	0.45	3.64	225,738	490††
03-31-12	9.52	0.40•	0.53	0.93	0.56	—	—	0.56	—	9.89	10.09	0.43	0.43	0.43	4.17	108,016	500††
03-31-11	9.22	0.48	0.27	0.75	0.45	—	—	0.45	—	9.52	8.29	0.43	0.43†	0.43†	5.21†	2,276	384††
Voya Short Term Bond Fund
Class A
09-30-15	9.97	0.05•	(0.03)	0.02	0.08	—	—	0.08	—	9.91	0.18	0.94	0.80	0.80	1.08	1,124	60
03-31-15	10.01	0.13	(0.01)	0.12	0.16	—	—	0.16	—	9.97	1.20	0.89	0.80	0.80	1.31	303	95
03-31-14	10.01	0.11•	0.03	0.14	0.14	—	—	0.14	—	10.01	1.43	0.91	0.80	0.80	1.12	173	116
12-19-12(4) - 03-31-13	10.00	0.02	(0.01)	0.01	0.00*	—	—	0.00*	—	10.01	0.13	2.39	0.80	0.80	0.63	4	85
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class C
09-30-15	9.98	0.01•	(0.04)	(0.03)	0.04	—	—	0.04	—	9.91	(0.31)	1.69	1.55	1.55	0.30	351	60
03-31-15	10.02	0.05	(0.01)	0.04	0.08	—	—	0.08	—	9.98	0.44	1.64	1.55	1.55	0.56	344	95
03-31-14	9.99	0.03	0.04	0.07	0.04	—	—	0.04	—	10.02	0.73	1.66	1.55	1.55	0.35	352	116
12-19-12(4) - 03-31-13	10.00	(0.01)	0.00*	(0.01)	—	—	—	—	—	9.99	(0.10)	3.14	1.55	1.55	(0.39)	3	85
Class I
09-30-15	9.98	0.07•	(0.05)	0.02	0.09	—	—	0.09	—	9.91	0.21	0.62	0.50	0.50	1.35	8,438	60
03-31-15	10.02	0.17	(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
03-31-14	10.00	0.11•	0.06	0.17	0.15	—	—	0.15	—	10.02	1.74	0.61	0.50	0.50	1.13	4,419	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50	0.50	0.84	177,653	85
Class R
09-30-15	9.97	0.04•	(0.04)	0.00*	0.06	—	—	0.06	—	9.91	0.04	1.19	1.05	1.05	0.79	3	60
07-31-14(4) - 03-31-15	9.99	0.07•	0.00*	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
Class R6
09-30-15	9.98	0.07•	(0.04)	0.03	0.09	—	—	0.09	—	9.92	0.33	0.55	0.47	0.47	1.37	116,374	60
03-31-15	10.02	0.16	(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
07-31-13(4) - 03-31-14	9.98	0.09•	0.06	0.15	0.11	—	—	0.11	—	10.02	1.49	0.55	0.47	0.47	1.31	169,497	116
Class W
09-30-15	9.98	0.06•	(0.03)	0.03	0.09	—	—	0.09	—	9.92	0.29	0.69	0.55	0.55	1.29	3	60
03-31-15	10.02	0.15•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
03-31-14	10.01	0.12	0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55	0.55	1.24	3	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55	0.55	0.59	3	85
Voya Strategic Income Opportunities Fund(5)
Class A
09-30-15	9.97	0.17•	(0.18)	(0.01)	—	—	—	—	—	9.96	(0.10)	1.75	1.03	1.03	3.48	474	42
03-31-15	9.93	0.34•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
03-31-14	10.16	0.50•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87	0.87	5.11	309	338
11-02-12(4) - 03-31-13	10.00	0.12	0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83	0.83	3.26	4	193
See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund(5) (continued)
Class C
09-30-15	9.85	0.14•	(0.19)	(0.05)	—	—	—	—	—	9.80	(0.51)	2.50	1.78	1.78	2.73	207	42
03-31-15	9.86	0.26•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
03-31-14	10.14	0.36•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62	1.62	3.63	48	338
11-02-12(4) - 03-31-13	10.00	0.11	0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58	1.58	2.69	3	193
Class I
09-30-15	9.98	0.18•	(0.17)	0.01	—	—	—	—	—	9.99	0.10	1.36	0.64	0.64	3.59	30,241	42
03-31-15	9.94	0.38	0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
03-31-14	10.17	0.44	(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48	0.48	4.42	5,264	338
11-02-12(4) - 03-31-13	10.00	0.16	0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38	0.38	3.87	5,107	193
Class R
09-30-15	9.90	0.16•	(0.18)	(0.02)	—	—	—	—	—	9.88	(0.20)	2.00	1.28	1.28	3.16	1,802	42
03-31-15	9.91	0.31•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
03-31-14	10.15	0.38	(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12	1.12	3.77	3	338
11-02-12(4) - 03-31-13	10.00	0.13	0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08	1.08	3.20	3	193
Class W
09-30-15	9.96	0.19•	(0.19)	0.00*	—	—	—	—	—	9.96	0.00*	1.50	0.78	0.78	3.71	3	42
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158
03-31-14	10.17	0.43•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62	0.62	4.29	3	338
11-02-12(4) - 03-31-13	10.00	0.15	0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58	0.58	3.68	3	193

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(5)
Ratios do not include expenses of underlying funds.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited) (continued)

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 14% for the period ended September 30, 2015 and 31%, 68%, 98%, 105%, and 92% for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Class B shares of the Funds that offer Class B shares are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the Voya family of funds.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,”

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.
For the period ended September 30, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Funds’ costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of September 30, 2015, the maximum amount of loss that Intermediate Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $4,858,328 and $50,433, respectively, which represents the gross payments to be received by the Funds on open purchased options and forward foreign currency contracts were they to be unwound as of September 30, 2015. There was no collateral posted by any counterparty at September 30, 2015.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of September 30, 2015, Intermediate Bond and Strategic Income Opportunities had a liability position of $6,788,534 and $42,033, respectively, on open forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2015, Intermediate Bond or Strategic Income Opportunities could have been required to pay this amount in cash to its counterparties. As of September 30, 2015, Intermediate Bond had posted $520,000 in cash collateral for its open OTC derivatives transactions. Strategic Income Opportunities did not post any collateral as of September 30, 2015.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized.
Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the period ended September 30, 2015, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk.
The Funds use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following the respective Summary Portfolio of Investments for open forward foreign currency contracts at September 30, 2015.
During the period ended September 30, 2015, the Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:
	Buy	Sell
Intermediate Bond	$36,931,491	$55,025,140
Strategic Income Opportunities	603,424	712,204
Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2015, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts (GNMA Income only sold futures contracts) on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended September 30, 2015, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at September 30, 2015.
	Purchased	Sold
GNMA Income	$—	$204,186,281
Intermediate Bond	90,658,232	360,544,938
Short Term Bond	36,083,678	15,690,028
Strategic Income Opportunities	1,222,422	3,397,675
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds, with the exception of GNMA Income and Strategic Income Opportunities, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. Strategic Income Opportunities declares and pays dividends annually. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At September 30, 2015, certain counterparties had posted $2,312,000 and $1,588,000, respectively, in cash collateral to GNMA Income and Intermediate Bond for delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.
The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended September 30, 2015, Intermediate Bond had purchased and written interest rate swaptions to manage duration and yield curve exposures and to generate income. Please refer to the Summary Portfolio of Investments for open purchased swaptions at September 30, 2015 and the table following for open written swaptions at September 30, 2015.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the period ended September 30, 2015, Short Term Bond and Strategic Income Opportunities had purchased interest rate swaptions to manage duration and yield curve exposures. Please refer to the Summary Portfolio of Investments for open purchased swaptions for Strategic Income Opportunities at September 30, 2015. There were no open purchased swaption for Short Term Bond at September 30, 2015.
Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the period ended September 30, 2015.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2015, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. There were no credit default swaps to sell protection entered into by any Fund during the period ended September 30, 2015.
For the period ended September 30, 2015, Intermediate Bond and Strategic Income Opportunities had purchased credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. For the period ended September 30, 2015, both Intermediate Bond and Strategic Income Opportunities had entered into one contract each with a notional amount of $83,610,000 and $6,440,000, respectively.
There were no open credit default swaps to buy protection at September 30, 2015 for any Fund.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the period ended September 30, 2015, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $706,363,667 and $882,000, respectively.
For the period ended September 30, 2015, Intermediate Bond and Short Term Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $403,139,000 and $8,186,000, respectively.
Please refer to the table following the Summary Portfolio of Investments for Intermediate Bond, Short Term Bond and Strategic Income Opportunities for open interest rate swaps at September 30, 2015.
At September 30, 2015, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had posted $5,038,000, $150,000 and $75,000, respectively, as initial margin for open centrally cleared interest rate swaps.
P. Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.
Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended September 30, 2015, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$14,313,006	$559,087
High Yield Bond	102,831,008	73,383,018
Intermediate Bond	543,285,854	351,489,477
Short Term Bond	23,986,430	37,226,333
Strategic Income Opportunities	25,247,744	688,597
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$3,061,677,469	$2,870,972,588
Intermediate Bond	7,697,403,951	7,430,359,407
Short Term Bond	57,504,337	56,956,092
Strategic Income Opportunities	6,542,807	5,054,483
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Funds had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations. The Investment Adviser was contractually obligated to waive the management fee for Class P shares of High Yield Bond. This waiver was not eligible for recoupment.
Fund	Fee
GNMA Income	0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter
High Yield Bond	0.51% on first $500 million, 0.45% on next $4.5 billion and 0.40% on assets thereafter
Intermediate Bond	0.17% on all assets
Short Term Bond	0.35% on all assets
Strategic Income Opportunities	0.55% on all assets
Also, prior to May 1, 2015, the Funds had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Fund’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator was contractually obligated to waive its fee for Class P shares of High Yield Bond. This waiver was not eligible for recoupment. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Funds’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Funds’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Funds and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through September 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations. Effective May 1, 2015, the Investment Adviser is contractually obligated to waive the management fee for Class P shares of High Yield Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	Fee
GNMA Income	0.57% on first $1 billion, 0.50% on next $4 billion and 0.45% on assets thereafter
High Yield Bond	0.61% on first $500 million, 0.55% on next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond	0.45% on all assets
Strategic Income Opportunities	0.65% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class R6 and Class W and as otherwise noted below) has a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class B	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Short Term Bond	0.25%	N/A	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	N/A	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2015, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$32,098	$—
Intermediate Bond	3,535	—
Short Term Bond	183	—
Strategic Income Opportunities	72	—
Contingent Deferred Sales Charges:
GNMA Income	$155	$1,311
Intermediate Bond	—	1,009
Short Term Bond	—	80
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At September 30, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Custom Investments LLC	Strategic Income Opportunities	76.09%
Voya Global Target Payment Fund	High Yield Bond	6.59
Voya Institutional Trust Company	GNMA Income	21.66
Voya Intermediate Bond Portfolio	High Yield Bond	21.76
Voya Investment Management Co. LLC	Strategic Income Opportunities	16.78
Voya Retirement Insurance and Annuity Company	GNMA Income	8.77
	Intermediate Bond	16.91
Voya Solution 2025 Portfolio	High Yield Bond	5.90
	Short Term Bond	39.85
Voya Solution 2035 Portfolio	Short Term Bond	7.20
Voya Solution Income Portfolio	Short Term Bond	38.86
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 7 — EXPENSE LIMITATIONS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income	0.95%	1.70%	1.70%	0.65%	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	0.15%	1.35%	N/A	0.85%
Intermediate Bond	0.75%	1.50%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	N/A	1.55%	0.50%	N/A	N/A	1.05%	0.47%	0.55%
Strategic Income Opportunities(1)	1.15%	N/A	1.90%	0.70%	N/A	N/A	1.40%	N/A	0.90%

(1)
For Strategic Income Opportunities, the expense limits shown include the expenses of the underlying investment companies. The amount of fees and expenses of an underlying investment company borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular underlying investment company.

The Investment Adviser may at a later date recoup from a Fund for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of September 30, 2015 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	September 30,
	2016	2017	2018	Total
Short Term Bond	$162,082	$91,485	$105,126	$358,693
Strategic Income Opportunities	171,721	114,658	102,958	389,337
In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2015, are as follows:
	September 30,
	2016	2017	2018	Total
Short Term Bond
Class A	$31	$47	$186	$264
Class C	34	69	138	241
Class I	—	315	2,233	2,548
Class R	—	1	1	2
Class W	13	27	2	42
The Expense Limitation Agreement is contractual through August 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 8 — LINE OF CREDIT (continued)

generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended September 30, 2015:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	10	$675,500	1.13%
Intermediate Bond	2	15,722,500	1.13
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased interest rate swaptions for Intermediate Bond during the period ended September 30, 2015 were as follows:
	Notional Amount	Cost
Balance at 03/31/2015	343,506,087	$1,683,180
Options Purchased	2,074,928,000	9,094,429
Options Terminated in Closing Sell Transactions	(602,032,000)	(1,473,135)
Options Expired	(1,003,874,087)	(2,620,077)
Balance at 09/30/2015	812,528,000	6,684,397

Transactions in written interest rate swaptions for Intermediate Bond during the period ended September 30, 2015 were as follows:
	Notional Amount	Premiums Received
Balance at 03/31/2015	—	$—
Options Written	2,887,456,000	10,285,293
Options Terminated in Closing Purchase Transactions	(602,032,000)	(2,081,311)
Options Expired	(660,368,000)	(701,641)
Balance at 09/30/2015	1,625,056,000	$7,502,341

Transactions in purchased interest rate swaptions for Short Term Bond during the period ended September 30, 2015 were as follows:
	Notional Amount	Cost
Balance at 03/31/2015	17,296,000	$79,562
Options Expired	(17,296,000)	(79,562)
Balance at 09/30/2015	—	$—

Transactions in purchased interest rate swaptions for Strategic Income Opportunities during the period ended September 30, 2015 were as follows:
	Notional Amount	Cost
Balance at 03/31/2015	—	$—
Options Purchased	4,200,000	29,400
Balance at 09/30/2015	4,200,000	$29,400

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
GNMA Income
Class A
9/30/2015	6,052,760	—	814,103	(6,050,380)	816,483	52,234,216	—	7,029,456	(52,227,629)	7,036,043
3/31/2015	8,481,431	—	1,851,743	(15,241,031)	(4,907,857)	73,545,141	—	16,038,624	(132,117,253)	(42,533,488)
Class B
9/30/2015	2,814	—	371	(26,783)	(23,598)	24,114	—	3,193	(229,987)	(202,680)
3/31/2015	2,117	—	1,290	(37,530)	(34,123)	18,319	—	11,118	(323,139)	(293,702)
Class C
9/30/2015	1,569,710	—	90,635	(1,051,949)	608,396	13,480,887	—	778,922	(9,041,604)	5,218,205
3/31/2015	1,546,305	—	213,066	(3,229,107)	(1,469,736)	13,341,728	—	1,836,146	(27,842,850)	(12,664,976)
Class I
9/30/2015	15,314,977	—	330,453	(5,748,349)	9,897,081	132,375,719	—	2,856,223	(49,664,532)	85,567,410
3/31/2015	18,608,945	—	562,340	(8,637,068)	10,534,217	161,568,106	—	4,876,804	(74,959,593)	91,485,317
Class W
9/30/2015	2,471,550	—	102,059	(970,425)	1,603,184	21,369,737	—	883,100	(8,390,334)	13,862,503
3/31/2015	2,983,502	—	175,021	(1,285,948)	1,872,575	25,918,637	—	1,519,615	(11,172,159)	16,266,093

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
High Yield Bond
Class A
9/30/2015	698,382	—	197,120	(1,239,069)	(343,567)	5,666,072	—	1,581,747	(10,010,673)	(2,762,854)
3/31/2015	2,681,679	—	420,664	(3,161,502)	(59,159)	22,388,863	—	3,493,998	(26,100,139)	(217,278)
Class B
9/30/2015	103	—	920	(30,401)	(29,378)	834	—	7,412	(244,171)	(235,925)
3/31/2015	277	—	2,702	(72,900)	(69,921)	2,294	—	22,464	(614,594)	(589,836)
Class C
9/30/2015	146,608	—	24,738	(167,896)	3,450	1,183,195	—	198,495	(1,357,432)	24,258
3/31/2015	288,862	—	53,260	(449,044)	(106,922)	2,409,717	—	442,360	(3,713,985)	(861,908)
Class I
9/30/2015	6,858,317	—	809,525	(4,758,333)	2,909,509	54,863,930	—	6,479,314	(37,963,029)	23,380,215
3/31/2015	19,723,170	—	1,775,425	(19,194,473)	2,304,122	164,525,957	—	14,700,080	(157,443,673)	21,782,364
Class P
9/30/2015	413,420	—	555,280	(151,348)	817,352	3,318,927	—	4,447,867	(1,235,000)	6,531,794
3/31/2015	7,608,658	—	808,879	(128,844)	8,288,693	62,545,000	—	6,691,664	(1,080,000)	68,156,664
Class R
9/30/2015	27,669	—	1,018	(737)	27,950	226,402	—	8,120	(6,038)	228,484
3/31/2015	21,589	—	338	(16)	21,911	177,055	—	2,755	(130)	179,680
Class W
9/30/2015	1,764,664	—	163,685	(1,767,914)	160,435	14,262,950	—	1,314,610	(14,293,832)	1,283,728
3/31/2015	4,130,453	—	187,184	(742,394)	3,575,243	34,198,520	—	1,550,432	(6,136,035)	29,612,917
Intermediate Bond
Class A
9/30/2015	7,967,087	—	599,437	(60,723,020)	(52,156,496)	80,183,635	—	6,034,203	(616,936,267)	(530,718,429)
3/31/2015	49,882,269	—	1,735,824	(8,298,193)	43,319,900	504,572,399	—	17,550,788	(83,748,634)	438,374,553
Class B
9/30/2015	64	—	221	(27,560)	(27,275)	639	—	2,219	(276,210)	(273,352)
3/31/2015	1,181	—	901	(31,650)	(29,568)	11,911	—	9,067	(317,520)	(296,542)
Class C
9/30/2015	212,212	—	19,316	(282,550)	(51,022)	2,135,432	—	193,792	(2,832,740)	(503,516)
3/31/2015	1,189,477	—	43,880	(728,978)	504,379	11,954,750	—	442,566	(7,330,450)	5,066,866
Class I
9/30/2015	73,582,070	—	1,374,062	(10,009,071)	64,947,061	746,005,174	—	13,772,358	(100,163,628)	659,613,904
3/31/2015	38,077,784	—	1,404,554	(20,643,909)	18,838,429	384,858,039	—	14,198,706	(208,772,634)	190,284,111
Class O
9/30/2015	85,620	—	3,752	(210,534)	(121,162)	861,169	—	37,681	(2,116,923)	(1,218,073)
3/31/2015	252,504	—	9,092	(508,043)	(246,447)	2,548,055	—	91,843	(5,117,170)	(2,477,272)
Class R
9/30/2015	1,879,774	—	130,859	(1,081,983)	928,650	18,941,708	—	1,316,048	(10,863,075)	9,394,681
3/31/2015	11,586,402	—	62,647	(892,971)	10,756,078	117,757,208	—	637,474	(9,035,410)	109,359,272
Class R6
9/30/2015	15,508,943	—	553,268	(6,502,292)	9,559,919	156,182,699	—	5,550,308	(65,481,662)	96,251,345
3/31/2015	20,414,898	—	829,092	(9,260,411)	11,983,579	206,151,460	—	8,374,293	(93,415,472)	121,110,281
Class W
9/30/2015	7,205,529	—	573,882	(8,203,603)	(424,192)	72,402,410	—	5,756,127	(82,428,680)	(4,270,143)
3/31/2015	15,019,704	—	1,208,595	(6,761,789)	9,466,510	151,308,068	—	12,199,093	(68,238,392)	95,268,769
Short Term Bond
Class A
9/30/2015	87,355	—	368	(4,732)	82,991	866,185	—	3,660	(46,984)	822,861
3/31/2015	71,672	—	466	(58,976)	13,162	717,363	—	4,651	(590,265)	131,749
Class C
9/30/2015	2,604	—	133	(1,724)	1,013	25,856	—	1,325	(17,158)	10,023
3/31/2015	11,550	—	304	(12,512)	(658)	115,440	—	3,035	(124,780)	(6,305)
Class I
9/30/2015	174,121	—	7,295	(73,612)	107,804	1,731,164	—	72,528	(730,648)	1,073,044
3/31/2015	367,433	—	11,091	(76,340)	302,184	3,670,317	—	110,793	(761,694)	3,019,416

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Short Term Bond (continued)
Class R
9/30/2015	—	—	2	—	2	—	—	19	—	19
7/31/2014(1) - 3/31/2015	301	—	3	—	304	3,015	—	28	—	3,043
Class R6
9/30/2015	339,130	—	120,769	(2,060,980)	(1,601,081)	3,378,132	—	1,201,485	(20,482,429)	(15,902,812)
3/31/2015	1,973,923	—	295,538	(5,847,021)	(3,577,560)	19,752,114	—	2,954,334	(58,419,810)	(35,713,362)
Class W
9/30/2015	—	—	3	—	3	—	—	28	—	28
3/31/2015	113,138	—	150	(113,282)	6	1,134,769	—	1,507	(1,137,140)	(864)
Strategic Income Opportunities
Class A
9/30/2015	12,208	—	—	(8,535)	3,673	122,908	—	—	(85,737)	37,171
3/31/2015	44,611	—	1,605	(33,347)	12,869	446,140	—	15,647	(332,062)	129,725
Class C
9/30/2015	6,765	—	—	(2,901)	3,864	66,996	—	—	(28,520)	38,476
3/31/2015	13,387	—	429	(1,504)	12,312	132,914	—	4,133	(14,770)	122,277
Class I
9/30/2015	2,480,159	—	—	(669)	2,479,490	25,000,000	—	—	(6,729)	24,993,271
3/31/2015	644	—	20,362	(4,545)	16,461	6,465	—	198,534	(45,591)	159,408
Class R
9/30/2015	158,099	—	—	(8,940)	149,159	1,573,589	—	—	(89,002)	1,484,587
3/31/2015	35,362	—	812	(3,209)	32,965	351,176	—	7,861	(31,919)	327,118
Class W
9/30/2015	—	—	—	—	—	—	—	—	—	—
3/31/2015	—	—	11	—	11	—	—	108	—	108

(1)
Commencement of operations.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS
All Voya family of funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses during the period. The following are the principal risks associated with investing in each Fund. This is not, and is not intended to be, a description of all risks of investing in each Fund. A more detailed description of the risks of investing in each Fund is contained in each Fund’s current prospectus.
Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.
Foreign Securities (High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities). Investing in foreign (non-U.S.) securities may result in the Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Emerging Markets Investments (High Yield Bond, Intermediate Bond and Strategic Income Opportunities). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS (continued)

trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.
Asset Allocation (Strategic Income Opportunities). Assets will be allocated among other investment companies (“Underlying Funds”) and markets based on judgments by the Investment Adviser or sub-adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.
Interest Rate Risk (All Funds). Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase the Funds’ costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment by Funds-of-Funds (Short Term Bond). As an Underlying Fund of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends to shareholders was as follows:
	Six Months Ended September 30, 2015	Year Ended March 31, 2015
	Ordinary Income	Ordinary Income	Return of Capital
GNMA Income	$13,741,789	$24,394,958	$3,423,020
High Yield Bond	14,624,794	28,121,782	—
Intermediate Bond	34,698,983	56,734,900	—
Short Term Bond	1,279,736	3,075,305	—
Strategic Income Opportunities	—	227,790	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
GNMA Income	$—	$(1,893,232)	$18,386,197	$(10,419,439)	Short-term	None
				(5,307,304)	Long-term	None
				$(15,726,743)
High Yield Bond	—	(4,753,474)	(1,046,092)	(9,006,267)	Short-term	2017
				(14,980,165)	Short-term	2018
				$(23,986,432)
Intermediate Bond	1,363,583	(4,583,527)	49,543,262	(98,762,983)	Short-term	2018
Short Term Bond	10,769	(394,138)	312,417	(220,277)	Short-term	None
				(89,921)	Long-term	None
				$(310,198)
Strategic Income Opportunities	58,709	—	48,954	(42,895)	Short-term	None
				(63,577)	Long-term	None
				$(106,472)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.
As of September 30, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.
NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. The following is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under the Agreement as of September 30, 2015:
Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,352,247	$(2,352,247)	$—
Citigroup Global Markets	3,883,330	(3,883,330)	—
Credit Suisse Securities USA LLC	3,380,708	(3,380,708)	—
Goldman, Sachs & Co.	1,129,993	(1,129,993)	—
HSBC Securities (USA) Inc.	241,061	(241,061)	—
J.P. Morgan Securities LLC	2,481,479	(2,481,479)	—
JPMorgan Clearing Corp.	1,287,015	(1,287,015)	—
Morgan Stanley & Co. LLC	450,534	(450,534)	—
RBC Capital Markets LLC	2,367,048	(2,367,048)	—
Scotia Capital (USA) INC	155,547	(155,547)	—
Wells Fargo Securities LLC	92,588	(92,588)	—
Total	$17,821,549	$(17,821,549)	$—

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 13 — SECURITIES LENDING (continued)

(1)
Collateral with a fair value of  $18,467,451 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$25,144	$(25,144)	$—
J.P. Morgan Securities LLC	489,427	(489,427)	—
Total	$514,571	$(514,571)	$—

(1)
Collateral with a fair value of  $525,841 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — RESTRUCTURING PLAN
Prior to May 2013, Voya Financial, Inc. was a wholly-ownedsubsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.
NOTE 15 — SUBSEQUENT EVENTS
New Class: Class R6 shares of Strategic Income Opportunities launched on October 23, 2015.
Dividends. Subsequent to September 30, 2015, the following Funds paid net investment income dividends of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0218	October 2, 2015	September 30, 2015
Class B	$0.0165	October 2, 2015	September 30, 2015
Class C	$0.0166	October 2, 2015	September 30, 2015
Class I	$0.0238	October 2, 2015	September 30, 2015
Class W	$0.0236	October 2, 2015	September 30, 2015
Class A	$0.0218	November 3, 2015	October 30, 2015

NOTES TO FINANCIAL STATEMENTS as of September 30, 2015 (Unaudited) (continued)

NOTE 15 — SUBSEQUENT EVENTS (continued)

	Per Share Amount	Payable Date	Record Date
GNMA Income (continued)
Class B	$0.0162	November 3, 2015	October 30, 2015
Class C	$0.0166	November 3, 2015	October 30, 2015
Class I	$0.0239	November 3, 2015	October 30, 2015
Class W	$0.0236	November 3, 2015	October 30, 2015
High Yield Bond
Class A	$0.0347	November 2, 2015	Daily
Class B	$0.0294	November 2, 2015	Daily
Class C	$0.0295	November 2, 2015	Daily
Class I	$0.0368	November 2, 2015	Daily
Class P	$0.0408	November 2, 2015	Daily
Class R	$0.0328	November 2, 2015	Daily
Class W	$0.0376	November 2, 2015	Daily
Intermediate Bond
Class A	$0.0162	November 2, 2015	Daily
Class B	$0.0106	November 2, 2015	Daily
Class C	$0.0107	November 2, 2015	Daily
Class I	$0.0192	November 2, 2015	Daily
Class O	$0.0162	November 2, 2015	Daily
	Per Share Amount	Payable Date	Record Date
Intermediate Bond (continued)
Class R	$0.0144	November 2, 2015	Daily
Class R6	$0.0192	November 2, 2015	Daily
Class W	$0.0184	November 2, 2015	Daily
Short Term Bond
Class A	$0.0127	November 2, 2015	Daily
Class C	$0.0062	November 2, 2015	Daily
Class I	$0.0150	November 2, 2015	Daily
Class R	$0.0101	November 2, 2015	Daily
Class R6	$0.0153	November 2, 2015	Daily
Class W	$0.0145	November 2, 2015	Daily
Fund changes: On July 8, 2015, the Board approved a new expense limitation agreement for Strategic Income Opportunities Class I and a strategy change to remove its fund-of-funds designation. Effective with the fund-of-funds designation decoupling, the new non-recoupable expense limitation agreement, through August 1, 2017, will be 0.72% for Class I.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.6%
9,660,459		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	$12,450,424	1.3
1,817,845		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,921,985	0.2
14,541,492	^	Ginnie Mae, 0.353%, 02/16/44	430,448	0.0
1,065,308		Vendee Mortgage Trust, 3.750%, 10/15/41	1,125,177	0.1
		Total Collateralized Mortgage Obligations (Cost $16,042,211)	15,928,034	1.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 119.0%
		Federal Home Loan Mortgage Corporation: 10.4%##
4,863,065		0.344%, due 09/25/45	4,683,197	0.5
10,313,430	^	0.500%, due 07/15/36	191,056	0.0
57,949,000	W	3.000%, due 10/01/44	58,547,974	5.9
22,408,000		3.000%, due 09/01/45	22,667,237	2.3
6,032,172		4.000%, due 06/01/45	6,438,465	0.7
3,844,816	^	4.500%, due 12/15/40	633,175	0.1
1,120,996	^	5.500%, due 09/15/35	213,895	0.0
1,348,187	^	5.893%, due 06/15/40	101,787	0.0
525,668	^	7.806%, due 10/25/23	104,414	0.0
7,504,779		5.450%-27.774%, due 07/01/20-05/01/38	8,969,971	0.9
			102,551,171	10.4
		Federal National Mortgage Association: 12.2%##
64,484,509		0.394%, due 10/27/37	64,137,905	6.5
6,663,191	^	3.000%, due 01/25/33	881,255	0.1
3,457,000		3.500%, due 09/25/42	3,464,211	0.3
7,002,178	^	4.000%, due 05/25/42	1,241,169	0.1
4,300,000	W	4.500%, due 10/15/35	4,661,939	0.5
7,555,872		4.500%, due 09/01/41	8,221,315	0.8
10,043,040		4.560%, due 11/25/33	10,402,682	1.1
5,126,516		5.000%, due 05/25/33	5,546,147	0.6
6,516,944	^	6.056%, due 06/25/42	1,210,716	0.1
17,479,432		4.250%-25.784%, due 07/01/27-01/25/44	20,193,555	2.1
			119,960,894	12.2
		Government National Mortgage Association: 96.4%
36,040,670	^	0.029%, due 01/16/51	704,375	0.1
23,238,008	^	0.250%, due 06/20/36	201,687	0.0
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
21,780,848	^	0.370%, due 11/16/46	$257,742	0.0
8,695,877		0.588%, due 02/20/62	8,697,664	0.9
952,632	^	0.601%, due 02/16/48	9,212	0.0
3,866,470		0.662%, due 06/20/63	3,872,076	0.4
5,387,398		0.707%, due 10/20/62	5,388,697	0.5
7,912,856		0.780%, due 04/20/63	7,953,947	0.8
14,591,387		0.792%, due 12/20/63	14,625,837	1.5
5,456,968		0.842%, due 05/20/63	5,483,917	0.6
4,323,758		0.912%, due 09/20/63	4,360,912	0.4
758,665	^	1.000%, due 06/16/37	26,404	0.0
3,891,597		1.018%, due 01/20/60	3,931,825	0.4
6,037,621		1.198%, due 05/20/60	6,159,255	0.6
4,483,091		1.198%, due 05/20/60	4,538,026	0.5
13,392,518		1.242%, due 02/20/62	13,661,072	1.4
312,428	^	1.831%, due 10/16/52	19,057	0.0
5,917,545		2.327%, due 10/20/63	6,394,614	0.6
1,900,000	^	2.500%, due 11/20/43	676,435	0.1
21,200,000		3.000%, due 08/20/45	21,672,037	2.2
9,950,000		3.328%, due 06/16/43	10,469,395	1.1
5,785,140	^	3.500%, due 08/16/40	766,368	0.1
302,500,000	W	3.500%, due 07/20/42	316,277,765	32.2
75,000,000	W	3.500%, due 07/20/42	78,588,849	8.0
4,000,000		3.526%, due 01/16/40	4,187,182	0.4
12,174,892		3.750%, due 05/20/42	12,906,860	1.3
10,680,345		3.750%, due 05/20/42	11,298,027	1.1
3,447,159	^	4.000%, due 04/20/38	250,600	0.0
3,038,615	^	4.000%, due 08/20/39	729,485	0.1
5,519,063		4.000%, due 09/20/40	5,800,933	0.6
3,728,101	^	4.000%, due 04/20/41	614,626	0.1
8,256,349		4.000%, due 07/20/41	8,804,538	0.9
1,716,101	^	4.000%, due 03/20/42	238,955	0.0
4,103,237		4.000%, due 04/20/42	4,592,964	0.5
2,888,266	^	4.000%, due 12/20/42	471,350	0.0
7,371,791		4.000%, due 12/20/44	7,933,849	0.8
7,628,552		4.000%, due 01/20/45	8,212,515	0.8
25,269,151		4.000%, due 03/20/45	26,982,306	2.7
32,287,272		4.000%, due 08/20/45	34,482,818	3.5
59,942	^	4.500%, due 02/20/35	21	0.0
312,202	^	4.500%, due 02/20/36	4,325	0.0
258,413	^	4.500%, due 12/20/37	15,742	0.0
95,308	^	4.500%, due 02/20/38	5,478	0.0
5,258,555	^	4.500%, due 04/20/39	826,121	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
7,717,186		4.500%, due 05/16/39	$8,391,023	0.9
8,424,755		4.500%, due 05/20/39	9,238,768	0.9
4,761,000		4.500%, due 05/20/39	5,168,765	0.5
5,274,441		4.500%, due 02/15/40	5,736,327	0.6
3,480,444		4.500%, due 09/20/41	3,785,641	0.4
15,078,638	^	4.500%, due 12/16/42	2,759,311	0.3
4,570,857		4.500%, due 06/20/45	4,924,264	0.5
9,761,518		4.660%, due 09/20/61	10,893,186	1.1
4,304,427		4.861%, due 06/20/61	4,587,400	0.5
5,689,496		5.000%, due 10/20/34	6,514,091	0.7
184,353	^	5.000%, due 09/16/35	4,174	0.0
3,498,544	^	5.000%, due 01/20/38	377,787	0.0
1,753,685	^	5.000%, due 07/16/39	287,744	0.0
6,985,518	^	5.000%, due 03/20/40	1,151,872	0.1
42,162,044		5.000%, due 05/20/40	48,142,118	4.9
1,054,776	^	5.000%, due 05/20/41	212,811	0.0
11,139,411		5.500%, due 12/16/35	12,740,367	1.3
2,779,839		5.500%, due 09/16/39	3,490,491	0.4
619,062	^	5.500%, due 09/16/40	94,575	0.0
6,972,003	^	5.784%, due 09/20/38	1,164,753	0.1
9,271,476	^	5.784%, due 12/20/40	1,668,138	0.2
3,866,093	^	5.834%, due 12/20/40	638,252	0.1
2,998,746	^	5.884%, due 05/20/32	428,398	0.0
2,613,545	^	5.941%, due 09/16/39	416,629	0.0
841,431	^	6.000%, due 01/20/34	172,472	0.0
4,157,387		6.000%, due 10/20/37	4,928,087	0.5
2,123,551	^	6.000%, due 01/16/40	945,300	0.1
13,041,913	^	6.141%, due 04/16/39	1,818,056	0.2
5,764,676	^	6.284%, due 09/20/37	1,063,365	0.1
5,415,412	^	6.284%, due 09/20/38	577,541	0.1
3,117,359	^	6.291%, due 05/16/38	588,360	0.1
5,147,395	^	6.441%, due 09/16/40	983,801	0.1
10,144,924	^	6.441%, due 04/16/42	2,466,495	0.3
2,780,261	^	6.484%, due 11/20/34	572,430	0.1
2,443,861	^	6.561%, due 02/16/35	470,026	0.0
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
1,250,519	^	7.391%, due 10/16/29	$288,327	0.0
3,925,443	^	7.500%, due 04/16/37	1,244,350	0.1
140,370,002		0.436%-24.534%, due 05/15/16-07/20/63	155,959,057	15.9
			947,990,415	96.4
		Total U.S. Government Agency Obligations (Cost $1,151,617,181)	1,170,502,480	119.0
		Total Investments in Securities (Cost $1,167,659,392)	$1,186,430,514	120.6
		Liabilities in Excess of Other Assets	(202,726,700)	(20.6)
		Net Assets	$983,703,814	100.0

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

W
Settlement is on a when-issued or delayed-delivery basis.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,166,648,914.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,877,792
Gross Unrealized Depreciation	(2,408,192)
Net Unrealized Appreciation	$17,469,600

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2015 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2015
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$15,928,034	$—	$15,928,034
U.S. Government Agency Obligations	—	1,170,502,480	—	1,170,502,480
Total Investments, at fair value	$—	$1,186,430,514	$—	$1,186,430,514
Liabilities Table
Other Financial Instruments+
Futures	$(1,736,040)	$—	$—	$(1,736,040)
Total Liabilities	$(1,736,040)	$—	$—	$(1,736,040)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2015, the following futures contracts were outstanding for Voya GNMA Income Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(684)	12/21/15	$(88,054,316)	$(688,781)
U.S. Treasury 5-Year Note	(1,272)	12/31/15	(153,295,881)	(917,436)
U.S. Treasury Long Bond	(73)	12/21/15	(11,486,094)	(129,823)
			$(252,836,291)	$(1,736,040)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$1,736,040
Total Liability Derivatives		$1,736,040

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2015 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(1,440,203)
Total	$(1,440,203)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(261,488)
Total	$(261,488)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.8%
		Basic Materials: 5.7%
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	$1,643,175	0.3
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,402,012	0.3
920,000	#	Constellium NV, 5.750%, 05/15/24	703,800	0.1
1,105,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	701,675	0.1
750,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	604,687	0.1
410,000	#	FMG Resources August 2006 Pty Ltd., 9.750%, 03/01/22	382,838	0.1
1,650,799		FMG Resources August 2006 Pty Ltd, 2.750%, 06/28/19	1,357,783	0.3
780,000	#	Huntsman International LLC, 5.125%, 11/15/22	670,800	0.1
2,269,000		PolyOne Corp., 5.250%-7.375%, 09/15/20-03/15/23	2,268,674	0.5
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,254,688	0.3
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	254,043	0.0
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	405,000	0.1
1,110,000	#	SPCM SA, 6.000%, 01/15/22	1,085,025	0.2
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,477,500	0.3
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,049,125	0.4
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	1,588,950	0.3
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	545,981	0.1
14,980,000		Other Securities(a)	10,982,348	2.1
			29,378,104	5.7
		Communications: 19.6%
1,000,000	#	Alcatel-Lucent USA, Inc., 6.750%, 11/15/20	1,053,750	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
600,000	#	Altice Financing SA, 6.500%, 01/15/22	$580,806	0.1
905,000	#	Altice Financing SA, 6.625%, 02/15/23	871,062	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	955,000	0.2
1,970,000	#	Altice SA, 7.625%, 02/15/25	1,731,138	0.3
1,640,000	#	Altice SA, 7.750%, 05/15/22	1,496,500	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	35,585	0.0
615,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	567,719	0.1
2,400,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%-6.500%, 03/15/21-04/30/21	2,382,375	0.5
2,050,000		CenturyLink, Inc., 5.625%, 04/01/20	1,903,937	0.4
1,995,000		CenturyLink, Inc., 5.800%, 03/15/22	1,725,675	0.3
1,750,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	1,546,562	0.3
500,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	473,750	0.1
2,635,000		Clear Channel Worldwide Holdings, Inc., 6.500%-7.625%, 03/15/20-11/15/22	2,649,831	0.5
1,500,000	#,&	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,543,125	0.3
1,240,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,192,731	0.2
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,045,381	0.4
4,190,000		DISH DBS Corp., 5.000%-6.750%, 05/01/20-03/15/23	3,771,325	0.7
560,000	#	Frontier Communications Corp., 8.875%, 09/15/20	550,200	0.1
705,000	#	Frontier Communications Corp., 10.500%, 09/15/22	687,375	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,400,000	#	Frontier Communications Corp., 11.000%, 09/15/25	$1,358,000	0.3
1,950,000		Gray Television, Inc., 7.500%, 10/01/20	2,006,063	0.4
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	879,656	0.2
2,000,000		Lamar Media Corp., 5.875%, 02/01/22	2,087,500	0.4
2,045,000	#	Level 3 Financing, Inc., 5.125%, 05/01/23	1,958,088	0.4
780,000	#	Media General Financing Sub, Inc., 5.875%, 11/15/22	776,100	0.2
1,750,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,750,000	0.3
1,000,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.875%, 08/15/23	998,750	0.2
1,650,000	#	Neptune Finco Corp., 10.875%, 10/15/25	1,670,625	0.3
1,500,000		Netflix, Inc., 5.750%, 03/01/24	1,537,500	0.3
800,000	#	Netflix, Inc., 5.875%, 02/15/25	826,000	0.2
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	558,469	0.1
1,750,000	#	Numericable Group SA, 6.000%, 05/15/22	1,690,937	0.3
2,925,000	#	Numericable Group SA, 6.250%, 05/15/24	2,829,938	0.6
1,830,000	#	Plantronics, Inc., 5.500%, 05/31/23	1,839,150	0.4
665,000	#	Sable International Finance Ltd., 6.875%, 08/01/22	673,313	0.1
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,053,750	0.2
2,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,069,013	0.4
1,160,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,168,700	0.2
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,018,500	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
3,845,000		Sprint Corp., 7.125%, 06/15/24	$2,968,725	0.6
2,000,000		Sprint Corp., 7.250%, 09/15/21	1,642,500	0.3
2,500,000		Sprint Nextel Corp., 6.000%, 11/15/22	1,887,500	0.4
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	699,912	0.1
1,750,000		TEGNA, Inc., 6.375%, 10/15/23	1,841,875	0.4
600,000	#	TEGNA, Inc., 5.500%, 09/15/24	585,000	0.1
5,230,000		T-Mobile USA, Inc., 5.250%-6.836%, 09/01/18-04/28/23	5,175,345	1.0
1,250,000	#	Tribune Media Co., 5.875%, 07/15/22	1,215,625	0.2
3,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,865,000	0.5
1,860,000	#	West Corp., 5.375%, 07/15/22	1,725,150	0.3
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,191,000	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,296,900	0.3
2,140,000	#	Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,081,150	0.4
20,717,000		Other Securities	19,600,598	3.8
			101,290,159	19.6
		Consumer, Cyclical: 16.1%
1,340,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,373,500	0.3
2,095,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,178,800	0.4
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,914,750	0.4
1,500,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,586,250	0.3
420,000	#	Caleres, Inc., 6.250%, 08/15/23	423,150	0.1
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,584,887	0.3
830,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	840,375	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	$745,200	0.1
1,800,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,914,660	0.4
415,000	#	Family Tree Escrow LLC, 5.250%, 03/01/20	427,616	0.1
2,085,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	2,173,613	0.4
825,000	#	Guitar Center, Inc., 6.500%, 04/15/19	763,125	0.2
900,000	#	Guitar Center, Inc., 9.625%, 04/15/20	760,500	0.1
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,412,250	0.3
2,690,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,595,850	0.5
860,000	#	International Game Technology PLC, 5.625%, 02/15/20	838,500	0.2
900,000	#	International Game Technology PLC, 6.250%, 02/15/22	841,500	0.2
865,000	#	International Game Technology PLC, 6.500%, 02/15/25	782,825	0.1
1,980,000		JC Penney Corp., Inc., 8.125%, 10/01/19	1,989,900	0.4
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,770,000	0.3
2,065,000		Meritage Homes Corp., 7.000%-7.150%, 04/15/20-04/01/22	2,246,694	0.4
4,500,000		MGM Resorts International, 5.250%-8.625%, 02/01/19-03/15/23	4,594,375	0.9
1,678,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	1,757,705	0.3
300,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	307,314	0.1
250,000	#	Neiman Marcus Group LLC., 8.000%, 10/15/21	258,750	0.0
1,750,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,811,250	0.4
400,000	#	Party City Holdings, Inc., 6.125%, 08/15/23	405,000	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
2,085,000	#	Rite Aid Corp., 6.125%, 04/01/23	$2,077,181	0.4
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	254,400	0.0
1,685,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	1,693,425	0.3
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	1,930,000	0.4
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	270,000	0.0
1,351,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,396,596	0.3
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	784,075	0.1
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	431,550	0.1
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	431,550	0.1
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,925,000	0.4
1,910,000		Springs Industries, Inc., 6.250%, 06/01/21	1,900,450	0.4
1,450,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,457,250	0.3
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	2,013,000	0.4
245,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	238,263	0.0
1,960,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	1,857,100	0.4
25,765,000		Other Securities	25,831,819	5.0
			82,789,998	16.1
		Consumer, Non-cyclical: 22.3%
2,660,000		Acadia Healthcare Co., Inc., 5.125%-5.625%, 07/01/22-02/15/23	2,646,750	0.5
1,750,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,846,250	0.4
1,061,000	#	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	1,140,893	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
830,000	#	Alere, Inc., 6.375%, 07/01/23	$844,525	0.2
1,800,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,759,500	0.3
3,015,000		Amsurg Corp., 5.625%, 11/30/20-07/15/22	3,043,712	0.6
1,860,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,753,050	0.3
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,625,000	0.5
1,320,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	1,194,600	0.2
835,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	847,525	0.2
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,121,875	0.2
1,836,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,877,310	0.4
1,430,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,308,450	0.3
1,913,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,911,804	0.4
1,245,000	#	CEB, Inc., 5.625%, 06/15/23	1,245,000	0.2
710,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	652,312	0.1
1,035,000	#	Endo Finance LLC, 5.375%, 01/15/23	997,481	0.2
620,000	#	Endo Finance LLC, 6.000%, 07/15/23	615,350	0.1
1,915,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	1,900,637	0.4
3,120,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,330,600	0.6
1,080,000		HCA, Inc., 5.250%, 04/15/25	1,104,300	0.2
2,815,000		HCA, Inc., 5.375%, 02/01/25	2,800,925	0.6
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,038,500	0.4
250,000	#	HealthSouth Corp., 5.750%, 11/01/24	247,500	0.0
1,305,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	1,314,788	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,095,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	$2,042,625	0.4
830,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	763,600	0.2
750,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	705,000	0.1
1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,198,875	0.2
1,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,052,500	0.2
1,460,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	1,438,100	0.3
1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	1,984,875	0.4
615,000	#	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23	561,956	0.1
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,038,400	0.4
2,625,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	2,631,563	0.5
1,975,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,029,313	0.4
1,500,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,563,750	0.3
900,000	#	Post Holdings, Inc., 7.750%, 03/15/24	924,750	0.2
900,000	#	Post Holdings, Inc., 8.000%, 07/15/25	928,688	0.2
3,250,000		Reynolds Group Issuer, Inc., 7.875%-9.875%, 04/15/19-08/15/19	3,344,219	0.6
2,335,000		RR Donnelley & Sons Co., 6.000%-7.875%, 03/15/21-04/01/24	2,281,956	0.4
1,495,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	1,537,981	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,000,000		Service Corp. International/US, 5.375%, 05/15/24	$2,092,500	0.4
1,050,000	#	Shearer’s Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,118,250	0.2
855,000	#	Spectrum Brands, Inc., 5.750%, 07/15/25	876,375	0.2
1,440,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	1,432,800	0.3
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,029,313	0.4
1,910,000		Tenet Healthcare Corp., 6.750%, 06/15/23	1,900,450	0.4
2,595,000		Tenet Healthcare Corp., 6.000%-8.125%, 11/01/18-04/01/22	2,759,550	0.5
2,670,000		United Rentals North America, Inc., 6.125%-7.625%, 05/15/20-06/15/23	2,747,913	0.5
1,950,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	1,993,875	0.4
1,500,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	1,425,000	0.3
2,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	2,065,000	0.4
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,529,063	0.3
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,037,812	0.2
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	488,469	0.1
420,000	#	VRX Escrow Corp., 5.375%, 03/15/20	409,237	0.1
995,000	#	VRX Escrow Corp., 5.875%, 05/15/23	956,444	0.2
920,000	#	VRX Escrow Corp., 6.125%, 04/15/25	883,568	0.1
21,768,693		Other Securities	22,008,543	4.3
			114,950,950	22.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Diversified: 1.6%
2,595,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	$2,630,681	0.5
715,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	718,575	0.1
615,000	#	Horizon Pharma Financing, Inc., 6.625%, 05/01/23	545,044	0.1
1,440,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	1,465,200	0.3
779,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	778,026	0.2
1,900,000		Other Securities	1,852,500	0.4
			7,990,026	1.6
		Energy: 8.8%
1,970,000	#	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	1,881,350	0.4
750,000	#	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	692,340	0.1
3,475,000		Chesapeake Energy Corp., 6.125%-6.625%, 08/15/20-02/15/21	2,494,510	0.5
1,800,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	1,737,000	0.3
250,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.750%, 02/15/23	246,250	0.1
820,000	#	Halcon Resources Corp., 8.625%, 02/01/20	684,700	0.1
1,750,000	#	Hilcorp Energy I L.P./ Hilcorp Finance Co., 5.000%, 12/01/24	1,496,250	0.3
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	754,775	0.2
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	1,962,525	0.4
360,000	#	Paragon Offshore PLC, 6.750%, 07/15/22	50,400	0.0
720,000	#	Paragon Offshore PLC, 7.250%, 08/15/24	100,800	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,235,000	#	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	$1,077,537	0.2
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,901,250	0.4
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	462,696	0.1
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	444,900	0.1
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	360,369	0.0
1,725,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	1,694,813	0.3
1,645,000	#	Talos Production LLC, 9.750%, 02/15/18	1,126,825	0.2
545,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	521,156	0.1
2,000,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,975,000	0.4
31,598,000		Other Securities	23,866,569	4.6
			45,532,015	8.8
		Financial: 6.9%
2,935,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.500%, 05/15/21	2,938,669	0.6
2,000,000		Ally Financial, Inc., 4.125%, 03/30/20	1,983,750	0.4
3,735,000		Ally Financial, Inc., 3.125%-8.000%, 01/15/16-09/15/20	4,042,087	0.8
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	307,400	0.0
3,330,000		CIT Group, Inc., 4.250%-5.375%, 05/15/17-08/15/22	3,402,406	0.7
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	615,250	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
205,000	#	Energizer Holdings, Inc., 5.500%, 06/15/25	$200,131	0.0
1,650,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	1,629,375	0.3
2,095,000		International Lease Finance Corp., 5.875%-8.250%, 05/15/19-08/15/22	2,285,762	0.4
435,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	440,307	0.1
1,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	996,600	0.2
500,000	#	Realogy Corp., 7.625%, 01/15/20	523,750	0.1
1,290,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,304,513	0.3
410,000	#	RHP Hotel Properties L.P. / RHP Finance Corp., 5.000%, 04/15/23	410,000	0.1
2,000,000	#,&	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	2,047,500	0.4
12,680,000		Other Securities	12,294,130	2.4
			35,421,630	6.9
		Industrial: 8.2%
370,000	#	AECOM Technology Corp., 5.750%, 10/15/22	373,700	0.1
870,000	#	AECOM Technology Corp., 5.875%, 10/15/24	878,700	0.1
1,600,623	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	1,644,640	0.3
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,007,500	0.2
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	88,677	0.0
830,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	834,150	0.2
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,221,000	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	$245,625	0.1
1,750,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	1,756,562	0.3
1,765,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	1,791,475	0.4
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	176,344	0.0
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,425,000	0.3
1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,268,750	0.3
205,000	#	EnerSys, 5.000%, 04/30/23	199,875	0.0
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,112,500	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,393,200	0.3
880,000	#	JM Huber Corp., 9.875%, 11/01/19	930,802	0.2
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,296,625	0.3
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	512,500	0.1
1,230,000	#	Orbital ATK, Inc., 5.500%, 10/01/23	1,234,612	0.2
225,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	227,250	0.0
1,975,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	1,998,453	0.4
1,620,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,571,400	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	1,920,000	0.4
1,625,000	#	Sanmina Corp., 4.375%, 06/01/19	1,637,188	0.3
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	496,250	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	$982,500	0.2
500,000	#	Sealed Air Corp., 5.500%, 09/15/25	508,750	0.1
820,000	#	TransDigm, Inc., 6.500%, 05/15/25	773,875	0.1
2,000,000		TransDigm, Inc., 6.000%-6.500%, 07/15/22-07/15/24	1,882,350	0.4
1,485,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,492,425	0.3
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,447,500	0.3
325,000	#	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	314,031	0.0
830,000	#	XPO Logistics, Inc., 6.500%, 06/15/22	704,981	0.1
7,039,000		Other Securities	7,116,948	1.4
			42,466,138	8.2
		Technology: 5.5%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,047,500	0.2
1,545,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,645,425	0.3
770,000	#	Audatex North America, Inc., 6.000%, 06/15/21	774,420	0.2
1,040,000	#	Audatex North America, Inc., 6.125%, 11/01/23	1,049,100	0.2
1,750,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,420,781	0.3
900,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	642,375	0.1
2,300,000		CDW LLC / CDW Finance Corp., 5.500%-6.000%, 08/15/22-12/01/24	2,340,750	0.5
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	1,918,406	0.4
500,000	#	Emdeon, Inc., 6.000%, 02/15/21	486,250	0.1
1,395,000	#	Entegris, Inc., 6.000%, 04/01/22	1,421,156	0.3
1,730,000		First Data Corp., 10.625%, 06/15/21	1,900,837	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
1,918,000		First Data Corp., 11.750%, 08/15/21	$2,133,775	0.4
1,265,000	#	First Data Corp., 5.375%, 08/15/23	1,255,513	0.3
145,000	#	First Data Corp., 8.250%, 01/15/21	150,981	0.0
646,000	#,&	First Data Corp., 8.750%, 01/15/22	676,685	0.1
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	770,625	0.1
1,640,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,449,350	0.3
1,000,000	#	Infor US, Inc., 5.750%, 08/15/20	996,875	0.2
590,000	#	MSCI, Inc., 5.250%, 11/15/24	599,588	0.1
625,000	#	MSCI, Inc., 5.750%, 08/15/25	631,250	0.1
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,710,325	0.3
105,000	#	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23	107,100	0.0
3,605,000		Other Securities	3,314,063	0.6
			28,443,130	5.5
		Utilities: 2.1%
415,000	#	Altice US Finance SA, 7.750%, 07/15/25	367,275	0.1
750,000	#	Calpine Corp., 6.000%, 01/15/22	780,938	0.2
2,950,000		Calpine Corp., 5.375%-5.750%, 01/15/23-01/15/25	2,767,781	0.5
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,563,750	0.3
3,330,000		NRG Energy, Inc., 6.250%-7.875%, 05/15/21-05/01/24	3,091,812	0.6
2,210,000		Other Securities	2,241,425	0.4
			10,812,981	2.1
		Total Corporate Bonds/Notes (Cost $527,595,505)	499,075,131	96.8

Shares		Value	Percentage of Net Assets
COMMON STOCK: —%
Consumer Discretionary: —%
195	Other Securities	$—	—
	Total Common Stock (Cost $7,957)	—	—
	Total Long-Term Investments (Cost $527,603,462)	499,075,131	96.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Commercial Paper: 1.9%
2,000,000	Campbell Soup, 0.180%, 10/06/15	1,999,940	0.4
3,000,000	Hewlett Packard, 0.070%, 10/05/15	2,999,970	0.5
2,500,000	Medtronic, 0.230%, 10/14/15	2,499,775	0.5
2,500,000	Monsanto Company, 0.310%, 11/16/15	2,499,000	0.5
		9,998,685	1.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
328,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.110%†† (Cost $328,000)	328,000	0.1
	Total Short-Term Investments (Cost $10,325,354)	10,326,685	2.0
	Total Investments in Securities (Cost $537,928,816)	$509,401,816	98.8
	Assets in Excess of Other Liabilities	6,285,067	1.2
	Net Assets	$515,686,883	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2015 (Unaudited) (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of September 30, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&
Payment-in-kind

(a)
The grouping contains securities in default.

Cost for federal income tax purposes is $537,964,120.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,951,774
Gross Unrealized Depreciation	(32,514,078)
Net Unrealized Depreciation	$(28,562,304)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Corporate Bonds/Notes	—	499,075,131	—	499,075,131
Short-Term Investments	328,000	9,998,685	—	10,326,685
Total Investments, at fair value	$328,000	$509,073,816	$—	$509,401,816

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.4%
		Basic Materials: 1.5%
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$2,399,299	0.1
1,200,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,154,844	0.0
2,110,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	1,371,500	0.0
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,872,214	0.1
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	1,985,525	0.1
1,860,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	1,862,831	0.0
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,362,995	0.0
2,994,000	#,L	Glencore Funding LLC, 2.875%, 04/16/20	2,397,643	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,786,107	0.1
1,700,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	1,342,818	0.1
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	646,067	0.0
25,861,000		Other Securities(a)	25,005,555	0.9
			43,187,398	1.5
		Communications: 4.8%
2,455,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	2,298,027	0.1
800,000	#	Altice Financing SA, 6.625%, 02/15/23	770,000	0.0
10,100,000	L	AT&T, Inc., 3.400%-5.350%, 03/11/24-06/15/44	9,801,360	0.4
2,459,000	#	CCO Safari II LLC, 4.464%, 07/23/22	2,461,803	0.1
3,537,000	#	CCO Safari II LLC, 4.908%, 07/23/25	3,526,895	0.1
2,696,000	#	Cox Communications, Inc., 3.850%, 02/01/25	2,559,785	0.1
772,000	#	Cox Communications, Inc., 4.500%, 06/30/43	629,509	0.0
707,000	#	Digicel Ltd., 6.750%, 03/01/23	639,835	0.0
1,380,000	#	Millicom International Cellular SA, 4.750%, 05/22/20	1,325,076	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
2,000,000	#	Millicom International Cellular SA, 6.625%, 10/15/21	$1,988,000	0.1
2,385,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	2,316,431	0.1
770,000	#,L	Sable International Finance Ltd., 8.750%, 02/01/20	811,388	0.0
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	2,737,500	0.1
2,640,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,692,800	0.1
2,110,000	#	SoftBank Group Corp., 4.500%, 04/15/20	2,048,599	0.1
2,600,000	#,L	Telefonica Chile SA, 3.875%, 10/12/22	2,540,158	0.1
10,641,000		Time Warner Cable, Inc., 4.050%-6.500%, 12/15/23-12/15/43	10,712,404	0.4
1,395,000	#	Univision Communications, Inc., 5.125%, 02/15/25	1,311,300	0.0
2,350,000	#	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,220,750	0.1
7,358,000		Verizon Communications, Inc., 4.150%, 03/15/24	7,626,957	0.3
18,070,000		Verizon Communications, Inc., 3.000%-6.550%, 11/01/21-08/21/54	18,575,803	0.6
56,915,000		Other Securities	54,987,230	2.0
			134,581,610	4.8
		Consumer, Cyclical: 1.7%
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,419,688	0.0
1,466,000		Ford Motor Co., 4.750%, 01/15/43	1,381,048	0.1
6,176,000		Ford Motor Credit Co. LLC, 2.597%-8.125%, 11/04/19-08/04/25	6,362,903	0.2
1,680,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,736,700	0.1
35,702,000		Other Securities	35,758,268	1.3
			46,658,607	1.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 6.5%
8,250,000		AbbVie, Inc., 2.500%-4.700%, 05/14/20-05/14/45	$8,159,445	0.3
10,764,000		Actavis Funding SCS, 3.450%-4.850%, 03/15/22-06/15/44	10,359,733	0.4
2,180,000	#	BAT International Finance PLC, 3.500%, 06/15/22	2,244,136	0.1
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,547,637	0.1
7,051,000		Becton Dickinson and Co., 1.800%-3.734%, 12/15/17-12/15/24	7,149,023	0.2
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,169,100	0.0
2,210,000		Gilead Sciences, Inc., 3.500%, 02/01/25	2,229,191	0.1
6,110,000		Gilead Sciences, Inc., 3.650%, 03/01/26	6,138,491	0.2
3,120,000	#	HJ Heinz Co., 2.800%, 07/02/20	3,144,077	0.1
5,430,000	#	HJ Heinz Co., 3.950%, 07/15/25	5,569,209	0.2
2,030,000	#	Imperial Tobacco Finance PLC, 2.950%, 07/21/20	2,044,480	0.1
2,290,000	#	Imperial Tobacco Finance PLC, 3.750%, 07/21/22	2,315,330	0.1
1,300,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	1,196,000	0.0
10,565,000		Laboratory Corp. of America Holdings, 2.200%-3.200%, 08/23/17-02/01/22	10,539,612	0.4
10,128,000		Medtronic, Inc., 2.750%-4.375%, 03/15/22-03/15/35	10,313,383	0.4
9,230,000		Merck & Co., Inc., 1.850%-2.750%, 02/10/20-02/10/25	9,113,649	0.3
7,120,000		Synchrony Financial, 3.000%-4.250%, 08/15/19-08/15/24	7,166,417	0.3
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,067,500	0.1
1,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	952,500	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	$943,594	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	996,875	0.0
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,785,260	0.1
80,882,000		Other Securities	81,653,822	2.9
			180,798,464	6.5
		Diversified: 0.1%
1,445,000	#	Nemak SA de CV, 5.500%, 02/28/23	1,423,325	0.0
2,760,000		Other Securities	2,753,809	0.1
			4,177,134	0.1
		Energy: 3.4%
850,000	#	Antero Resources Corp., 5.625%, 06/01/23	750,125	0.0
2,120,000	#	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	2,062,724	0.1
1,652,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	1,459,978	0.1
1,402,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	1,042,739	0.0
285,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	243,675	0.0
3,036,000		Kinder Morgan Energy Partners L.P., 4.250%-5.400%, 09/01/24-09/01/44	2,582,907	0.1
5,158,000		Kinder Morgan, Inc./DE, 4.300%-5.050%, 06/01/25-02/15/46	4,488,211	0.2
2,600,000	#	YPF SA, 8.875%, 12/19/18	2,561,000	0.1
83,717,000		Other Securities(a)	78,819,094	2.8
			94,010,453	3.4
		Financial: 10.6%
2,780,000	#	ABN AMRO Bank NV, 4.750%, 07/28/25	2,765,700	0.1
7,265,000		American Tower Corp., 3.400%-4.500%, 01/15/18-09/15/21	7,444,268	0.3
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	402,074	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
17,032,000		Bank of America Corp., 3.875%-4.750%, 01/22/24-04/21/45	$17,143,733	0.6
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	3,418,702	0.1
3,718,000	#	BNP Paribas SA, 4.375%, 09/28/25	3,633,635	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,357,822	0.0
3,034,000	#	BPCE SA, 5.150%, 07/21/24	3,090,274	0.1
2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,230,658	0.1
12,019,000		Citigroup, Inc., 1.800%-6.675%, 02/05/18-09/13/43	12,556,511	0.5
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,047,195	0.1
3,890,000	#	Credit Agricole SA, 4.375%, 03/17/25	3,762,509	0.1
4,386,000	#	Credit Suisse AG, 6.500%, 08/08/23	4,734,138	0.2
2,699,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	2,627,404	0.1
3,190,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	3,197,793	0.1
3,014,000		Credit Suisse/New York NY, 1.750%, 01/29/18	3,015,296	0.1
6,923,000		Deutsche Bank AG/London, 1.875%, 02/13/18	6,903,899	0.2
7,018,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	7,164,571	0.2
10,600,000		Goldman Sachs Group, Inc., 2.600%-6.750%, 07/19/18-05/22/45	10,916,139	0.4
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,947,688	0.1
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,205,351	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,144,444	0.0
15,648,000		JPMorgan Chase & Co., 3.125%-6.125%, 09/10/24-12/29/49	15,613,413	0.6
1,881,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	1,846,690	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
18,139,000		Morgan Stanley, 2.125%-5.000%, 04/25/18-04/23/27	$18,468,893	0.7
1,345,000	#	Nordea Bank AB, 6.125%, 12/29/49	1,329,869	0.1
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,177,398	0.0
3,914,000		Santander Bank NA, 2.000%, 01/12/18	3,902,970	0.1
4,103,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	4,076,667	0.1
2,470,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.250%, 10/28/25	2,381,342	0.1
2,893,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	2,857,017	0.1
2,453,000	#	Societe Generale SA, 4.250%, 04/14/25	2,330,451	0.1
1,860,000		Synchrony Financial, 2.700%, 02/03/20	1,840,941	0.1
3,719,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,711,514	0.1
2,052,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	2,044,320	0.1
2,181,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,151,735	0.1
12,362,000		Wells Fargo & Co., 3.900%-5.900%, 06/03/26-12/29/49	12,218,911	0.4
116,421,600		Other Securities(a)	116,809,953	4.2
			296,471,888	10.6
		Industrial: 1.0%
1,872,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	1,885,954	0.1
2,449,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	2,234,713	0.1
2,250,000	#	Siemens Financieringsmaatschappij NV, 3.250%, 05/27/25	2,255,672	0.1
21,166,000		Other Securities	21,211,495	0.7
			27,587,834	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: 2.2%
6,040,000		Apple, Inc., 1.550%, 02/07/20	$5,978,845	0.2
4,765,000		Apple, Inc., 2.150%-4.450%, 02/09/22-05/06/44	4,649,905	0.2
9,535,000		HP Enterprise Co., 2.479%-6.350%, 10/05/17-10/15/45	9,525,912	0.3
1,685,000	#	Infor US, Inc., 6.500%, 05/15/22	1,550,200	0.0
9,361,000		Oracle Corp., 2.950%-4.125%, 07/08/21-05/15/45	9,223,229	0.3
2,130,000	#	Seagate HDD Cayman, 4.875%, 06/01/27	1,986,451	0.1
30,771,000		Other Securities	30,217,013	1.1
			63,131,555	2.2
		Utilities: 1.6%
2,865,000	#	Calpine Corp., 6.000%, 01/15/22	2,983,181	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	697,105	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,436,520	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	907,920	0.0
4,199,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,224,736	0.2
33,346,000		Other Securities	33,546,509	1.2
			43,795,971	1.6
		Total Corporate Bonds/Notes (Cost $947,523,497)	934,400,914	33.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.9%
6,318,765		Alternative Loan Trust 2005-10CB 1A1, 0.694%, 05/25/35	5,353,302	0.2
5,191,161		Alternative Loan Trust 2005-51 3A2A, 1.489%, 11/20/35	4,605,733	0.2
2,020,066		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,892,711	0.1
3,755,122		Alternative Loan Trust 2005-J2, 0.594%, 04/25/35	3,151,516	0.1
1,382,737		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	1,185,062	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,327,640		Alternative Loan Trust 2006-18CB A11, 0.694%, 07/25/36	$930,183	0.0
5,133,549		Alternative Loan Trust 2007-2CB, 0.794%, 03/25/37	3,601,688	0.1
3,396,562		Alternative Loan Trust 2007-HY6, 0.414%, 08/25/47	3,295,005	0.1
757,605	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	766,473	0.0
4,281,769	#	BAMLL Re-REMIC Trust 2014-FRR9, 2.924%, 12/26/46	4,240,863	0.1
2,610,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 1.897%, 09/27/44	2,422,132	0.1
4,505,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.734%, 06/10/49	4,647,761	0.2
2,030,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.734%, 06/10/49	2,066,261	0.1
2,870,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.002%, 02/10/51	2,961,231	0.1
1,220,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 6.002%, 02/10/51	1,249,315	0.0
20,548,000	^	Banc of America Commercial Mortgage Trust 2015-UBS7 XA, 0.947%, 09/15/48	1,356,016	0.0
507,716	#	Banc of America Funding Corp., 5.250%, 08/26/35	522,685	0.0
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.315%, 09/10/47	867,108	0.0
1,271,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.953%, 03/11/41	1,394,318	0.1
22,339	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.953%, 03/11/41	22,361	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
749,103		Banc of America Mortgage 2005-J Trust 2A4, 2.715%, 11/25/35	$695,418	0.0
513,601	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.235%, 11/10/38	515,384	0.0
2,330,000	#	Bank of America Re-REMIC Trust 2014-FRR7 A, 2.444%, 10/26/44	2,301,353	0.1
7,487,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.147%-5.315%, 07/10/45-09/10/47	7,529,205	0.3
85,860,000	#,^	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/33	4,476,663	0.2
1,241,965		Bear Stearns Adjustable Rate Mortgage Trust, 2.761%, 07/25/36	1,053,295	0.1
3,308,291		Bear Stearns ALT-A Trust 2005-10 22A1, 2.553%, 01/25/36	2,876,487	0.1
4,381,815		Bear Stearns ALT-A Trust 2005-10, 2.562%, 01/25/36	3,634,352	0.1
3,796,106		Bear Stearns Alternative-A Trust, 2.581%, 05/25/35	3,691,550	0.1
9,308,001		Bear Stearns Asset Backed Securities I Trust 2006-AC4 A1, 0.444%, 07/25/36	6,831,430	0.3
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 6.101%, 06/11/41	2,328,173	0.1
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	791,408	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	783,702	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	761,239	0.0
7,422		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8, 4.858%, 06/11/41	7,414	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,450,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 D, 5.074%, 09/11/42	$2,503,920	0.1
1,400,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.923%, 02/13/42	1,431,634	0.1
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.923%, 02/13/42	3,702,024	0.1
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.291%, 10/12/42	2,048,193	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.795%, 04/12/38	1,049,596	0.0
2,485,086	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,658,545	0.1
1,480,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.489%, 07/25/25	1,481,850	0.1
1,180,000	#	CGBAM 2015-SMRT Commercial Mortgage Trust, 3.768%, 04/10/28	1,211,771	0.0
1,700,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 5.040%, 09/10/45	1,688,518	0.1
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 5.824%, 12/25/35	2,950,844	0.1
4,078,271		Citigroup Mortgage Loan Trust, 5.468%, 11/25/36	3,605,412	0.1
5,143,680		Citigroup Mortgage Loan Trust, Inc., 2.632%-2.905%, 03/25/36-09/25/37	4,787,198	0.2
6,287,264	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.277%, 05/15/45	576,602	0.0
8,298,559	^	COMM 2013-LC6 XA Mortgage Trust, 1.893%, 01/10/46	616,355	0.0
106,216,386	#,^	COMM 2015-PC1 Mortgage Trust, 0.948%, 07/10/50	5,271,753	0.2
3,805,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.252%, 12/10/49	3,910,412	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
25,813,098	^	Commercial Mortgage Trust, 1.580%, 08/10/46	$1,643,969	0.1
4,770,115	^	Commercial Mortgage Trust, 2.041%, 08/15/45	420,957	0.0
27,260,000	#,^	Commercial Mortgage Trust, 0.748%, 10/15/45	1,071,201	0.0
1,280,000		Commercial Mortgage Trust, 5.289%, 07/15/44	1,279,131	0.1
1,053,814		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.694%, 11/25/35	680,320	0.0
5,143,324		Countrywide Home Loan Mortgage Pass-through Trust, 2.448%, 11/25/34	4,884,425	0.2
4,046,421		Countrywide Alternative Loan Trust, 0.314%-5.500%, 12/25/35-06/25/36	3,594,338	0.1
92,347	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	92,377	0.0
442,500	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	473,103	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.467%, 05/15/36	1,010,115	0.1
4,583,503	#	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	4,058,449	0.2
3,712,520	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.245%, 06/27/37	3,710,400	0.1
2,630,000	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	2,629,579	0.1
2,920,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.094%, 07/25/24	2,652,877	0.1
2,430,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.194%, 05/25/25	2,317,225	0.1
2,100,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.494%, 02/25/25	2,050,163	0.1
72,353,623	^	Fannie Mae Series 2011-M3 X, 0.135%, 07/25/21	1,054,069	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,444,175	^	Fannie Mae, 3.000%, 08/25/28	$333,352	0.0
759,816	^	Fannie Mae, 3.000%, 05/25/43	104,156	0.0
10,844,111	^	Fannie Mae, 5.756%, 10/25/39	1,432,171	0.1
4,515,000		Fannie Mae Connecticut Avenue Securities, 5.094%-5.194%, 11/25/24	4,541,660	0.1
1,421,235	^	First Horizon Alternative Mortgage Securities, 6.506%, 12/25/36	398,828	0.0
25,000,000	^	Freddie Mac Series K015 X3, 2.896%, 08/25/39	3,570,002	0.1
1,730,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.944%, 10/25/24	1,751,539	0.0
2,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.994%, 03/25/25	1,945,268	0.1
2,130,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.344%, 01/25/25	2,127,699	0.1
228,732,017	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	1,139,314	0.0
8,513,853	^	GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.499%, 11/10/45	881,394	0.0
45,929,136	^	GS Mortgage Securities Corp. II, 1.703%, 11/10/46	3,154,284	0.1
9,949,116	^	GS Mortgage Securities Corp. II, 2.714%, 05/10/45	958,177	0.1
3,290,000	#	GS Mortgage Securities Trust 2010-C2, 5.359%, 12/10/43	3,447,456	0.1
955,043	#	Jefferies Resecuritization Trust 2009-R6, 3.459%, 03/26/36	928,515	0.0
694,512		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	588,706	0.0
15,265,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.443%, 12/15/47	346,976	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.740%, 05/15/41	656,149	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
42,575,828	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.752%, 01/15/46	$823,161	0.0
2,400,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.595%, 07/15/46	2,539,290	0.1
1,130,181	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.639%, 10/15/37	1,135,712	0.1
1,300,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.496%, 06/12/41	1,277,022	0.1
1,130,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.618%, 05/15/45	1,131,361	0.1
923,411	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	985,681	0.0
41,048,634	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.923%, 06/15/45	2,761,629	0.1
3,017,474		JP Morgan Mortgage Trust 2005-A4 B1, 2.509%, 07/25/35	2,742,857	0.1
3,007,899		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	2,668,526	0.1
3,290,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%-5.097%, 01/12/37	3,279,004	0.1
18,186,567	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	177,772	0.0
1,581,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.462%, 02/15/40	1,575,623	0.1
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	1,766,529	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,110,388	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,205,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	$3,299,062	0.1
720,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.049%, 06/15/38	733,591	0.0
2,090,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.049%, 06/15/38	2,081,090	0.1
830,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 6.095%, 09/15/39	841,400	0.0
820,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 6.095%, 09/15/39	820,447	0.0
1,750,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.324%, 07/15/40	1,807,458	0.1
396,470		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	396,810	0.0
67,194,322	#,^	LB-UBS Commercial Mortgage Trust, 0.851%, 11/15/38	474,143	0.0
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.244%, 10/15/36	1,149,552	0.0
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.095%, 09/15/39	1,810,433	0.1
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.095%, 09/15/39	1,878,230	0.1
987,990	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	991,233	0.0
2,798,642		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	2,640,032	0.1
2,510,284		Lehman XS Trust Series 2005-5N 1A2, 0.554%, 11/25/35	2,034,284	0.1
4,929,204		Lehman XS Trust Series 2006-14N 2A, 0.394%, 09/25/46	3,984,295	0.1
1,500,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.845%, 08/15/45	1,536,549	0.1
2,760,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.461%, 01/11/43	2,855,692	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.564%, 09/15/47	$3,320,576	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.564%, 09/15/47	1,376,739	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	252,947	0.0
600,000	#	Morgan Stanley Dean Witter Capital I, 7.761%, 07/15/33	672,954	0.0
1,474,351		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.793%, 03/25/36	1,208,543	0.0
3,210,325	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	3,208,247	0.1
2,590,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	2,353,533	0.1
1,561,070	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.044%, 08/25/29	1,560,445	0.1
3,442,739	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	3,451,908	0.1
7,684,107	#,^	UBS-Barclays Commercial Mortgage Trust, 1.882%, 05/10/63	516,739	0.0
742,363	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.806%, 03/15/42	742,543	0.0
6,770,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.900%, 05/15/43	6,787,257	0.3
6,960,000		Wachovia Bank Commercial Mortgage Trust Series, 5.900%, 05/15/43	7,041,498	0.3
3,892,646		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 2.670%, 10/20/35	3,538,983	0.1
1,144,327		WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	1,075,211	0.0
841,367		WaMu Mortgage Pass Through Certificates, 1.819%, 10/25/36	710,174	0.0
946,179		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.316%, 10/25/36	852,289	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,118,615	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 1.983%, 11/25/36	$1,889,775	0.1
5,521,253	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 2A3, 2.029%, 12/25/36	4,858,217	0.2
3,361,901	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.831%, 12/25/36	3,074,671	0.1
2,388,196	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.029%, 12/25/36	2,101,403	0.1
1,558,952	WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.322%, 08/25/36	1,402,669	0.1
3,580,049	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.400%, 08/25/46	3,094,956	0.1
4,543,448	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.290%, 12/25/36	4,116,568	0.2
928,627	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust, 1.975%, 04/25/37	812,754	0.0
1,273,113	WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.424%, 01/25/47	952,679	0.0
4,320,806	WaMu Mortgage Pass-Through Certificates, 2.234%, 07/25/37	3,702,788	0.1
3,131,949	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,806,327	0.1
3,791,516	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.159%, 08/25/46	2,608,161	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,637,505		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 0.514%, 01/25/47	$1,990,541	0.1
2,743,111		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.624%, 06/25/37	1,997,238	0.1
2,907,676		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,654,661	0.1
1,310,537		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust 1A6, 2.736%, 09/25/35	1,253,859	0.0
1,658,793		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.597%, 03/25/36	1,617,611	0.1
1,369,656		Wells Fargo Mortgage Backed Securities Trust, 5.705%, 04/25/36	1,346,530	0.0
5,316,443	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.685%, 06/15/45	403,692	0.0
26,774,753	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.613%, 03/15/48	1,948,576	0.1
42,678,001		Other Securities	36,559,428	1.3
		Total Collateralized Mortgage Obligations (Cost $353,920,141)	359,404,314	12.9
FOREIGN GOVERNMENT BONDS: 1.4%
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	731,500	0.1
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	306,250	0.0
300,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	291,000	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	312,000	0.0
250,000	#	Egypt Government International Bond, 5.875%, 06/11/25	236,875	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	201,840	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	241,573	0.0
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	$293,250	0.0
600,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	563,377	0.0
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	480,900	0.0
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	967,500	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	471,810	0.0
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	506,250	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	608,250	0.0
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	592,500	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	142,072	0.0
630,000	#	Republic of Serbia, 5.250%, 11/21/17	654,412	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	926,875	0.1
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	214,800	0.0
32,026,280		Other Securities(a)	30,801,420	1.1
		Total Foreign Government Bonds (Cost $42,581,776)	39,544,454	1.4
U.S. TREASURY OBLIGATIONS: 28.3%
		U.S. Treasury Bonds: 6.0%
57,900,000		2.000%, due 08/15/25	57,630,128	2.0
108,877,000		3.000%, due 05/15/45	111,528,699	4.0
			169,158,827	6.0
		U.S. Treasury Notes: 22.3%
14,000		0.625%, due 07/31/17	14,008	0.0
49,762,000		0.625%, due 08/31/17	49,766,877	1.8
191,884,000		0.625%, due 09/30/17	191,813,962	6.9
141,276,000		1.000%, due 09/15/18	141,625,517	5.1
34,560,000		1.375%, due 09/30/20	34,562,246	1.2
17,311,000		1.500%, due 07/31/16	17,478,363	0.6
169,171,000		1.750%, due 09/30/22	169,144,609	6.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes (continued)
17,232,000		1.875%, due 05/31/22	$17,398,944	0.6
960,000		2.125%, due 06/30/22	985,294	0.0
			622,789,820	22.3
		Total U.S. Treasury Obligations (Cost $790,129,540)	791,948,647	28.3
U.S. GOVERNMENT AGENCY OBLIGATIONS: 31.7%
		Federal Home Loan Mortgage Corporation: 13.1%##
8,844,000	W	3.000%, due 01/15/27	9,184,284	0.3
15,977,436	^	3.000%, due 02/15/33	2,246,468	0.1
6,250,426		3.000%, due 04/15/33	6,321,237	0.2
64,015,000	W	3.000%, due 10/01/44	64,676,673	2.3
8,889,704		3.000%, due 04/01/45	9,016,746	0.3
8,998,240		3.000%, due 04/01/45	9,121,244	0.3
24,752,000		3.000%, due 09/01/45	25,038,355	0.9
28,301,000	W	3.500%, due 02/15/41	29,385,504	1.1
1,429,032	^^	4.000%, due 01/15/36	1,395,539	0.1
7,939,994	^	4.000%, due 04/15/43	1,503,932	0.1
6,248,924		4.000%, due 06/01/45	6,671,917	0.3
7,338,000		4.000%, due 09/01/45	7,827,335	0.3
7,765,000		4.000%, due 09/01/45	8,290,621	0.3
25,612,803		4.000%, due 09/01/45	27,346,540	1.0
5,543,000		4.000%, due 09/01/45	5,918,220	0.2
10,660,000		4.000%, due 09/01/45	11,381,588	0.4
25,000,000		4.500%, due 05/15/38	27,145,187	1.0
5,767,224	^	4.500%, due 12/15/40	949,762	0.1
4,511,736	^	4.500%, due 08/15/43	813,316	0.0
781,102	^	5.192%, due 03/15/33	868,246	0.0
8,008,099	^	5.794%, due 05/15/36	804,606	0.0
4,413,856	^	5.794%, due 08/15/42	844,411	0.0
3,381,915	^	5.844%, due 07/15/40	532,776	0.0
21,059,510	^	5.844%, due 01/15/41	3,483,868	0.1
15,956,758	^	5.893%, due 09/15/44	3,085,721	0.1
306,700	^	6.000%, due 04/15/33	76,690	0.0
7,415,466	^	6.244%, due 08/15/36	1,554,780	0.1
4,616,239	^	6.279%, due 06/15/36	768,107	0.0
3,435,685	^	6.343%, due 05/15/41	777,044	0.0
6,682,516	^	6.393%, due 09/15/34	738,399	0.0
91,842,093	W	2.500%-7.000%, due 12/15/17-09/01/45	98,635,483	3.5
			366,404,599	13.1
		Federal National Mortgage Association: 13.0%##
14,197,000	W	2.500%, due 07/25/27	14,474,506	0.5
7,494,184		2.500%, due 06/01/30	7,651,578	0.3
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
9,027,000	W	3.000%, due 06/25/42	$9,149,006	0.3
5,588,491		3.000%, due 07/01/43	5,682,299	0.2
18,027,027		3.000%, due 04/01/45	18,302,390	0.7
99,942,000	W	3.500%, due 02/25/42	104,262,925	3.7
10,130,719	^	3.500%, due 06/25/42	1,317,828	0.1
2,535,895	^	3.500%, due 06/25/42	372,461	0.0
283,947	^	4.000%, due 11/01/18	12,216	0.0
5,702,272	^	4.000%, due 04/25/41	915,587	0.0
29,939,000	W	4.000%, due 10/01/44	31,937,671	1.1
5,140,705		4.000%, due 06/01/45	5,513,984	0.2
18,987,000	W	4.500%, due 10/15/35	20,585,171	0.7
8,830,674		5.000%, due 07/01/39	9,799,840	0.4
21,923,742	^	5.876%, due 11/25/40	3,070,341	0.1
6,561,520	^	5.956%, due 11/25/39	1,139,838	0.0
15,963,070	^	5.956%, due 11/25/42	3,736,833	0.1
548,487	^	6.000%, due 08/25/33	133,461	0.0
5,659,885	^	6.006%, due 10/25/32	1,182,652	0.0
18,690,334	^	6.006%, due 06/25/33	4,156,291	0.2
15,505,924	^	6.006%, due 10/25/42	3,140,205	0.1
13,708,675	^	6.006%, due 02/25/43	2,529,780	0.1
6,523,952	^	6.006%, due 08/25/43	1,256,161	0.1
18,026,027	^	6.056%, due 02/25/33	3,674,007	0.1
15,905,027	^	6.206%, due 05/25/40	2,739,316	0.1
7,084,413	^	6.356%, due 04/25/39	1,490,548	0.1
6,700,070	^	6.356%, due 09/25/40	1,257,060	0.1
17,160,361	^	6.406%, due 04/25/31	2,921,128	0.1
5,336,109	^	6.406%, due 10/25/41	1,053,093	0.0
13,965,429	^	6.426%, due 06/25/40	2,356,028	0.1
618,131	^	6.506%, due 08/25/26	88,052	0.0
4,158,058	^	6.506%, due 07/25/42	836,909	0.0
2,280,736	^	6.546%, due 01/25/37	491,091	0.0
8,019,630	^	6.556%, due 10/25/35	1,451,673	0.1
3,754,000	^	7.456%, due 07/25/33	817,850	0.0
597,106	^	7.478%, due 02/17/29	102,817	0.0
86,938,588	W	0.700%-32.481%, due 08/01/16-06/01/45	93,718,740	3.4
			363,321,336	13.0
		Government National Mortgage Association: 5.6%
47,062,000	W	3.500%, due 07/20/42	49,205,501	1.8
26,736,200		3.500%, due 06/20/45	28,068,013	1.0
7,276,626		4.000%, due 03/20/45	7,769,955	0.3
8,430,113		4.000%, due 08/20/45	9,003,364	0.3
6,667,248	^	4.500%, due 01/16/29	855,034	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
5,144,790		4.500%, due 05/16/39	$5,594,016	0.2
2,761,092	^	4.500%, due 09/20/41	488,460	0.0
1,872,212	^	5.000%, due 04/20/40	824,118	0.0
11,417,687	^	5.141%, due 05/16/41	1,897,460	0.1
13,985,283	^	5.384%, due 12/20/44	2,165,499	0.1
21,701,573	^	5.391%, due 04/16/44	3,486,892	0.1
19,929,211	^	5.500%, due 11/20/43	4,340,391	0.2
4,811,577	^	5.634%, due 06/20/40	745,907	0.0
25,406,892	^	5.834%, due 07/20/39	4,159,726	0.2
28,932,509	^	5.891%, due 05/16/40	4,345,729	0.2
1,523,702	^	5.984%, due 06/20/38	161,655	0.0
2,984,311	^	5.984%, due 04/20/39	526,459	0.0
19,368,552	^	5.991%, due 12/16/39	2,790,637	0.1
10,940,473	^	6.084%, due 05/20/39	1,266,447	0.1
2,131,624	^	6.184%, due 04/20/38	362,447	0.0
1,076,808	^	6.291%, due 05/16/38	203,233	0.0
2,766,354	^	6.334%, due 01/20/38	463,702	0.0
13,400,008	^	6.404%, due 08/20/40	2,979,750	0.1
5,818,794	^	6.441%, due 09/16/40	1,112,123	0.0
25,984,856	^	6.484%, due 07/20/37	5,523,624	0.2
1,829,723	^	6.561%, due 02/16/35	351,909	0.0
63,940	^	8.041%, due 06/16/31	4,816	0.0
16,447,359		4.000%-5.500%, due 05/20/39-10/20/60	17,883,059	0.6
			156,579,926	5.6
		Total U.S. Government Agency Obligations (Cost $869,218,882)	886,305,861	31.7
ASSET-BACKED SECURITIES: 7.2%
		Automobile Asset-Backed Securities: 1.2%
840,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	843,745	0.0
1,500,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	1,539,048	0.0
1,890,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	1,911,883	0.1
3,050,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	3,094,864	0.1
800,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	806,645	0.0
2,900,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	2,988,453	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
2,100,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	$2,113,938	0.1
940,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	970,545	0.0
3,380,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	3,475,818	0.1
2,200,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,286,112	0.1
4,820,000		Santander Drive Auto Receivables Trust 2014-3, 2.650%, 08/17/20	4,854,090	0.2
1,880,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	1,900,254	0.1
7,630,000		Other Securities	7,701,949	0.3
			34,487,344	1.2
		Home Equity Asset-Backed Securities: 0.5%
10,130,709		Freddie Mac Structured Pass-Through Securities, 0.444%, 05/25/31	10,018,785	0.4
3,449,556		Other Securities	2,593,789	0.1
			12,612,574	0.5
		Other Asset-Backed Securities: 5.5%
5,000,000	#	1776 CLO Ltd. 2006-1A D, 2.061%, 05/08/20	4,778,250	0.2
1,000,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 5.639%, 04/17/45	1,006,908	0.0
1,125,292	#,^	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/52	—	—
1,076,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/15	1,096,601	0.0
1,250,000	#	American Homes 4 Rent 2015-SFR2 Trust Class D, 5.036%, 10/17/25	1,274,579	0.1
7,100,000	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 0.000%, 10/17/45	—	—
2,000,000	#	Apidos Cinco CDO Ltd., 2.559%, 05/14/20	1,958,386	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,910,000	#	Ares XII CLO Ltd. 2007-12A C, 2.329%, 11/25/20	$3,856,097	0.2
1,000,000	#	Ares XII CLO Ltd., 3.579%, 11/25/20	983,018	0.0
2,750,000	#	Atrium V, 1.023%, 07/20/20	2,654,086	0.1
650,000	#	Atrium V, 4.033%, 07/20/20	632,706	0.0
1,206,141	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	1,204,332	0.0
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.139%, 04/15/21	999,790	0.0
2,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.989%, 04/15/21	1,999,564	0.1
1,750,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.564%, 08/13/19	1,691,153	0.1
3,500,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.024%, 03/17/21	3,379,978	0.1
3,991,506	#	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T, 0.554%, 10/23/21	3,910,171	0.2
800,000	#	Callidus Debt Partners CLO Fund VI Ltd., 3.294%, 10/23/21	779,675	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 0.666%, 08/01/21	1,463,206	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd., 0.736%, 08/01/21	1,203,545	0.0
5,500,000	#	CIFC Funding 2006-I Ltd., 1.887%, 10/20/20	5,498,944	0.2
954,128	#	CIFC Funding 2006-I Ltd., 4.287%, 10/20/20	954,058	0.0
3,200,000	#	CIFC Funding 2006-II Ltd., 1.924%, 03/01/21	3,140,736	0.1
2,070,387	#	CIFC Funding 2006-II Ltd., 4.324%, 03/01/21	2,035,627	0.1
2,000,000	#	Clydesdale CLO 2006 Ltd, 1.001%, 12/19/18	1,935,450	0.1
1,750,000	#	ColumbusNova CLO IV Ltd 2007-2A C, 2.539%, 10/15/21	1,700,136	0.1
1,000,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.061%, 04/04/18	982,290	0.0
750,000	#	ColumbusNova CLO Ltd 2006-II, 1.061%, 04/04/18	742,691	0.0
500,000	#	ColumbusNova CLO Ltd 2006-II, 1.811%, 04/04/18	490,375	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
5,500,000	#	Cornerstone CLO Ltd., 2.689%, 07/15/21	$5,309,639	0.2
2,000,000	#	Duane Street CLO III Ltd, 1.786%, 01/11/21	1,961,250	0.1
1,500,000	#	Flagship CLO V, 1.045%, 09/20/19	1,453,826	0.1
1,250,000	#	Flagship CLO V, 1.895%, 09/20/19	1,203,101	0.0
1,750,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 3.845%, 12/20/20	1,697,829	0.1
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.745%, 12/20/20	1,435,961	0.0
1,500,000	#	Fraser Sullivan CLO II Ltd., 1.065%, 12/20/20	1,470,270	0.1
3,250,000	#	Fraser Sullivan CLO II Ltd., 1.845%, 12/20/20	3,155,636	0.1
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 1.687%, 04/19/21	1,413,744	0.0
2,125,000	#	GoldenTree Loan Opportunities III Ltd., 1.550%, 05/01/22	2,036,455	0.1
1,500,000	#	GoldenTree Loan Opportunities V Ltd., 3.537%, 10/18/21	1,488,093	0.0
561,442	#	GSAMP Trust 2005-SEA2, 0.544%, 01/25/45	552,072	0.0
1,000,000	#	GSC Group CDO Fund VIII Ltd, 1.039%, 04/17/21	989,662	0.0
1,750,000	#	Gulf Stream - Compass CLO 2007-1A B Ltd., 1.194%, 10/28/19	1,730,586	0.1
3,100,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.744%, 10/28/19	3,101,128	0.1
1,825,000	#	Gulf Stream - Compass CLO, 2.294%, 10/28/19	1,824,883	0.1
1,500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.734%, 06/17/21	1,463,544	0.0
650,000	#	Gulf Stream-Rashinban CLO 2006-1A C Ltd., 1.012%, 11/26/20	635,074	0.0
3,772,515	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	3,763,084	0.1
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 3.357%, 06/17/32	2,425,998	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
1,500,000	#	Katonah IX CLO Ltd., 1.015%, 01/25/19	$1,475,097	0.1
1,250,000	#	Kingsland III Ltd., 0.979%, 08/24/21	1,192,686	0.0
1,500,000	#	Latitude CLO II Corp., 1.137%, 12/15/18	1,478,913	0.1
1,500,000	#	LCM V Ltd, 1.695%, 03/21/19	1,494,588	0.1
1,000,000	#	LightPoint CLO V, 1.021%, 08/05/19	984,626	0.0
2,000,000	#	LightPoint CLO V, 1.891%, 08/05/19	1,959,188	0.1
2,250,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.076%, 03/25/20	2,184,901	0.1
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,637,595	0.1
2,000,000	#	Madison Park Funding III Ltd. 2006-3A D, 3.745%, 10/25/20	1,976,736	0.1
1,281,728	#	Madison Park Funding IV Ltd., 3.919%, 03/22/21	1,212,255	0.0
1,000,000	#	Madison Park Funding Ltd., 2.126%, 03/25/20	976,115	0.0
1,000,000	#	Madison Park Funding Ltd., 3.545%, 07/26/21	989,067	0.0
1,250,000	#	Madison Park Funding Ltd., 5.545%, 07/26/21	1,250,007	0.1
1,250,000	#	Madison Park Funding V Ltd 2007-5A D, 3.832%, 02/26/21	1,173,271	0.0
3,250,000	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	3,242,811	0.1
1,100,000	#	Momentum Capital Fund Ltd., 1.687%, 09/18/21	1,083,382	0.0
4,250,000	#	MSIM Peconic Bay Ltd., 2.287%, 07/20/19	4,205,962	0.1
5,500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.295%, 03/25/20	5,340,186	0.2
1,500,000	#	Muir Grove CLO Ltd., 3.295%, 03/25/20	1,474,841	0.0
1,500,000	#	Ocean Trails CLO I, 1.036%, 10/12/20	1,434,639	0.1
4,000,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	3,831,798	0.1
1,850,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.637%, 06/15/20	1,834,162	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,420,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	$3,458,627	0.1
1,750,000	#	St James River CLO Ltd. 2007-1A D, 2.633%, 06/11/21	1,709,432	0.1
2,000,000	#	Telos CLO 2006-1A D Ltd., 1.986%, 10/11/21	1,961,590	0.1
2,500,000	#	Telos CLO 2006-1A E Ltd., 4.536%, 10/11/21	2,507,127	0.1
550,000	#	Telos CLO 2007-2A D Ltd., 2.489%, 04/15/22	539,533	0.0
2,000,000	#	Trade MAPS 1 Ltd., 2.453%, 12/10/18	1,985,800	0.1
8,675,513		Other Securities	7,901,974	0.3
			154,961,096	5.5
		Total Asset-Backed Securities (Cost $202,433,288)	202,061,014	7.2

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.2%
		OTC Interest Rate Swaptions: 0.2%
406,264,000	@	Receive a fixed rate equal to 2.905% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 11/13/15 Counterparty: JPMorgan Chase & Co.	4,500,319	0.2
406,264,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.773%, Exp. 11/12/15 Counterparty: Morgan Stanley	355,207	0.0
			4,855,526	0.2
		Total Purchased Options (Cost $6,684,397)	4,855,526	0.2
		Total Long-Term Investments (Cost $3,212,491,521)	3,218,520,730	115.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateralcc: 0.7%
4,386,031	Barclays Capital, Inc., Repurchase Agreement dated 09/30/15, 0.10%, due 10/01/15 (Repurchase Amount $4,386,043, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $4,473,752, due 10/15/15-08/15/45)	$4,386,031	0.2
3,628,048	Daiwa Capital Markets, Repurchase Agreement dated 09/30/15, 0.20%, due 10/01/15 (Repurchase Amount $3,628,068, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $3,700,609, due 10/01/15-09/09/49)	3,628,048	0.1
4,386,031	Millenium Fixed Income Ltd., Repurchase Agreement dated 09/30/15, 0.15%, due 10/01/15 (Repurchase Amount $4,386,049, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $4,473,752, due 11/30/19-02/15/44)	4,386,031	0.1
4,386,031	Nomura Securities, Repurchase Agreement dated 09/30/15, 0.14%, due 10/01/15 (Repurchase Amount $4,386,048, collateralized by various U.S. Government / U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,473,752, due 11/15/15-07/20/65)	4,386,031	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,681,310	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/15, 0.17%, due 10/01/15 (Repurchase Amount $1,681,318, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,715,599, due 01/15/17-02/15/42)	$1,681,310	0.1
		18,467,451	0.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
81,343,414	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.110%†† (Cost $81,343,414)	81,343,414	2.9
	Total Short-Term Investments (Cost $99,810,865)	99,810,865	3.6
	Total Investments in Securities (Cost $3,312,302,386)	$3,318,331,595	118.7
	Liabilities in Excess of Other Assets	(522,629,258)	(18.7)
	Net Assets	$2,795,702,337	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of September 30, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@
Non-income producing security.

&
Payment-in-kind.

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at September 30, 2015.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $3,313,497,904.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$41,863,436
Gross Unrealized Depreciation	(37,029,745)
Net Unrealized Appreciation	$4,833,691

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2015
Asset Table
Investments, at fair value
Purchased Options	$—	$4,855,526	$—	$4,855,526
Corporate Bonds/Notes	—	922,338,093	—	934,400,914
Collateralized Mortgage Obligations	—	357,922,464	1,481,850	359,404,314
Short-Term Investments	81,343,414	18,467,451	—	99,810,865
Asset-Backed Securities	—	202,061,014	—	202,061,014
U.S. Treasury Obligations	—	791,948,647	—	791,948,647
U.S. Government Agency Obligations	—	886,305,861	—	886,305,861
Foreign Government Bonds	—	39,544,454	—	39,544,454
Total Investments, at fair value	$81,343,414	$3,223,443,510	$1,481,850	$3,318,331,595
Other Financial Instruments+
Centrally Cleared Swaps	—	19,845,659	—	19,845,659
Forward Foreign Currency Contracts	—	2,802	—	2,802
Futures	306,738	—	—	306,738
Total Assets	$81,650,152	$3,243,291,971	$1,481,850	$3,338,486,794
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(20,528,069)	$—	$(20,528,069)
Forward Foreign Currency Contracts	—	(1,807,484)	—	(1,807,484)
Futures	(2,639,553)	—	—	(2,639,553)
Written Options	—	(4,981,050)	—	(4,981,050)
Total Liabilities	$(2,639,553)	$(27,316,603)	$—	$(29,956,156)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

At September 30, 2015, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Mexican Peso	308,450,176	Buy	10/21/15	$18,605,434	$18,215,996	$(389,438)
Goldman Sachs & Co.	Mexican Peso	308,357,149	Buy	10/21/15	18,605,433	18,210,502	(394,931)
JPMorgan Chase & Co.	Mexican Peso	308,589,717	Buy	10/21/15	18,605,433	18,224,236	(381,197)
							$(1,165,566)
Citigroup, Inc.	Mexican Peso	159,155,333	Sell	10/21/15	$9,302,716	$9,399,160	$(96,444)
Citigroup, Inc.	Mexican Peso	159,309,023	Sell	10/21/15	9,302,717	9,408,238	(105,521)
JPMorgan Chase & Co.	Mexican Peso	159,395,538	Sell	10/21/15	9,302,717	9,413,347	(110,630)
JPMorgan Chase & Co.	Mexican Peso	159,316,465	Sell	10/21/15	9,302,717	9,408,677	(105,960)
JPMorgan Chase & Co.	Mexican Peso	318,826,687	Sell	10/21/15	18,605,433	18,828,796	(223,363)
JPMorgan Chase & Co.	Brazilian Real	295,654	Sell	12/18/15	75,364	72,562	2,802
							$(639,116)

At September 30, 2015, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury Long Bond	4	12/21/15	$629,375	$7,084
U.S. Treasury Ultra Long Bond	293	12/21/15	46,999,031	294,540
			$47,628,406	$301,624
Short Contracts
U.S. Treasury 10-Year Note	(885)	12/21/15	(113,929,926)	(1,260,513)
U.S. Treasury 2-Year Note	(390)	12/31/15	(85,422,191)	5,114
U.S. Treasury 5-Year Note	(1,912)	12/31/15	(230,425,885)	(1,379,040)
			$(429,778,002)	$(2,634,439)

At September 30, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	162,439,000	$(2,868,316)	$(2,868,316)
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD	331,320,000	10,219,624	10,219,624
Receive a fixed rate equal to 1.622% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	09/01/20	USD	66,600,000	738,036	738,036
Receive a fixed rate equal to 1.626% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	09/01/20	USD	33,300,000	375,096	375,096
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.598% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	09/01/20	USD	32,500,000	(321,903)	(321,903)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.590%	Chicago Mercantile Exchange	09/08/20	USD	30,400,000	(286,022)	(286,022)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.644%%	Chicago Mercantile Exchange	09/18/20	USD	34,200,000	(405,280)	(405,280)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.391%	Chicago Mercantile Exchange	10/01/20	USD	130,700,000	88,838	88,838
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD	84,377,000	3,353,559	3,353,559
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD	175,600,000	(12,210,969)	(12,210,969)
Receive a fixed rate equal to 2.810% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	08/24/25	USD	63,800,000	329,519	329,519
Receive a fixed rate equal to 2.794% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	08/24/25	USD	31,900,000	142,118	142,118
Receive a fixed rate equal to 2.773% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	08/25/25	USD	63,800,000	222,498	222,498
Receive a fixed rate equal to 2.848% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	08/27/25	USD	63,800,000	(432,835)	(432,835)
Receive a fixed rate equal to 2.970% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	09/01/25	USD	63,800,000	(775,176)	(775,176)
Receive a fixed rate equal to 2.247% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	09/01/25	USD	32,500,000	(689,441)	(689,441)
Receive a fixed rate equal to 2.256% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	09/01/25	USD	63,800,000	(1,403,510)	(1,403,510)
Receive a fixed rate equal to 2.260% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	09/01/25	USD	33,300,000	(746,392)	(746,392)
Receive a fixed rate equal to 2.230% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	09/08/25	USD	92,900,000	1,815,708	1,815,708
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.299% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	09/18/25	USD	99,300,000	2,560,663	2,560,663
Receive a fixed rate equal to 1.991% and pay a floating rate based on the 3-month USB-LIBOR-BBA	Chicago Mercantile Exchange	10/01/25	USD	130,700,000	(388,225)	(388,225)
					$(682,410)	$(682,410)

At September 30, 2015, the following over-the-counter written interest rate swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Morgan Stanley	3-month USD- LIBOR-BBA	Pay	1.950%	11/12/15	USD 812,528,000	$3,520,954	$(226,369)
Call OTC Swaption	JPMorgan Chase & Co.	3-month USD- LIBOR-BBA	Receive	2.705%	11/13/15	USD 812,528,000	3,981,387	(4,754,681)
Total Written Swaptions							$7,502,341	$(4,981,050)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$4,855,526
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,802
Interest rate contracts	Net Assets — Unrealized appreciation**	306,738
Interest rate contracts	Net Assets — Unrealized appreciation***	19,845,659
Total Asset Derivatives		$25,010,725
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,807,484
Interest rate contracts	Net Assets — Unrealized depreciation**	2,639,553
Interest rate contracts	Net Assets — Unrealized depreciation***	20,528,069
Interest rate contracts	Written options, at fair value	4,981,050
Total Liability Derivatives		$29,956,156

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2015 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(2,076,522)	$—	$(2,076,522)
Foreign exchange contracts	—	(1,484,745)	—	—	—	(1,484,745)
Interest rate contracts	(2,360,343)	—	(3,205,709)	339,573	(352,775)	(5,579,254)
Total	$(2,360,343)	$(1,484,745)	$(3,205,709)	$(1,736,949)	$(352,775)	$(9,140,521)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$(1,733,435)	$—	$—	$—	$(1,733,435)
Interest rate contracts	(145,691)	—	(690,213)	1,636,172	2,521,291	3,321,559
Total	$(145,691)	$(1,733,435)	$(690,213)	$1,636,172	$2,521,291	$1,588,124

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2015:
	Citigroup, Inc.	Goldman Sachs & Co.	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Purchased options	$—	$—	$4,500,319	$355,207	$4,855,526
Forward foreign currency contracts	—	—	2,802	—	2,802
Total Assets	$—	$—	$4,503,121	$355,207	$4,858,328
Liabilities:
Forward foreign currency contracts	$591,403	$394,931	$821,150	$—	$1,807,484
Written options	—	—	4,754,681	226,369	4,981,050
Total Liabilities	$591,403	$394,931	$5,575,831	$226,369	$6,788,534
Net OTC derivative instruments by counterparty, at fair value	$(591,403)	$(394,931)	$(1,072,710)	$128,838	$(1,930,206)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$520,000	$—	$520,000
Net Exposure(1)	$(591,403)	$(394,931)	$(552,710)	$128,838	$(1,410,206)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 62.7%
		Basic Materials: 2.2%
580,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	$582,041	0.5
100,000	#	Glencore Funding LLC, 2.125%, 04/16/18	86,051	0.1
580,000		Monsanto Co., 1.150%, 06/30/17	578,372	0.4
1,525,000		Other Securities	1,523,681	1.2
			2,770,145	2.2
		Communications: 4.2%
395,000	#	Alibaba Group Holding Ltd., 1.625%, 11/28/17	392,844	0.3
567,000		Thomson Reuters Corp., 0.875%, 05/23/16	566,585	0.5
255,000		Thomson Reuters Corp., 1.650%, 09/29/17	255,004	0.2
3,960,000		Other Securities	4,057,034	3.2
			5,271,467	4.2
		Consumer, Cyclical: 4.9%
679,000		American Honda Finance Corp., 1.200%-2.250%, 07/14/17-08/15/19	682,613	0.5
375,000	#	Daimler Finance North America LLC, 1.650%, 03/02/18	370,018	0.3
435,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	432,369	0.4
550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	550,021	0.4
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	180,000	0.2
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	301,481	0.2
3,599,000		Other Securities	3,638,608	2.9
			6,155,110	4.9
		Consumer, Non-cyclical: 13.2%
600,000		Abbott Laboratories, 2.000%, 03/15/20	599,859	0.5
668,000		AbbVie, Inc., 1.750%-1.800%, 11/06/17-05/14/18	668,492	0.5
650,000		Altria Group, Inc., 2.625%, 01/14/20	657,601	0.5
300,000	#	BAT International Finance PLC, 1.850%, 06/15/18	301,586	0.3
270,000	#	Baxalta, Inc., 2.000%, 06/22/18	269,385	0.2
333,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	334,076	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
520,000	#	HJ Heinz Co., 2.000%, 07/02/18	$521,107	0.4
500,000		Jarden Corp., 7.500%, 05/01/17	536,250	0.4
440,000	#	JM Smucker Co., 1.750%, 03/15/18	441,272	0.4
550,000		Sanofi, 1.250%, 04/10/18	549,136	0.4
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	538,750	0.4
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	359,967	0.3
10,750,000		Other Securities	10,853,185	8.6
			16,630,666	13.2
		Energy: 4.7%
622,000		BP Capital Markets PLC, 1.674%-2.521%, 11/01/16-01/15/20	628,651	0.5
160,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	159,709	0.1
5,095,000		Other Securities(a)	5,109,268	4.1
			5,897,628	4.7
		Financial: 27.4%
637,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	639,750	0.5
260,000		Bank of America Corp., 1.950%, 05/12/18	261,020	0.2
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,112,727	0.9
675,000		Bank of Montreal, 1.300%-1.800%, 07/14/17-07/31/18	677,225	0.5
320,000		Bank of Nova Scotia AM8, 2.550%, 01/12/17	325,951	0.3
506,000		Bank of Nova Scotia, 1.300%, 07/21/17	506,784	0.4
295,000	#,L	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	293,454	0.2
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	340,587	0.3
900,000		BB&T Corp., 1.600%, 08/15/17	904,316	0.7
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	503,100	0.4
622,000		Citigroup, Inc., 1.850%, 11/24/17	624,652	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
648,000		Commonwealth Bank of Australia/New York NY, 1.125%-1.400%, 03/13/17-09/08/17	$649,600	0.5
630,000		Compass Bank, 1.850%, 09/29/17	630,176	0.5
806,000		Credit Suisse/New York NY, 1.375%-1.700%, 05/26/17-04/27/18	804,582	0.6
650,000		Discover Bank/Greenwood DE, 2.000%-2.600%, 02/21/18-11/13/18	648,112	0.5
641,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	649,629	0.5
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	428,450	0.4
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	423,841	0.3
439,000		HSBC USA, Inc., 1.500%-2.000%, 11/13/17-08/07/18	438,875	0.4
748,000		Huntington National Bank, 1.700%-2.000%, 02/26/18-06/30/18	747,814	0.6
350,000	#	ING Bank NV, 2.050%, 08/17/18	351,820	0.3
300,000	#	ING Bank NV, 2.700%, 08/17/20	304,083	0.2
1,361,000		JPMorgan Chase & Co., 1.350%-1.700%, 02/15/17-05/15/18	1,358,078	1.1
750,000		Lloyds Bank PLC, 1.750%-2.000%, 05/14/18-08/17/18	751,278	0.6
750,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	748,469	0.6
578,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	577,098	0.5
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	496,394	0.4
674,000		MetLife, Inc., 1.756%-1.903%, 12/15/17	679,014	0.5
295,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	294,879	0.2
289,000	#	Mizuho Bank Ltd.,1.300%, 04/16/17	288,019	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
545,000		Morgan Stanley, 2.125%, 04/25/18	$548,450	0.4
603,000		Morgan Stanley, 1.875%-5.450%, 01/09/17-12/07/18	616,740	0.5
580,000		PNC Bank NA, 2.400%, 10/18/19	585,495	0.5
550,000		PNC Funding Corp., 5.625%, 02/01/17	579,415	0.4
600,000		Royal Bank of Canada, 1.500%, 01/16/18	600,073	0.5
350,000		Royal Bank of Canada, 1.800%, 07/30/18	351,746	0.3
363,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	362,927	0.3
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	676,017	0.5
593,000		Toronto-Dominion Bank, 2.250%, 11/05/19	597,153	0.5
286,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	284,229	0.2
422,000		Wells Fargo & Co., 1.500%, 01/16/18	422,023	0.4
644,000		Wells Fargo & Co., 2.100%, 05/08/17	653,152	0.5
10,794,000		Other Securities	10,858,919	8.6
			34,596,116	27.4
		Industrial: 2.3%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	505,625	0.4
370,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	368,631	0.3
500,000		SPX FLOW, Inc., 6.875%, 09/01/17	527,500	0.4
1,453,000		Other Securities	1,453,513	1.2
			2,855,269	2.3
		Technology: 2.0%
550,000		Oracle Corp., 1.200%, 10/15/17	551,091	0.4
2,026,000		Other Securities	2,033,204	1.6
			2,584,295	2.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: 1.8%
600,000		Dominion Resources, Inc., 1.400%, 09/15/17	$598,136	0.5
560,000		Entergy Corp., 4.700%, 01/15/17	574,787	0.4
1,170,000		Other Securities	1,165,125	0.9
			2,338,048	1.8
		Total Corporate Bonds/Notes (Cost $79,083,253)	79,098,744	62.7
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.7%
246,979	#	Americold LLC Trust, 2.500%, 01/14/29	247,682	0.2
257,608	#	BAMLL Re-REMIC Trust 2014-FRR9, 2.924%, 12/26/46	255,147	0.2
266,130	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 5.811%, 02/24/51	276,243	0.2
480,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.734%, 06/10/49	495,211	0.4
192,225	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.235%, 11/10/38	192,892	0.1
638,060		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.900%, 12/10/49	674,628	0.5
670,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	692,251	0.6
540,000		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	552,557	0.4
253,531		COMM 2006-C7 A4 Mortgage Trust A4, 5.954%, 06/10/46	257,369	0.2
620,000	#	COMM 2010-RR1 GEA Mortgage Trust, 5.543%, 12/11/49	638,022	0.5
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.325%, 11/15/44	458,269	0.4
250,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.238%, 06/10/36	253,994	0.2
586,086		Commercial Mortgage Trust, 5.289%, 12/11/49	605,090	0.5
330,000		Commercial Mortgage Trust, 5.289%, 07/15/44	329,707	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,580	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	$13,585	0.0
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	632,271	0.5
335,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	345,691	0.3
270,000	#	Hilton USA Trust 2013-HLT, 2.662%, 11/05/30	271,148	0.2
160,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.563%, 12/15/44	160,254	0.1
168,754		JP Morgan Chase Commercial Mortgage Securities Trust 2006-CB15 A4, 5.814%, 06/12/43	171,001	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.457%, 04/15/27	378,931	0.3
340,829		JPMorgan Chase Commercial Mortgage Securities Corp., 6.100%, 04/15/45	346,149	0.3
272,014		LB-UBS Commercial Mortgage Trust 2006-C7 A1A, 5.335%, 11/15/38	282,615	0.2
181,960		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	183,184	0.2
350,000	#	LB-UBS Commercial Mortgage Trust, 6.095%, 09/15/39	360,029	0.3
128,928		Morgan Stanley Capital I Trust 2006-IQ11 A4, 5.890%, 10/15/42	129,212	0.1
57,792	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	57,754	0.1
800,000	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	820,130	0.7
243,273		Wachovia Bank Commercial Mortgage Trust Series 2006-C24 A3, 5.558%, 03/15/45	244,429	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
600,000		Wachovia Bank Commercial Mortgage Trust, 5.900%, 05/15/43	$608,910	0.5
154,257		Wachovia Bank Commercial Mortgage Trust, 5.246%-5.418%, 12/15/43-01/15/45	154,949	0.1
1,145,894		Other Securities	1,170,033	0.9
		Total Collateralized Mortgage Obligations (Cost $12,511,268)	12,259,337	9.7
U.S. TREASURY OBLIGATIONS: 5.4%
		U.S. Treasury Notes: 5.4%
6,686,000		1.625%, due 07/31/20	6,769,575	5.4
		Total U.S. Treasury Obligations (Cost $6,731,395)	6,769,575	5.4
ASSET-BACKED SECURITIES: 14.1%
		Automobile Asset-Backed Securities: 3.1%
370,000		Capital Auto Receivables Asset Trust 2015-1 A3, 1.610%, 06/20/19	371,240	0.3
350,000		Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	352,152	0.3
550,000		CarMax Auto Owner Trust 2015-3 A3, 1.630%, 06/15/20	553,918	0.4
180,000	#	Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	180,930	0.1
700,000		Smart Trust, 1.050%, 10/14/18	700,580	0.6
1,760,000		Other Securities	1,769,232	1.4
			3,928,052	3.1
		Credit Card Asset-Backed Securities: 2.2%
300,000		BA Credit Card Trust, 0.477%, 09/16/16	299,931	0.2
650,000		Discover Card Execution Note Trust 2015-A1 A1, 0.557%, 08/17/20	648,062	0.5
940,000		Discover Card Execution Note Trust, 0.637%-2.120%, 03/15/21-01/18/22	945,503	0.8
920,000		Other Securities	931,109	0.7
			2,824,605	2.2
		Home Equity Asset-Backed Securities: 0.1%
160,069		Other Securities	162,367	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 8.7%
430,000	#	American Residential Properties 2014-SFR1 Trust, 2.557%, 09/17/31	$427,315	0.3
500,000	#	Apidos CDO IV 2006-4A D, 1.795%, 10/27/18	494,408	0.4
325,000	#	Ares XII CLO Ltd. 2007-12A C, 2.329%, 11/25/20	320,520	0.2
250,000	#	Ares XII CLO Ltd., 3.579%, 11/25/20	245,754	0.2
250,000	#	Atrium V, 4.033%, 07/20/20	243,348	0.2
500,000	#	CIFC Funding 2006-I Ltd., 1.887%, 10/20/20	499,904	0.4
400,000	#	CIFC Funding 2006-II Ltd., 1.924%, 03/01/21	392,592	0.3
120,371	#	CIFC Funding 2006-II Ltd., 4.324%, 03/01/21	118,350	0.1
250,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.061%, 04/04/18	245,572	0.2
250,000	#	ColumbusNova CLO Ltd 2006-II, 1.061%, 04/04/18	247,564	0.2
300,000	#	GoldenTree Loan Opportunities IV Ltd., 4.575%, 08/18/22	293,632	0.2
500,000	#	GoldenTree Loan Opportunities V Ltd., 3.537%, 10/18/21	496,031	0.4
500,000	#	Greens Creek Funding Ltd., 2.537%, 04/18/21	494,696	0.4
111,865	#	GSAMP Trust 2005-SEA2, 0.544%, 01/25/45	109,998	0.1
500,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.744%, 10/28/19	500,182	0.4
500,000	#	Gulf Stream - Compass CLO, 2.294%, 10/28/19	499,968	0.4
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.734%, 06/17/21	487,848	0.4
250,000	#	Kingsland III Ltd., 0.979%, 08/24/21	238,537	0.2
500,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.076%, 03/25/20	485,534	0.4
500,000	#	Madison Park Funding III Ltd. 2006-3A D, 3.745%, 10/25/20	494,184	0.4
250,000	#	Madison Park Funding Ltd., 5.545%, 07/26/21	250,001	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
334,000	#	MSIM Peconic Bay Ltd. 2007-1A D, 3.537%, 07/20/19	$ 330,289	0.3
330,000	#	MSIM Peconic Bay Ltd., 2.287%, 07/20/19	326,580	0.2
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.295%, 03/25/20	485,472	0.4
1,000,000	#	Muir Grove CLO Ltd., 3.295%, 03/25/20	983,227	0.8
200,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.637%, 06/15/20	198,288	0.2
750,000	#	Sierra CLO II Ltd., 3.795%, 01/22/21	750,090	0.6
258,978		Other Securities	259,002	0.2
			10,918,886	8.7
		Total Asset-Backed Securities (Cost $17,827,152)	17,833,910	14.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.7%
		Federal Home Loan Mortgage Corporation: 2.9%##
862,728		5.000%, due 07/15/39	937,825	0.7
655,348		5.500%, due 11/01/38	735,661	0.6
500,123		5.500%, due 02/01/39	561,987	0.4
893,582		6.000%, due 12/15/28	1,016,418	0.8
439,935		5.500%, due 01/01/37- 10/01/38	495,883	0.4
			3,747,774	2.9
		Federal National Mortgage Association: 2.7%##
614,556		5.000%, due 01/01/23	664,890	0.5
481,760		6.000%, due 01/01/38	550,136	0.5
2,100,845		3.000%-5.000%, due 07/01/34-10/25/50	2,184,878	1.7
			3,399,904	2.7
		Government National Mortgage Association: 2.1%
706,336		2.500%, due 12/20/39	731,012	0.6
455,515		4.397%, due 05/16/51	497,810	0.4
1,198,840		7.124%, due 04/20/39	1,385,153	1.1
			2,613,975	2.1
		Total U.S. Government Agency Obligations (Cost $9,596,390)	9,761,653	7.7
		Total Long-Term Investments (Cost $125,749,458)	125,723,219	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Securities Lending Collateralcc: 0.4%
525,841	Millenium Fixed Income Ltd., Repurchase Agreement dated 09/30/15, 0.15%, due 10/01/15 (Repurchase Amount $525,843, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $536,358, due 11/30/19-02/15/44) (Cost $525,841)	$525,841	0.4
	Total Short-Term Investments (Cost $525,841)	525,841	0.4
	Total Investments in Securities (Cost $126,275,299)	$126,249,060	100.0
	Assets in Excess of Other Liabilities	44,971	—
	Net Assets	$126,294,031	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at September 30, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$560,100
Gross Unrealized Depreciation	(586,339)
Net Unrealized Depreciation	$(26,239)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2015 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2015
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$78,859,952	$—	$79,098,744
Collateralized Mortgage Obligations	—	12,259,337	—	12,259,337
Short-Term Investments	—	525,841	—	525,841
Asset-Backed Securities	—	17,633,936	—	17,833,910
U.S. Treasury Obligations	—	6,769,575	—	6,769,575
U.S. Government Agency Obligations	—	9,761,653	—	9,761,653
Total Investments, at fair value	$—	$125,810,294	$—	$126,249,060
Other Financial Instruments+
Futures	36,352	—	—	36,352
Total Assets	$36,352	$125,810,294	$—	$126,285,412
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(46,866)	$—	$(46,866)
Futures	(101,924)	—	—	(101,924)
Total Liabilities	$(101,924)	$(46,866)	$—	$(148,790)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2015, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	117	12/31/15	$25,626,657	$30,156
U.S. Treasury Long Bond	4	12/21/15	629,375	6,196
			$26,256,032	$36,352
Short Contracts
U.S. Treasury 10-Year Note	(43)	12/21/15	(5,535,578)	(61,245)
U.S. Treasury 5-Year Note	(56)	12/31/15	(6,748,875)	(40,679)
			$(12,284,453)	$(101,924)

At September 30, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Short Term Bond Fund:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.493%	Chicago Mercantile Exchange	07/30/20	USD	8,186,000	$(46,866)	$(46,866)
					$(46,866)	$(46,866)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2015 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$36,352
Total Asset Derivatives		$36,352
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$101,924
Interest rate contracts	Net Assets — Unrealized depreciation**	46,866
Total Liability Derivatives		$148,790

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Interest rate contracts	$(79,562)	$(5,742)	$(531)	$(85,835)
Total	$(79,562)	$(5,742)	$(531)	$(85,835)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Interest rate contracts	$79,562	$(42,052)	$(46,866)	$(9,356)
Total	$79,562	$(42,052)	$(46,866)	$(9,356)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2015 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 72.8%
	Affiliated Investment Companies: 72.8%
48,367	Voya Emerging Markets Corporate Debt Fund - Class P	$454,166	1.4
50,953	Voya Emerging Markets Hard Currency Debt Fund - Class P	458,069	1.4
966,570	Voya Floating Rate Fund - Class P	9,559,375	29.2
468,194	Voya High Yield Bond Fund - Class P	3,600,413	11.0
241,277	Voya Investment Grade Credit Fund - Class P	2,528,582	7.7
701,057	Voya Securitized Credit Fund - Class P	7,213,876	22.1
	Total Mutual Funds (Cost $24,214,250)	23,814,481	72.8

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.3%
		Financial: 0.3%
30,000		JPMorgan Chase & Co., 6.125%, 12/29/49	30,000	0.1
30,000		M&T Bank Corp., 6.450%, 12/29/49	31,875	0.1
30,000		Wells Fargo & Co., 5.900%, 12/29/49	30,075	0.1
		Total Corporate Bonds/Notes (Cost $93,313)	91,950	0.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 16.6%
15,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.734%, 06/10/49	15,475	0.1
10,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.002%, 02/10/51	10,318	0.0
25,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 6.074%, 06/11/50	25,664	0.1
10,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 5.040%, 09/10/45	9,933	0.1
10,441		Citigroup Mortgage Loan Trust, 5.468%, 11/25/36	9,230	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
259,747	#,^	COMM 2015-PC1 Mortgage Trust, 0.948%, 07/10/50	$12,892	0.0
98,333	^	Commercial Mortgage Pass Through Certificates, 1.566%, 04/10/47	7,322	0.0
25,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.252%, 12/10/49	25,693	0.1
20,000		Commercial Mortgage Trust, 5.289%, 07/15/44	19,982	0.1
10,000		Commercial Mortgage Trust, 5.289%, 07/15/44	9,993	0.0
10,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	10,692	0.0
275,000		Fannie Mae Connecticut Avenue Securities, 5.194%, 11/25/24	277,395	0.9
100,000	^	Freddie Mac Series K015 X3, 2.896%, 08/25/39	14,280	0.0
774,887	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	3,860	0.0
25,000		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust, 5.044%, 12/10/41	25,712	0.1
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.443%, 12/15/47	22,730	0.1
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.496%, 06/12/41	9,823	0.0
14,220		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	14,217	0.0
1,226,035		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	1,037,587	3.2
760,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	767,178	2.3
10,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	10,294	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.049%, 06/15/38	$10,189	0.0
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.049%, 06/15/38	9,957	0.0
400,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR13, 6.095%, 09/15/39	408,006	1.3
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 6.095%, 09/15/39	274,880	0.8
10,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.324%, 07/15/40	10,328	0.0
15,000	#	LB-UBS Commercial Mortgage Trust, 6.095%, 09/15/39	15,430	0.1
14,446		LB-UBS Commercial Mortgage Trust, 4.954%-5.206%, 08/15/36-07/15/40	14,458	0.1
11,956		Prime Mortgage Trust, 5.500%, 03/25/37	10,849	0.0
8,248	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.806%, 03/15/42	8,250	0.0
40,000		Wachovia Bank Commercial Mortgage Trust Series, 5.900%, 05/15/43	40,468	0.1
10,000		Wachovia Bank Commercial Mortgage Trust Series, 6.150%, 02/15/51	10,125	0.1
1,065,157		Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 2.728%, 09/25/36	1,010,341	3.1
1,031,318		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.713%, 10/25/36	986,043	3.0
247,194		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.653%, 05/25/36	236,282	0.7
535,254	#,^	WFRBS Commercial Mortgage Trust 2012-C6, 2.565%, 04/15/45	49,555	0.2
97,151	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.613%, 03/15/48	7,070	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		Total Collateralized Mortgage Obligations (Cost $5,412,755)	$5,442,501	16.6
U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Bonds: 5.0%
1,534,000		2.000%, due 08/15/25	1,526,850	4.7
102,000		3.000%, due 05/15/45	104,484	0.3
			1,631,334	5.0
		U.S. Treasury Notes: 0.2%
20,000		0.625%, due 06/30/17	20,014	0.1
50,000		1.750%, due 09/30/22	49,992	0.1
			70,006	0.2
		Total U.S. Treasury Obligations (Cost $1,688,865)	1,701,340	5.2
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.5%
		Federal Home Loan Mortgage Corporation: 0.8%##
1,075,958	^	6.500%, due 06/15/32	203,585	0.6
58,493		8.000%, due 08/15/35	69,049	0.2
			272,634	0.8
		Federal National Mortgage Association: 1.2%##
53,764,045	^	0.050%, due 06/25/42	119,227	0.4
802,860	^	4.500%, due 10/25/41	148,555	0.4
18,478		5.500%, due 10/01/39	20,834	0.1
652,813	^	6.406%, due 03/25/32	113,340	0.3
			401,956	1.2
		Government National Mortgage Association: 0.5%
5,964,256	^	0.650%, due 11/20/37	130,083	0.4
130,304	^	3.500%, due 10/20/41	20,700	0.1
			150,783	0.5
		Total U.S. Government Agency Obligations (Cost $684,695)	825,373	2.5

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2015 (Unaudited) (continued)

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		OTC Interest Rate Swaptions: 0.1%
4,200,000	@	Receive a fixed rate equal to 2.045% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 12/03/15 Counterparty: Citigroup, Inc.	$50,433	0.1
		Total Purchased Options (Cost $29,400)	50,433	0.1
		Total Long-Term Investments (Cost $32,123,278)	31,926,078	97.5

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Mutual Funds: 2.2%
716,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.110%†† (Cost $716,000)	716,000	2.2
	Total Short-Term Investments (Cost $716,000)	716,000	2.2
	Total Investments in Securities (Cost $32,839,278)	$32,642,078	99.7
	Assets in Excess of Other Liabilities	85,145	0.3
	Net Assets	$32,727,223	100.0

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of September 30, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $32,840,969.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$252,968
Gross Unrealized Depreciation	(451,859)
Net Unrealized Depreciation	$(198,891)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2015
Asset Table
Investments, at fair value
Mutual Funds	$23,814,481	$—	$—	$23,814,481
Purchased Options	—	50,433	—	50,433
Corporate Bonds/Notes	—	91,950	—	91,950
Collateralized Mortgage Obligations	—	5,442,501	—	5,442,501
U.S. Government Agency Obligations	—	825,373	—	825,373
Short-Term Investments	716,000	—	—	716,000
U.S. Treasury Obligations	—	1,701,340	—	1,701,340
Total Investments, at fair value	$24,530,481	$8,111,597	$—	$32,642,078

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2015 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2015
Other Financial Instruments+
Centrally Cleared Swaps	—	7,381	—	7,381
Futures	31,440	—	—	31,440
Total Assets	$24,561,921	$8,118,978	$—	$32,680,899
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(10,071)	$—	$(10,071)
Forward Foreign Currency Contracts	—	(42,033)	—	(42,033)
Futures	(33,772)	—	—	(33,772)
Total Liabilities	$(33,772)	$(52,104)	$—	$(85,876)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended September 30, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 3/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 9/30/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$151,075	$320,501	$—	$(17,410)	$454,166	$5,500	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	149,658	326,386	—	(17,975)	458,069	6,387	—	—
Voya Floating Rate Fund - Class P	1,835,117	7,889,605	—	(165,347)	9,559,375	104,604	—	—
Voya High Yield Bond Fund - Class P	1,210,939	3,115,470	(564,174)	(161,822)	3,600,413	54,663	(4,174)	—
Voya Investment Grade Credit Fund - Class P	257,707	2,310,269	—	(39,394)	2,528,582	20,277	—	—
Voya Securitized Credit Fund - Class P	936,476	6,249,675	—	27,725	7,213,876	59,676	—	—
	$4,540,972	$20,211,906	$(564,174)	$(374,223)	$23,814,481	$251,107	$(4,174)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At September 30, 2015, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Mexican Peso	7,172,964	Buy	10/21/15	$432,666	$423,610	$(9,056)
Goldman Sachs & Co.	Mexican Peso	7,170,801	Buy	10/21/15	432,667	423,483	(9,184)
JPMorgan Chase & Co.	Mexican Peso	7,176,209	Buy	10/21/15	432,667	423,802	(8,865)
							$(27,105)
Citigroup, Inc.	Mexican Peso	3,701,134	Sell	10/21/15	$216,334	$218,577	$(2,243)
Citigroup, Inc.	Mexican Peso	3,704,708	Sell	10/21/15	216,333	218,787	(2,454)
JPMorgan Chase & Co.	Mexican Peso	3,704,881	Sell	10/21/15	216,333	218,797	(2,464)
JPMorgan Chase & Co.	Mexican Peso	3,706,720	Sell	10/21/15	216,333	218,906	(2,573)
JPMorgan Chase & Co.	Mexican Peso	7,414,269	Sell	10/21/15	432,667	437,861	(5,194)
							$(14,928)

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2015 (Unaudited) (continued)

At September 30, 2015, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	24	12/21/15	$3,089,625	$31,440
			$3,089,625	$31,440
Short Contracts
U.S. Treasury 2-Year Note	(12)	12/31/15	(2,628,375)	(3,874)
U.S. Treasury 5-Year Note	(34)	12/31/15	(4,097,531)	(23,827)
U.S. Treasury Long Bond	(1)	12/21/15	(157,344)	(1,778)
U.S. Treasury Ultra Long Bond	(3)	12/21/15	(481,219)	(4,293)
			$(7,364,469)	$(33,772)

At September 30, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.026% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/22	USD	258,000	$6,213	$6,213
Receive a fixed rate equal to 1.923% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/20/22	USD	575,000	(10,071)	(10,071)
Receive a fixed rate equal to 2.246% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/12/25	USD	49,000	1,168	1,168
					$(2,690)	$(2,690)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$50,433
Interest rate contracts	Net Assets — Unrealized appreciation**	31,440
Interest rate contracts	Net Assets — Unrealized appreciation***	7,381
Total Asset Derivatives		$89,254
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$42,033
Interest rate contracts	Net Assets — Unrealized depreciation**	33,772
Interest rate contracts	Net Assets — Unrealized depreciation***	10,071
Total Liability Derivatives		$85,876

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2015 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Foreign exchange contracts	$(9,701)	$—	$—	$(9,701)
Credit contracts	—	—	(132,647)	(132,647)
Interest rate contracts	—	(30,285)	374	(29,911)
Total	$(9,701)	$(30,285)	$(132,273)	$(172,259)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments**	Foreign currency related transactions**	Futures	Swaps	Total
Foreign exchange contracts	$—	$(44,373)	$—	$—	$(44,373)
Interest rate contracts	21,033	—	(2,095)	(2,683)	16,255
Total	$21,033	$(44,373)	$(2,095)	$(2,683)	$(28,118)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

**
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2015:
	Citigroup, Inc.	Goldman Sachs & Co.	JPMorgan Chase & Co.	Totals
Assets:
Purchased options	$50,433	$—	$—	$50,433
Total Assets	$50,433	$—	$—	$50,433
Liabilities:
Forward foreign currency contracts	$13,753	$9,184	$19,096	$42,033
Total Liabilities	$13,753	$9,184	$19,096	$42,033
Net OTC derivative instruments by counterparty, at fair value	$36,680	$(9,184)	$(19,096)	$8,400
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$36,680	$(9,184)	$(19,096)	$8,400

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com

SAR-FIALL   (0915-112015)

Semi-Annual Report

September 30, 2015

Voya Floating Rate Fund
Classes A, C, I, P*, R and W

*Patent Pending

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	20

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Living in Interesting Times

Dear Shareholder,

There’s a proverb that’s commonly taken as a curse — “May you live in interesting times.” Perhaps someone invoked this curse on the global economy, for recent times certainly have been interesting. Recovery from the financial crisis has been slow, leaving many with the unsettling feeling that things still aren’t back to normal. Central banks have resorted to unconventional policy tools such as quantitative easing to stimulate the economy; while these tools have kept interest rates low and helped economies recover; they have not reignited global demand.

As of this writing in late October, the Federal Reserve has again delayed raising interest rates in the United States, China has cut its interest rates and the European Central Bank is planning to increase its stimulus program. It will be interesting to see what happens next: whether economic activity will strengthen enough to allow demand to rise naturally, or whether the global economy will continue to depend on policy support.

This economic backdrop leads to market uncertainty, which leads to intense periods of volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals. Keep sight of why you’re investing; don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your financial advisor before you take action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 30, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2015

For most of the first half of our new fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, traded in a range worth 5% of its starting level. But in August an unexpected announcement from China re-awakened other concerns which intensified and drove the Index down 8.36% for the six-month period. (The Index returned –8.16% for the six-months ended September 30, 2015, measured in U.S. dollars.)

U.S. economic data started off mixed, but were improving by the end of the period, on balance. Employment was a source of strength after a dip in March. By September, the three-month average for jobs created was 221,000 and the unemployment rate was down to 5.1%. Reservations remained however, about the low labor force participation rate and sluggish wage growth. Gross domestic product (“GDP”) edged up 0.6% annualized in the first quarter of 2015, held back by the effects of another harsh winter, but rebounded to 3.9% in the second quarter. On the other hand, industrial production growth was uneven, while retail sales were still not showing much acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The U.S. Federal Reserve Board’s pronouncements through August suggested the time for an increase was approaching, while stressing that the process would be data driven. The Federal Open Market Committee (“FOMC”) had not increased rates for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas (see below), investors seemed unnerved by this unexpected new narrative, rather than relieved.

Internationally, the European Central Bank had at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 11.0%, core inflation approached 1.0% and GDP rose 0.9% in the first half of 2015. But sentiment suffered when the integrity of the euro zone itself was threatened as Greece sought to ease the terms of its €240 billion bailout. After months of wrangling, Greece walked away from its creditors’ final offer, only to accept even stricter terms two weeks later in July, as it faced ejection from the euro zone.

Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years. But to many commentators these nice round numbers were suspiciously close to government targets and the real situation was much weaker. Global nervousness intensified as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) rose 64% in 2015 to June 12, fueled by retail savings and margin debt, only to plunge 25% in two months despite government intervention. On August 11 global markets were shaken when China announced a 2% devaluation of the yuan, possibly a signal that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. It also threatened competitive currency devaluations by other less developed economies, already suffering from China’s fading demand for their raw materials. By the end of September the Shanghai Composite had lost all of its gains for 2015 and had taken the world’s equities and commodities markets with it.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.47% in the first half of the fiscal year, while the Barclays U.S. Treasury Bond sub-index edged up 0.15%. Indices of riskier classes fared worse. The Barclays U.S. Corporate Investment Grade Bond sub-index fell 2.36%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 4.82%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index lost 2.20% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, dropped 6.18% in the six months through September. The price index, in the second quarter of 2015, ended a streak of nine quarterly gains, while August represented the worst month since May 2012. The consumer discretionary sector did best over the six months, slipping only 0.68%. The worst performing sectors were understandably energy and materials, slumping 18.97% and 17.29%, respectively. S&P 500® earnings per share in the second quarter of 2015, despite continuing high levels of share buybacks, recorded their first year-over-year decline since the third quarter of 2012, dragged down by the energy sector.

In currencies, the dollar gave back some of its strong gains in the previous six months. The dollar fell 3.98% against the euro, 2.04% against the pound and just 0.21% against the yen. The dollar’s gain against the yuan by the end of September was little changed from the 2% announced in August, reportedly restrained by official Chinese intervention.

In international markets, the MSCI Japan® Index had been up by more than 8% from March 31 on renewed optimism about the profitability and governance of Japanese corporations. But after China announced its currency devaluation, this was turned into a loss of 9.20% by September 30. Similarly the MSCI Europe ex UK® Index, which had set a new record in early April after the introduction of quantitative easing, the declining euro that went with it and some signs of improving data, was holding on to a slight gain before the announcement, but sank 11.27% for the six-month period. The MSCI UK® Index with its large energy and materials exposure had already been buffeted by price weakness in these commodities, as well as disappointing news from its banking sector. But a deficit of less than 1% through August 10 became a loss of 9.19% by September 30.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of September 30, 2015
Ba	25.6%
B	70.2%
Caa and below	4.2%
Not rated*	0.0%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.16% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned -0.67% for the same period.

Market Update: An approximate 277 basis point (2.77%) decline in the average Index bid, to 94.21, was the primary driver of the six-month negative return. Although ending the period in the red, loans, did perform well relative to high yield bonds and equities, which were down approximately -4.95% and -6.18% (as represented by the BoA Merrill Lynch US High Yield Index and the S&P 500® Index, respectively). In virtually all cases, the overarching catalyst to the broadly-based weakness was a spike in volatility across global risk markets as a result of heightened concerns over—ultimately—the path of global growth. Exacerbating the general malaise within the loan market was pockets of technical pressure as new issue activity, while trending lower relative to what we saw at this point last year, at times overshadowed choppy end-investor demand. During the latter portion of the reporting period, overall new loan volume slowed in the face of reduced risk taking, and opportunistic refinancing and repricing activity, typically the least attractive form of new issue, was virtually brought to a halt.

Total new issue activity for the second half of the reporting period was slightly in excess of $112 billion, off about 20% from the amount during the first half of the period. Investor demand, on the other hand, was decent, but sporadic. Collateralized loan obligation issuance continued, but at a slower pace as just under $19 billion in new vehicles came to market in the second half of the period, compared to about $29 billion during the first half of the period. Mutual fund investors, chose to stay on the sidelines as uncertainties — both economic and Federal Reserve Board-induced — rolled through the markets.

The risk-off environment that persisted over much of the period under review led to a bifurcation of both the primary and secondary loan markets. Higher quality offerings clearing the new issue market typically performed better than the lower-rated segment in the secondary market. For the six-month period, BB-rated loans returned 0.80%, B-rated securities declined 0.51% and the riskier CCC cohort fell 4.58%. Loans currently in default, on the other hand, lost a remarkable 26.75% during the reporting period, much of it attributable to the massive Energy Future Holdings loan complex.

Fundamental credit risk, as traditionally measured by trailing default rates and forward default indicators, remained low during the reporting period. The Index’s trailing 12-month default rate by principal amount, after reflecting the five new defaults that occurred during the six-month period, ended September 2015 at 1.27%.

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2015 AS A PERCENTAGE OF:
NET ASSETS
Freescale Semiconductor, Inc.	1.0%
Amaya Gaming Group Inc.	1.0%
Hub International Limited	1.0%
Fitness International, LLC.	0.9%
Valeant Pharmaceuticals International, Inc.	0.9%
BJs Wholesale Club	0.9%
Dell International LLC	0.9%
PetSmart, Inc.	0.9%
AmWINS Group, Inc.	0.9%
Communications Sales & Leasing, Inc.	0.9%

Portfolio Specifics: The Fund outperformed the Index during the reporting period, due primarily to an underweight in the broad energy sector (including both oil & gas and utilities). In particular, a zero weight to some of the larger market laggards during the period, such as Energy Future Holdings, Fieldwood Energy, SeaDrill and Samson Investment Company, was beneficial to the portfolio’s relative performance. An underweight to the nonferrous metals/minerals sector and avoidance of several underperforming loans within that sector also proved favorable to returns. In particular, the portfolio had no exposure in loans issued by Getty Images and SuperMedia, both of which reside within the broad publishing sector.

Relative detractors included holdings in a select number of loans that performed poorly from a market value perspective, notably Millennium Laboratories, LLC (health care), which remains in negotiations with the U.S. Department of Justice regarding alleged fraudulent billing practices. Other credit-related soft spots included Avaya, Inc. (telecommunications), which remains a favorite of relative value investors and thus is typically subject to greater market value volatility, and Fram Group (automotive) and iQor (business equipment & services), both of which released disappointing quarterly results. An underweight to the positively performing financial intermediaries sector was an additional modest detractor.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

The Fund continues to be well diversified, with 303 individual issuers and 35 different industry sectors represented. The average issuer exposure at period-end stood at 0.33% of assets under management (“AUM”), while the average industry exposure closed the fiscal year at 2.86% of AUM. The Fund had one default during the six-month reporting period.

Current Strategy & Outlook: Higher volatility notwithstanding, we believe that loans continue to look attractive on an absolute basis and relative to other higher income-generating alternatives. Although technical volatility is likely to persist at least until the Federal Reserve Board is able to take the first step in the “normalization” of its policy rates, we believe a floating rate asset class, and one also secured by issuer assets, is likely to weather that potential storminess in a better fashion than fixed rate and/or unsecured bonds. Currently, loans in many cases are priced at a significant discount to their face value. As such, should the pronounced weakness of the last few months prove to be a relatively short-term anomaly, we believe risk asset classes, including senior loans, will be well positioned to recover much of the recent market value losses, if not push higher. Should that not be the case, “lower for longer” will be a mantra that will apply to more than just interest rates.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund October 21, 2015

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2015*	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2015*

Class A	$1,000.00	$998.40	1.03%	$5.15	$1,000.00	$1,019.85	1.03%	$5.20
Class C	1,000.00	994.60	1.78	8.88	1,000.00	1,016.10	1.78	8.97
Class I	1,000.00	999.70	0.78	3.90	1,000.00	1,021.10	0.78	3.94
Class P	1,000.00	1,002.00	0.12	0.60	1,000.00	1,024.40	0.12	0.61
Class R	1,000.00	997.10	1.28	6.39	1,000.00	1,018.60	1.28	6.46
Class W	1,000.00	999.70	0.78	3.90	1,000.00	1,021.10	0.78	3.94

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2015 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $946,171,908)	$924,427,978
Short-term investments at fair value (Cost $88,500,000)	88,500,000
Total Investments at fair value	1,012,927,978
Cash	569,887
Receivables:
Investment securities sold	8,386,826
Fund shares sold	2,164,578
Interest	3,024,211
Prepaid expenses	50,344
Reimbursement due from manager	23,516
Other assets	6,291
Total assets	1,027,153,631
LIABILITIES:
Payable for investment securities purchased	24,410,001
Payable for fund shares redeemed	24,910,003
Income distribution payable	200,127
Payable for investment management fees	516,576
Payable for distribution and shareholder service fees	101,582
Accrued trustees fees	7,149
Payable to trustees under the deferred compensation plan (Note 8)	6,291
Unrealized depreciation on unfunded commitments	10,229
Other accrued expenses and liabilities	325,958
Total liabilities	50,487,916
NET ASSETS	$976,665,715
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,003,363,943
Undistributed net investment income	19,750
Accumulated net realized loss	(4,963,819)
Net unrealized depreciation	(21,754,159)
NET ASSETS	$976,665,715

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Class A:
Net assets	$44,099,876
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,454,231
Net asset value and redemption price per share	$9.90
Maximum offering price per share (2.50%)(1)	$10.15

Class C:
Net assets	$55,938,289
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,649,215
Net asset value and redemption price per share(2)	$9.90

Class I:
Net assets	$628,749,854
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	63,521,944
Net asset value and redemption price per share(2)	$9.90

Class P:
Net assets	$31,092,727
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	3,142,548
Net asset value and redemption price per share	$9.89

Class R:
Net assets	$112,645,130
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	11,391,925
Net asset value and redemption price per share	$9.89

Class W:
Net assets	$104,139,839
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	10,497,306
Net asset value and redemption price per share	$9.92

_____________
(1) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)

INVESTMENT INCOME:
Interest	$22,960,298
Amendment fees	409,521
Other	525,224
Total investment income	23,895,043

EXPENSES:
Investment management fees(1)	3,105,767
Administration fees(1)	78,735
Distribution and service fees:
Class A	56,189
Class C	295,525
Class R	262,318
Transfer agent fees:
Class A	14,168
Class C	18,625
Class I	49,618
Class P	50
Class R	33,091
Class W	36,597
Shareholder reporting expense	35,362
Custody and accounting expense	227,600
Registration fees	63,249
Professional fees	44,780
Trustees fees	16,225
Structuring fee (Note 7)	39,891
Commitment fee	122,889
Miscellaneous expense	42,786
Total expenses	4,543,465
Net waived and reimbursed fees	(171,850)
Net expenses	4,371,615
Net investment income	19,523,428

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(1,473,708)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,273,784)
Unfunded commitments	(10,229)
Net change in unrealized appreciation (depreciation)	(19,284,013)
Net realized and unrealized loss	(20,757,721)
Decrease in net assets resulting from operations	$(1,234,293)

_________________
(1) Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2015	Year Ended March 31, 2015
FROM OPERATIONS:
Net investment income	$19,523,428	$31,409,678
Net realized gain (loss)	(1,473,708)	(3,488,489)
Net change in unrealized appreciation (depreciation)	(19,284,013)	(4,990,447)
Net increase (decrease) in net assets resulting from operations	(1,234,293)	22,930,742

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(868,331)	(2,308,081)
Class C	(921,063)	(2,120,446)
Class I	(12,967,777)	(16,500,685)
Class P	(622,584)	(1,253,355)
Class R	(1,907,263)	(3,411,073)
Class W	(2,382,348)	(5,452,998)
Total distributions	(19,669,366)	(31,046,638)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	203,150,134	512,077,195
Reinvestment of distributions	18,925,457	29,275,148
	222,075,591	541,352,343
Cost of shares redeemed	(180,932,446)	(426,249,871)
Net increase in net assets resulting from capital share transactions	41,143,145	115,102,472
Net increase in net assets	20,239,486	106,986,576

NET ASSETS:
Beginning of year or period	956,426,229	849,439,653
End of year or period	$976,665,715	$956,426,229
Undistributed net investment income at end of year or period	$19,750	$165,688

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	Expenses, net of fee waivers and/ or recoupments, if any (2)(3)	Expenses, net of all reductions/ additions (2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-15	10.11	0.19		(0.21)	(0.02)	0.19	—	—	0.19	9.90	(0.16)	1.08	1.03	1.03	3.84	44,100	31
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
03-31-12	10.26	0.43	*	(0.08)	0.35	0.45	0.06	—	0.51	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.25	0.46	0.19	0.01	—	0.20	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
09-30-15	10.11	0.16		(0.21)	(0.05)	0.16	—	—	0.16	9.90	(0.54)	1.83	1.78	1.78	3.09	55,938	31
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
03-31-12	10.26	0.36	*	(0.09)	0.27	0.37	0.06	—	0.43	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
08-17-10(4)–03-31-11	10.00	0.19	*	0.22	0.41	0.14	0.01	—	0.15	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
09-30-15	10.11	0.21		(0.21)	—	0.21	—	—	0.21	9.90	(0.03)	0.78	0.78	0.78	4.10	628,750	31
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
03-31-12	10.27	0.47	*	(0.10)	0.37	0.48	0.06	—	0.54	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
08-17-10(4)–03-31-11	10.00	0.25	*	0.23	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class P
09-30-15	10.11	0.24		(0.22)	0.02	0.24	—	—	0.24	9.89	0.20	0.77	0.12	0.12	4.76	31,093	31
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
06-14-13(4)–03-31-14	10.22	0.37	*	0.00 •	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class R
09-30-15	10.10	0.18		(0.21)	(0.03)	0.18	—	—	0.18	9.89	(0.29)	1.33	1.28	1.28	3.59	112,645	31
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
03-31-12	10.26	0.41	*	(0.09)	0.32	0.43	0.06	—	0.49	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
08-17-10(4)–03-31-11	10.00	0.21	*	0.23	0.44	0.17	0.01	—	0.18	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
09-30-15	10.13	0.20		(0.20)	—	0.21	—	—	0.21	9.92	(0.03)	0.83	0.78	0.78	4.09	104,140	31
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101
03-31-12	10.27	0.45	*	(0.06)	0.39	0.48	0.06	—	0.54	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79
08-17-10(4)–03-31-11	10.00	0.24		0.24	0.48	0.20	0.01	—	0.21	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Calculated using average number of shares outstanding throughout the period.

•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued

*	Patent Pending

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended September 30, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2015, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $331,392,909 and $287,496,792, respectively. At September 30, 2015, the Fund held loans valued at $924,096,293 representing 91.2% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

Prior to May 1, 2015, the Fund had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations. The Investment Adviser was contractually obligated to waive the management fee for Class P shares of the Fund. This waiver was not eligible for recoupment.

Also, prior to May 1, 2015, the Fund had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for the Fund’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. The Administrator was contractually obligated to waive its fee for Class P shares of the Fund. This waiver was not eligible for recoupment. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statement of Operations.

Effective May 1, 2015, the terms of the Fund’s Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Fund’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Fund and there is no change to the investment management or administrative services provided.

The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through September 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations. Effective May 1, 2015, the Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2015, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$6,528	$—
Contingent Deferred Sales Charge	4	346

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

The Investment Adviser may at a later date recoup from the Fund for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

The Expense Limitation Agreement is contractual through August 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

As of September 30, 2015, the amounts of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2016	2017	2018	Total
$151,364	$53,733	$30,752	$235,849

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2015 are as follows:

	September 30,
	2016	2017	2018	Total
Class A	$22,351	$66,588	$22,570	$111,509
Class C	17,239	61,177	29,601	108,017
Class R	16,111	70,931	48,156	135,198
Class W	39,070	109,210	58,988	207,268

NOTE 7 — LINE OF CREDIT

The Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $160,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to September 29, 2015, the aggregate amount of the Fund’s Credit Agreement was $160,000,000, the Fund paid a commitment fee equal to 0.15% on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $80,000, which was expensed over a year. Generally, borrowings under the Credit Agreement accrue interest at the One-Month LIBOR rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended September 30, 2015, the Fund did not utilize the line of credit.

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2015, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment company owned more than 5% of the Fund:

Subsidiary/Affiliated Investment Company	Percentage
Voya Institutional Trust Company	11.46%
Voya Solution 2025 Portfolio	5.15

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 9 — UNFUNDED COMMITMENTS

As of September 30, 2015, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Unfunded Commitment
Acrisure, LLC	$539,568
Kenan Advantage Group, Inc.	134,043

The unrealized depreciation on these commitments of $10,229 as of September 30, 2015 is reported as such on the Statement of Assets and Liabilities.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
09-30-15	974,859	79,838	(1,206,004)	(151,307)	9,797,274	801,876	(12,131,901)	(1,532,751)
03-31-15	2,249,021	203,973	(7,504,150)	(5,051,156)	22,719,599	2,066,570	(76,107,000)	(51,320,831)
Class C
09-30-15	368,461	77,328	(1,107,245)	(661,456)	3,706,368	776,811	(11,162,314)	(6,679,135)
03-31-15	1,362,500	171,414	(3,503,895)	(1,969,981)	13,836,136	1,735,015	(35,440,920)	(19,869,769)
Class I
09-30-15	15,410,516	1,239,395	(11,554,627)	5,095,284	155,155,962	12,443,195	(115,817,793)	51,781,364
03-31-15	41,396,712	1,527,485	(16,605,069)	26,319,128	418,053,737	15,430,153	(167,643,166)	265,840,724
Class P
09-30-15	774,570	62,089	—	836,659	7,785,000	622,583	—	8,407,583
03-31-15	1,039,221	118,003	(7,297,558)	(6,140,334)	10,570,000	1,193,972	(74,339,304)	(62,575,332)
Class R
09-30-15	1,913,314	189,789	(591,905)	1,511,198	19,208,231	1,903,010	(5,950,080)	15,161,161
03-31-15	1,761,833	336,863	(1,866,362)	232,334	17,852,280	3,403,897	(18,804,991)	2,451,186
Class W
09-30-15	742,477	236,176	(3,548,082)	(2,569,429)	7,497,299	2,377,982	(35,870,358)	(25,995,077)
03-31-15	2,856,992	537,128	(5,326,743)	(1,932,623)	29,045,443	5,445,541	(53,914,490)	(19,423,506)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

17

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Six Months Ended September 30, 2015	Year Ended March 31, 2015
Ordinary Income	Ordinary Income
$19,669,366	$31,046,638

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2015 were:

			Capital Loss Carryforwards
Undistributed Ordinary Income	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$268,976	$(2,143,096)	$(2,768,341)	$(790,937)	Short-term	None
			(257,883)	Long-term	None
			$(1,048,820)

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of September 30, 2015, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

18

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 12 — Restructuring Plan (continued)

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Investment Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2015, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0338	November 2, 2015	Daily
Class C	$0.0275	November 2, 2015	Daily
Class I	$0.0360	November 2, 2015	Daily
Class P	$0.0416	November 2, 2015	Daily
Class R	$0.0317	November 2, 2015	Daily
Class W	$0.0360	November 2, 2015	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: 94.6%
Aerospace & Defense: 0.4%
2,946,491	Custom Sensors & Technologies, First Lien Term Loan, 4.500%, 09/30/21	$2,943,730	0.3
884,727	Transdigm, Inc., Term Loan C, 3.750%, 02/28/20	877,594	0.1
		3,821,324	0.4
Air Transport: 0.1%
992,481	United Airlines, Inc., New Term Loan, 3.500%, 09/15/21	993,722	0.1
Automotive: 3.1%
995,000	BBB Industries US Holdings, Inc., First Lien Term Loan, 6.000%, 11/03/21	1,001,829	0.1
2,481,250	Dealer Tire, LLC, Term Loan B, 5.500%, 12/22/21	2,506,063	0.3
2,363,125	Dynacast International LLC, First Lien Term Loan, 4.500%, 01/28/22	2,358,635	0.2
6,192,475	Federal-Mogul Corporation, Term Loan C, 4.750%, 04/15/21	5,906,073	0.6
3,397,923	Fram Group Holdings Inc., First Lien Term Loan, 7.000%, 07/31/17	2,939,203	0.3
196,859	Fram Group Holdings Inc., Second Lien Term Loan, 11.000%, 01/29/18	108,272	0.0
9,073,437	Gates Global LLC, First Lien Secured Term Loan, 4.250%, 07/05/21	8,633,947	0.9
4,086,050	Key Safety Systems, Inc., First Lien Term Loan, 4.750%, 08/29/21	3,994,114	0.4
75,316	Service King, Delayed Draw Term Loan, 4.500%, 08/18/21	75,504	0.0
668,425	Service King, Term Loan B, 4.500%, 08/18/21	670,096	0.1
2,450,000	TI Group Automotive Systems, L.L.C., Term Loan B, 4.500%, 06/30/22	2,409,166	0.2
		30,602,902	3.1
Beverage & Tobacco: 0.6%
6,000,000	Jacobs Douwe Egberts , Term Loan B-1 USD, 4.250%, 07/02/22	6,013,128	0.6
Building & Development: 1.2%
853,125	Leighton Services, Term Loan B, 5.500%, 05/21/22	855,258	0.1
2,068,657	Minimax Viking GmbH, Facility B1 Loan, 4.000%, 08/16/20	2,068,657	0.2
2,289,021	NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	2,285,445	0.2
698,398	PrimeSource Building Products, Term Loan B, 4.500%, 05/06/22	695,779	0.1
243,158	Quikrete Holdings, Second Lien Term Loan, 7.000%, 03/23/21	244,374	0.0
2,991,000	Quikrete Holdings, Term Loan B, 4.000%, 09/23/20	2,986,513	0.3
984,962	SMG, First Lien Term Facility, 4.500%, 03/03/20	980,653	0.1
1,410,127	Wilsonart LLC, Term Loan B, 4.000%, 10/31/19	1,398,963	0.2
		11,515,642	1.2
Business Equipment & Services: 6.9%
6,806,198	Acosta, Inc., New Term Loan B, 4.250%, 09/26/21	6,750,047	0.7
6,043,975	Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.250%, 07/25/21	5,980,840	0.6
2,000,000	Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.500%, 07/25/22	1,921,876	0.2
2,700,000	AlixPartners LLP, Term Loan B, 4.500%, 07/27/22	2,700,421	0.3
3,613,905	Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 07/17/20	3,568,731	0.4
475,000	Allflex Holdings III, Inc., Second Lien Term Loan, 8.000%, 07/19/21	471,042	0.0
2,200,000	Boyd Corporation, First Lien Term Loan, 5.250%, 04/15/22	2,184,417	0.2
1,240,625	Central Security Group, Inc., First Lien Term Loan, 6.250%, 09/30/20	1,228,219	0.1
5,893,663	Coinmach Service Corp., Feb 2014 Upsized Term Loan, 4.250%, 11/14/19	5,815,572	0.6
1,386,656	First American Payment Systems, First Lien Term Loan, 5.750%, 10/12/18	1,383,190	0.1
815,631	First American Payment Systems, Second Lien, 10.750%, 04/12/19	811,553	0.1
7,473,606	Interactive Data Corporation, Term Loan B, 4.750%, 05/01/21	7,468,000	0.8
2,882,976	iQor, First Lien Term Loan, 6.000%, 04/01/21	2,342,418	0.2
1,000,000	iQor, Second Lien Term Loan, 9.750%, 04/01/22	790,000	0.1
2,695,000	Knowledge Universe Education, LLC, First Lien Term Loan, 6.000%, 08/11/22	2,654,575	0.3
1,234,375	Learning Care Group, Term Loan, 5.000%, 05/01/21	1,234,375	0.1
2,139,919	Legal Shield, First Lien Term Loan, 6.500%, 07/01/19	2,151,956	0.2
1,000,000	Legal Shield, Second Lien Term Loan, 10.250%, 07/01/20	1,005,000	0.1
19	Misys (Magic Newco 2 S.a.r.l.), Term Loan B add-on, 5.000%, 12/12/18	19	0.0
2,628,450	Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.500%, 07/30/21	2,483,885	0.3
1,500,000	Ship US Bidco, Inc. (Worldpay), Term Loan B2A-II, 5.250%, 11/30/19	1,505,625	0.2
2,040,000	Ship US Bidco, Inc. (Worldpay), Term Loan C2, 4.750%, 11/29/19	2,047,625	0.2
3,954,438	SourceHOV, First Lien Term Loan, 7.750%, 10/27/19	3,601,832	0.4
1,155,000	SourceHOV, Second Lien Term Loan, 11.500%, 04/27/20	1,016,400	0.1

See Accompanying Notes to Financial Statements

20

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Business Equipment & Services: (continued)
3,686,712		SurveyMonkey.com, LLC, Term Loan B, 6.250%, 02/07/19	$3,631,411	0.4
186,935		Sutherland Global Services, Term Loan B Cayman, 6.000%, 04/22/21	187,286	0.0
803,065		Sutherland Global Services, Term Loan B, 6.000%, 04/22/21	804,570	0.1
73,418		Miller Heiman, Inc., Term Loan B, 6.750%, 09/30/19	68,279	0.0
500,000	(1)	Vistra Group Ltd, USD First Lien, 07/21/22	501,250	0.0
111,493		Wash Multi-Family Services, CAD First Lien Term Loan, 4.250%, 05/26/22	110,378	0.0
636,632		Wash Multi-Family Services, USD First Lien Term Loan, 4.250%, 05/26/22	630,266	0.1
			67,051,058	6.9
Cable & Satellite Television: 2.7%
3,000,000		Charter Communications Operating, LLC, TLI, 3.500%, 01/23/23	2,986,173	0.3
2,709,526		Liberty Cablevision of Puerto Rico LLC., First Lien Term Facility, 4.500%, 01/07/22	2,635,014	0.3
250,000		Liberty Cablevision of Puerto Rico LLC., Second Lien Facility, 7.750%, 07/01/23	244,167	0.0
1,859,450		New Wave Communications, Including Add on Term Loan B, 4.750%, 04/30/20	1,852,477	0.2
3,000,000		Numericable (YPSO France SAS), USD Add On, 4.000%, 07/27/22	2,963,571	0.3
6,536,473		RCN Cable, Term Loan B, 4.250%, 02/25/20	6,537,454	0.7
2,019,964		Virgin Media Investment Holdings Limited, USD Term Loan F, 3.500%, 06/30/23	1,993,993	0.2
6,767,622		Wideopenwest Finance, LLC, Term Loan B, 4.500%, 04/01/19	6,731,672	0.7
			25,944,521	2.7
Chemicals & Plastics: 3.3%
1,331,288		Armacell, First Lien Term Loan USD, 5.500%, 07/02/20	1,342,936	0.1
669,963		Aruba Investments, Inc (a.k.a Angus Chemical), US Term Loan, 4.500%, 02/02/22	670,800	0.1
1,422,085		AZ Chem US Inc., First Lien Senior Secured Term Loan, 4.540%, 06/13/21	1,422,752	0.2
2,873,481		Emerald Performance Materials LLC, First Lien Term Loan, 4.500%, 08/01/21	2,869,889	0.3
750,000		Emerald Performance Materials LLC, Second Lien Term Loan, 7.750%, 08/01/22	744,375	0.1
1,000,000		Flint Group Holdings S.A.R.L., Second Lien, 8.250%, 09/05/22	989,167	0.1
2,210,980		Flint Group Holdings S.A.R.L., USD Term Loan B2, 4.500%, 09/03/21	2,190,712	0.2
365,501		Flint Group Holdings S.A.R.L., USD Term Loan C, 4.500%, 09/03/21	361,389	0.0
1,138,511		Gemini HDPE LLC, Senior Secured Term Loan, 4.750%, 08/06/21	1,134,716	0.1
246,388		Kleopatra Holdings 2 S.C.A (Kloeckner), Initial German Borrower Dollar Term Loans, 5.000%, 04/29/20	247,465	0.0
576,549		Kleopatra Holdings 2 S.C.A (Kloeckner), Initial US Borrower Dollar Term Loans, 5.000%, 04/29/20	579,068	0.1
788,000		Kronos Worldwide, Inc., Term Loan B Facility, 4.000%, 02/21/20	715,110	0.1
2,675,152		MacDermid, Inc., First Lien Term Loan, 4.500%, 06/07/20	2,596,569	0.3
915,139		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-1, 4.500%, 10/03/19	916,283	0.1
474,822		Monarch (Allnex S.a.r.l.), First Lien Term Loan B-2, 4.500%, 10/03/19	475,415	0.1
1,287,992		Orion Engineered Carbons, Term Loan B USD, 5.000%, 07/25/21	1,292,823	0.1
2,136,938		Oxea S.a.r.l., First Lien Term Loan USD, 4.250%, 01/15/20	2,075,501	0.2
1,488,520		PQ Corporation, First Lien Term Loan Facility, 4.000%, 08/07/17	1,486,195	0.2
1,197,000		Royal Adhesives & Sealants, First Lien Term Loan, 4.500%, 06/19/22	1,194,008	0.1
250,000		Royal Adhesives & Sealants, Second Lien Term Loan, 8.500%, 06/19/23	249,688	0.0
2,774,481		Solenis International, L.P., USD First Lien Term Loan, 4.250%, 07/31/21	2,739,800	0.3
2,282,750		Styrolution Group GmbH, Term Loan B-1 USD, 6.500%, 11/07/19	2,303,676	0.2
3,682,501		Tronox Pigments (Netherlands) BV, Term Loan, 4.250%, 03/19/20	3,224,744	0.3
			31,823,081	3.3
Clothing/Textiles: 0.5%
4,810,737		Herff Jones, Inc., First Lien Term Loan, 5.000%, 12/10/21	4,842,810	0.5
235,642		Vince, LLC, Term Loan, 5.750%, 11/27/19	232,255	0.0
			5,075,065	0.5
Conglomerates: 0.9%
1,784,481		Jason Incorporated, First Lien Term Loan, 5.500%, 06/30/21	1,784,481	0.2
400,000		Jason Incorporated, Second Lien Term Loan, 9.000%, 06/30/22	368,000	0.0
3,927,831		ServiceMaster Company, Term Loan, 4.250%, 07/01/21	3,935,546	0.4
2,025,717		Waterpik, First Lien, 5.750%, 07/08/20	2,025,717	0.2
367,806		WireCo WorldGroup, Inc., Term Loan B, 6.000%, 02/15/17	368,496	0.1
			8,482,240	0.9

See Accompanying Notes to Financial Statements

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Containers & Glass Products: 2.1%
5,461,203		Berlin Packaging, LLC, First Lien Term Loan, 4.500%, 10/01/21	$5,455,059	0.6
450,000		Berlin Packaging, LLC, Second Lien Term Facility, 7.750%, 09/30/22	442,125	0.0
1,000,000		Berry Plastics Corporation, Term E Loan, 3.750%, 01/06/21	995,278	0.1
162,181		Constantia Flexibles, Term Loan B USD, 4.750%, 04/30/22	163,194	0.0
832,819		Constantia Flexibles, Term Loan B2 USD, 4.750%, 04/30/22	838,024	0.1
318,281		EveryWare, Inc., Term Loan, 10.000%, 06/04/18	316,689	0.0
1,442,750		Hilex Poly Co, LLC (aka Novolex), First Lien Term Loan Facility, 6.000%, 12/03/21	1,445,455	0.1
2,894,578	(1)	Husky Injection Molding Systems, Ltd, Incremental Term Loan, 4.250%, 06/30/21	2,867,172	0.3
3,962,961		Otter Products, Term Loan B, 5.750%, 06/03/20	3,880,401	0.4
950,000		Peacock Engineering Company, LLC, First Lien Term Loan Facility, 5.270%, 07/29/22	952,375	0.1
1,500,000	(1)	Prolampac Intermediate Inc, First Lien Term Facility, 5.000%, 08/12/22	1,491,563	0.2
1,791,000		SIG Combibloc Group AG, USD Term Loan, 4.250%, 03/10/22	1,792,866	0.2
			20,640,201	2.1
Diversified Insurance: 4.7%
2,452,487		Acrisure, LLC, First Lien Term Loan, 5.250%, 05/19/22	2,380,384	0.2
251,799		Acrisure, LLC, Incremental Delayed Draw Term Loan, 1.670%, 05/19/22	247,077	0.0
4,987,500		Alliant Holdings, I, LLC, Term Loan B, 4.500%, 07/27/22	4,975,031	0.5
900,000		AmWINS Group, Inc., Second Lien Term Loan, 9.500%, 09/06/20	904,500	0.1
7,797,145		AmWINS Group, Inc., Term Loan B, 5.250%, 09/06/19	7,833,059	0.8
3,198,246		Applied Systems Inc., First Lien Term Loan, 4.250%, 01/25/21	3,193,106	0.3
637,184		Applied Systems Inc., Second Lien Term Loan, 7.500%, 01/24/22	633,865	0.1
1,612,875		Cooper Gay Swett & Crawford, Ltd., First Lien Term Loan, 5.000%, 04/16/20	1,465,700	0.2
1,400,000		Cooper Gay Swett & Crawford, Ltd., Second Lien Term Loan, 8.250%, 10/15/20	1,190,000	0.1
9,729,948		Hub International Limited, Term Loan B, 4.000%, 10/02/20	9,531,292	1.0
6,081,391		National Financial Partners Corp., Term Loan B, 4.500%, 07/01/20	5,997,772	0.6
1,000,000		Sedgwick Holdings, Inc., Incremental Second Lien Term Loan, 6.750%, 02/28/22	945,000	0.1
1,500,000		Sedgwick Holdings, Inc., Second Lien Term Loan, 6.750%, 02/28/22	1,417,500	0.1
5,594,447		USI, Inc., Term Loan, 4.250%, 12/27/19	5,554,822	0.6
			46,269,108	4.7
Drugs: 0.9%
2,470,025		Akorn, Inc, Term Loan, 5.500%, 04/17/21	2,465,908	0.3
3,424,875		Alvogen Pharma U.S., Term loan B, 6.000%, 03/31/22	3,418,454	0.3
2,600,000		Endo Pharmaceuticals Holdings Inc., Term loan B, 3.750%, 06/24/22	2,596,547	0.3
			8,480,909	0.9
Ecological Services & Equipment: 1.1%
4,504,500		4L Holdings Inc., Term Loan B, 5.500%, 05/08/20	4,324,320	0.4
6,009,228		ADS Waste Holdings, Inc., B-2, 3.750%, 10/09/19	5,949,136	0.6
905,450		Waste Industries USA, Inc., Term Loan B, 4.250%, 02/24/20	911,102	0.1
			11,184,558	1.1
Electronics/Electrical: 12.3%
2,394,000		Accuvant Inc., First Lien Term Loan, 6.250%, 01/28/22	2,395,994	0.2
1,866,761		Active Network, Inc., First Lien Term Loan, 5.500%, 11/15/20	1,852,178	0.2
2,856,500		Aptean Holdings, Inc., First Lien Term Loan, 5.250%, 02/27/20	2,820,794	0.3
700,000		Aptean Holdings, Inc., Second Lien Term Loan, 8.500%, 02/27/21	675,500	0.1
2,296,909		Aspect Software, Inc., Term Loan, 7.500%, 05/07/16	2,281,118	0.2
862,831		Avago Technologies, Term Loan B, 3.750%, 05/06/21	863,290	0.1
1,975,000		Avast Software, Term Loan, 4.250%, 03/20/20	1,975,824	0.2
5,909,732	(1)	Blackboard Inc., Term Loan B-3, 4.750%, 10/04/18	5,887,547	0.6
1,750,000		Blue Coat Systems, Inc., Term Loan B, 4.500%, 05/23/22	1,740,156	0.2
4,775,495		BMC Software, Inc., U.S. Term Loan, 5.000%, 09/10/20	4,350,180	0.4
3,831,050		Compuware Corporation, Term Loan B-2, 6.250%, 12/15/21	3,673,019	0.4
8,875,450		Dell International LLC, Term B Loans, 4.000%, 04/29/20	8,861,009	0.9
1,410,797		ECI, Term Loan B, 5.750%, 05/28/21	1,415,206	0.1
2,992,500		Epicor Software Corporation, Term Loan B, 4.750%, 06/01/22	2,981,814	0.3
2,571,153		Epiq Systems, Inc., Term Loan, 4.500%, 08/27/20	2,564,725	0.3
450,000		Eze Castle Software, Inc., Second Lien Term Loan, 7.250%, 04/04/21	444,656	0.0

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Electronics/Electrical: (continued)
1,914,590		Eze Castle Software, Inc., Term Loan B-1, 4.000%, 04/04/20	$1,907,410	0.2
697,500		FCI International S.A.S., Term Loan B, 6.250%, 12/31/20	697,500	0.1
6,660,602		Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.250%, 02/28/20	6,660,062	0.7
3,449,811		Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.000%, 01/15/21	3,456,748	0.4
8,571,335		Go Daddy Operating Company, LLC, Term Loan, 4.250%, 05/13/21	8,582,049	0.9
4,132,025		Hyland Software, Inc., 1st Lien Term Loan, 4.750%, 07/01/22	4,126,860	0.4
1,150,000		Hyland Software, Inc., Second Lien Term Loan, 8.250%, 06/30/23	1,144,969	0.1
4,800,000	(1)	Informatica Corporation, Term Loan B, 4.500%, 08/05/22	4,769,501	0.5
6,441,927		Kronos Incorporated, Upsized Term Loan, 4.500%, 10/30/19	6,437,901	0.7
1,100,000	(1)	Linxens, TL B-1 USD, 07/31/22	1,096,791	0.1
1,685,487		M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.500%, 05/07/21	1,695,010	0.2
2,200,928		Omnitracs Inc., Upsized First Lien Term Loan, 4.750%, 11/25/20	2,174,335	0.2
550,000		Omnitracs Inc., Upsized Second Lien Term Loan, 8.750%, 05/25/21	542,094	0.1
1,233,319		Open Link Financial, Inc., Term Loan, 6.250%, 10/30/17	1,229,465	0.1
5,103,575		RedPrairie Corporation, Incremental First Lien Term Loan, 6.000%, 12/21/18	4,628,305	0.5
500,000		RedPrairie Corporation, Second Lien Term Loan, 11.250%, 12/20/19	434,167	0.0
4,179,000		Riverbed Technology, Inc., First Lien Term Loan, 6.000%, 04/24/22	4,192,807	0.4
1,001,343		Rovi Solutions Corporation, Term Loan B, 3.750%, 07/02/21	985,071	0.1
4,480,156		Skillsoft Corp., First Lien Term Loan, 5.750%, 04/28/21	4,054,541	0.4
3,174,888		SS&C Technologies Inc., TLB-1, 4.000%, 07/06/22	3,186,216	0.3
502,242		SS&C Technologies Inc., TLB-2, 4.000%, 07/06/22	504,034	0.1
5,000,000		TTM Technologies, Term Loan B, 6.000%, 05/31/21	4,675,000	0.5
7,762,500		Zebra Technologies, Term Loan B, 4.750%, 10/27/21	7,823,094	0.8
			119,786,940	12.3
Equity REITs and REOCs: 0.1%
1,350,000		Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/29/20	1,363,500	0.1
Financial Intermediaries: 1.0%
3,726,877		Duff & Phelps, Add-on Term Loan, 4.750%, 04/23/20	3,717,560	0.4
1,640,493		MoneyGram International, Inc., Term Loan B, 4.250%, 03/27/20	1,550,266	0.2
3,408,137		Santander Asset Management, Term Loan B-1 USD, 4.250%, 12/17/20	3,421,984	0.3
1,060,443		Walker & Dunlop, Term Loan, 5.250%, 12/20/20	1,063,094	0.1
			9,752,904	1.0
Food Products: 2.5%
4,420,832		Advance Pierre Foods, First Lien Term Loan B, 5.750%, 07/10/17	4,429,785	0.5
1,500,000		Advance Pierre Foods, Second Lien Term Loan, 9.500%, 10/10/17	1,506,563	0.2
1,463,045		Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,463,045	0.1
246,250		Atrium Innovations, Inc., USD First Lien Term Loan, 4.250%, 02/15/21	235,169	0.0
250,000		Atrium Innovations, Inc., USD Second Lien Term Loan, 7.750%, 08/13/21	220,625	0.0
6,267,900		CSM Bakery Supplies, First Lien Term Loan, 5.000%, 07/03/20	6,220,107	0.6
2,711,206		Del Monte Foods Consumer Products, Inc., First Lien, 4.260%, 02/18/21	2,575,646	0.3
450,000		Del Monte Foods Consumer Products, Inc., Second Lien, 8.250%, 08/18/21	403,500	0.0
1,400,000		Hostess, First Lien Term Loan, 4.500%, 08/03/22	1,403,710	0.1
500,000		Hostess, Second Lien Term Loan, 8.500%, 07/21/23	501,875	0.1
5,000,000		JBS USA, Inc. (FKA Swift), TLB, 1.500%, 08/14/22	5,003,085	0.5
808,440		NPC International, Term Loan, 4.000%, 12/28/18	802,713	0.1
			24,765,823	2.5
Food Service: 1.2%
3,252,969		CEC Entertainment, Inc., First Lien Term Loan, 4.000%, 02/14/21	3,168,935	0.3
1,739,788		P.F. Chang’s China Bistro, Inc., Term Loan, 4.250%, 06/30/19	1,709,342	0.2
6,820,407		Restaurant Brands International (F.K.A. Burger King Corporation), Term Loan B, 3.750%, 12/12/21	6,817,337	0.7
			11,695,614	1.2
Food/Drug Retailers: 1.6%
5,660,747		Albertsons LLC, Term Loan B4, 5.500%, 08/25/21	5,672,968	0.6
2,475,000		Portillo Restaurant Group (The), First Lien Term Loan, 4.750%, 08/04/21	2,470,360	0.2
650,000		Portillo Restaurant Group (The), Second Lien Term Loan, 8.000%, 08/04/22	643,500	0.1
1,015,076		Roundys Supermarkets, Inc., Term Loan B, 5.750%, 03/03/21	890,729	0.1

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Food/Drug Retailers: (continued)
4,954,244	(1)	Supervalu, Term Loan, 4.500%, 03/21/19	$4,972,258	0.5
1,046,040		TGI Friday’s, Inc., First Lien Term Loan, 5.250%, 07/15/20	1,050,616	0.1
			15,700,431	1.6
Forest Products: 0.0%
391,007		Xerium Technologies, Inc., Term Loan B, 5.750%, 05/17/19	391,740	0.0
Health Care: 10.0%
2,955,000		Accellent, Inc., First Lien Term Loan, 4.500%, 03/14/21	2,952,784	0.3
1,241,961		Aegis Sciences, First Lien Term Loan, 5.500%, 02/19/21	1,173,654	0.1
6,309,188		Air Medical Group Holdings, Inc., Term Loan B, 4.500%, 04/28/22	6,236,733	0.6
1,945,125		Alere US Holdings, LLC, New Term Loan B, 4.250%, 06/15/22	1,949,173	0.2
623,438		Aspen Dental Management, Inc., Term Loan B, 5.500%, 04/29/22	627,853	0.1
3,308,393		ATI Physical Therapy, Term Loan B, 5.250%, 12/20/19	3,327,003	0.3
2,729,881	(1)	CareCore National, LLC, Term Loan B, 5.500%, 03/05/21	2,634,335	0.3
5,881,635		Catalent Pharma Solutions, Inc. , USD Term Loan, 4.250%, 05/20/21	5,893,651	0.6
3,816,477		CHG Medical Staffing, Inc., New First Lien Term, 4.250%, 11/19/19	3,815,286	0.4
4,223,929		CHS/Community Health Systems, Inc., Term Loan H, 4.000%, 01/27/21	4,232,727	0.4
1,325,000		Concentra Inc, Term loan B, 4.000%, 05/14/22	1,324,161	0.1
3,160,000		Connolly / iHealth Technologies, First Lien, 4.500%, 05/14/21	3,159,014	0.3
1,000,000		Connolly / iHealth Technologies, Second Lien, 8.000%, 05/14/22	1,000,000	0.1
2,278,241		Correct Care Solutions, First Lien Term Loan, 5.000%, 07/22/21	2,118,764	0.2
2,420,578		DJO Finance LLC, First Lien Term Loan, 4.250%, 06/05/20	2,414,527	0.3
2,884,481		Healogics, Inc., First Lien Term Loan, 5.250%, 07/01/21	2,880,841	0.3
1,250,000		Healogics, Inc., Second Lien Term Loan, 9.000%, 07/01/22	1,221,875	0.1
1,675,000		Hill-Rom Holdings, Inc., New Term Loan B, 3.500%, 09/08/22	1,681,533	0.2
2,523,346		Iasis Healthcare LLC, Term Loan B-2, 4.500%, 05/03/18	2,529,130	0.3
1,952,727		Immucor, Inc., Term B-2 Loan, 5.000%, 08/17/18	1,944,590	0.2
1,328,302		Medpace Holdings, Inc., Term Loan B, 4.750%, 04/05/21	1,324,981	0.1
5,716,537		Millennium Laboratories, LLC, Term Loan B, 5.250%, 04/15/21	1,815,000	0.2
2,184,545		Multiplan, Inc, Term Loan, 3.750%, 04/01/21	2,160,789	0.2
1,387,891		NVA Holdings, Inc., First Lien Term Loan, 4.750%, 08/15/21	1,389,338	0.1
1,566,893		Onex Carestream Finance LP, First Lien, 5.000%, 06/07/19	1,509,309	0.2
4,542,500		Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.750%, 06/30/21	4,490,452	0.5
3,938,919		Pharmaceutical Product Development, Inc., Term B, 4.250%, 08/06/22	3,913,891	0.4
2,521,460		Phillips-Medisize Corporation, First Lien Term Loan, 4.750%, 06/16/21	2,526,713	0.3
250,000		Phillips-Medisize Corporation, Second Lien Term Loan, 8.250%, 06/16/22	249,219	0.0
1,376,460		Progressive Solutions, Inc., First Lien, 5.500%, 10/22/20	1,384,202	0.1
1,350,000	(1)	Schumacher Group, First Lien Term Loan, 07/31/22	1,346,625	0.1
2,985,019		Sivantos (Siemens Audiology), TL B USD, 4.250%, 01/17/22	2,992,481	0.3
3,510,000		Sterigenics International LLC, Term Loan B, 4.250%, 05/08/22	3,505,612	0.4
5,611,161		Surgery Center Holdings, Inc., First Lien Term Loan, 5.250%, 11/03/20	5,618,175	0.6
845,750		Surgical Care Affiliates LLC, Term Loan B, 4.250%, 03/17/22	846,807	0.1
5,472,513	(1)	Valeant Pharmaceuticals International, Inc., F1 Term Loan, 4.000%, 04/01/22	5,423,205	0.6
2,589,714		Valeant Pharmaceuticals International, Inc., Series E-1 Tranche B, 3.750%, 08/05/20	2,555,724	0.3
1,047,165		Valeant Pharmaceuticals International, Inc., Tranche B Series D-2, 3.500%, 02/13/19	1,031,785	0.1
			97,201,942	10.0
Home Furnishings: 1.1%
5,424,808		AOT Bedding Super Holdings, LLC, Term Loan B, 4.250%, 10/01/19	5,435,305	0.5
2,720,587		Hillman Group (The), Inc., Term Loan B, 4.500%, 06/30/21	2,718,887	0.3
1,035,702		Monitronics International, Inc., Add-on Term Loan, 4.250%, 03/23/18	1,031,818	0.1
1,990,000		Monitronics International, Inc., Term Loan B-1, 4.500%, 04/02/22	1,985,025	0.2
			11,171,035	1.1
Industrial Equipment: 3.8%
2,328,425		Accudyne Industries LLC, Term Loan, 4.000%, 12/13/19	2,136,330	0.2
5,732,811		Apex Tool Group, Term Loan B, 4.500%, 01/31/20	5,609,200	0.6
603,857		CeramTec GmbH, Dollar Term B-1 Loan, 4.250%, 08/30/20	604,611	0.1
62,075		CeramTec GmbH, Dollar Term B-2 Loan, 4.250%, 08/30/20	62,153	0.0
182,763		CeramTec GmbH, Dollar Term B-3 Loan, 4.250%, 08/30/20	182,992	0.0

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Industrial Equipment: (continued)
3,062,607		Doncasters Group Limited, First Lien Term Loan USD, 4.500%, 04/09/20	$3,058,779	0.3
3,448,217		Filtration Group Corporation, First Lien Term Loan, 4.250%, 11/30/20	3,454,683	0.4
126,330		Filtration Group Corporation, Second Lien Term Loan, 8.250%, 11/30/21	127,434	0.0
5,635,012		Gardner Denver, Inc., Term Loan B USD, 4.250%, 07/30/20	5,349,351	0.6
1,295,464		International Equipment Solutions, LLC, Term Loan, 7.250%, 08/16/19	1,269,555	0.1
959,811		Kenan Advantage Group, Inc., Term Loan B, 4.000%, 07/31/22	959,011	0.1
306,147		Kenan Advantage Group, Inc., Term Loan Canada Borrower, 4.000%, 07/31/22	305,892	0.0
6,852,557		Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 4.000%, 08/21/20	6,808,502	0.7
1,775,099		Signode Industrial Group, US Dollar Tranche Term Loan, 3.750%, 05/01/21	1,757,625	0.2
816,347		SunSource, First Lien Term Loan, 4.750%, 02/15/21	810,734	0.1
449,081		VAT Holding, Term Loan B, 4.250%, 02/11/21	448,520	0.0
3,915,461		WTG Holdings III Corp., First Lien Term Loan, 4.750%, 01/15/21	3,895,883	0.4
250,000		WTG Holdings III Corp., Second Lien Term Loan, 8.500%, 01/15/22	246,875	0.0
			37,088,130	3.8
Leisure Goods/Activities/Movies: 4.3%
6,439,968		24 Hour Fitness Worldwide, Inc, Term Loan B, 4.750%, 05/28/21	6,085,770	0.6
2,528,927		Bauer Performance Sports, Term Loan B, 4.500%, 04/15/21	2,526,557	0.3
1,700,000	(1)	Cirque Du Soleil, First Lien Term Loan, 5.000%, 07/07/22	1,706,224	0.2
500,000		Cirque Du Soleil, Second Lien Term Loan, 9.250%, 07/07/23	494,166	0.1
4,362,265		Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.750%, 07/30/21	4,313,190	0.4
1,500,000		Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 7.750%, 08/08/22	1,446,874	0.2
1,597,665		Equinox Holdings, Inc., First Lien Term Loan, 5.000%, 01/31/20	1,601,659	0.2
9,564,598		Fitness International, LLC., Term Loan B, 5.500%, 07/01/20	9,158,103	0.9
2,344,125		Life Time Fitness, Term Loan B, 4.250%, 06/10/22	2,341,195	0.2
2,082,857		NEP/NCP Holdco, Inc, Second Lien, 10.000%, 07/22/20	2,082,857	0.2
5,180,079		NEP/NCP Holdco, Inc, Term Loan B with Add on, 4.250%, 01/22/20	5,082,953	0.5
2,683,788		SRAM, LLC, First Lien Term Loan, 4.020%, 04/10/20	2,542,889	0.3
2,189,000		TWCC Holding Corporation, Extended First Lien Term Loan, 5.750%, 02/13/20	2,174,636	0.2
			41,557,073	4.3
Lodging & Casinos: 4.6%
9,350,310		Amaya Gaming Group Inc., First Lien Term Loan B, 5.000%, 08/01/21	9,270,683	0.9
695,625		Amaya Gaming Group Inc., Second Lien Term Loan, 8.000%, 08/01/22	697,799	0.1
972,563		American Casino and Entertainment Properties LLC, Term Loan, 5.000%, 07/03/22	974,994	0.1
3,500,000		Aristocrat Leisure Limited, Term Loan B, 4.750%, 10/21/21	3,508,991	0.4
1,249,213		Cannery Casino Resorts, LLC, First Lien Term Loan, 7.000%, 10/02/18	1,232,037	0.1
4,727,794		CityCenter Holdings, LLC, Term Loan, 4.250%, 10/15/20	4,728,621	0.5
725,000		Eldorado Resorts, Inc., Term Loan B, 4.250%, 07/23/22	728,323	0.1
2,167,000		Global Cash Access, Inc., Term Loan B, 6.250%, 12/18/20	2,170,387	0.2
1,001,568		Golden Nugget, Inc., Delayed Draw Term Loan, 5.500%, 11/21/19	1,007,953	0.1
2,336,992		Golden Nugget, Inc., Term Loan, 5.500%, 11/21/19	2,351,891	0.2
350,000		Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	330,750	0.0
1,000,000	(1)	La Quinta, First Lien Term Loan, 3.750%, 04/14/21	991,563	0.1
2,079,679		Peppermill Casinos, Inc., Term Loan B, 7.250%, 11/09/18	2,090,077	0.2
2,418,587		Scientific Games International, Inc., Term Loan B, 6.000%, 10/18/20	2,393,797	0.2
2,977,500		Scientific Games International, Inc., Term Loan B-2, 6.000%, 10/01/21	2,946,608	0.3
7,433,410		Station Casinos LLC, Term Loan, 4.250%, 03/02/20	7,429,426	0.8
2,568,218		Twin River Management Group, Inc., Term Loan B, 5.250%, 07/10/20	2,567,147	0.3
			45,421,047	4.6
Mortgage REITs: 0.4%
3,690,972	(1)	DTZ, First Lien Term Loan B, 11/04/21	3,660,407	0.4
500,000		International Market Centers, Second Lien Term Loan, 8.750%, 08/11/21	499,062	0.0
			4,159,469	0.4
Nonferrous Metals/Minerals: 0.5%
1,335,983		Fairmount Minerals, Ltd., Tranche B-2 Term Loans, 4.500%, 09/05/19	1,053,757	0.1
3,867,813	(1)	Novelis Inc., Term Loan B, 4.250%, 06/02/22	3,824,702	0.4
			4,878,459	0.5

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Oil & Gas: 2.2%
1,993,938		Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	$1,884,272	0.2
1,500,000	(1)	Chelsea Petroleum Products I, LLC, Term Loan, 07/22/22	1,482,500	0.1
2,234,981		CITGO, Term Loan B, 4.500%, 07/30/21	2,221,012	0.2
1,864,246		CITGO Holding, Inc., Holdco Term Loan, 9.500%, 05/12/18	1,839,390	0.2
1,858,824		Energy Transfer Equity, L.P., New Term Loan, 4.000%, 12/02/19	1,833,651	0.2
1,761,034		FTS International, Inc. (fka FracTech), Term Loan, 5.750%, 04/16/21	559,128	0.1
3,414,188		Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.500%, 06/15/20	2,249,096	0.2
3,534,744		Penn Product Terminals, Term Loan, 4.750%, 04/01/22	3,517,070	0.4
989,975		Seventy Seven Energy Inc., Term Loan, 3.750%, 06/25/21	842,303	0.1
1,483,725		Southcross Holdings L.P., Term Loan B, 6.000%, 08/04/21	1,135,050	0.1
3,551,987		Western Refining, Inc., Term Loan, 4.250%, 11/12/20	3,533,673	0.4
			21,097,145	2.2
Publishing: 1.8%
3,085,615		Cengage Learning Acquisition, Inc., First Lien Term Loan, 7.000%, 03/31/20	3,075,587	0.3
2,693,250		Eden Bidco Limited (Top Right Group), Term Loan B2 USD, 6.000%, 04/30/22	2,686,517	0.3
1,826,968		McGraw Hill Global Education, Term Loan B, 4.750%, 03/22/19	1,834,391	0.2
2,708,703		Merrill Communications, LLC, New First Lien Term Loan, 6.250%, 05/29/22	2,695,160	0.3
2,485,326		Penton Media, Inc, First Lien, 5.000%, 09/30/19	2,476,006	0.2
867,654		Penton Media, Inc, Second Lien, 9.000%, 09/30/20	862,231	0.1
3,832,123		Tribune Company, Term Loan B, 3.750%, 12/31/20	3,821,346	0.4
			17,451,238	1.8
Radio & Television: 1.9%
2,681,947		Cumulus Media Holdings Inc., Term Loan, 4.250%, 12/23/20	2,266,245	0.2
3,476,399		Clear Channel Communications, Inc., Term Loan E, 7.690%, 07/30/19	2,915,830	0.3
1,331,443		Learfield Communications, Inc, First Lien Term Loan, 4.500%, 10/08/20	1,332,275	0.1
562,500		Learfield Communications, Inc, Second Lien Term Loan, 8.750%, 10/08/21	562,500	0.1
2,278,127		Media General, Inc, DD Term Loan L-B, 4.000%, 07/31/20	2,264,957	0.2
1,663,571		Salem Communications Corporation, Term Loan B, 4.500%, 03/14/20	1,656,639	0.2
3,789,011		Univision Communications, Inc., Term Loan-C3, 4.000%, 03/01/20	3,765,329	0.4
3,398,232		Univision Communications, Inc., Term Loan-C4, 4.000%, 03/01/20	3,373,218	0.4
			18,136,993	1.9
Retailers (Except Food & Drug): 7.6%
1,488,750		Abercrombie & Fitch Management Co., Term Loan B, 4.750%, 08/07/21	1,467,040	0.2
4,619,257		Academy Ltd., Term Loan, 5.000%, 06/15/22	4,603,537	0.5
5,000,000		Ascena Retail Group, Inc., TLB, 5.250%, 08/21/22	4,829,165	0.5
1,318,697		Bass Pro Group, LLC, Term Loan B, 4.000%, 06/01/20	1,314,850	0.1
7,662,575		BJs Wholesale Club, First Lien Term Loan, 4.500%, 09/26/19	7,634,277	0.8
1,365,000		BJs Wholesale Club, Second Lien Term Loan, 8.500%, 03/26/20	1,356,469	0.1
2,975,279		OneStopPlus, First Lien Term Loan, 4.750%, 03/15/21	2,967,840	0.3
5,953,349		Harbor Freight Tools USA, Inc., Term Loan, 4.750%, 07/26/19	5,984,354	0.6
2,200,000	(1)	Hudson’s Bay Company, TL-B, 08/24/22	2,208,237	0.2
992,462		J. Crew, Term Loan B, 4.000%, 03/01/21	770,192	0.1
2,223,693		Lands’ End, Inc., Term Loan B, 4.250%, 04/04/21	2,068,035	0.2
4,005,723		Leslies Poolmart, Inc., Term Loan, 4.250%, 10/16/19	3,925,608	0.4
1,688,264		Mattress Firm Holding Corp., Term Loan B, 4.500%, 10/20/21	1,693,540	0.2
2,512,727		Men’s Wearhouse, Term Loan, 4.500%, 06/18/21	2,517,424	0.3
6,892,930		Neiman Marcus Group, Inc, Term Loan, 4.250%, 10/25/20	6,761,730	0.7
2,233,454		Ollie’s Holdings, Inc., Term Loan, 4.750%, 09/28/19	2,234,850	0.2
3,100,000		Party City Holdings Inc, TL-B, 4.250%, 08/19/22	3,101,293	0.3
2,527,102		Payless ShoeSource, First Lien Term Loan, 5.000%, 03/05/21	2,021,682	0.2
8,775,500		PetSmart, Inc., Term Loan B, 4.250%, 03/11/22	8,774,587	0.9
994,924		rue21 inc., Term Loan B, 5.630%, 10/10/20	858,122	0.1
2,101,970		Savers, Term Loan B, 5.000%, 07/09/19	1,818,204	0.2
462,480		Sleepy’s Holdings, LLC, Term Loan, 5.000%, 03/30/19	462,480	0.0
4,975,000	(1)	Staples, Inc., Term Loan-B, 04/23/21	4,962,861	0.5
			74,336,377	7.6

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets
Surface Transport: 1.3%
3,482,500		Goodpack Ltd., First Lien Term Loan, 4.750%, 09/09/21	$3,378,025	0.3
500,000		Goodpack Ltd., Second Lien Term Loan, 8.000%, 09/09/22	480,000	0.0
2,125,000		Navistar Inc., Term Loan B, 6.500%, 08/07/20	2,077,187	0.2
2,974,950		OSG Bulk Ships, Inc., First Lien Term Loan, 5.250%, 08/05/19	2,948,919	0.3
1,500,000	(1)	Quality Distribution, First Lien Term Loan, 5.750%, 07/31/22	1,485,000	0.2
570,306		V.Group, Term Loan B, 5.000%, 06/30/21	573,158	0.1
1,910,400		Wabash National Corporation, Term Loan B, 4.250%, 03/19/22	1,915,176	0.2
			12,857,465	1.3
Telecommunications: 6.6%
3,360,450		Aricent Group, First Lien Term Loan, 5.500%, 04/14/21	3,342,599	0.3
3,884,682		Asurion, LLC, Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	3,711,087	0.4
3,925,000		Asurion, LLC, Incremental Tranche B-4 Term Loan, 5.000%, 07/31/22	3,729,978	0.4
1,150,000		Asurion, LLC, Second Lien Term Loan, 8.500%, 02/28/21	1,044,487	0.1
2,447,027	(1)	Avaya Inc., Term B-6 Loan, 6.500%, 03/31/18	2,031,033	0.2
4,554,311		Avaya Inc., Term B-7 Loan, 6.250%, 05/29/20	3,552,362	0.4
1,500,000		CommScope, Inc., Incremental Term Loan B, 3.750%, 12/29/22	1,499,766	0.2
9,226,875		Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/14/22	8,661,729	0.9
1,985,613		Consolidated Communications, Inc., Term Loan B, 4.250%, 12/19/20	1,988,095	0.2
1,187,481		Encompass Digital Media, Inc., First Lien, 5.500%, 06/05/21	1,185,255	0.1
525,000		Encompass Digital Media, Inc., Second Lien, 8.750%, 06/05/22	519,750	0.1
3,314,232		Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	3,259,192	0.3
850,000		Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	808,917	0.1
2,450,478		Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 06/06/19	2,452,010	0.2
3,610,000		Level 3 Financing, Inc, Term Loan B-4, 4.000%, 01/15/20	3,605,939	0.4
2,975,498		Level 3 Financing, Inc, Tranche B-II 2022 Term Loan, 3.500%, 05/31/22	2,959,380	0.3
1,450,000		Level 3 Financing, Inc, Tranche B-III 2019 Term Loan, 4.000%, 08/01/19	1,450,000	0.1
5,597,384		Lightower Fiber Networks, First Lien Term Loan, 4.000%, 04/11/20	5,508,761	0.6
760,000		Securus Technologies, Inc., Incremental Term Loan B-2, 5.250%, 04/30/20	744,167	0.1
1,716,233		Securus Technologies, Inc., Upsized First Lien Term Loan, 4.750%, 04/30/20	1,669,036	0.2
4,376,340		Syniverse Holdings, Inc., Initial Term Loan, 4.000%, 04/23/19	4,026,233	0.4
4,231,114		U.S. Telepacific Corp, Term Loan B, 6.000%, 11/21/20	4,229,794	0.4
2,391,143		XO Communications, First Lien Term Loan, 4.250%, 03/19/21	2,381,323	0.2
			64,360,893	6.6
Utilities: 1.3%
720,931		Atlantic Power Limited Partnership, Term Loan, 4.750%, 02/28/21	719,580	0.1
1,995,000		Calpine Corp, Term Loan B-5, 3.500%, 05/22/22	1,968,815	0.2
625,000		Energy Future Intermediate Holding Company LLC, First Lien DIP, 4.250%, 06/11/16	623,958	0.0
2,995,395		La Frontera Generation, LLC, Term Loan, 4.500%, 09/30/20	2,650,925	0.3
1,995,000		Longview Power, LLC, Term Loan, 7.000%, 04/15/21	1,985,025	0.2
1,463,938		Southeast PowerGen, LLC, Term Loan B, 4.500%, 12/02/21	1,461,192	0.1
1,979,798		TPF Generation Holdings, LLC, Term Loan, 4.750%, 12/31/17	1,887,407	0.2
1,725,736		TPF II Power, LLC, Term Loan, 5.500%, 09/30/21	1,727,714	0.2
			13,024,616	1.3
		Total Loans (Cost $945,829,368)	924,096,293	94.6

Shares			Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 0.0%
42,798		EveryWare Global	$331,685	0.0

		Total Equities and Other Assets (Cost $342,540)	331,685	0.0

		Total Long-Term Investments (Cost $946,171,908)	924,427,978	94.6

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.1%
Short-Term Investments: 9.1%
88,500,000		State Street Institutional Liquid Reserves Fund — Institutional Class, 0.13%†† (Cost $88,500,000)	$88,500,000	9.1

		Total Short-Term Investments (Cost $88,500,000)	88,500,000	9.1

		Total Investments (Cost $1,034,671,908)	$1,012,927,978	103.7
		Liabilities in Excess of Other Assets	(36,262,263)	(3.7)
		Net Assets	$976,665,715	100.0
	*
Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

	†	Unless otherwise indicated, principal amount is shown in USD.
	††	Rate shown is the 7-day yield as of September 30, 2015.
	(1)	Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

		Cost for federal income tax purposes is $1,035,037,751.

		Net unrealized depreciation consists of:
		Gross Unrealized Appreciation	$1,458,492
		Gross Unrealized Depreciation	(23,568,265)
		Net Unrealized Depreciation	$(22,109,773)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2015
Asset Table
Investments, at fair value
Equities and Other Assets	$331,685	$—	$—	$331,685
Loans	—	924,096,293	—	924,096,293
Short-Term Investments	88,500,000	—	—	88,500,000
Total Investments, at fair value	$88,831,685	$924,096,293	$—	$1,012,927,978
Liabilities Table
Other Financial Instruments+
Unfunded commitments	$—	$(10,229)	$—	$(10,229)
Total Liabilities	$—	$(10,229)	$—	$(10,229)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts and unfunded commitments which are fair valued at the unrealized gain (loss) on the instrument.

See Accompanying Notes to Financial Statements

28

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Investment Adviser
Voya Investments, LLC
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Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
State Street Bank and Trust Company
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Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
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Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.6%
9,660,459		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	12,450,424	1.3
1,817,845		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,921,985	0.2
14,541,492	^	Ginnie Mae, 0.353%, 02/16/44	430,448	0.0
1,065,308		Vendee Mortgage Trust, 3.750%, 10/15/41	1,125,177	0.1

	Total Collateralized Mortgage Obligations
	(Cost $16,042,211)		15,928,034	1.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 119.0%
		Federal Home Loan Mortgage Corporation: 10.4%##
4,863,065		0.344%, due 09/25/45	4,683,197	0.5
10,313,430	^	0.500%, due 07/15/36	191,056	0.0
57,949,000	W	3.000%, due 10/01/44	58,547,974	6.0
22,408,000		3.000%, due 09/01/45	22,667,237	2.3
6,032,172		4.000%, due 06/01/45	6,438,465	0.7
3,844,816	^	4.500%, due 12/15/40	633,175	0.1
120,693		5.450%, due 12/01/37	132,845	0.0
156,837		5.450%, due 12/01/37	172,459	0.0
140,267		5.450%, due 05/01/38	154,186	0.0
1,120,996	^	5.500%, due 09/15/35	213,895	0.0
485,076		5.625%, due 12/01/36	544,225	0.1
426,460		5.625%, due 01/01/37	475,019	0.1
43,474		5.625%, due 01/01/37	48,332	0.0
36,463		5.625%, due 02/01/37	40,541	0.0
180,153		5.625%, due 03/01/37	200,312	0.0
200,524		5.625%, due 03/01/37	222,998	0.0
77,174		5.625%, due 03/01/37	85,812	0.0
107,406		5.625%, due 06/01/37	119,418	0.0
97,485		5.625%, due 07/01/37	108,409	0.0
136,694		5.625%, due 07/01/37	152,032	0.0
4,993		5.625%, due 12/01/37	5,530	0.0
127,936		5.625%, due 02/01/38	142,278	0.0
210,064		5.700%, due 06/01/37	234,004	0.0
152,327		5.700%, due 09/01/37	169,725	0.0
155,730		5.700%, due 12/01/37	172,501	0.0
1,348,187	^	5.893%, due 06/15/40	101,787	0.0
994,887		6.000%, due 03/15/34	1,123,827	0.1
111,177		6.090%, due 12/01/37	125,375	0.0
960,670		6.704%, due 07/15/33	1,115,610	0.1
18,823		7.500%, due 01/01/30	23,270	0.0
525,668	^	7.806%, due 10/25/23	104,414	0.0
10,759		8.000%, due 01/01/30	10,805	0.0
16,008		9.500%, due 07/01/20	16,575	0.0
730,288		19.240%, due 03/15/35	1,109,614	0.1
466,611		21.216%, due 04/15/35	701,395	0.1
1,335,804		27.774%, due 04/15/32	1,562,874	0.2
			102,551,171	10.4

		Federal National Mortgage Association: 12.2%##
64,484,509		0.394%, due 10/27/37	64,137,905	6.5
6,663,191	^	3.000%, due 01/25/33	881,256	0.1
3,457,000		3.500%, due 09/25/42	3,464,211	0.4

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
7,002,178	^	4.000%, due 05/25/42	1,241,169	0.1
1,382,012		4.250%, due 08/01/35	1,496,894	0.2
4,300,000	W	4.500%, due 10/15/35	4,661,939	0.5
7,555,872		4.500%, due 09/01/41	8,221,315	0.8
10,043,040		4.560%, due 11/25/33	10,402,682	1.1
554,911		4.750%, due 11/01/34	611,198	0.1
1,146,131		4.750%, due 11/01/34	1,267,184	0.1
1,166,278		4.750%, due 02/01/35	1,286,462	0.1
1,468,386		4.750%, due 04/01/35	1,629,898	0.2
1,018,328		4.750%, due 05/01/35	1,118,180	0.1
1,177,702		4.750%, due 07/01/35	1,301,600	0.1
195,350		4.750%, due 07/01/35	213,306	0.0
5,126,516		5.000%, due 05/25/33	5,546,147	0.6
1,926,853		5.000%, due 10/25/35	2,157,717	0.2
116,837		5.300%, due 09/01/36	129,613	0.0
72,494		5.300%, due 10/01/36	80,420	0.0
123,686		5.300%, due 10/01/36	137,297	0.0
288,332		5.300%, due 12/01/36	320,173	0.0
145,519		5.300%, due 12/01/36	161,342	0.0
78,967		5.300%, due 02/01/37	87,604	0.0
81,638		5.300%, due 04/01/37	90,544	0.0
165,462		5.300%, due 05/01/37	183,721	0.0
556,221		5.300%, due 08/01/37	620,064	0.1
69,060		5.300%, due 10/01/37	77,220	0.0
548,869		5.500%, due 05/25/34	611,766	0.1
90,269		5.875%, due 06/01/35	101,634	0.0
445,886		6.000%, due 01/25/44	515,250	0.1
6,516,944	^	6.056%, due 06/25/42	1,210,716	0.1
164,122		6.600%, due 07/01/27	180,338	0.0
96,751		6.600%, due 09/01/27	106,373	0.0
44,307		6.600%, due 11/01/27	45,621	0.0
36,133		6.600%, due 03/01/28	36,928	0.0
89,320		6.600%, due 06/01/28	95,278	0.0
49,061		7.500%, due 05/01/28	51,711	0.0
1,270,010		7.585%, due 03/25/39	1,438,196	0.2
2,298,960		16.390%, due 05/25/35	3,084,894	0.3
611,577		25.784%, due 12/25/36	955,128	0.1
			119,960,894	12.2

		Government National Mortgage Association: 96.4%
36,040,670	^	0.029%, due 01/16/51	704,375	0.1
23,238,008	^	0.250%, due 06/20/36	201,687	0.0
21,780,848	^	0.370%, due 11/16/46	257,741	0.0
517,877		0.436%, due 02/20/34	519,601	0.1
2,137,397		0.522%, due 10/20/60	2,124,650	0.2
8,695,877		0.588%, due 02/20/62	8,697,664	0.9
1,915,513		0.588%, due 03/20/63	1,904,765	0.2
952,632	^	0.601%, due 02/16/48	9,212	0.0
3,866,470		0.662%, due 06/20/63	3,872,076	0.4
1,725,946		0.692%, due 02/20/61	1,728,895	0.2
5,387,398		0.707%, due 10/20/62	5,388,697	0.6
1,597,557		0.752%, due 09/20/62	1,597,124	0.2
7,912,856		0.780%, due 04/20/63	7,953,947	0.8
1,945,902		0.792%, due 07/20/63	1,956,833	0.2
14,591,387		0.792%, due 12/20/63	14,625,837	1.5
2,935,047		0.842%, due 05/20/62	2,953,233	0.3
5,456,968		0.842%, due 05/20/63	5,483,917	0.6
4,323,758		0.912%, due 09/20/63	4,360,912	0.4
758,665	^	1.000%, due 06/16/37	26,404	0.0
3,891,597		1.018%, due 01/20/60	3,931,825	0.4
6,037,621		1.198%, due 05/20/60	6,159,255	0.6
4,483,091		1.198%, due 05/20/60	4,538,026	0.5
13,392,518		1.242%, due 02/20/62	13,661,072	1.4
312,428	^	1.831%, due 10/16/52	19,057	0.0
5,917,545		2.327%, due 10/20/63	6,394,614	0.7
1,900,000	^	2.500%, due 11/20/43	676,435	0.1

See Accompanying Notes to Financial Statements

1

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
21,200,000		3.000%, due 08/20/45	21,672,037	2.2
9,950,000		3.328%, due 06/16/43	10,469,395	1.1
5,785,140	^	3.500%, due 08/16/40	766,368	0.1
302,500,000	W	3.500%, due 07/20/42	316,277,765	32.2
75,000,000	W	3.500%, due 07/20/42	78,588,849	8.0
4,000,000		3.526%, due 01/16/40	4,187,182	0.4
12,174,892		3.750%, due 05/20/42	12,906,860	1.3
10,680,345		3.750%, due 05/20/42	11,298,027	1.2
203,159		4.000%, due 05/20/33	218,555	0.0
240,343		4.000%, due 08/15/33	256,638	0.0
459,295		4.000%, due 01/15/34	491,980	0.1
194,710		4.000%, due 03/15/34	207,843	0.0
182,095		4.000%, due 08/20/35	194,351	0.0
3,447,159	^	4.000%, due 04/20/38	250,600	0.0
3,038,615	^	4.000%, due 08/20/39	729,485	0.1
461,849		4.000%, due 05/15/40	493,232	0.1
5,519,063		4.000%, due 09/20/40	5,800,933	0.6
2,819,000		4.000%, due 10/20/40	3,054,764	0.3
1,813,301		4.000%, due 12/20/40	1,926,912	0.2
3,728,101	^	4.000%, due 04/20/41	614,626	0.1
8,256,349		4.000%, due 07/20/41	8,804,538	0.9
988,932		4.000%, due 10/20/41	1,051,990	0.1
1,716,101	^	4.000%, due 03/20/42	238,955	0.0
4,103,237		4.000%, due 04/20/42	4,592,964	0.5
1,342,437		4.000%, due 09/15/42	1,442,838	0.2
2,888,266	^	4.000%, due 12/20/42	471,350	0.1
7,371,791		4.000%, due 12/20/44	7,933,849	0.8
7,628,552		4.000%, due 01/20/45	8,212,515	0.8
25,269,151		4.000%, due 03/20/45	26,982,306	2.7
32,287,272		4.000%, due 08/20/45	34,482,818	3.5
1,953,149		4.350%, due 01/16/48	2,152,467	0.2
2,070,524		4.397%, due 05/16/51	2,262,771	0.2
1,380,349		4.397%, due 05/16/51	1,481,265	0.2
464,601		4.500%, due 10/20/33	501,697	0.1
162,609		4.500%, due 01/20/34	168,776	0.0
298,998		4.500%, due 01/20/34	315,186	0.0
184,031		4.500%, due 03/20/34	192,768	0.0
152,184		4.500%, due 05/20/34	157,922	0.0
188,577		4.500%, due 06/20/34	197,484	0.0
59,942	^	4.500%, due 02/20/35	21	0.0
299,236		4.500%, due 10/20/35	308,560	0.0
312,202	^	4.500%, due 02/20/36	4,325	0.0
23,153		4.500%, due 07/20/36	24,930	0.0
33,207		4.500%, due 08/20/36	35,756	0.0
258,413	^	4.500%, due 12/20/37	15,742	0.0
95,308	^	4.500%, due 02/20/38	5,478	0.0
137,698		4.500%, due 07/20/38	143,500	0.0
669,834		4.500%, due 07/20/38	722,311	0.1
5,258,555	^	4.500%, due 04/20/39	826,121	0.1
7,717,186		4.500%, due 05/16/39	8,391,023	0.9
4,761,000		4.500%, due 05/20/39	5,168,765	0.5
8,424,755		4.500%, due 05/20/39	9,238,768	0.9
160,348		4.500%, due 06/20/39	168,493	0.0
2,264,815		4.500%, due 10/15/39	2,490,635	0.3
1,826,382		4.500%, due 11/15/39	2,005,099	0.2
1,803,107		4.500%, due 11/15/39	1,980,865	0.2
497,109		4.500%, due 12/15/39	546,575	0.1
1,503,969		4.500%, due 01/15/40	1,636,777	0.2
197,847		4.500%, due 01/20/40	204,991	0.0
5,274,441		4.500%, due 02/15/40	5,736,326	0.6
631,240		4.500%, due 06/15/40	687,033	0.1
349,084		4.500%, due 07/20/40	361,691	0.0
1,374,968		4.500%, due 08/20/40	1,424,623	0.2
3,018,173		4.500%, due 09/20/40	3,248,912	0.3
247,888		4.500%, due 07/20/41	256,841	0.0
3,480,444		4.500%, due 09/20/41	3,785,641	0.4
15,078,638	^	4.500%, due 12/16/42	2,759,311	0.3
4,570,857		4.500%, due 06/20/45	4,924,264	0.5
1,845,076		4.500%, due 02/16/48	2,098,186	0.2
1,953,215		4.546%, due 07/20/62	2,134,379	0.2

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
1,000,000		4.620%, due 01/16/50	1,104,745	0.1
1,792,260		4.625%, due 10/20/35	1,963,801	0.2
893,649		4.639%, due 08/20/42	987,300	0.1
9,761,518		4.660%, due 09/20/61	10,893,186	1.1
1,860,031		4.750%, due 08/20/35	2,045,311	0.2
2,574,132		4.750%, due 11/20/35	2,830,044	0.3
1,304,481		4.850%, due 05/20/40	1,403,819	0.1
4,304,427		4.861%, due 06/20/61	4,587,400	0.5
1,421,908		4.865%, due 04/16/48	1,493,608	0.2
2,697,522		4.935%, due 05/20/41	2,940,683	0.3
65,801		5.000%, due 05/15/18	69,013	0.0
101,808		5.000%, due 03/20/24	110,059	0.0
296,723		5.000%, due 04/15/29	326,575	0.0
335,306		5.000%, due 04/15/30	370,528	0.0
2,513,690		5.000%, due 04/20/30	2,688,847	0.3
358,154		5.000%, due 10/15/30	395,825	0.0
402,110		5.000%, due 07/15/33	446,566	0.1
291,372		5.000%, due 10/20/33	310,454	0.0
164,429		5.000%, due 12/20/33	171,801	0.0
134,125		5.000%, due 02/20/34	140,151	0.0
140,322		5.000%, due 03/15/34	157,213	0.0
337,612		5.000%, due 04/15/34	371,588	0.0
216,159		5.000%, due 04/15/34	238,023	0.0
5,689,496		5.000%, due 10/20/34	6,514,091	0.7
404,619		5.000%, due 12/20/34	438,239	0.1
83,435		5.000%, due 01/15/35	91,853	0.0
520,923		5.000%, due 03/15/35	580,514	0.1
59,351		5.000%, due 03/15/35	65,281	0.0
2,689,055		5.000%, due 03/20/35	3,002,334	0.3
177,706		5.000%, due 04/15/35	195,639	0.0
736,017		5.000%, due 04/15/35	835,571	0.1
130,488		5.000%, due 04/15/35	144,037	0.0
166,495		5.000%, due 04/15/35	183,321	0.0
57,810		5.000%, due 05/15/35	65,091	0.0
209,260		5.000%, due 05/20/35	231,910	0.0
91,175		5.000%, due 06/15/35	100,372	0.0
658,942		5.000%, due 07/20/35	725,466	0.1
108,315		5.000%, due 09/15/35	119,362	0.0
184,353	^	5.000%, due 09/16/35	4,174	0.0
1,393,148		5.000%, due 10/20/35	1,571,917	0.2
1,055,015		5.000%, due 11/20/35	1,167,807	0.1
565,905		5.000%, due 04/20/36	626,410	0.1
68,944		5.000%, due 05/20/37	70,448	0.0
78,534		5.000%, due 09/20/37	80,651	0.0
112,763		5.000%, due 12/20/37	117,887	0.0
70,883		5.000%, due 12/20/37	76,990	0.0
3,498,544	^	5.000%, due 01/20/38	377,787	0.0
330,069		5.000%, due 01/20/38	352,188	0.0
166,487		5.000%, due 02/15/38	183,351	0.0
178,046		5.000%, due 06/20/38	187,886	0.0
309,485		5.000%, due 06/20/38	326,998	0.0
57,689		5.000%, due 08/20/38	60,953	0.0
202,906		5.000%, due 10/20/38	214,204	0.0
219,866		5.000%, due 11/20/38	232,301	0.0
890,032		5.000%, due 01/20/39	940,169	0.1
314,353		5.000%, due 02/15/39	345,782	0.0
629,674		5.000%, due 03/15/39	707,670	0.1
1,029,000		5.000%, due 05/20/39	1,197,261	0.1
1,753,685	^	5.000%, due 07/16/39	287,744	0.0
434,678		5.000%, due 10/20/39	471,284	0.1
1,662,066		5.000%, due 11/15/39	1,868,613	0.2
460,706		5.000%, due 11/15/39	512,252	0.1
2,444,365		5.000%, due 11/15/39	2,747,173	0.3
1,296,358		5.000%, due 12/20/39	1,421,859	0.1
2,531,273		5.000%, due 12/20/39	2,801,002	0.3
6,985,518	^	5.000%, due 03/20/40	1,151,872	0.1
646,579		5.000%, due 04/15/40	719,954	0.1
1,801,691		5.000%, due 05/15/40	2,017,820	0.2
42,162,044		5.000%, due 05/20/40	48,142,118	4.9
1,395,683		5.000%, due 09/15/40	1,535,268	0.2

See Accompanying Notes to Financial Statements

2

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
870,664		5.000%, due 09/15/40	967,470	0.1
1,054,776	^	5.000%, due 05/20/41	212,811	0.0
2,714,198		5.000%, due 07/20/41	3,023,966	0.3
2,538,531		5.250%, due 01/20/36	2,885,803	0.3
892,791		5.420%, due 04/16/39	986,426	0.1
938,648		5.493%, due 03/16/44	1,027,046	0.1
161,544		5.500%, due 08/20/24	178,954	0.0
3,391		5.500%, due 04/20/29	3,767	0.0
95,894		5.500%, due 12/20/32	108,355	0.0
329,122		5.500%, due 08/20/33	371,707	0.0
83,481		5.500%, due 11/20/33	86,210	0.0
98,434		5.500%, due 12/20/33	111,354	0.0
225,000		5.500%, due 02/20/34	255,913	0.0
80,971		5.500%, due 03/20/34	83,634	0.0
578,931		5.500%, due 04/20/34	653,307	0.1
9,677		5.500%, due 04/20/34	10,717	0.0
1,136,587		5.500%, due 04/20/34	1,341,374	0.1
493,028		5.500%, due 04/20/34	543,541	0.1
401,344		5.500%, due 06/20/34	447,790	0.1
104,641		5.500%, due 06/20/34	110,009	0.0
219,826		5.500%, due 07/20/34	243,285	0.0
131,902		5.500%, due 07/20/34	146,168	0.0
129,648		5.500%, due 01/20/35	136,315	0.0
670,020		5.500%, due 05/15/35	765,093	0.1
395,564		5.500%, due 05/20/35	437,817	0.0
157,778		5.500%, due 06/20/35	174,845	0.0
1,239,598		5.500%, due 07/15/35	1,420,226	0.1
663,313		5.500%, due 08/15/35	757,575	0.1
15,665		5.500%, due 08/20/35	17,338	0.0
549,965		5.500%, due 09/20/35	615,757	0.1
11,139,411		5.500%, due 12/16/35	12,740,367	1.3
2,876,308		5.500%, due 02/20/36	3,441,071	0.4
182,480		5.500%, due 04/15/36	204,478	0.0
154,043		5.500%, due 06/20/36	173,292	0.0
200,000		5.500%, due 07/16/37	229,375	0.0
2,981,906		5.500%, due 10/20/37	3,371,773	0.3
48,209		5.500%, due 06/20/38	51,517	0.0
58,861		5.500%, due 08/20/38	62,900	0.0
98,947		5.500%, due 09/20/38	105,853	0.0
16,017		5.500%, due 10/20/38	17,116	0.0
192,570		5.500%, due 11/20/38	205,986	0.0
17,742		5.500%, due 12/20/38	18,978	0.0
101,568		5.500%, due 01/15/39	113,859	0.0
57,826		5.500%, due 01/20/39	61,794	0.0
525,810		5.500%, due 03/20/39	562,482	0.1
83,374		5.500%, due 06/15/39	93,383	0.0
24,525		5.500%, due 06/20/39	26,208	0.0
2,779,839		5.500%, due 09/16/39	3,490,491	0.4
1,919,375		5.500%, due 09/20/39	2,243,781	0.2
109,806		5.500%, due 10/20/39	123,534	0.0
340,144		5.500%, due 09/15/40	382,196	0.0
619,062	^	5.500%, due 09/16/40	94,575	0.0
6,972,003	^	5.784%, due 09/20/38	1,164,753	0.1
9,271,476	^	5.784%, due 12/20/40	1,668,138	0.2
3,866,093	^	5.834%, due 12/20/40	638,252	0.1
2,998,746	^	5.884%, due 05/20/32	428,398	0.0
2,613,545	^	5.941%, due 09/16/39	416,629	0.0
1,632,054		5.970%, due 11/15/31	1,680,314	0.2
137,340		6.000%, due 01/20/24	148,331	0.0
260,386		6.000%, due 10/15/25	299,694	0.0
544,822		6.000%, due 04/15/26	618,363	0.1
146,189		6.000%, due 10/20/27	163,273	0.0
220,806		6.000%, due 05/15/29	244,967	0.0
841,431	^	6.000%, due 01/20/34	172,472	0.0
170,015		6.000%, due 10/20/34	194,147	0.0
861,188		6.000%, due 04/20/36	1,004,951	0.1
434,467		6.000%, due 03/15/37	489,072	0.1
333,510		6.000%, due 09/20/37	373,259	0.0
4,157,387		6.000%, due 10/20/37	4,928,087	0.5
2,240,173		6.000%, due 03/20/38	2,918,464	0.3

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
30,473		6.000%, due 05/20/38	33,275	0.0
426,215		6.000%, due 08/20/38	453,825	0.1
110,807		6.000%, due 09/20/38	117,986	0.0
166,997		6.000%, due 10/20/38	177,815	0.0
242,542		6.000%, due 11/15/38	272,716	0.0
313,740		6.000%, due 12/15/38	357,338	0.0
316,035		6.000%, due 12/15/38	355,360	0.0
2,360,990		6.000%, due 07/16/39	3,025,343	0.3
817,677		6.000%, due 08/15/39	951,517	0.1
806,836		6.000%, due 08/15/39	938,799	0.1
2,533,000		6.000%, due 08/16/39	2,979,136	0.3
702,485		6.000%, due 10/20/39	966,349	0.1
2,123,551	^	6.000%, due 01/16/40	945,300	0.1
13,041,913	^	6.141%, due 04/16/39	1,818,056	0.2
5,764,676	^	6.284%, due 09/20/37	1,063,365	0.1
5,415,412	^	6.284%, due 09/20/38	577,541	0.1
3,117,359	^	6.291%, due 05/16/38	588,360	0.1
5,147,395	^	6.441%, due 09/16/40	983,801	0.1
10,144,924	^	6.441%, due 04/16/42	2,466,495	0.3
2,780,261	^	6.484%, due 11/20/34	572,430	0.1
176,506		6.490%, due 01/15/28	202,167	0.0
66,346		6.500%, due 07/20/29	78,161	0.0
60,924		6.500%, due 07/20/32	63,168	0.0
2,480		6.500%, due 09/20/34	2,860	0.0
118,117		6.500%, due 05/20/38	128,157	0.0
2,443,861	^	6.561%, due 02/16/35	470,026	0.1
3,516		6.750%, due 08/15/28	4,035	0.0
378,896		7.000%, due 05/16/32	441,132	0.1
18,009		7.250%, due 01/15/29	18,550	0.0
1,250,519	^	7.391%, due 10/16/29	288,327	0.0
21,559		7.500%, due 08/20/27	25,962	0.0
463,437		7.500%, due 02/20/34	484,229	0.1
3,925,443	^	7.500%, due 04/16/37	1,244,350	0.1
1,370,554		7.500%, due 08/20/39	1,740,620	0.2
1,361,582		7.500%, due 08/20/39	1,953,879	0.2
10,007		7.800%, due 05/15/19	10,048	0.0
638		8.000%, due 03/20/24	640	0.0
14,472		8.000%, due 11/15/25	15,949	0.0
17,969		8.000%, due 07/15/26	19,474	0.0
9,405		8.000%, due 07/15/26	10,868	0.0
14,816		8.000%, due 09/15/26	15,142	0.0
16,791		8.000%, due 09/20/26	20,724	0.0
17,765		8.000%, due 12/15/26	20,223	0.0
6,558		8.000%, due 04/15/27	7,429	0.0
3,130		8.000%, due 06/15/27	3,143	0.0
35,506		8.000%, due 07/15/27	39,486	0.0
12,036		8.000%, due 03/15/28	12,168	0.0
14,707		8.050%, due 07/15/19	14,770	0.0
46,286		8.784%, due 04/20/34	48,480	0.0
4,351		9.000%, due 05/15/16	4,367	0.0
2,054		9.500%, due 11/15/21	2,320	0.0
1,078,121		13.882%, due 09/16/31	1,378,440	0.1
55,022		15.568%, due 01/20/32	79,052	0.0
113,077		19.557%, due 09/20/37	168,334	0.0
339,013		20.373%, due 02/16/32	475,467	0.1
274,830		24.534%, due 04/16/37	368,244	0.0
			947,990,415	96.4

	Total U.S. Government Agency Obligations
	(Cost $1,151,617,181)		1,170,502,480	119.0

	Total Investments in Securities (Cost $1,167,659,392)		$1,186,430,514	120.6
	Liabilities in Excess of Other Assets		(202,726,700)	(20.6)
	Net Assets		$983,703,814	100.0

See Accompanying Notes to Financial Statements

3

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $1,166,648,914.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,877,792
Gross Unrealized Depreciation	(2,408,192)

Net Unrealized Appreciation	$17,469,600

See Accompanying Notes to Financial Statements

4

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.8%
		Basic Materials: 5.7%
650,000		Aleris International, Inc., 7.875%, 11/01/20	633,815	0.1
1,240,000		ArcelorMittal, 5.125%, 06/01/20	1,125,424	0.2
1,240,000		ArcelorMittal, 6.125%, 06/01/25	1,007,500	0.2
1,635,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	1,643,175	0.3
1,470,000	#	Cascades, Inc., 5.500%, 07/15/22	1,402,012	0.3
920,000	#	Constellium NV, 5.750%, 05/15/24	703,800	0.1
1,500,000		Eagle Spinco, Inc., 4.625%, 02/15/21	1,275,030	0.2
1,105,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	701,675	0.1
750,000	#	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	604,687	0.1
410,000	#	FMG Resources August 2006 Pty Ltd., 9.750%, 03/01/22	382,837	0.1
1,650,799		FMG Resources August 2006 Pty Ltd, 2.750%, 06/28/19	1,357,783	0.3
1,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	797,300	0.2
1,450,000		Hexion US Finance Corp., 6.625%, 04/15/20	1,239,750	0.2
1,550,000		Huntsman International LLC, 4.875%, 11/15/20	1,354,545	0.3
780,000	#	Huntsman International LLC, 5.125%, 11/15/22	670,800	0.1
1,500,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	1,177,500	0.2
2,000,000	±	Momentive Performance Materials, Inc., 10/15/20	–	–
1,000,000		PolyOne Corp., 5.250%, 03/15/23	950,500	0.2
1,269,000		PolyOne Corp., 7.375%, 09/15/20	1,318,174	0.3
1,250,000	#	PQ Corp., 8.750%, 05/01/18	1,254,688	0.2
307,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	254,043	0.1
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	405,000	0.1
1,110,000	#	SPCM SA, 6.000%, 01/15/22	1,085,025	0.2
925,000		Steel Dynamics, Inc., 5.125%, 10/01/21	881,063	0.2
925,000		Steel Dynamics, Inc., 5.500%, 10/01/24	850,422	0.2
1,000,000		Tronox Finance LLC, 6.375%, 08/15/20	640,000	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Basic Materials: (continued)
1,500,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	1,477,500	0.3
1,940,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	2,049,125	0.4
1,605,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	1,588,950	0.3
555,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	545,981	0.1
			29,378,104	5.7

		Communications: 19.6%
1,000,000	#	Alcatel-Lucent USA, Inc., 6.750%, 11/15/20	1,053,750	0.2
600,000	#	Altice Financing SA, 6.500%, 01/15/22	580,806	0.1
905,000	#	Altice Financing SA, 6.625%, 02/15/23	871,062	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	955,000	0.2
1,970,000	#	Altice SA, 7.625%, 02/15/25	1,731,137	0.3
1,640,000	#	Altice SA, 7.750%, 05/15/22	1,496,500	0.3
34,781	#	American Media, Inc., 13.500%, 06/15/18	35,585	0.0
615,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	567,719	0.1
1,750,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	1,727,906	0.3
650,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	654,469	0.1
2,050,000		CenturyLink, Inc., 5.625%, 04/01/20	1,903,937	0.4
1,995,000		CenturyLink, Inc., 5.800%, 03/15/22	1,725,675	0.3
1,750,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	1,546,562	0.3
500,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	473,750	0.1
735,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	742,350	0.1
270,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	269,662	0.1
730,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	735,475	0.1
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	105,131	0.0
1,530,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,539,562	0.3
1,500,000	#,&	CommScope Holding Co., Inc., 6.625%, 06/01/20	1,543,125	0.3

See Accompanying Notes to Financial Statements

5

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
1,240,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,192,731	0.2
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,045,381	0.4
750,000		DISH DBS Corp., 5.125%, 05/01/20	697,500	0.1
1,070,000		DISH DBS Corp., 5.000%, 03/15/23	898,800	0.2
1,300,000		DISH DBS Corp., 5.875%, 07/15/22	1,150,500	0.2
1,070,000		DISH DBS Corp., 6.750%, 06/01/21	1,024,525	0.2
1,000,000		Equinix, Inc., 4.875%, 04/01/20	1,022,500	0.2
715,000		Equinix, Inc., 5.375%, 04/01/23	702,916	0.1
300,000		Equinix, Inc., 5.750%, 01/01/25	299,250	0.1
560,000	#	Frontier Communications Corp., 8.875%, 09/15/20	550,200	0.1
705,000	#	Frontier Communications Corp., 10.500%, 09/15/22	687,375	0.1
1,400,000	#	Frontier Communications Corp., 11.000%, 09/15/25	1,358,000	0.3
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	840,000	0.2
200,000		Frontier Communications Corp., 8.250%, 04/15/17	212,000	0.0
1,725,000		GCI, Inc., 6.875%, 04/15/25	1,742,250	0.3
1,950,000		Gray Television, Inc., 7.500%, 10/01/20	2,006,063	0.4
825,000	#	Harron Communications L.P./Harron Finance Corp., 9.125%, 04/01/20	879,656	0.2
500,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	413,750	0.1
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	460,625	0.1
940,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	870,675	0.2
1,000,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	655,000	0.1
2,000,000		Lamar Media Corp., 5.875%, 02/01/22	2,087,500	0.4
2,045,000	#	Level 3 Financing, Inc., 5.125%, 05/01/23	1,958,088	0.4
1,607,000		LIN Television Corp., 6.375%, 01/15/21	1,677,306	0.3
780,000	#	Media General Financing Sub, Inc., 5.875%, 11/15/22	776,100	0.2
1,500,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	1,425,000	0.3
630,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	641,813	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
1,750,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.250%, 08/01/21	1,750,000	0.3
1,000,000	#	Midcontinent Communications & Midcontinent Finance Corp., 6.875%, 08/15/23	998,750	0.2
1,650,000	#	Neptune Finco Corp., 10.875%, 10/15/25	1,670,625	0.3
1,500,000		Netflix, Inc., 5.750%, 03/01/24	1,537,500	0.3
800,000	#	Netflix, Inc., 5.875%, 02/15/25	826,000	0.2
1,500,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	1,550,625	0.3
1,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,257,813	0.2
575,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	558,469	0.1
2,925,000	#	Numericable Group SA, 6.250%, 05/15/24	2,829,938	0.6
1,750,000	#	Numericable Group SA, 6.000%, 05/15/22	1,690,938	0.3
1,830,000	#	Plantronics, Inc., 5.500%, 05/31/23	1,839,150	0.4
665,000	#	Sable International Finance Ltd., 6.875%, 08/01/22	673,313	0.1
1,000,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	1,053,750	0.2
1,650,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	1,641,750	0.3
500,000		Sinclair Television Group, Inc., 6.375%, 11/01/21	505,000	0.1
2,060,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,069,013	0.4
1,160,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,168,700	0.2
1,400,000		Sprint Capital Corp., 6.875%, 11/15/28	1,018,500	0.2
3,845,000		Sprint Corp., 7.125%, 06/15/24	2,968,725	0.6
2,000,000		Sprint Corp., 7.250%, 09/15/21	1,642,500	0.3
2,500,000		Sprint Nextel Corp., 6.000%, 11/15/22	1,887,500	0.4
665,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	699,913	0.1
1,420,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,416,450	0.3
600,000	#	TEGNA, Inc., 5.500%, 09/15/24	585,000	0.1
1,750,000		TEGNA, Inc., 6.375%, 10/15/23	1,841,875	0.4
400,000		T-Mobile USA, Inc., 5.250%, 09/01/18	408,000	0.1
1,000,000		T-Mobile USA, Inc., 6.125%, 01/15/22	967,500	0.2
780,000		T-Mobile USA, Inc., 6.250%, 04/01/21	779,220	0.2
1,000,000		T-Mobile USA, Inc., 6.000%, 03/01/23	967,500	0.2

See Accompanying Notes to Financial Statements

6

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
1,000,000		T-Mobile USA, Inc., 6.633%, 04/28/21	1,005,000	0.2
800,000		T-Mobile USA, Inc., 6.731%, 04/28/22	800,000	0.2
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	248,125	0.0
1,250,000	#	Tribune Media Co., 5.875%, 07/15/22	1,215,625	0.2
3,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,865,000	0.6
1,860,000	#	West Corp., 5.375%, 07/15/22	1,725,150	0.3
1,200,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,191,000	0.2
1,310,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,296,900	0.3
2,045,000		Windstream Corp., 7.500%, 04/01/23	1,523,525	0.3
2,140,000	#	Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,081,150	0.4
			101,290,159	19.6

		Consumer, Cyclical: 16.1%
1,470,000		Affinia Group, Inc., 7.750%, 05/01/21	1,550,850	0.3
1,070,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	1,102,100	0.2
1,000,000		AMC Entertainment, Inc., 5.750%, 06/15/25	975,000	0.2
500,000		AMC Entertainment, Inc., 5.875%, 02/15/22	505,000	0.1
1,340,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,373,500	0.3
2,095,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,178,800	0.4
2,070,000	#	Ashton Woods USA LLC, 6.875%, 02/15/21	1,914,750	0.4
1,320,000		Boyd Gaming Corp., 6.875%, 05/15/23	1,346,400	0.3
1,500,000	#	Building Materials Holding Corp., 9.000%, 09/15/18	1,586,250	0.3
1,920,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	1,833,600	0.4
420,000	#	Caleres, Inc., 6.250%, 08/15/23	423,150	0.1
1,535,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,584,887	0.3
830,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	840,375	0.2
1,080,000	#	CDR DB Sub, Inc., 7.750%, 10/15/20	745,200	0.1
1,365,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,375,237	0.3
1,315,000		Century Communities, Inc., 6.875%, 05/15/22	1,255,825	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
1,800,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,914,660	0.4
1,960,000		Dana Holding Corp., 5.500%, 12/15/24	1,896,300	0.4
415,000	#	Family Tree Escrow LLC, 5.250%, 03/01/20	427,616	0.1
2,085,000	#	Family Tree Escrow LLC, 5.750%, 03/01/23	2,173,613	0.4
205,000		FelCor Lodging L.P., 6.000%, 06/01/25	206,025	0.0
820,000		Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	768,750	0.1
825,000	#	Guitar Center, Inc., 6.500%, 04/15/19	763,125	0.1
900,000	#	Guitar Center, Inc., 9.625%, 04/15/20	760,500	0.1
1,400,000	#	HD Supply, Inc., 5.250%, 12/15/21	1,412,250	0.3
2,690,000	#	Hot Topic, Inc., 9.250%, 06/15/21	2,595,850	0.5
860,000	#	International Game Technology PLC, 5.625%, 02/15/20	838,500	0.2
900,000	#	International Game Technology PLC, 6.250%, 02/15/22	841,500	0.2
865,000	#	International Game Technology PLC, 6.500%, 02/15/25	782,825	0.1
1,980,000		JC Penney Corp., Inc., 8.125%, 10/01/19	1,989,900	0.4
1,450,000		LKQ Corp., 4.750%, 05/15/23	1,402,875	0.3
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,770,000	0.3
1,000,000		Meritage Homes Corp., 7.150%, 04/15/20	1,092,500	0.2
1,065,000		Meritage Homes Corp., 7.000%, 04/01/22	1,154,194	0.2
1,665,000		Meritor, Inc., 6.250%, 02/15/24	1,594,238	0.3
1,000,000		MGM Resorts International, 5.250%, 03/31/20	981,250	0.2
1,500,000		MGM Resorts International, 6.000%, 03/15/23	1,458,750	0.3
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,603,125	0.3
500,000		MGM Resorts International, 8.625%, 02/01/19	551,250	0.1
1,678,000	#	Michaels Stores, Inc., 5.875%, 12/15/20	1,757,705	0.3
1,100,000		NCL Corp. Ltd., 5.000%, 02/15/18	1,119,250	0.2
300,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	307,314	0.1
250,000	#	Neiman Marcus Group LLC., 8.000%, 10/15/21	258,750	0.0
1,750,000	#,&	Neiman Marcus Group LLC., 8.750%, 10/15/21	1,811,250	0.3
1,545,000		Oshkosh Corp., 5.375%, 03/01/22	1,575,900	0.3
400,000	#	Party City Holdings, Inc., 6.125%, 08/15/23	405,000	0.1

See Accompanying Notes to Financial Statements

7

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
2,085,000	#	Rite Aid Corp., 6.125%, 04/01/23	2,077,181	0.4
240,000	#	Rite Aid Corp., 6.875%, 12/15/28	254,400	0.0
1,685,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	1,693,425	0.3
600,000		Ryland Group, Inc., 5.375%, 10/01/22	609,000	0.1
750,000		Ryland Group, Inc., 6.625%, 05/01/20	819,375	0.2
2,000,000	#	Schaeffler Finance BV, 4.250%, 05/15/21	1,930,000	0.4
250,000	#,&	Schaeffler Holding Finance BV, 6.750%, 11/15/22	270,000	0.1
1,351,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,396,596	0.3
790,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	784,075	0.2
1,185,000		Scientific Games International, Inc., 10.000%, 12/01/22	1,036,875	0.2
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	431,550	0.1
420,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	431,550	0.1
2,000,000		Sonic Automotive, Inc., 5.000%, 05/15/23	1,925,000	0.4
1,910,000		Springs Industries, Inc., 6.250%, 06/01/21	1,900,450	0.4
1,100,000		CalAtlantic Group, Inc., 8.375%, 01/15/21	1,298,000	0.2
1,450,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,457,250	0.3
800,000		United Continental Holdings, Inc., 6.375%, 06/01/18	842,000	0.2
1,500,000		US Airways Group, Inc., 6.125%, 06/01/18	1,545,000	0.3
1,830,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	2,013,000	0.4
245,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	238,263	0.0
1,960,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	1,857,100	0.4
1,125,000		Wolverine World Wide, Inc., 6.125%, 10/15/20	1,174,219	0.2
			82,789,998	16.1

		Consumer, Non-cyclical: 22.3%
1,660,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	1,639,250	0.3
1,000,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/23	1,007,500	0.2
1,750,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	1,846,250	0.4
1,061,000	#	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22	1,140,893	0.2
830,000	#	Alere, Inc., 6.375%, 07/01/23	844,525	0.2
1,800,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,759,500	0.3

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,210,000		Amsurg Corp., 5.625%, 11/30/20	1,234,200	0.2
1,805,000		Amsurg Corp., 5.625%, 07/15/22	1,809,512	0.4
1,860,000	#	Anna Merger Sub, Inc., 7.750%, 10/01/22	1,753,050	0.3
1,150,000		ARAMARK Corp., 5.750%, 03/15/20	1,195,827	0.2
2,500,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	2,625,000	0.5
1,320,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	1,194,600	0.2
835,000	#	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	847,525	0.2
1,250,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	1,121,875	0.2
1,836,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17	1,877,310	0.4
1,430,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	1,308,450	0.3
1,913,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,911,804	0.4
1,245,000	#	CEB, Inc., 5.625%, 06/15/23	1,245,000	0.2
710,000	#	Ceridian HCM Holding, Inc., 11.000%, 03/15/21	652,312	0.1
600,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	615,000	0.1
1,000,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	1,023,710	0.2
190,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	198,075	0.0
250,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	260,781	0.0
1,710,000		Cott Beverages, Inc., 6.750%, 01/01/20	1,761,300	0.3
1,340,000		DaVita HealthCare Partners, Inc., 5.125%, 07/15/24	1,318,392	0.3
595,000		DaVita HealthCare Partners, Inc., 5.000%, 05/01/25	572,687	0.1
1,035,000	#	Endo Finance LLC, 5.375%, 01/15/23	997,481	0.2
620,000	#	Endo Finance LLC, 6.000%, 07/15/23	615,350	0.1
1,915,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	1,900,637	0.4
600,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	585,000	0.1
3,120,000		HCA Holdings, Inc., 6.250%, 02/15/21	3,330,600	0.6
1,080,000		HCA, Inc., 5.250%, 04/15/25	1,104,300	0.2
2,815,000		HCA, Inc., 5.375%, 02/01/25	2,800,925	0.5
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,038,500	0.4
1,630,000		HealthSouth Corp., 5.750%, 11/01/24	1,613,700	0.3

See Accompanying Notes to Financial Statements

8

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
250,000	#	HealthSouth Corp., 5.750%, 11/01/24	247,500	0.0
1,500,000		Hertz Corp., 6.750%, 04/15/19	1,530,000	0.3
1,305,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	1,314,787	0.3
1,480,000		Immucor, Inc., 11.125%, 08/15/19	1,531,800	0.3
2,095,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,042,625	0.4
830,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	763,600	0.1
750,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	705,000	0.1
1,150,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	1,198,875	0.2
1,000,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,052,500	0.2
1,248,693		Kindred Healthcare, Inc., 4.250%, 04/09/21	1,247,632	0.2
1,460,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	1,438,100	0.3
1,975,000	#	Logo Merger Sub Corp., 8.375%, 10/15/20	1,984,875	0.4
615,000	#	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23	561,956	0.1
2,080,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,038,400	0.4
2,625,000	#	MPH Acquisition Holdings LLC, 6.625%, 04/01/22	2,631,562	0.5
1,975,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,029,313	0.4
1,500,000	#	Mustang Merger Corp., 8.500%, 08/15/21	1,563,750	0.3
900,000	#	Post Holdings, Inc., 7.750%, 03/15/24	924,750	0.2
900,000	#	Post Holdings, Inc., 8.000%, 07/15/25	928,688	0.2
1,635,000		Quad/Graphics, Inc., 7.000%, 05/01/22	1,471,500	0.3
1,250,000		Reynolds Group Issuer, Inc., 7.875%, 08/15/19	1,300,938	0.3
1,250,000		Reynolds Group Issuer, Inc., 9.000%, 04/15/19	1,265,625	0.2
750,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	777,656	0.1
585,000		RR Donnelley & Sons Co., 6.000%, 04/01/24	540,394	0.1
500,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	471,875	0.1
500,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	486,875	0.1
750,000		RR Donnelley & Sons Co., 7.875%, 03/15/21	782,813	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,495,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	1,537,981	0.3
2,000,000		Service Corp. International/US, 5.375%, 05/15/24	2,092,500	0.4
420,000		ServiceMaster Co., 7.450%, 08/15/27	424,200	0.1
1,050,000	#	Shearer's Foods, LLC / Chip Fin Corp., 9.000%, 11/01/19	1,118,250	0.2
855,000	#	Spectrum Brands, Inc., 5.750%, 07/15/25	876,375	0.2
1,100,000		Spectrum Brands, Inc., 6.375%, 11/15/20	1,169,163	0.2
1,440,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	1,432,800	0.3
1,580,000		Teleflex, Inc., 5.250%, 06/15/24	1,595,800	0.3
1,000,000		Tenet Healthcare Corp., 6.000%, 10/01/20	1,057,500	0.2
595,000		Tenet Healthcare Corp., 6.250%, 11/01/18	636,650	0.1
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,029,313	0.4
1,910,000		Tenet Healthcare Corp., 6.750%, 06/15/23	1,900,450	0.4
1,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	1,065,400	0.2
750,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	787,500	0.2
1,500,000		United Rentals North America, Inc., 6.125%, 06/15/23	1,503,750	0.3
385,000		United Rentals North America, Inc., 7.375%, 05/15/20	406,175	0.1
785,000		United Rentals North America, Inc., 7.625%, 04/15/22	837,988	0.2
1,950,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	1,993,875	0.4
1,250,000		US Foods, Inc., 8.500%, 06/30/19	1,296,875	0.3
1,500,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	1,425,000	0.3
2,000,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	2,065,000	0.4
1,500,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/18	1,529,063	0.3
1,025,000	#	Valeant Pharmaceuticals International, 6.750%, 08/15/21	1,037,813	0.2
490,000	#	VPI Escrow Corp., 6.375%, 10/15/20	488,469	0.1
420,000	#	VRX Escrow Corp., 5.375%, 03/15/20	409,238	0.1
995,000	#	VRX Escrow Corp., 5.875%, 05/15/23	956,444	0.2

See Accompanying Notes to Financial Statements

9

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
920,000	#	VRX Escrow Corp., 6.125%, 04/15/25	883,568	0.2
1,740,000		WhiteWave Foods Co., 5.375%, 10/01/22	1,809,600	0.4
			114,950,950	22.3

		Diversified: 1.6%
1,900,000	&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	1,852,500	0.4
2,595,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	2,630,681	0.5
715,000	#,&	Carlson Travel Holdings, Inc., 7.500%, 08/15/19	718,575	0.1
615,000	#	Horizon Pharma Financing, Inc., 6.625%, 05/01/23	545,044	0.1
1,440,000	#	James Hardie International Finance Ltd, 5.875%, 02/15/23	1,465,200	0.3
779,000	#	The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21	778,026	0.2
			7,990,026	1.6

		Energy: 8.8%
1,055,000		Alta Mesa Holdings / Alta Mesa Finance Services Corp., 9.625%, 10/15/18	561,787	0.1
1,500,000		Antero Resources Corp., 5.125%, 12/01/22	1,297,500	0.3
1,970,000	#	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	1,881,350	0.4
1,600,000		Bonanza Creek Energy, Inc., 6.750%, 04/15/21	1,128,000	0.2
1,290,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%, 04/15/21	1,167,450	0.2
750,000	#	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	692,340	0.1
820,000		Carrizo Oil & Gas, Inc., 6.250%, 04/15/23	723,650	0.1
750,000		Chaparral Energy, Inc., 7.625%, 11/15/22	225,000	0.0
895,000		Chaparral Energy, Inc., 8.250%, 09/01/21	276,913	0.1
2,275,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,596,766	0.3
1,200,000		Chesapeake Energy Corp., 6.625%, 08/15/20	897,744	0.2
1,500,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.125%, 03/01/22	1,306,050	0.3
1,800,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.125%, 04/15/21	1,737,000	0.3
250,000	#	CrownRock L.P. / CrownRock Finance, Inc., 7.750%, 02/15/23	246,250	0.0
1,200,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,215,000	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,240,000		EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 06/15/23	923,800	0.2
820,000	#	Halcon Resources Corp., 8.625%, 02/01/20	684,700	0.1
1,750,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	1,496,250	0.3
500,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	342,500	0.1
500,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 8.000%, 12/01/20	362,500	0.1
1,345,000		Linn Energy LLC / Linn Energy Finance Corp., 6.250%, 11/01/19	363,150	0.1
525,000		Linn Energy LLC / Linn Energy Finance Corp., 7.750%, 02/01/21	123,375	0.0
1,135,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	754,775	0.1
1,500,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 05/01/21	1,020,000	0.2
1,050,000		Memorial Resource Development Corp., 5.875%, 07/01/22	960,750	0.2
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	1,962,525	0.4
1,815,000		Noble Energy, Inc., 5.625%, 05/01/21	1,828,052	0.4
140,000		Noble Energy, Inc., 5.875%, 06/01/24	139,534	0.0
825,000		Northern Oil And Gas, Inc., 8.000%, 06/01/20	617,719	0.1
360,000	#	Paragon Offshore PLC, 6.750%, 07/15/22	50,400	0.0
720,000	#	Paragon Offshore PLC, 7.250%, 08/15/24	100,800	0.0
1,235,000	#	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	1,077,537	0.2
1,655,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,533,038	0.3
360,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.000%, 10/01/22	352,105	0.1
1,950,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,901,250	0.4
360,000		Rose Rock Midstream L.P. / Rose Rock Finance Corp., 5.625%, 07/15/22	318,600	0.1
1,690,000		Sanchez Energy Corp., 6.125%, 01/15/23	1,140,750	0.2
1,995,000		SemGroup Corp., 7.500%, 06/15/21	1,885,275	0.4
1,835,000		Seventy Seven Energy, Inc., 6.500%, 07/15/22	724,825	0.1

See Accompanying Notes to Financial Statements

10

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
600,000		SM Energy Co., 6.500%, 01/01/23	561,000	0.1
1,000,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.500%, 07/01/21	965,000	0.2
405,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	360,369	0.1
500,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	444,900	0.1
520,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	462,696	0.1
188,000		SunCoke Energy, Inc., 7.625%, 08/01/19	190,021	0.0
1,725,000	#	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	1,694,813	0.3
1,645,000	#	Talos Production LLC, 9.750%, 02/15/18	1,126,825	0.2
545,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	521,156	0.1
2,000,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,975,000	0.4
1,865,000		WPX Energy, Inc., 6.000%, 01/15/22	1,613,225	0.3
			45,532,015	8.8

		Financial: 6.9%
2,935,000		AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.500%, 05/15/21	2,938,669	0.6
500,000		Ally Financial, Inc., 3.125%, 01/15/16	498,750	0.1
1,000,000		Ally Financial, Inc., 3.500%, 01/27/19	990,000	0.2
2,000,000		Ally Financial, Inc., 4.125%, 03/30/20	1,983,750	0.4
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,706,250	0.3
735,000		Ally Financial, Inc., 8.000%, 03/15/20	847,087	0.2
540,000		American General Finance Corp., 5.400%, 12/01/15	540,675	0.1
1,850,000		CBRE Services, Inc., 5.250%, 03/15/25	1,879,659	0.4
520,000		CIT Group, Inc., 4.250%, 08/15/17	527,800	0.1
1,500,000		CIT Group, Inc., 5.250%, 03/15/18	1,545,000	0.3
250,000		CIT Group, Inc., 5.375%, 05/15/20	262,500	0.0
250,000		CIT Group, Inc., 5.000%, 05/15/17	256,094	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
810,000		CIT Group, Inc., 5.000%, 08/15/22	811,012	0.2
290,000	#	CIT Group, Inc., 6.625%, 04/01/18	307,400	0.1
1,150,000	#	CNG Holdings, Inc./OH, 9.375%, 05/15/20	615,250	0.1
1,225,000		Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.250%, 10/15/23	1,053,500	0.2
1,650,000		Crown Castle International Corp., 5.250%, 01/15/23	1,751,392	0.3
205,000	#	Energizer Holdings, Inc., 5.500%, 06/15/25	200,131	0.0
1,650,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	1,629,375	0.3
500,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.875%, 03/15/19	502,000	0.1
1,000,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	1,033,750	0.2
1,115,000		International Lease Finance Corp., 5.875%, 08/15/22	1,190,262	0.2
510,000		International Lease Finance Corp., 6.250%, 05/15/19	544,425	0.1
470,000		International Lease Finance Corp., 8.250%, 12/15/20	551,075	0.1
435,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	440,307	0.1
335,000		iStar Financial, Inc., 4.000%, 11/01/17	323,275	0.1
670,000		iStar Financial, Inc., 5.000%, 07/01/19	639,428	0.1
1,965,000		Navient Corp., 5.875%, 10/25/24	1,547,438	0.3
1,320,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	996,600	0.2
500,000	#	Realogy Corp., 7.625%, 01/15/20	523,750	0.1
1,290,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,304,513	0.3
410,000	#	RHP Hotel Properties L.P. / RHP Finance Corp., 5.000%, 04/15/23	410,000	0.1
750,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	783,750	0.2
2,000,000	#,&	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	2,047,500	0.4
400,000		Springleaf Finance Corp., 5.250%, 12/15/19	392,000	0.1
595,000		Springleaf Finance Corp., 6.900%, 12/15/17	623,263	0.1
1,200,000		Synovus Financial Corp., 5.125%, 06/15/17	1,224,000	0.2
			35,421,630	6.9

See Accompanying Notes to Financial Statements

11

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 8.2%
1,509,000		ADS Waste Holdings, Inc., 8.250%, 10/01/20	1,512,772	0.3
370,000	#	AECOM Technology Corp., 5.750%, 10/15/22	373,700	0.1
870,000	#	AECOM Technology Corp., 5.875%, 10/15/24	878,700	0.2
125,000		Allegion PLC, 5.875%, 09/15/23	128,437	0.0
1,165,000		Anixter, Inc., 5.625%, 05/01/19	1,226,163	0.2
1,600,623	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	1,644,640	0.3
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.750%, 01/31/21	1,007,500	0.2
88,235	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	88,676	0.0
830,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	834,150	0.2
1,480,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,221,000	0.2
250,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	245,625	0.1
1,750,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	1,756,563	0.3
1,765,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	1,791,475	0.3
165,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	176,344	0.0
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,425,000	0.3
1,250,000	#	Dematic SA / DH Services Luxembourg Sarl, 7.750%, 12/15/20	1,268,750	0.2
205,000	#	EnerSys, 5.000%, 04/30/23	199,875	0.0
1,250,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	1,112,500	0.2
1,720,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,393,200	0.3
500,000		Headwaters, Inc., 7.250%, 01/15/19	517,500	0.1
880,000	#	JM Huber Corp., 9.875%, 11/01/19	930,802	0.2
1,110,000		Kemet Corp., 10.500%, 05/01/18	1,029,525	0.2
1,265,000	#	Masonite International Corp., 5.625%, 03/15/23	1,296,625	0.3
500,000	#	Milacron LLC / Mcron Finance Corp., 7.750%, 02/15/21	512,500	0.1
1,600,000		Nortek, Inc., 8.500%, 04/15/21	1,688,000	0.3
1,230,000	#	Orbital ATK, Inc., 5.500%, 10/01/23	1,234,613	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
225,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	227,250	0.0
1,975,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	1,998,453	0.4
1,620,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,571,400	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	1,920,000	0.4
1,625,000	#	Sanmina Corp., 4.375%, 06/01/19	1,637,188	0.3
1,030,000		SBA Communications Corp., 4.875%, 07/15/22	1,014,550	0.2
500,000	#	Sealed Air Corp., 4.875%, 12/01/22	496,250	0.1
1,000,000	#	Sealed Air Corp., 5.125%, 12/01/24	982,500	0.2
500,000	#	Sealed Air Corp., 5.500%, 09/15/25	508,750	0.1
820,000	#	TransDigm, Inc., 6.500%, 05/15/25	773,875	0.2
1,000,000		TransDigm, Inc., 6.500%, 07/15/24	944,850	0.2
1,000,000		TransDigm, Inc., 6.000%, 07/15/22	937,500	0.2
1,485,000	#	Waterjet Holdings, Inc., 7.625%, 02/01/20	1,492,425	0.3
1,500,000	#	Wise Metals Group LLC, 8.750%, 12/15/18	1,447,500	0.3
325,000	#	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp., 9.750%, 06/15/19	314,031	0.1
830,000	#	XPO Logistics, Inc., 6.500%, 06/15/22	704,981	0.1
			42,466,138	8.2

		Technology: 5.5%
1,000,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	1,047,500	0.2
1,545,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,645,425	0.3
1,555,000		Aspect Software, Inc., 10.625%, 05/15/17	1,321,750	0.3
1,040,000	#	Audatex North America, Inc., 6.125%, 11/01/23	1,049,100	0.2
770,000	#	Audatex North America, Inc., 6.000%, 06/15/21	774,420	0.2
1,750,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,420,781	0.3
900,000	#,&	Boxer Parent Co., Inc., 9.000%, 10/15/19	642,375	0.1
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,503,750	0.3
800,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	837,000	0.2
500,000	#	Emdeon, Inc., 6.000%, 02/15/21	486,250	0.1
1,795,000		Emdeon, Inc., 11.000%, 12/31/19	1,918,406	0.4
1,395,000	#	Entegris, Inc., 6.000%, 04/01/22	1,421,156	0.3
1,265,000	#	First Data Corp., 5.375%, 08/15/23	1,255,513	0.2

See Accompanying Notes to Financial Statements

12

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
145,000	#	First Data Corp., 8.250%, 01/15/21	150,981	0.0
646,000	#,&	First Data Corp., 8.750%, 01/15/22	676,685	0.1
1,730,000		First Data Corp., 10.625%, 06/15/21	1,900,837	0.4
1,918,000		First Data Corp., 11.750%, 08/15/21	2,133,775	0.4
750,000	#	IMS Health, Inc., 6.000%, 11/01/20	770,625	0.2
1,640,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	1,449,350	0.3
1,000,000	#	Infor US, Inc., 5.750%, 08/15/20	996,875	0.2
590,000	#	MSCI, Inc., 5.250%, 11/15/24	599,588	0.1
625,000	#	MSCI, Inc., 5.750%, 08/15/25	631,250	0.1
750,000		NCR Corp., 5.000%, 07/15/22	713,438	0.1
1,300,000		NCR Corp., 6.375%, 12/15/23	1,278,875	0.2
1,720,000	#	Open Text Corp., 5.625%, 01/15/23	1,710,325	0.3
105,000	#	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23	107,100	0.0
			28,443,130	5.5

		Utilities: 2.1%
710,000		AES Corp., 7.375%, 07/01/21	740,175	0.1
415,000	#	Altice US Finance SA, 7.750%, 07/15/25	367,275	0.1
1,225,000		Calpine Corp., 5.375%, 01/15/23	1,148,437	0.2
1,725,000		Calpine Corp., 5.750%, 01/15/25	1,619,344	0.3
750,000	#	Calpine Corp., 6.000%, 01/15/22	780,937	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	503,750	0.1
1,000,000		DPL, Inc., 7.250%, 10/15/21	997,500	0.2
1,500,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,563,750	0.3
1,500,000		NRG Energy, Inc., 6.250%, 05/01/24	1,331,250	0.3
1,000,000		NRG Energy, Inc., 6.250%, 07/15/22	915,000	0.2
830,000		NRG Energy, Inc., 7.875%, 05/15/21	845,563	0.2
			10,812,981	2.1

	Total Corporate Bonds/Notes
	(Cost $527,595,505)		499,075,131	96.8

Shares		Value	Percentage of Net Assets
COMMON STOCK: –%
Consumer Discretionary: –%
195	@ American Media, Inc.	–	–

Total Common Stock
	(Cost $7,957)	–	–

Total Long-Term Investments
	(Cost $527,603,462)	499,075,131	96.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Commercial Paper: 1.9%
2,000,000	Campbell Soup, 0.180%, 10/06/15	1,999,940	0.4
3,000,000	Hewlett Packard, 0.070%, 10/05/15	2,999,970	0.5
2,500,000	Medtronic, 0.230%, 10/14/15	2,499,775	0.5
2,500,000	Monsanto Company, 0.310%, 11/16/15	2,499,000	0.5
		9,998,685	1.9

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.1%
328,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.110%††
	(Cost $328,000)	328,000	0.1

	Total Short-Term Investments
	(Cost $10,325,354)	10,326,685	2.0

	Total Investments in Securities (Cost $537,928,816)	$509,401,816	98.8
	Assets in Excess of Other Liabilities	6,285,067	1.2
	Net Assets	$515,686,883	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
±	Defaulted security

Cost for federal income tax purposes is $537,964,120.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,951,774
Gross Unrealized Depreciation	(32,514,078)

Net Unrealized Depreciation	$(28,562,304)

See Accompanying Notes to Financial Statements

13

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 33.4%
		Basic Materials: 1.5%
1,440,000		Agrium, Inc., 3.375%, 03/15/25	1,366,597	0.0
1,965,000		Agrium, Inc., 5.250%, 01/15/45	2,038,342	0.1
510,000		Albemarle Corp., 3.000%, 12/01/19	512,742	0.0
2,564,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	2,399,299	0.1
2,000,000		ArcelorMittal, 6.250%, 03/01/21	1,807,500	0.1
1,373,000		Barrick Gold Corp., 4.100%, 05/01/23	1,230,240	0.0
1,484,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	1,507,513	0.1
1,200,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,154,844	0.0
2,020,000		Eastman Chemical Co., 2.700%, 01/15/20	2,020,321	0.1
1,680,000		Eastman Chemical Co., 3.800%, 03/15/25	1,643,878	0.1
2,110,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	1,371,500	0.0
1,861,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19	1,872,214	0.1
1,960,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	1,985,525	0.1
1,860,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	1,862,831	0.1
1,334,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	1,362,995	0.0
2,994,000	#,L	Glencore Funding LLC, 2.875%, 04/16/20	2,397,643	0.1
1,126,000		Goldcorp, Inc., 3.700%, 03/15/23	1,053,877	0.0
2,010,000	L	Huntsman International LLC, 4.875%, 11/15/20	1,756,539	0.1
3,724,000		LYB International Finance BV, 4.000%, 07/15/23	3,748,835	0.1
1,770,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,786,107	0.1
1,206,000		Monsanto Co., 4.400%, 07/15/44	1,046,405	0.0
2,810,000		PolyOne Corp., 5.250%, 03/15/23	2,670,905	0.1
2,513,000		Rockwood Specialties Group, Inc., 4.625%, 10/15/20	2,601,860	0.1
1,700,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	1,342,818	0.0
778,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	646,068	0.0
			43,187,398	1.5

		Communications: 4.8%
3,132,000		21st Century Fox America, Inc., 3.000%, 09/15/22	3,091,788	0.1
2,455,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	2,298,027	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
800,000	#	Altice Financing SA, 6.625%, 02/15/23	770,000	0.0
2,824,000		AT&T, Inc., 3.400%, 05/15/25	2,702,102	0.1
3,018,000	L	AT&T, Inc., 3.900%, 03/11/24	3,075,602	0.1
3,215,000		AT&T, Inc., 4.800%, 06/15/44	2,989,310	0.1
1,043,000		AT&T, Inc., 5.350%, 09/01/40	1,034,346	0.0
740,000		Cablevision Systems Corp., 8.625%, 09/15/17	773,300	0.0
2,098,000		CBS Corp., 2.300%, 08/15/19	2,083,029	0.1
3,488,000		CBS Corp., 3.700%, 08/15/24	3,425,021	0.1
1,025,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	1,032,728	0.0
2,500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	2,312,500	0.1
475,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	453,031	0.0
2,459,000	#	CCO Safari II LLC, 4.464%, 07/23/22	2,461,803	0.1
3,537,000	#	CCO Safari II LLC, 4.908%, 07/23/25	3,526,895	0.1
920,000		CenturyLink, Inc., 6.750%, 12/01/23	802,700	0.0
2,300,000		Cisco Systems, Inc., 3.500%, 06/15/25	2,377,418	0.1
1,160,000		Cisco Systems, Inc., 3.000%, 06/15/22	1,183,587	0.0
2,696,000	#	Cox Communications, Inc., 3.850%, 02/01/25	2,559,785	0.1
772,000	#	Cox Communications, Inc., 4.500%, 06/30/43	629,509	0.0
2,000,000		CSC Holdings LLC, 5.250%, 06/01/24	1,582,500	0.1
1,683,000		Digicel Ltd., 6.000%, 04/15/21	1,535,738	0.1
707,000	#	Digicel Ltd., 6.750%, 03/01/23	639,835	0.0
4,854,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	4,894,036	0.2
1,500,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,415,196	0.0
510,000		DISH DBS Corp., 4.250%, 04/01/18	496,613	0.0
1,500,000		DISH DBS Corp., 5.875%, 07/15/22	1,327,500	0.0
1,542,000		eBay, Inc., 2.875%, 08/01/21	1,505,613	0.1
1,605,000		eBay, Inc., 3.450%, 08/01/24	1,529,613	0.1
2,391,000		eBay, Inc., 4.000%, 07/15/42	1,851,361	0.1
2,463,000		Equinix, Inc., 5.375%, 04/01/23	2,421,375	0.1
2,135,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	1,966,869	0.1
1,380,000	#	Millicom International Cellular SA, 4.750%, 05/22/20	1,325,076	0.0

See Accompanying Notes to Financial Statements

14

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
2,000,000	#	Millicom International Cellular SA, 6.625%, 10/15/21	1,988,000	0.1
699,000		Motorola Solutions, Inc., 3.500%, 03/01/23	631,160	0.0
671,000		Motorola Solutions, Inc., 3.750%, 05/15/22	625,931	0.0
851,000		Motorola Solutions, Inc., 4.000%, 09/01/24	769,636	0.0
2,575,000		Netflix, Inc., 5.750%, 03/01/24	2,639,375	0.1
2,385,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	2,316,431	0.1
770,000	#,L	Sable International Finance Ltd., 8.750%, 02/01/20	811,388	0.0
860,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	861,644	0.0
1,650,000		Scripps Networks Interactive, Inc., 3.900%, 11/15/24	1,622,844	0.1
3,000,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	2,737,500	0.1
2,640,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	2,692,800	0.1
2,110,000	#	SoftBank Group Corp., 4.500%, 04/15/20	2,048,599	0.1
2,035,000		TEGNA, Inc., 6.375%, 10/15/23	2,141,838	0.1
2,600,000	#,L	Telefonica Chile SA, 3.875%, 10/12/22	2,540,158	0.1
625,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	639,597	0.0
1,428,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	1,443,015	0.1
2,812,000		Time Warner Cable, Inc., 4.050%, 12/15/23	2,899,211	0.1
1,881,000		Time Warner Cable, Inc., 5.350%, 12/15/43	1,987,438	0.1
2,131,000		Time Warner Cable, Inc., 5.500%, 09/01/41	1,915,716	0.1
2,566,000		Time Warner Cable, Inc., 5.875%, 11/15/40	2,451,359	0.1
1,251,000		Time Warner Cable, Inc., 6.500%, 11/15/36	1,458,680	0.1
1,000,000		T-Mobile USA, Inc., 5.250%, 09/01/18	1,020,000	0.0
575,000		T-Mobile USA, Inc., 6.250%, 04/01/21	574,425	0.0
1,435,000		T-Mobile USA, Inc., 6.625%, 04/01/23	1,424,238	0.1
1,395,000	#	Univision Communications, Inc., 5.125%, 02/15/25	1,311,300	0.0
2,350,000	#	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,220,750	0.1
2,720,000		Verizon Communications, Inc., 3.000%, 11/01/21	2,716,516	0.1
4,186,000		Verizon Communications, Inc., 3.500%, 11/01/24	4,134,663	0.1
7,358,000		Verizon Communications, Inc., 4.150%, 03/15/24	7,626,957	0.3
1,042,000		Verizon Communications, Inc., 4.862%, 08/21/46	978,755	0.0
1,206,000		Verizon Communications, Inc., 5.012%, 08/21/54	1,107,542	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
2,897,000		Verizon Communications, Inc., 5.050%, 03/15/34	2,887,243	0.1
4,814,000		Verizon Communications, Inc., 5.150%, 09/15/23	5,319,638	0.2
1,205,000		Verizon Communications, Inc., 6.550%, 09/15/43	1,431,446	0.1
2,490,000		Walt Disney Co., 3.150%, 09/17/25	2,532,011	0.1
			134,581,610	4.8

		Consumer, Cyclical: 1.7%
3,715,000		American Airlines 2015-2 Class A Pass Through Trust, 4.000%, 03/22/29	3,696,425	0.1
2,970,000		American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/29	2,980,989	0.1
1,375,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,419,687	0.1
500,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	503,750	0.0
2,074,000		CVS Health Corp., 3.500%, 07/20/22	2,143,595	0.1
3,670,000		CVS Health Corp., 5.125%, 07/20/45	3,964,844	0.1
1,601,000		Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/25	1,611,006	0.1
1,466,000		Ford Motor Co., 4.750%, 01/15/43	1,381,048	0.1
3,020,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	3,013,613	0.1
1,065,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,277,603	0.0
2,091,000		Ford Motor Credit Co. LLC, 2.597%, 11/04/19	2,071,688	0.1
1,335,000		General Motors Co., 4.875%, 10/02/23	1,362,040	0.0
2,666,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	2,585,274	0.1
1,608,000		Johnson Controls, Inc., 4.625%, 07/02/44	1,482,076	0.1
2,623,000		Kohl's Corp., 4.750%, 12/15/23	2,788,126	0.1
3,072,000		Kohl's Corp., 5.550%, 07/17/45	3,021,893	0.1
900,000		Lennar Corp., 4.750%, 12/15/17	928,687	0.0
4,510,000		McDonald's Corp., 3.375%, 05/26/25	4,538,449	0.2
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	1,867,980	0.1
335,000		Ryland Group, Inc., 6.625%, 05/01/20	365,988	0.0
1,680,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	1,736,700	0.1
863,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	983,820	0.0
968,000		Yum! Brands, Inc., 5.350%, 11/01/43	933,326	0.0
			46,658,607	1.7

		Consumer, Non-cyclical: 6.5%
2,770,000		AbbVie, Inc., 2.500%, 05/14/20	2,757,873	0.1

See Accompanying Notes to Financial Statements

15

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,510,000		AbbVie, Inc., 3.200%, 11/06/22	1,502,905	0.1
1,950,000		AbbVie, Inc., 3.600%, 05/14/25	1,929,921	0.1
2,020,000		AbbVie, Inc., 4.700%, 05/14/45	1,968,747	0.1
3,053,000		Actavis Funding SCS, 3.450%, 03/15/22	3,015,640	0.1
4,600,000		Actavis Funding SCS, 3.850%, 06/15/24	4,496,569	0.2
3,111,000		Actavis Funding SCS, 4.850%, 06/15/44	2,847,523	0.1
3,661,000		Altria Group, Inc., 2.625%, 01/14/20	3,703,812	0.1
1,951,000		Altria Group, Inc., 5.375%, 01/31/44	2,130,231	0.1
1,950,000		AmerisourceBergen Corp., 3.250%, 03/01/25	1,901,170	0.1
785,000		Amgen, Inc., 3.875%, 11/15/21	828,328	0.0
2,901,000		Amsurg Corp., 5.625%, 07/15/22	2,908,253	0.1
827,000		Anthem, Inc., 3.500%, 08/15/24	820,523	0.0
2,920,000		Automatic Data Processing, Inc., 3.375%, 09/15/25	2,972,691	0.1
2,180,000	#	BAT International Finance PLC, 3.500%, 06/15/22	2,244,136	0.1
2,506,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	2,547,637	0.1
1,983,000		Becton Dickinson and Co., 1.800%, 12/15/17	1,992,760	0.1
1,983,000		Becton Dickinson and Co., 2.675%, 12/15/19	2,008,468	0.1
3,085,000		Becton Dickinson and Co., 3.734%, 12/15/24	3,147,795	0.1
3,710,000		Biogen, Inc., 4.050%, 09/15/25	3,757,918	0.1
1,882,000		Cardinal Health, Inc., 2.400%, 11/15/19	1,906,859	0.1
3,463,000		Celgene Corp., 2.250%, 05/15/19	3,503,458	0.1
2,858,000		Celgene Corp., 3.875%, 08/15/25	2,865,582	0.1
1,730,000		Danaher Corp., 2.400%, 09/15/20	1,747,433	0.1
1,240,000		Danaher Corp., 3.350%, 09/15/25	1,267,007	0.0
1,140,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	1,169,100	0.0
3,107,000		General Mills, Inc., 2.200%, 10/21/19	3,139,751	0.1
2,210,000		Gilead Sciences, Inc., 3.500%, 02/01/25	2,229,192	0.1
6,110,000		Gilead Sciences, Inc., 3.650%, 03/01/26	6,138,491	0.2
1,005,000		HCA, Inc., 5.250%, 04/15/25	1,027,613	0.0
1,500,000		HCA, Inc., 5.875%, 03/15/22	1,612,500	0.1
2,695,000		HealthSouth Corp., 5.125%, 03/15/23	2,604,044	0.1
3,120,000	#	HJ Heinz Co., 2.800%, 07/02/20	3,144,077	0.1
5,430,000	#	HJ Heinz Co., 3.950%, 07/15/25	5,569,209	0.2
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,139,197	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
2,030,000	#	Imperial Tobacco Finance PLC, 2.950%, 07/21/20	2,044,480	0.1
2,290,000	#	Imperial Tobacco Finance PLC, 3.750%, 07/21/22	2,315,330	0.1
1,300,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	1,196,000	0.0
3,781,000		Kroger Co., 2.300%, 01/15/19	3,805,830	0.1
1,983,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	2,004,069	0.1
4,638,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	4,654,154	0.2
3,944,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	3,881,389	0.1
2,289,000		McKesson Corp., 2.284%, 03/15/19	2,295,897	0.1
464,000		Medtronic, Inc., 2.750%, 04/01/23	456,203	0.0
2,493,000		Medtronic, Inc., 3.150%, 03/15/22	2,531,116	0.1
4,121,000		Medtronic, Inc., 3.500%, 03/15/25	4,211,678	0.2
1,155,000		Medtronic, Inc., 3.625%, 03/15/24	1,194,049	0.0
1,895,000		Medtronic, Inc., 4.375%, 03/15/35	1,920,336	0.1
1,980,000		Merck & Co., Inc., 1.850%, 02/10/20	1,985,792	0.1
5,080,000		Merck & Co., Inc., 2.350%, 02/10/22	5,012,207	0.2
2,170,000		Merck & Co., Inc., 2.750%, 02/10/25	2,115,650	0.1
4,141,000		Perrigo Finance plc, 3.900%, 12/15/24	4,087,941	0.1
2,719,000		Pfizer, Inc., 3.400%, 05/15/24	2,776,686	0.1
2,701,000		Philip Morris International, Inc., 3.375%, 08/11/25	2,715,653	0.1
3,636,000		Philip Morris International, Inc., 4.250%, 11/10/44	3,523,546	0.1
1,160,000		Reynolds American, Inc., 4.450%, 06/12/25	1,216,608	0.0
1,050,000		Reynolds American, Inc., 5.700%, 08/15/35	1,144,946	0.0
1,369,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	1,291,994	0.0
1,434,000		St Jude Medical, Inc., 3.250%, 04/15/23	1,414,562	0.1
1,320,000		St Jude Medical, Inc., 4.750%, 04/15/43	1,301,516	0.1
3,277,000		Synchrony Financial, 3.750%, 08/15/21	3,315,003	0.1
1,370,000		Synchrony Financial, 3.000%, 08/15/19	1,382,163	0.1
2,473,000		Synchrony Financial, 4.250%, 08/15/24	2,469,251	0.1
2,480,000		Sysco Corp., 2.600%, 10/01/20	2,484,010	0.1
2,405,000		Tenet Healthcare Corp., 6.000%, 10/01/20	2,543,288	0.1
3,236,000		Tyson Foods, Inc., 3.950%, 08/15/24	3,303,480	0.1
1,236,000		Tyson Foods, Inc., 5.150%, 08/15/44	1,302,325	0.1

See Accompanying Notes to Financial Statements

16

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,140,000		UnitedHealth Group, Inc., 4.750%, 07/15/45	1,207,509	0.0
2,400,000		UnitedHealth Group, Inc., 3.750%, 07/15/25	2,484,845	0.1
3,000,000	#	Universal Health Services, Inc., 4.750%, 08/01/22	3,067,500	0.1
1,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	952,500	0.0
915,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	943,594	0.0
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	996,875	0.0
1,753,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	1,785,260	0.1
1,780,000		Zimmer Biomet Holdings, Inc., 4.450%, 08/15/45	1,653,002	0.1
1,267,000		Zoetis, Inc., 1.875%, 02/01/18	1,263,814	0.0
			180,798,464	6.5

		Diversified: 0.1%
2,760,000		MUFG Americas Holdings Corp., 2.250%, 02/10/20	2,753,809	0.1
1,445,000	#	Nemak SA de CV, 5.500%, 02/28/23	1,423,325	0.0
			4,177,134	0.1

		Energy: 3.4%
870,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	939,275	0.0
870,000		Antero Resources Corp., 5.375%, 11/01/21	769,950	0.0
850,000	#	Antero Resources Corp., 5.625%, 06/01/23	750,125	0.0
3,930,000		BP Capital Markets PLC, 2.315%, 02/13/20	3,947,304	0.1
1,876,000		BP Capital Markets PLC, 3.062%, 03/17/22	1,882,200	0.1
5,268,000		Cenovus Energy, Inc., 3.800%, 09/15/23	4,963,557	0.2
2,120,000	#	Columbia Pipeline Group, Inc., 4.500%, 06/01/25	2,062,724	0.1
1,678,000		ConocoPhillips Co., 3.350%, 11/15/24	1,641,854	0.1
1,678,000		ConocoPhillips Co., 4.300%, 11/15/44	1,593,404	0.1
1,549,000	L	Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	1,341,522	0.1
1,843,000		El Paso Pipeline Partners Operating Co. LLC, 4.300%, 05/01/24	1,686,102	0.1
1,652,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24	1,459,978	0.1
1,402,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44	1,042,739	0.0
1,523,000		Enbridge Energy Partners, 9.875%, 03/01/19	1,840,239	0.1
891,000		Enbridge, Inc., 3.500%, 06/10/24	807,412	0.0
504,000		Enbridge, Inc., 4.500%, 06/10/44	395,166	0.0
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,083,375	0.0
1,217,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,216,841	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
2,074,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	1,846,459	0.1
1,244,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	1,485,341	0.1
1,706,000	L	Ensco PLC, 4.500%, 10/01/24	1,262,914	0.1
2,170,000		Enterprise Products Operating LLC, 3.700%, 02/15/26	2,055,799	0.1
1,270,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	1,216,233	0.0
2,020,000		Enterprise Products Operating LLC, 4.900%, 05/15/46	1,820,824	0.1
1,231,000		EQT Midstream Partners L.P., 4.000%, 08/01/24	1,089,036	0.0
1,810,000		FMC Technologies, Inc., 3.450%, 10/01/22	1,694,911	0.1
1,254,000		Halliburton Co., 4.750%, 08/01/43	1,248,722	0.1
285,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	243,675	0.0
1,270,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	1,156,699	0.0
1,766,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	1,426,207	0.1
3,848,000		Kinder Morgan, Inc./DE, 4.300%, 06/01/25	3,464,897	0.1
1,310,000		Kinder Morgan, Inc./DE, 5.050%, 02/15/46	1,023,314	0.0
2,620,000		Marathon Oil Corp., 3.850%, 06/01/25	2,336,891	0.1
1,070,000		Marathon Oil Corp., 5.200%, 06/01/45	906,072	0.0
2,627,000		Marathon Petroleum Corp., 4.750%, 09/15/44	2,344,892	0.1
863,000		Marathon Petroleum Corp., 5.000%, 09/15/54	757,570	0.0
2,254,000		Marathon Petroleum Corp., 6.500%, 03/01/41	2,401,869	0.1
2,500,000		Newfield Exploration Co., 5.375%, 01/01/26	2,300,000	0.1
3,118,000		Occidental Petroleum Corp., 3.500%, 06/15/25	3,114,227	0.1
650,000		ONEOK Partners L.P., 2.000%, 10/01/17	646,164	0.0
663,000		ONEOK Partners L.P., 3.375%, 10/01/22	597,449	0.0
1,443,000		Phillips 66, 2.950%, 05/01/17	1,476,817	0.1
2,530,000		Phillips 66, 4.875%, 11/15/44	2,448,855	0.1
1,145,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,060,622	0.0
1,145,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	1,113,513	0.0
1,220,000		Rowan Cos, Inc., 5.850%, 01/15/44	764,585	0.0
3,840,000		Shell International Finance BV, 3.250%, 05/11/25	3,806,627	0.1

See Accompanying Notes to Financial Statements

17

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
910,000		Shell International Finance BV, 4.375%, 05/11/45	899,705	0.0
2,017,000		Spectra Energy Partners L.P., 3.500%, 03/15/25	1,887,676	0.1
4,025,000		Statoil ASA, 2.450%, 01/17/23	3,844,825	0.1
850,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	774,768	0.0
910,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/45	742,343	0.0
790,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16	812,713	0.0
1,070,000		Transocean, Inc., 4.300%, 10/15/22	666,075	0.0
1,285,000		Williams Cos, Inc., 4.550%, 06/24/24	1,021,021	0.0
4,626,000		Williams Partners L.P., 3.600%, 03/15/22	4,265,376	0.2
2,600,000	#	YPF SA, 8.875%, 12/19/18	2,561,000	0.1
			94,010,453	3.4

		Financial: 10.6%
2,780,000	#	ABN AMRO Bank NV, 4.750%, 07/28/25	2,765,700	0.1
3,513,600		Aegon NV, 2.619%, 07/29/49	2,807,328	0.1
2,194,000		American International Group, Inc., 3.750%, 07/10/25	2,233,457	0.1
2,876,000		American International Group, Inc., 3.875%, 01/15/35	2,655,615	0.1
88,000		American International Group, Inc., 8.175%, 05/15/68	116,600	0.0
2,195,000		Air Lease Corp., 3.750%, 02/01/22	2,186,716	0.1
1,100,000		Air Lease Corp., 3.875%, 04/01/21	1,116,500	0.0
2,568,000		Air Lease Corp., 4.250%, 09/15/24	2,523,060	0.1
2,894,000		American Tower Corp., 3.400%, 02/15/19	2,981,523	0.1
2,961,000		American Tower Corp., 3.450%, 09/15/21	2,978,597	0.1
1,410,000		American Tower Corp., 4.500%, 01/15/18	1,484,148	0.0
1,594,000		AvalonBay Communities, Inc., 3.500%, 11/15/24	1,592,561	0.1
400,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	402,074	0.0
4,370,000		Bank of America Corp., 3.875%, 08/01/25	4,440,243	0.2
1,760,000		Bank of America Corp., 3.950%, 04/21/25	1,716,266	0.1
1,973,000		Bank of America Corp., 4.125%, 01/22/24	2,066,950	0.1
2,540,000		Bank of America Corp., 4.250%, 10/22/26	2,517,727	0.1
3,564,000		Bank of America Corp., 4.200%, 08/26/24	3,564,043	0.1
1,725,000		Bank of America Corp., 4.000%, 04/01/24	1,779,417	0.1
1,100,000		Bank of America Corp., 4.750%, 04/21/45	1,059,088	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
3,158,000	#	Barclays Bank PLC, 6.050%, 12/04/17	3,418,702	0.1
2,034,000		Barclays PLC, 3.650%, 03/16/25	1,945,476	0.1
3,718,000	#	BNP Paribas SA, 4.375%, 09/28/25	3,633,635	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,357,822	0.0
3,034,000	#	BPCE SA, 5.150%, 07/21/24	3,090,275	0.1
2,111,000	#	BPCE SA, 5.700%, 10/22/23	2,230,658	0.1
2,580,000		Capital One NA/Mclean VA, 1.650%, 02/05/18	2,562,433	0.1
3,020,000		Citigroup, Inc., 1.800%, 02/05/18	3,018,786	0.1
1,682,000		Citigroup, Inc., 3.500%, 05/15/23	1,640,698	0.1
2,077,000		Citigroup, Inc., 4.000%, 08/05/24	2,059,435	0.1
4,457,000		Citigroup, Inc., 5.500%, 09/13/25	4,874,920	0.2
783,000		Citigroup, Inc., 6.675%, 09/13/43	962,672	0.0
5,130,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	5,125,311	0.2
3,057,000		Comerica, Inc., 3.800%, 07/22/26	3,056,948	0.1
3,282,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.375%, 08/04/25	3,292,246	0.1
1,490,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	1,638,590	0.1
1,660,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,047,195	0.1
2,886,000		Corporate Office Properties L.P., 3.700%, 06/15/21	2,834,736	0.1
3,890,000	#	Credit Agricole SA, 4.375%, 03/17/25	3,762,509	0.1
4,386,000	#	Credit Suisse AG, 6.500%, 08/08/23	4,734,139	0.2
2,699,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.750%, 03/26/25	2,627,404	0.1
3,190,000	#	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	3,197,793	0.1
3,014,000		Credit Suisse/New York NY, 1.750%, 01/29/18	3,015,296	0.1
6,923,000		Deutsche Bank AG/London, 1.875%, 02/13/18	6,903,899	0.2
4,567,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	4,542,909	0.2
805,000		Discover Financial Services, 3.850%, 11/21/22	798,048	0.0

See Accompanying Notes to Financial Statements

18

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
367,000		Discover Financial Services, 6.450%, 06/12/17	395,674	0.0
1,840,000		Equity One, Inc., 3.750%, 11/15/22	1,805,601	0.1
1,850,000		Essex Portfolio L.P., 3.500%, 04/01/25	1,800,962	0.1
4,104,000		Fifth Third Bancorp, 4.500%, 06/01/18	4,369,295	0.1
1,828,000		General Electric Capital Corp., 5.300%, 02/11/21	2,104,417	0.1
1,200,000		General Electric Capital Corp., 6.250%, 12/15/49	1,303,500	0.0
1,700,000		General Electric Capital Corp., 7.125%, 12/15/49	1,965,625	0.1
3,405,000		Goldman Sachs Group, Inc., 2.600%, 04/23/20	3,413,696	0.1
2,048,000		Goldman Sachs Group, Inc., 2.900%, 07/19/18	2,101,031	0.1
7,018,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	7,164,571	0.2
2,626,000		Goldman Sachs Group, Inc., 4.000%, 03/03/24	2,706,749	0.1
1,523,000		Goldman Sachs Group, Inc., 5.150%, 05/22/45	1,501,370	0.0
998,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,193,292	0.0
593,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	765,893	0.0
1,763,000	#	HBOS PLC, 6.750%, 05/21/18	1,947,688	0.1
3,158,000		HCP, Inc., 3.875%, 08/15/24	3,096,555	0.1
2,700,000		HCP, Inc., 4.000%, 06/01/25	2,658,482	0.1
2,544,000	L	HSBC Holdings PLC, 5.625%, 12/29/49	2,451,780	0.1
2,578,000		HSBC Holdings PLC, 6.375%, 03/29/49	2,465,212	0.1
3,121,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	3,156,061	0.1
2,100,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	2,205,351	0.1
1,037,000	#	International Lease Finance Corp., 7.125%, 09/01/18	1,144,444	0.0
2,416,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	2,505,921	0.1
3,100,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	3,307,706	0.1
1,858,000		JPMorgan Chase & Co., 3.125%, 01/23/25	1,796,210	0.1
2,207,000		JPMorgan Chase & Co., 3.875%, 09/10/24	2,190,867	0.1
3,256,000		JPMorgan Chase & Co., 3.900%, 07/15/25	3,334,847	0.1
3,727,000		JPMorgan Chase & Co., 4.125%, 12/15/26	3,722,267	0.1
1,755,000		JPMorgan Chase & Co., 6.100%, 10/29/49	1,745,786	0.1
1,643,000		JPMorgan Chase & Co., 6.000%, 12/29/49	1,621,436	0.1
1,202,000		JPMorgan Chase & Co., 6.125%, 12/29/49	1,202,000	0.0
2,989,000		KeyBank NA/Cleveland OH, 2.250%, 03/16/20	2,985,138	0.1
2,929,000		KeyBank NA/Cleveland OH, 3.300%, 06/01/25	2,906,160	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,705,000		Kimco Realty Corp., 3.125%, 06/01/23	1,658,148	0.1
2,876,000		Manufacturers & Traders Trust Co., 2.100%, 02/06/20	2,860,769	0.1
3,294,000		MetLife, Inc., 4.875%, 11/13/43	3,482,506	0.1
1,881,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	1,846,691	0.1
1,353,000		Morgan Stanley, 2.125%, 04/25/18	1,361,564	0.0
4,630,000		Morgan Stanley, 2.800%, 06/16/20	4,666,383	0.2
4,721,000		Morgan Stanley, 3.875%, 04/29/24	4,829,186	0.2
1,607,000		Morgan Stanley, 3.950%, 04/23/27	1,551,955	0.0
3,600,000		Morgan Stanley, 4.000%, 07/23/25	3,685,208	0.1
2,228,000		Morgan Stanley, 5.000%, 11/24/25	2,374,596	0.1
435,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	456,206	0.0
1,345,000	#	Nordea Bank AB, 6.125%, 12/29/49	1,329,869	0.0
1,843,000		PNC Bank NA, 2.250%, 07/02/19	1,855,566	0.1
868,000		PNC Bank NA, 4.200%, 11/01/25	913,361	0.0
2,680,000		Principal Financial Group, Inc., 3.400%, 05/15/25	2,643,179	0.1
1,147,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	1,177,398	0.0
3,914,000		Santander Bank NA, 2.000%, 01/12/18	3,902,970	0.1
1,960,000		Santander Holdings USA, Inc./PA, 2.650%, 04/17/20	1,926,568	0.1
4,103,000	#	Santander UK Group Holdings PLC, 4.750%, 09/15/25	4,076,667	0.1
2,470,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.250%, 10/28/25	2,381,342	0.1
2,893,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	2,857,017	0.1
3,328,000		Simon Property Group L.P., 3.500%, 09/01/25	3,338,120	0.1
2,332,000		Simon Property Group L.P., 4.250%, 10/01/44	2,271,580	0.1
2,453,000	#	Societe Generale SA, 4.250%, 04/14/25	2,330,451	0.1
5,225,000		Sumitomo Mitsui Banking Corp., 2.450%, 01/16/20	5,259,234	0.2
1,860,000		Synchrony Financial, 2.700%, 02/03/20	1,840,941	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,693,705	0.1
3,719,000	#	UBS Group Funding Jersey Ltd., 4.125%, 09/24/25	3,711,514	0.1
1,707,000		Vornado Realty L.P., 2.500%, 06/30/19	1,705,698	0.1
1,240,000		Washington Real Estate Investment Trust, 3.950%, 10/15/22	1,250,787	0.0

See Accompanying Notes to Financial Statements

19

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
2,052,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	2,044,319	0.1
2,181,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	2,151,735	0.1
2,110,000		Wells Fargo & Co., 3.900%, 05/01/45	1,949,946	0.1
5,042,000		Wells Fargo & Co., 4.100%, 06/03/26	5,095,400	0.2
2,801,000		Wells Fargo & Co., 4.650%, 11/04/44	2,758,542	0.1
2,409,000		Wells Fargo & Co., 5.900%, 12/29/49	2,415,023	0.1
2,452,000		Wells Fargo & Co., 4.300%, 07/22/27	2,503,610	0.1
2,030,000		XLIT Ltd., 5.500%, 03/31/45	1,918,399	0.1
			296,471,888	10.6

		Industrial: 1.0%
1,872,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19	1,885,954	0.1
1,288,000		Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	1,269,109	0.0
1,175,000		Case New Holland, Inc., 7.875%, 12/01/17	1,245,500	0.0
2,449,000	#,L	Cemex SAB de CV, 6.125%, 05/05/25	2,234,712	0.1
640,000		Cummins, Inc., 4.875%, 10/01/43	686,908	0.0
2,319,000		Eaton Corp., 1.500%, 11/02/17	2,317,595	0.1
3,108,000		Emerson Electric Co., 2.625%, 12/01/21	3,143,671	0.1
1,508,000		Harris Corp., 3.832%, 04/28/25	1,479,933	0.1
3,108,000		Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	3,225,924	0.1
1,163,000		Jabil Circuit, Inc., 7.750%, 07/15/16	1,206,612	0.0
2,940,000		Lockheed Martin Corp., 3.800%, 03/01/45	2,680,977	0.1
2,250,000	#	Siemens Financieringsmaatschappij NV, 3.250%, 05/27/25	2,255,672	0.1
1,457,000		Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	1,458,055	0.1
2,460,000		Tyco International Finance SA, 3.900%, 02/14/26	2,497,212	0.1
			27,587,834	1.0

		Technology: 2.2%
6,040,000		Apple, Inc., 1.550%, 02/07/20	5,978,845	0.2
2,930,000		Apple, Inc., 2.150%, 02/09/22	2,859,718	0.1
890,000		Apple, Inc., 2.500%, 02/09/25	846,798	0.0
945,000		Apple, Inc., 4.450%, 05/06/44	943,390	0.0
2,110,000		Applied Materials, Inc., 3.900%, 10/01/25	2,106,375	0.1
2,458,000		Fidelity National Information Services, Inc., 3.500%, 04/15/23	2,339,859	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
825,000		Hewlett-Packard Co., 2.600%, 09/15/17	837,636	0.0
2,673,000		Hewlett-Packard Co., 3.000%, 09/15/16	2,723,506	0.1
625,000		Hewlett-Packard Co., 5.400%, 03/01/17	658,457	0.0
2,911,000		HP Enterprise Co., 2.479%, 10/05/17	2,909,370	0.1
2,184,000		HP Enterprise Co., 2.895%, 10/05/18	2,181,204	0.1
880,000		HP Enterprise Co., 4.900%, 10/15/25	877,580	0.0
1,780,000		HP Enterprise Co., 6.200%, 10/15/35	1,778,967	0.1
1,780,000		HP Enterprise Co., 6.350%, 10/15/45	1,778,790	0.1
1,140,000		HP Enterprise Co., 3.600%, 10/15/20	1,139,681	0.0
1,400,000		HP Enterprise Co., 4.400%, 10/15/22	1,397,228	0.0
1,685,000	#	Infor US, Inc., 6.500%, 05/15/22	1,550,200	0.1
3,540,000		Intel Corp., 3.700%, 07/29/25	3,641,446	0.1
3,020,000		International Business Machines Corp., 1.125%, 02/06/18	3,013,730	0.1
1,820,000		KLA-Tencor Corp., 4.125%, 11/01/21	1,853,027	0.1
1,410,000		Microsoft Corp., 2.375%, 02/12/22	1,408,119	0.0
1,530,000		Microsoft Corp., 3.500%, 02/12/35	1,426,324	0.1
3,283,000		Oracle Corp., 2.950%, 05/15/25	3,206,050	0.1
1,254,000		Oracle Corp., 3.400%, 07/08/21	1,274,315	0.0
1,849,000		Oracle Corp., 3.625%, 07/15/23	1,926,932	0.1
2,975,000		Oracle Corp., 4.125%, 05/15/45	2,815,933	0.1
3,370,000		Qualcomm, Inc., 4.800%, 05/20/45	2,955,183	0.1
2,710,000		QUALCOMM, Inc., 3.450%, 05/20/25	2,563,175	0.1
2,130,000	#	Seagate HDD Cayman, 4.875%, 06/01/27	1,986,451	0.1
2,140,000		Xerox Corp., 2.750%, 03/15/19	2,153,266	0.1
			63,131,555	2.2

		Utilities: 1.6%
2,945,000		AES Corporation, 5.500%, 04/15/20	2,591,600	0.1
508,000		American Electric Power Co., Inc., 1.650%, 12/15/17	506,704	0.0
3,124,000		Berkshire Hathaway Energy Co., 3.500%, 02/01/25	3,148,851	0.1
2,865,000	#	Calpine Corp., 6.000%, 01/15/22	2,983,181	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	519,886	0.0
1,833,000		Dominion Gas Holdings LLC, 3.600%, 12/15/24	1,827,890	0.1
1,760,000		Duke Energy Corp., 2.100%, 06/15/18	1,780,573	0.1

See Accompanying Notes to Financial Statements

20

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
1,406,000		Duke Energy Corp., 3.950%, 10/15/23	1,470,759	0.1
612,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	697,105	0.0
1,249,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	1,436,520	0.1
873,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	907,920	0.0
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	905,795	0.0
2,170,000		Exelon Corp., 2.850%, 06/15/20	2,191,511	0.1
1,019,000		FirstEnergy Corp., 2.750%, 03/15/18	1,022,362	0.0
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,529,788	0.1
4,199,000	#	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,224,736	0.2
618,000		Metropolitan Edison, 7.700%, 01/15/19	720,007	0.0
709,000		Nevada Power Co., 7.125%, 03/15/19	825,368	0.0
3,384,000		NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	3,410,855	0.1
1,192,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	1,205,820	0.0
521,000		Nisource Finance Corp., 5.950%, 06/15/41	608,217	0.0
2,000,000		NRG Energy, Inc., 6.250%, 05/01/24	1,775,000	0.1
701,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	738,062	0.0
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,112,135	0.0
1,237,000		Pacific Gas & Electric Co., 3.400%, 08/15/24	1,243,384	0.1
2,173,000		PSEG Power LLC, 2.450%, 11/15/18	2,169,530	0.1
1,169,000		Southwestern Electric Power, 5.550%, 01/15/17	1,230,225	0.1
1,030,000		TransAlta Corp., 4.500%, 11/15/22	1,012,187	0.0
			43,795,971	1.6

	Total Corporate Bonds/Notes
	(Cost $947,523,497)		934,400,914	33.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.9%
6,318,765		Alternative Loan Trust 2005-10CB 1A1, 0.694%, 05/25/35	5,353,302	0.2
5,191,161		Alternative Loan Trust 2005-51 3A2A, 1.489%, 11/20/35	4,605,733	0.2
2,020,066		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,892,711	0.1
3,755,122		Alternative Loan Trust 2005-J2, 0.594%, 04/25/35	3,151,516	0.1
1,382,737		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	1,185,062	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,327,640		Alternative Loan Trust 2006-18CB A11, 0.694%, 07/25/36	930,183	0.0
5,133,549		Alternative Loan Trust 2007-2CB, 0.794%, 03/25/37	3,601,688	0.1
3,396,562		Alternative Loan Trust 2007-HY6, 0.414%, 08/25/47	3,295,005	0.1
2,280,957		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/37	1,804,319	0.1
757,605	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	766,472	0.0
3,346,575		American Home Mortgage Assets Trust 2006-3 2A11, 1.139%, 10/25/46	2,436,648	0.1
4,281,769	#	BAMLL Re-REMIC Trust 2014-FRR9, 2.924%, 12/26/46	4,240,863	0.2
2,610,000	#	BAMLL Re-REMIC Trust 2015-FRR11, 1.897%, 09/27/44	2,422,132	0.1
4,505,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.734%, 06/10/49	4,647,761	0.2
2,030,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.734%, 06/10/49	2,066,261	0.1
2,870,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.002%, 02/10/51	2,961,232	0.1
1,220,000	#	Banc of America Commercial Mortgage Trust 2007-4 B, 6.002%, 02/10/51	1,249,315	0.1
20,548,000	^	Banc of America Commercial Mortgage Trust 2015-UBS7 XA, 0.947%, 09/15/48	1,356,016	0.1
507,716	#	Banc of America Funding Corp., 5.250%, 08/26/35	522,685	0.0
860,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.315%, 09/10/47	867,108	0.0
4,557,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.147%, 07/10/45	4,575,850	0.2
1,030,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.315%, 09/10/47	1,036,958	0.0
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.315%, 09/10/47	1,916,397	0.1
22,339	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.953%, 03/11/41	22,361	0.0
1,271,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.953%, 03/11/41	1,394,317	0.1

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
749,103		Banc of America Mortgage 2005-J Trust 2A4, 2.715%, 11/25/35	695,418	0.0
513,601	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.235%, 11/10/38	515,384	0.0
2,330,000	#	Bank of America Re-REMIC Trust 2014-FRR7 A, 2.444%, 10/26/44	2,301,353	0.1
85,860,000	#,^	BBCCRE Trust 2015-GTP XA, 0.749%, 08/10/33	4,476,663	0.2
3,573,379		BCAP LLC Trust 2007-AA2, 0.404%, 05/25/47	2,670,468	0.1
1,241,965		Bear Stearns Adjustable Rate Mortgage Trust, 2.761%, 07/25/36	1,053,295	0.0
3,308,291		Bear Stearns ALT-A Trust 2005-10 22A1, 2.553%, 01/25/36	2,876,487	0.1
4,381,815		Bear Stearns ALT-A Trust 2005-10, 2.562%, 01/25/36	3,634,352	0.1
3,796,106		Bear Stearns Alternative-A Trust, 2.581%, 05/25/35	3,691,550	0.1
9,308,001		Bear Stearns Asset Backed Securities I Trust 2006-AC4 A1, 0.444%, 07/25/36	6,831,430	0.2
2,180,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 6.101%, 06/11/41	2,328,174	0.1
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	791,408	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	783,702	0.0
760,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	761,239	0.0
7,422		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8, 4.858%, 06/11/41	7,414	0.0
2,450,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 D, 5.074%, 09/11/42	2,503,920	0.1
1,400,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G 2/42, 5.923%, 02/13/42	1,431,634	0.1
3,520,000	#	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.923%, 02/13/42	3,702,024	0.1
2,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.291%, 10/12/42	2,048,193	0.1
1,013,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.795%, 04/12/38	1,049,596	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,485,086	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,658,545	0.1
1,480,000	#	Bellemeade Re Ltd. 2015-1A M2, 4.489%, 07/25/25	1,481,850	0.1
1,180,000	#	CGBAM 2015-SMRT Commerical Mortgage Trust, 3.768%, 04/10/28	1,211,771	0.0
3,538,021		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/36	3,708,154	0.1
1,700,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 5.040%, 09/10/45	1,688,518	0.1
2,811,000	#	Citigroup Mortgage Loan Trust 2010-7, 5.824%, 12/25/35	2,950,844	0.1
3,523,552		Citigroup Mortgage Loan Trust, Inc., 2.632%, 03/25/36	3,317,273	0.1
1,620,127		Citigroup Mortgage Loan Trust, Inc., 2.905%, 09/25/37	1,469,925	0.1
4,078,271		Citigroup Mortgage Loan Trust, 5.468%, 11/25/36	3,605,412	0.1
6,287,264	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.277%, 05/15/45	576,602	0.0
8,298,559	^	COMM 2013-LC6 XA Mortgage Trust, 1.893%, 01/10/46	616,356	0.0
106,216,386	#,^	COMM 2015-PC1 Mortgage Trust, 0.948%, 07/10/50	5,271,753	0.2
3,805,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.252%, 12/10/49	3,910,412	0.1
27,260,000	#,^	Commercial Mortgage Trust, 0.748%, 10/15/45	1,071,201	0.0
25,813,098	^	Commercial Mortgage Trust, 1.580%, 08/10/46	1,643,969	0.1
4,770,115	^	Commercial Mortgage Trust, 2.041%, 08/15/45	420,957	0.0
1,280,000		Commercial Mortgage Trust, 5.289%, 07/15/44	1,279,131	0.1
1,053,814		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.694%, 11/25/35	680,320	0.0
2,387,706		Countrywide Alternative Loan Trust, 0.314%, 06/25/36	2,088,224	0.1
1,658,715		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	1,506,115	0.1
5,143,324		Countrywide Home Loan Mortgage Pass-through Trust, 2.448%, 11/25/34	4,884,424	0.2
92,347	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	92,378	0.0
442,500	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	473,103	0.0
900,000	#	Credit Suisse First Boston Mortgage Securities Corp., 6.467%, 05/15/36	1,010,115	0.0

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,583,503	#	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	4,058,449	0.2
1,365,750		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.314%, 08/25/36	1,100,796	0.0
2,041,570		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.384%, 10/25/36	1,182,081	0.0
3,712,520	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.245%, 06/27/37	3,710,400	0.1
2,630,000	#	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	2,629,579	0.1
2,920,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.094%, 07/25/24	2,652,877	0.1
2,430,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.194%, 05/25/25	2,317,225	0.1
2,100,000		Fannie Mae Connecticut Avenue Securities 2015-CO1 M2, 4.494%, 02/25/25	2,050,163	0.1
2,890,000		Fannie Mae Connecticut Avenue Securities, 5.094%, 11/25/24	2,902,509	0.1
1,625,000		Fannie Mae Connecticut Avenue Securities, 5.194%, 11/25/24	1,639,151	0.1
72,353,623	^	Fannie Mae Series 2011-M3 X, 0.135%, 07/25/21	1,054,069	0.0
759,816	^	Fannie Mae, 3.000%, 05/25/43	104,155	0.0
3,444,175	^	Fannie Mae, 3.000%, 08/25/28	333,352	0.0
10,844,111	^	Fannie Mae, 5.756%, 10/25/39	1,432,171	0.1
1,380,885		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	1,085,386	0.0
1,421,235		First Horizon Alternative Mortgage Securities, 0.494%, 12/25/36	801,862	0.0
1,421,235	^	First Horizon Alternative Mortgage Securities, 6.506%, 12/25/36	398,828	0.0
25,000,000	^	Freddie Mac Series K015 X3, 2.896%, 08/25/39	3,570,002	0.1
1,730,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 4.944%, 10/25/24	1,751,538	0.1
2,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.994%, 03/25/25	1,945,268	0.1
2,130,000		Freddie Mac Structured Agency Credit Risk Debt Notes, 4.344%, 01/25/25	2,127,699	0.1
228,732,017	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	1,139,314	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,280,000		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust, 5.044%, 12/10/41	1,316,454	0.1
8,513,853	^	GS Mortgage Securities Corp. II 2012-GCJ9 XA, 2.499%, 11/10/45	881,394	0.0
45,929,136	^	GS Mortgage Securities Corp. II, 1.703%, 11/10/46	3,154,284	0.1
9,949,116	^	GS Mortgage Securities Corp. II, 2.714%, 05/10/45	958,176	0.0
3,290,000	#	GS Mortgage Securities Trust 2010-C2, 5.359%, 12/10/43	3,447,456	0.1
10,847		GSR Mortgage Loan Trust, 0.694%, 06/25/35	10,609	0.0
854,464		GSR Mortgage Loan Trust, 5.500%, 05/25/36	789,581	0.0
593,799		GSR Mortgage Loan Trust, 6.000%, 01/25/37	567,325	0.0
1,850,580		HomeBanc Mortgage Trust 2005-3 A2, 0.504%, 07/25/35	1,724,369	0.1
2,266,785		HomeBanc Mortgage Trust 2006-2 A1, 0.374%, 12/25/36	2,009,569	0.1
1,609,081		HomeBanc Mortgage Trust 2006-2 A2, 0.414%, 12/25/36	1,430,534	0.1
440,519		Homebanc Mortgage Trust, 1.054%, 08/25/29	417,157	0.0
2,982,074		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.404%, 04/25/46	2,364,263	0.1
955,043	#	Jefferies Resecuritization Trust 2009-R6, 3.459%, 03/26/36	928,515	0.0
694,512		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	588,706	0.0
15,265,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.443%, 12/15/47	346,977	0.0
630,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.740%, 05/15/41	656,149	0.0
42,575,828	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.752%, 01/15/46	823,161	0.0
2,400,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.595%, 07/15/46	2,539,290	0.1
1,130,181	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.639%, 10/15/37	1,135,712	0.0
1,910,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	1,907,070	0.1
1,380,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.097%, 01/12/37	1,371,934	0.1

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,300,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.496%, 06/12/41	1,277,022	0.1
1,130,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.618%, 05/15/45	1,131,361	0.0
923,411	#	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	985,681	0.0
41,048,634	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.923%, 06/15/45	2,761,629	0.1
3,017,474		JP Morgan Mortgage Trust 2005-A4 B1, 2.509%, 07/25/35	2,742,857	0.1
3,007,899		JP Morgan Mortgage Trust 2005-S3, 6.000%, 01/25/36	2,668,527	0.1
18,186,567	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	177,772	0.0
1,581,000	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.462%, 02/15/40	1,575,623	0.1
1,730,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	1,766,529	0.1
1,100,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,110,388	0.0
3,205,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	3,299,062	0.1
720,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.049%, 06/15/38	733,591	0.0
2,090,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.049%, 06/15/38	2,081,090	0.1
830,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 6.095%, 09/15/39	841,400	0.0
820,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 6.095%, 09/15/39	820,447	0.0
1,750,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.324%, 07/15/40	1,807,458	0.1
67,194,322	#,^	LB-UBS Commercial Mortgage Trust, 0.851%, 11/15/38	474,143	0.0
396,470		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	396,810	0.0
1,100,000	#	LB-UBS Commercial Mortgage Trust, 5.244%, 10/15/36	1,149,552	0.0
1,830,000	#	LB-UBS Commercial Mortgage Trust, 6.095%, 09/15/39	1,878,230	0.1
1,760,000	#	LB-UBS Commercial Mortgage Trust, 6.095%, 09/15/39	1,810,433	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
987,990	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	991,233	0.0
2,798,642		Lehman Mortgage Trust 2005-1 1A3, 5.500%, 11/25/35	2,640,031	0.1
2,510,284		Lehman XS Trust Series 2005-5N 1A2, 0.554%, 11/25/35	2,034,284	0.1
4,929,204		Lehman XS Trust Series 2006-14N 2A, 0.394%, 09/25/46	3,984,295	0.1
128,066		Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29	128,115	0.0
4,145,000		Merrill Lynch Mortgage Trust 2006-C2 AJ, 5.802%, 08/12/43	4,176,699	0.2
1,500,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.845%, 08/15/45	1,536,549	0.1
2,760,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.461%, 01/11/43	2,855,692	0.1
3,090,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.564%, 09/15/47	3,320,576	0.1
1,300,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.564%, 09/15/47	1,376,739	0.1
250,000	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	252,947	0.0
600,000	#	Morgan Stanley Dean Witter Capital I, 7.761%, 07/15/33	672,955	0.0
1,474,351		Morgan Stanley Mortgage Loan Trust 2006-3AR 2A1, 2.793%, 03/25/36	1,208,544	0.0
3,210,325	#	Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	3,208,247	0.1
2,590,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	2,353,533	0.1
1,561,070	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.044%, 08/25/29	1,560,445	0.1
3,094,792		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.404%, 04/25/36	2,691,064	0.1
418,470		Prime Mortgage Trust, 5.500%, 03/25/37	379,710	0.0
3,442,739	#	SoFi Professional Loan Program 2015-C LLC A2, 2.510%, 08/25/33	3,451,907	0.1
237,445		Structured Adjustable Rate Mortgage Loan Trust, 2.737%, 09/25/34	237,284	0.0
412,709		Structured Asset Mortgage Investments, Inc., 0.696%, 04/19/35	384,575	0.0
7,684,107	#,^	UBS-Barclays Commercial Mortgage Trust, 1.882%, 05/10/63	516,739	0.0

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
742,363	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.806%, 03/15/42	742,543	0.0
6,770,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.900%, 05/15/43	6,787,257	0.2
6,960,000		Wachovia Bank Commercial Mortgage Trust Series, 5.900%, 05/15/43	7,041,498	0.3
3,892,646		Wachovia Mortgage Loan Trust LLC Series 2005-B Trust 2A1, 2.670%, 10/20/35	3,538,983	0.1
1,144,327		WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	1,075,211	0.0
841,367		WaMu Mortgage Pass Through Certificates, 1.819%, 10/25/36	710,174	0.0
946,179		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.316%, 10/25/36	852,289	0.0
2,118,615		WaMu Mortgage Pass-Through Certificates Series 2006-AR14 Trust 1A4, 1.983%, 11/25/36	1,889,775	0.1
5,521,253		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 2A3, 2.029%, 12/25/36	4,858,217	0.2
3,361,901		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.831%, 12/25/36	3,074,670	0.1
2,388,196		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.029%, 12/25/36	2,101,403	0.1
1,558,952		WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust, 4.322%, 08/25/36	1,402,668	0.1
3,580,049		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.400%, 08/25/46	3,094,956	0.1
4,543,448		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.290%, 12/25/36	4,116,568	0.2
928,627		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust, 1.975%, 04/25/37	812,754	0.0
1,273,113		WaMu Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 0.424%, 01/25/47	952,679	0.0
4,320,806		WaMu Mortgage Pass-Through Certificates, 2.234%, 07/25/37	3,702,788	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,131,949		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,806,327	0.1
3,791,516		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.159%, 08/25/46	2,608,161	0.1
2,637,505		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 0.514%, 01/25/47	1,990,541	0.1
1,030,365		WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.088%, 03/25/37	858,013	0.0
2,374,633		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/35	2,284,394	0.1
2,743,111		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.624%, 06/25/37	1,997,238	0.1
2,907,676		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,654,661	0.1
1,310,537		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust 1A6, 2.736%, 09/25/35	1,253,859	0.1
1,658,793		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.597%, 03/25/36	1,617,611	0.1
5,316,443	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.685%, 06/15/45	403,692	0.0
1,369,656		Wells Fargo Mortgage Backed Securities Trust, 5.705%, 04/25/36	1,346,530	0.1
26,774,753	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.613%, 03/15/48	1,948,576	0.1

		Total Collateralized Mortgage Obligations
		(Cost $353,920,141)	359,404,314	12.9

FOREIGN GOVERNMENT BONDS: 1.4%
375,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	313,125	0.0
700,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	731,500	0.0
1,968,000	L	Brazil Government International Bond, 2.625%, 01/05/23	1,599,000	0.1
1,062,000		Colombia Government International Bond, 2.625%, 03/15/23	946,773	0.1
760,000		Colombia Government International Bond, 8.125%, 05/21/24	932,140	0.1

See Accompanying Notes to Financial Statements

25

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
350,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	306,250	0.0
400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	485,500	0.0
272,000		Croatia Government International Bond, 6.375%, 03/24/21	293,128	0.0
270,000		Dominican Republic International Bond, 5.875%, 04/18/24	266,625	0.0
300,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	312,000	0.0
300,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	291,000	0.0
250,000	#	Egypt Government International Bond, 5.875%, 06/11/25	236,875	0.0
750,000		El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	697,500	0.0
232,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	201,840	0.0
290,380	#	Gabonese Republic, 6.375%, 12/12/24	241,573	0.0
300,000	#	Guatemala Government Bond, 4.875%, 02/13/28	293,250	0.0
559,000		Guatemala Government Bond, 8.125%, 10/06/34	718,315	0.0
156,000		Hungary Government International Bond, 5.375%, 02/21/23	170,003	0.0
416,000		Hungary Government International Bond, 7.625%, 03/29/41	553,800	0.0
1,500,000		Indonesia Government International Bond, 4.125%, 01/15/25	1,408,442	0.1
600,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	563,377	0.0
1,890,000		Inter-American Development Bank, 1.375%, 07/15/20	1,888,645	0.1
1,021,000		Ivory Coast Government International Bond, 5.750%, 12/31/32	893,932	0.1
600,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	480,900	0.0
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	967,500	0.1
600,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	471,810	0.0
600,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	506,250	0.0
955,000		Lebanon Government International Bond, 6.000%, 01/27/23	948,029	0.1
400,000		Mexico Government International Bond, 4.000%, 10/02/23	408,400	0.0
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
500,000		Morocco Government International Bond, 4.250%, 12/11/22	506,875	0.0
600,000	#	Morocco Government International Bond, 4.250%, 12/11/22	608,250	0.0
850,000		Namibia International Bonds, 5.500%, 11/03/21	876,911	0.0
350,000		Nigeria Government International Bond, 6.750%, 01/28/21	333,375	0.0
200,000		Pakistan Government International Bond, 6.875%, 06/01/17	207,985	0.0
200,000		Pakistan Government International Bond, 7.875%, 03/31/36	185,552	0.0
693,000		Panama Government International Bond, 6.700%, 01/26/36	828,135	0.0
400,000		Pertamina Persero PT, 4.300%, 05/20/23	366,439	0.0
750,000		Pertamina Persero PT, 5.625%, 05/20/43	586,775	0.0
800,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	808,000	0.0
948,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	430,771	0.0
853,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	309,213	0.0
550,000	L	Petroleos Mexicanos, 4.500%, 01/23/26	508,420	0.0
330,000		Petroleos Mexicanos, 4.875%, 01/18/24	320,232	0.0
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,106,275	0.1
1,026,667		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	998,433	0.1
950,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	901,588	0.1
600,000		Republic of Paraguay, 4.625%, 01/25/23	592,500	0.0
600,000	#	Republic of Paraguay, 4.625%, 01/25/23	592,500	0.0
102,000		Romanian Government International Bond, 4.375%, 08/22/23	106,554	0.0
136,000	#	Romanian Government International Bond, 4.375%, 08/22/23	142,072	0.0
630,000	#	Republic of Serbia, 5.250%, 11/21/17	654,412	0.0
350,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	339,463	0.0
570,000		Tanzania Government International Bond, 6.538%, 03/09/20	545,775	0.0
1,000,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	926,875	0.1
800,000		Turkey Government International Bond, 6.000%, 01/14/41	782,000	0.0
200,000		Turkey Government International Bond, 6.250%, 09/26/22	214,250	0.0

See Accompanying Notes to Financial Statements

26

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
2,083,000		Turkey Government International Bond, 7.375%, 02/05/25	2,386,856	0.1
2,726,000		Ukraine Government AID Bonds, 1.847%, 05/29/20	2,777,025	0.1
253,970		Uruguay Government International Bond, 7.625%, 03/21/36	315,240	0.0
341,643		Uruguay Government International Bond, 8.000%, 11/18/22	424,491	0.0
475,000		Vietnam Government International Bond, 6.750%, 01/29/20	518,930	0.0
300,000	#	Zambia Government International Bond, 5.375%, 09/20/22	214,800	0.0

	Total Foreign Government Bonds
	(Cost $42,581,776)		39,544,454	1.4

U.S. TREASURY OBLIGATIONS: 28.3%
		U.S. Treasury Bonds: 6.0%
57,900,000		2.000%, due 08/15/25	57,630,128	2.0
108,877,000		3.000%, due 05/15/45	111,528,699	4.0
			169,158,827	6.0

		U.S. Treasury Notes: 22.3%
14,000		0.625%, due 07/31/17	14,008	0.0
49,762,000		0.625%, due 08/31/17	49,766,877	1.8
191,884,000		0.625%, due 09/30/17	191,813,962	6.9
141,276,000		1.000%, due 09/15/18	141,625,517	5.1
34,560,000		1.375%, due 09/30/20	34,562,246	1.2
17,311,000		1.500%, due 07/31/16	17,478,363	0.6
169,171,000		1.750%, due 09/30/22	169,144,609	6.1
17,232,000		1.875%, due 05/31/22	17,398,944	0.6
960,000		2.125%, due 06/30/22	985,294	0.0
			622,789,820	22.3

	Total U.S. Treasury Obligations
	(Cost $790,129,540)		791,948,647	28.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 31.7%
		Federal Home Loan Mortgage Corporation: 13.1%##
1,704,963		2.500%, due 05/01/30	1,742,199	0.1
1,989,106		2.500%, due 05/01/30	2,032,021	0.1
2,502,040		2.500%, due 06/01/30	2,556,047	0.1
2,357,000	W	2.500%, due 10/01/30	2,402,945	0.1
1,809,808		2.500%, due 12/15/32	1,751,287	0.1
13,181		2.504%, due 05/01/37	14,010	0.0
8,844,000	W	3.000%, due 01/15/27	9,184,284	0.3
1,275,223		3.000%, due 02/01/27	1,330,380	0.1
2,357,922		3.000%, due 02/01/27	2,459,839	0.1
15,977,436	^	3.000%, due 02/15/33	2,246,468	0.1
6,250,426		3.000%, due 04/15/33	6,321,237	0.2
1,916,000		3.000%, due 08/15/40	1,931,612	0.1
64,015,000	W	3.000%, due 10/01/44	64,676,673	2.3
3,515,785		3.000%, due 03/01/45	3,563,845	0.1
3,486,089		3.000%, due 03/01/45	3,535,909	0.1
8,889,704		3.000%, due 04/01/45	9,016,746	0.3
8,998,240		3.000%, due 04/01/45	9,121,244	0.3
24,752,000		3.000%, due 09/01/45	25,038,355	0.9
189,674		3.307%, due 03/15/38	205,285	0.0
1,000,000		3.500%, due 09/15/39	1,053,086	0.0
28,301,000	W	3.500%, due 02/15/41	29,385,505	1.1
4,915,000		3.500%, due 03/01/45	5,132,596	0.2
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation: (continued)
1,429,032	^^	4.000%, due 01/15/36	1,395,539	0.1
2,496,754		4.000%, due 10/01/41	2,663,734	0.1
3,814,231		4.000%, due 12/01/41	4,072,782	0.1
7,939,994	^	4.000%, due 04/15/43	1,503,932	0.1
4,472,465		4.000%, due 08/01/44	4,771,032	0.2
1,224,044		4.000%, due 05/01/45	1,306,079	0.1
6,248,924		4.000%, due 06/01/45	6,671,917	0.2
3,379,844		4.000%, due 07/01/45	3,608,059	0.1
7,765,000		4.000%, due 09/01/45	8,290,621	0.3
7,338,000		4.000%, due 09/01/45	7,827,335	0.3
25,612,803		4.000%, due 09/01/45	27,346,540	1.0
4,258,000		4.000%, due 09/01/45	4,546,226	0.2
5,543,000		4.000%, due 09/01/45	5,918,220	0.2
10,660,000		4.000%, due 09/01/45	11,381,588	0.4
25,000,000		4.500%, due 05/15/38	27,145,188	1.0
5,767,224	^	4.500%, due 12/15/40	949,762	0.0
1,833,247		4.500%, due 08/01/41	1,991,069	0.1
558,837		4.500%, due 08/01/41	606,722	0.0
2,407,735		4.500%, due 09/01/41	2,612,744	0.1
2,520,192		4.500%, due 10/01/41	2,747,301	0.1
973,748		4.500%, due 01/15/42	1,081,659	0.0
4,511,736	^	4.500%, due 08/15/43	813,316	0.0
2,557,496		4.500%, due 03/01/44	2,788,366	0.1
222,601		5.000%, due 12/15/17	230,283	0.0
1,712,579		5.000%, due 08/15/34	1,875,631	0.1
216,926		5.000%, due 02/15/35	226,048	0.0
724,449		5.000%, due 02/15/35	798,338	0.0
820,170		5.000%, due 02/15/35	901,589	0.0
281,342		5.000%, due 01/01/41	310,422	0.0
3,310,574		5.000%, due 04/01/41	3,628,410	0.1
781,102	^	5.192%, due 03/15/33	868,246	0.0
648,785		5.500%, due 11/15/22	693,951	0.0
830,091		5.500%, due 12/15/32	924,874	0.0
411,423		5.500%, due 09/15/34	458,814	0.0
2,876,099		5.500%, due 02/15/36	3,193,985	0.1
1,601,295		5.500%, due 08/15/36	1,819,502	0.1
1,021,592		5.500%, due 06/15/37	1,149,965	0.0
85,734		5.500%, due 07/01/37	96,301	0.0
1,587,165		5.500%, due 07/15/37	1,765,475	0.1
4,420,651		5.500%, due 11/01/38	4,962,403	0.2
1,267,940		5.552%, due 07/25/33	1,464,890	0.1
8,008,099	^	5.794%, due 05/15/36	804,606	0.0
4,413,856	^	5.794%, due 08/15/42	844,411	0.0
3,381,915	^	5.844%, due 07/15/40	532,776	0.0
21,059,510	^	5.844%, due 01/15/41	3,483,868	0.1
15,956,758	^	5.893%, due 09/15/44	3,085,721	0.1
5,449		6.000%, due 12/01/28	6,128	0.0
20,605		6.000%, due 01/01/29	23,188	0.0
290,119		6.000%, due 01/15/29	331,805	0.0
311,665		6.000%, due 01/15/29	354,182	0.0
1,972,930		6.000%, due 04/15/29	2,250,129	0.1
337,028		6.000%, due 07/15/32	383,009	0.0
306,700	^	6.000%, due 04/15/33	76,690	0.0
1,877,067		6.000%, due 05/15/36	2,136,669	0.1
1,117,975		6.000%, due 07/15/36	1,272,444	0.0
1,758,811		6.000%, due 10/15/37	1,944,391	0.1
1,322,828		6.000%, due 11/15/37	1,464,835	0.1
7,415,466	^	6.244%, due 08/15/36	1,554,780	0.1
4,616,239	^	6.279%, due 06/15/36	768,107	0.0
3,435,685	^	6.343%, due 05/15/41	777,044	0.0
6,682,516	^	6.393%, due 09/15/34	738,399	0.0
12,933		6.500%, due 01/01/24	14,794	0.0
13,113		6.500%, due 12/01/31	15,003	0.0
1,220,790		6.500%, due 09/01/34	1,417,106	0.1
6,269		7.000%, due 11/01/31	6,554	0.0
6,709		7.000%, due 03/01/32	7,529	0.0
			366,404,599	13.1

		Federal National Mortgage Association: 13.0%##
54,215		0.700%, due 10/25/33	54,800	0.0

See Accompanying Notes to Financial Statements

27

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
73,252		0.749%, due 01/25/32	72,693	0.0
818,117		1.693%, due 06/25/33	825,747	0.0
246,427		2.243%, due 07/01/35	262,006	0.0
14,197,000	W	2.500%, due 07/25/27	14,474,506	0.5
3,268,904		2.500%, due 05/01/30	3,338,975	0.1
7,494,184		2.500%, due 06/01/30	7,651,578	0.3
4,933,847		2.500%, due 06/01/30	5,037,467	0.2
3,027,501		2.500%, due 07/01/30	3,091,103	0.1
3,019,000		2.500%, due 12/25/41	2,686,522	0.1
4,158,000	W	3.000%, due 09/25/26	4,323,183	0.2
2,662,298		3.000%, due 09/01/30	2,781,936	0.1
9,027,000	W	3.000%, due 06/25/42	9,149,006	0.3
4,320,378		3.000%, due 05/01/43	4,393,129	0.2
5,588,491		3.000%, due 07/01/43	5,682,299	0.2
18,027,027		3.000%, due 04/01/45	18,302,390	0.7
99,942,000	W	3.500%, due 02/25/42	104,262,925	3.7
2,535,895	^	3.500%, due 06/25/42	372,461	0.0
10,130,719	^	3.500%, due 06/25/42	1,317,828	0.1
283,947	^	4.000%, due 11/01/18	12,216	0.0
5,702,272	^	4.000%, due 04/25/41	915,587	0.0
1,202,811		4.000%, due 03/01/42	1,286,247	0.1
3,944,115		4.000%, due 07/01/42	4,221,971	0.2
4,357,752		4.000%, due 07/01/42	4,663,733	0.2
653,383		4.000%, due 07/01/42	699,342	0.0
29,939,000	W	4.000%, due 10/01/44	31,937,671	1.2
3,357,900		4.000%, due 01/01/45	3,588,499	0.1
3,733,334		4.000%, due 03/01/45	3,990,255	0.2
1,180,001		4.000%, due 06/01/45	1,262,046	0.1
5,140,705		4.000%, due 06/01/45	5,513,984	0.2
3,538,462		4.250%, due 11/01/43	3,809,250	0.1
3,277,987		4.500%, due 10/25/34	3,569,318	0.1
18,987,000	W	4.500%, due 10/15/35	20,585,171	0.7
940,037		4.500%, due 11/01/40	1,020,801	0.0
544,620		4.500%, due 11/01/40	592,522	0.0
15,956		4.500%, due 12/01/40	17,413	0.0
10,462		4.500%, due 12/01/40	11,417	0.0
16,146		4.500%, due 01/01/41	17,565	0.0
20,282		4.500%, due 01/01/41	22,066	0.0
1,398,881		4.500%, due 10/01/41	1,521,166	0.1
316,655		5.000%, due 06/01/33	350,632	0.0
51,259		5.000%, due 09/01/33	56,775	0.0
1,827,431		5.000%, due 09/25/33	2,044,900	0.1
181,598		5.000%, due 11/01/33	201,133	0.0
61,778		5.000%, due 03/01/34	68,431	0.0
38,845		5.000%, due 03/01/34	43,024	0.0
246,146		5.000%, due 07/25/34	248,780	0.0
402,238		5.000%, due 02/01/35	445,494	0.0
16,300		5.000%, due 06/01/35	18,040	0.0
285,163		5.000%, due 06/01/35	315,835	0.0
162,171		5.000%, due 07/01/35	179,471	0.0
664,043		5.000%, due 07/01/35	735,581	0.0
781,431		5.000%, due 08/01/35	861,815	0.0
1,521,330		5.000%, due 10/01/35	1,679,154	0.1
72,091		5.000%, due 10/01/35	79,378	0.0
778,452		5.000%, due 02/01/36	858,379	0.0
11,699		5.000%, due 03/01/36	12,895	0.0
150,182		5.000%, due 03/01/36	165,526	0.0
26,382		5.000%, due 05/01/36	29,086	0.0
16,098		5.000%, due 06/01/36	17,747	0.0
547,632		5.000%, due 07/01/36	605,949	0.0
749,146		5.000%, due 07/01/37	829,650	0.0
8,830,674		5.000%, due 07/01/39	9,799,840	0.4
429,645		5.000%, due 11/01/40	476,941	0.0
191,416		5.000%, due 05/01/41	211,573	0.0
921,166		5.000%, due 06/01/41	1,018,170	0.0
497,850		5.000%, due 06/01/41	550,275	0.0
12,110		5.500%, due 02/01/18	12,606	0.0
2,535,506		5.500%, due 10/25/33	2,877,340	0.1
1,354,757		5.500%, due 02/25/34	1,517,644	0.1
3,165,415		5.500%, due 07/25/34	3,593,611	0.1
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
327,948		5.500%, due 08/25/34	344,644	0.0
413,130		5.500%, due 03/01/37	463,937	0.0
416,318		5.500%, due 06/01/39	469,424	0.0
4,045,982		5.500%, due 10/01/39	4,561,867	0.2
21,923,742	^	5.876%, due 11/25/40	3,070,341	0.1
6,561,520	^	5.956%, due 11/25/39	1,139,838	0.1
15,963,070	^	5.956%, due 11/25/42	3,736,833	0.1
6,092		6.000%, due 08/01/16	6,161	0.0
83		6.000%, due 12/01/16	85	0.0
4,503		6.000%, due 03/01/17	4,593	0.0
54,108		6.000%, due 09/01/17	55,654	0.0
2,840		6.000%, due 11/01/17	2,913	0.0
5,999		6.000%, due 10/01/18	6,260	0.0
381,423		6.000%, due 07/25/29	432,814	0.0
296,640		6.000%, due 04/25/31	336,650	0.0
548,487	^	6.000%, due 08/25/33	133,461	0.0
148,226		6.000%, due 09/01/36	167,199	0.0
175,144		6.000%, due 02/25/37	191,449	0.0
4,335,717		6.000%, due 01/01/38	4,951,085	0.2
868,116		6.000%, due 05/01/38	948,803	0.0
5,659,885	^	6.006%, due 10/25/32	1,182,652	0.1
18,690,334	^	6.006%, due 06/25/33	4,156,291	0.2
15,505,924	^	6.006%, due 10/25/42	3,140,205	0.1
13,708,675	^	6.006%, due 02/25/43	2,529,780	0.1
6,523,952	^	6.006%, due 08/25/43	1,256,161	0.1
18,026,027	^	6.056%, due 02/25/33	3,674,007	0.1
15,905,027	^	6.206%, due 05/25/40	2,739,316	0.1
7,084,413	^	6.356%, due 04/25/39	1,490,548	0.1
6,700,070	^	6.356%, due 09/25/40	1,257,060	0.1
17,160,361	^	6.406%, due 04/25/31	2,921,128	0.1
5,336,109	^	6.406%, due 10/25/41	1,053,093	0.0
13,965,429	^	6.426%, due 06/25/40	2,356,028	0.1
3,750		6.500%, due 02/01/28	4,287	0.0
240		6.500%, due 09/01/31	274	0.0
703		6.500%, due 09/01/31	804	0.0
26,810		6.500%, due 11/01/31	32,010	0.0
9,857		6.500%, due 04/01/32	11,270	0.0
2,262		6.500%, due 08/01/32	2,586	0.0
5,279		6.500%, due 08/01/32	6,035	0.0
12,630		6.500%, due 01/01/33	14,439	0.0
17,868		6.500%, due 02/01/33	20,428	0.0
618,131	^	6.506%, due 08/25/26	88,052	0.0
4,158,058	^	6.506%, due 07/25/42	836,909	0.0
2,280,736	^	6.546%, due 01/25/37	491,091	0.0
8,019,630	^	6.556%, due 10/25/35	1,451,673	0.1
13,922		7.000%, due 12/01/27	14,789	0.0
3,681		7.000%, due 10/01/31	4,191	0.0
4,743		7.000%, due 03/01/32	5,536	0.0
672,749		7.000%, due 03/25/45	773,421	0.0
3,754,000	^	7.456%, due 07/25/33	817,850	0.0
597,106	^	7.478%, due 02/17/29	102,817	0.0
2,613		7.500%, due 09/01/30	3,133	0.0
2,559		7.500%, due 10/01/30	2,568	0.0
7,307		7.500%, due 09/01/31	9,072	0.0
27,820		7.500%, due 02/01/32	32,904	0.0
902,905		19.267%, due 08/25/32	1,097,958	0.0
448,778		22.258%, due 01/25/35	579,683	0.0
56,133		27.824%, due 02/25/34	75,940	0.0
443,711		32.481%, due 11/25/36	816,868	0.0
			363,321,337	13.0

		Government National Mortgage Association: 5.6%
47,062,000	W	3.500%, due 07/20/42	49,205,501	1.8
26,736,200		3.500%, due 06/20/45	28,068,013	1.0
775,266		4.000%, due 11/20/40	833,488	0.0
796,770		4.000%, due 10/20/41	847,575	0.0
7,276,626		4.000%, due 03/20/45	7,769,955	0.3
8,430,113		4.000%, due 08/20/45	9,003,364	0.3
6,667,248	^	4.500%, due 01/16/29	855,034	0.0

See Accompanying Notes to Financial Statements

28

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
5,144,790		4.500%, due 05/16/39	5,594,016	0.2
2,574,231		4.500%, due 05/20/39	2,822,957	0.1
859,439		4.500%, due 10/15/39	945,132	0.0
674,937		4.500%, due 11/15/39	740,982	0.0
765,056		4.500%, due 11/15/39	840,478	0.0
204,260		4.500%, due 12/15/39	224,585	0.0
213,146		4.500%, due 08/20/41	231,837	0.0
2,761,092	^	4.500%, due 09/20/41	488,460	0.0
4,570,857		4.500%, due 06/20/45	4,924,264	0.2
1,718,000		4.750%, due 05/20/39	1,911,912	0.1
1,872,212	^	5.000%, due 04/20/40	824,118	0.0
1,106,248		5.140%, due 10/20/60	1,191,787	0.1
11,417,687	^	5.141%, due 05/16/41	1,897,460	0.1
1,336,545		5.288%, due 10/20/60	1,446,779	0.1
13,985,283	^	5.384%, due 12/20/44	2,165,499	0.1
21,701,573	^	5.391%, due 04/16/44	3,486,892	0.1
19,929,211	^	5.500%, due 11/20/43	4,340,391	0.2
852,605		5.500%, due 03/20/60	921,283	0.0
4,811,577	^	5.634%, due 06/20/40	745,907	0.0
25,406,892	^	5.834%, due 07/20/39	4,159,726	0.2
28,932,509	^	5.891%, due 05/16/40	4,345,729	0.2
1,523,702	^	5.984%, due 06/20/38	161,655	0.0
2,984,311	^	5.984%, due 04/20/39	526,459	0.0
19,368,552	^	5.991%, due 12/16/39	2,790,637	0.1
10,940,473	^	6.084%, due 05/20/39	1,266,447	0.1
2,131,624	^	6.184%, due 04/20/38	362,447	0.0
1,076,808	^	6.291%, due 05/16/38	203,233	0.0
2,766,354	^	6.334%, due 01/20/38	463,702	0.0
13,400,008	^	6.404%, due 08/20/40	2,979,750	0.1
5,818,794	^	6.441%, due 09/16/40	1,112,123	0.0
25,984,856	^	6.484%, due 07/20/37	5,523,624	0.2
1,829,723	^	6.561%, due 02/16/35	351,909	0.0
63,940	^	8.041%, due 06/16/31	4,816	0.0
			156,579,926	5.6

	Total U.S. Government Agency Obligations
	(Cost $869,218,882)		886,305,862	31.7

ASSET-BACKED SECURITIES: 7.2%
		Automobile Asset-Backed Securities: 1.2%
840,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18	843,745	0.0
1,500,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19	1,539,048	0.1
1,890,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19	1,911,883	0.1
3,050,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	3,094,864	0.1
1,520,000		Capital Auto Receivables Asset Trust 2015-2 B, 2.290%, 05/20/20	1,533,526	0.0
1,220,000		Capital Auto Receivables Asset Trust 2015-2 C, 2.670%, 08/20/20	1,226,988	0.0
1,230,000		CarMax Auto Owner Trust, 1.950%, 09/16/19	1,235,909	0.0
1,860,000		GM Financial Automobile Leasing Trust 2015-2 B, 2.420%, 07/22/19	1,883,608	0.1
1,800,000		GM Financial Automobile Leasing Trust 2015-2 C, 2.990%, 07/22/19	1,821,918	0.1
800,000	#	MMCA Automobile Trust, 2.260%, 10/15/20	806,645	0.0

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
2,900,000	#	Oscar US Funding Trust 2014-1, 2.550%, 12/15/21	2,988,453	0.1
2,100,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19	2,113,938	0.1
940,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20	970,545	0.0
3,380,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19	3,475,818	0.1
2,200,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21	2,286,112	0.1
4,820,000		Santander Drive Auto Receivables Trust 2014-3, 2.650%, 08/17/20	4,854,090	0.2
1,880,000	#	SunTrust Auto Receivables Trust 2015-1 B, 2.200%, 02/15/21	1,900,254	0.1
			34,487,344	1.2

		Home Equity Asset-Backed Securities: 0.5%
10,130,709		Freddie Mac Structured Pass-Through Securities, 0.444%, 05/25/31	10,018,785	0.4
787,688	+	HSI Asset Loan Obligation Trust 2007-WF1 A6, 5.165%, 12/25/36	699,407	0.0
2,620,019		Morgan Stanley Home Equity Loan Trust 2006-3 A3, 0.354%, 04/25/36	1,859,959	0.1
41,849		Residential Asset Securities Corp., 0.794%, 06/25/32	34,423	0.0
			12,612,574	0.5

		Other Asset-Backed Securities: 5.5%
5,000,000	#	1776 CLO Ltd. 2006-1A D, 2.061%, 05/08/20	4,778,250	0.2
1,000,000	#	American Homes 4 Rent 2015-SFR1 E, 5.639%, 5.639%, 04/17/45	1,006,907	0.0
1,125,292	#,^	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/52	–	–
1,076,000	#	American Homes 4 Rent 2015-SFR2 Trust Class C, 4.691%, 10/17/15	1,096,601	0.0
1,250,000	#	American Homes 4 Rent 2015-SFR2 Trust Class D, 5.036%, 10/17/25	1,274,579	0.0
7,100,000	#,^	American Homes 4 Rent 2015-SFR2 Trust Class XS, 0.000%, 10/17/45	–	–
2,000,000	#	Apidos Cinco CDO Ltd., 2.559%, 05/14/20	1,958,386	0.1
3,910,000	#	Ares XII CLO Ltd. 2007-12A C, 2.329%, 11/25/20	3,856,097	0.1
1,000,000	#	Ares XII CLO Ltd., 3.579%, 11/25/20	983,018	0.0
2,750,000	#	Atrium V, 1.023%, 07/20/20	2,654,085	0.1
650,000	#	Atrium V, 4.033%, 07/20/20	632,706	0.0
1,206,141	#	AVANT Loans Funding Trust 2015-A A, 4.000%, 08/16/21	1,204,332	0.0

See Accompanying Notes to Financial Statements

29

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.139%, 04/15/21	999,790	0.0
2,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.989%, 04/15/21	1,999,564	0.1
1,750,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.564%, 08/13/19	1,691,153	0.1
3,500,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.024%, 03/17/21	3,379,978	0.1
3,991,506	#	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T, 0.554%, 10/23/21	3,910,171	0.1
800,000	#	Callidus Debt Partners CLO Fund VI Ltd., 3.294%, 10/23/21	779,674	0.0
1,500,000	#	Carlyle High Yield Partners IX Ltd., 0.666%, 08/01/21	1,463,206	0.1
1,250,000	#	Carlyle High Yield Partners IX Ltd., 0.736%, 08/01/21	1,203,545	0.0
46,875		Chase Funding Trust Series 2003-5 2A2, 0.794%, 07/25/33	43,449	0.0
5,500,000	#	CIFC Funding 2006-I Ltd., 1.887%, 10/20/20	5,498,944	0.2
954,128	#	CIFC Funding 2006-I Ltd., 4.287%, 10/20/20	954,058	0.0
3,200,000	#	CIFC Funding 2006-II Ltd., 1.924%, 03/01/21	3,140,736	0.1
2,070,387	#	CIFC Funding 2006-II Ltd., 4.324%, 03/01/21	2,035,627	0.1
2,000,000	#	Clydesdale CLO 2006 Ltd, 1.001%, 12/19/18	1,935,450	0.1
1,750,000	#	ColumbusNova CLO IV Ltd 2007-2A C, 2.539%, 10/15/21	1,700,135	0.1
1,000,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.061%, 04/04/18	982,290	0.0
750,000	#	ColumbusNova CLO Ltd 2006-II, 1.061%, 04/04/18	742,691	0.0
500,000	#	ColumbusNova CLO Ltd 2006-II, 1.811%, 04/04/18	490,375	0.0
5,500,000	#	Cornerstone CLO Ltd., 2.689%, 07/15/21	5,309,640	0.2
1,326,555		Countrywide Asset-Backed Certificates, 5.478%, 04/25/47	1,437,452	0.1
2,000,000	#	Duane Street CLO III Ltd, 1.786%, 01/11/21	1,961,250	0.1
3,198,283		FBR Securitization Trust, 0.874%, 10/25/35	2,770,352	0.1
1,500,000	#	Flagship CLO V, 1.045%, 09/20/19	1,453,826	0.1
1,250,000	#	Flagship CLO V, 1.895%, 09/20/19	1,203,101	0.0
1,750,000	#	Fraser Sullivan CLO II Ltd. 2006-2A E, 3.845%, 12/20/20	1,697,829	0.1
1,450,000	#	Fraser Sullivan CLO II Ltd., 0.745%, 12/20/20	1,435,961	0.1
1,500,000	#	Fraser Sullivan CLO II Ltd., 1.065%, 12/20/20	1,470,270	0.1
3,250,000	#	Fraser Sullivan CLO II Ltd., 1.845%, 12/20/20	3,155,636	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,500,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 1.687%, 04/19/21	1,413,744	0.0
2,125,000	#	GoldenTree Loan Opportunities III Ltd., 1.550%, 05/01/22	2,036,456	0.1
1,500,000	#	GoldenTree Loan Opportunities V Ltd., 3.537%, 10/18/21	1,488,093	0.1
561,442	#	GSAMP Trust 2005-SEA2, 0.544%, 01/25/45	552,072	0.0
1,000,000	#	GSC Group CDO Fund VIII Ltd, 1.039%, 04/17/21	989,662	0.0
1,750,000	#	Gulf Stream - Compass CLO 2007-1A B Ltd., 1.194%, 10/28/19	1,730,586	0.1
3,100,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.744%, 10/28/19	3,101,128	0.1
1,825,000	#	Gulf Stream - Compass CLO, 2.294%, 10/28/19	1,824,883	0.1
1,500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.734%, 06/17/21	1,463,544	0.1
650,000	#	Gulf Stream-Rashinban CLO 2006-1A C Ltd., 1.012%, 11/26/20	635,074	0.0
3,772,515	#	HERO Funding Trust 2015-2 A, 3.990%, 09/20/40	3,763,084	0.1
2,500,000	#	Invitation Homes Trust 2014-SFR2 E, 3.357%, 06/17/32	2,425,998	0.1
1,500,000	#	Katonah IX CLO Ltd., 1.015%, 01/25/19	1,475,097	0.1
1,250,000	#	Kingsland III Ltd., 0.979%, 08/24/21	1,192,686	0.0
1,500,000	#	Latitude CLO II Corp., 1.137%, 12/15/18	1,478,913	0.1
1,500,000	#	LCM V Ltd, 1.695%, 03/21/19	1,494,588	0.1
208,590		Lehman XS Trust, 0.754%, 08/25/35	203,580	0.0
1,000,000	#	LightPoint CLO V, 1.021%, 08/05/19	984,626	0.0
2,000,000	#	LightPoint CLO V, 1.891%, 08/05/19	1,959,188	0.1
2,250,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.076%, 03/25/20	2,184,901	0.1
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,637,595	0.1
2,000,000	#	Madison Park Funding III Ltd. 2006-3A D, 3.745%, 10/25/20	1,976,736	0.1
1,281,728	#	Madison Park Funding IV Ltd., 3.919%, 03/22/21	1,212,255	0.0
1,000,000	#	Madison Park Funding Ltd., 2.126%, 03/25/20	976,115	0.0
1,000,000	#	Madison Park Funding Ltd., 3.545%, 07/26/21	989,067	0.0
1,250,000	#	Madison Park Funding Ltd., 5.545%, 07/26/21	1,250,008	0.0
1,250,000	#	Madison Park Funding V Ltd 2007-5A D, 3.832%, 02/26/21	1,173,271	0.0
3,250,000	#	Marketplace Loan Trust Series 2015-AV1 A, 4.000%, 09/15/21	3,242,811	0.1

See Accompanying Notes to Financial Statements

30

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,100,000	#	Momentum Capital Fund Ltd., 1.687%, 09/18/21	1,083,382	0.0
4,250,000	#	MSIM Peconic Bay Ltd., 2.287%, 07/20/19	4,205,962	0.1
5,500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.295%, 03/25/20	5,340,187	0.2
1,500,000	#	Muir Grove CLO Ltd., 3.295%, 03/25/20	1,474,841	0.1
1,500,000	#	Ocean Trails CLO I, 1.036%, 10/12/20	1,434,639	0.1
4,000,000	#	Progress Residential 2015-SFR2 Trust E, 4.427%, 06/12/32	3,831,798	0.1
1,850,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.637%, 06/15/20	1,834,162	0.1
3,895,210		Securitized Asset Backed Receivables LLC Trust 2006-NC2 A3, 0.434%, 03/25/36	3,447,140	0.1
3,420,000	#	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	3,458,627	0.1
1,750,000	#	St James River CLO Ltd. 2007-1A D, 2.633%, 06/11/21	1,709,432	0.1
2,000,000	#	Telos CLO 2006-1A D Ltd., 1.986%, 10/11/21	1,961,590	0.1
2,500,000	#	Telos CLO 2006-1A E Ltd., 4.536%, 10/11/21	2,507,128	0.1
550,000	#	Telos CLO 2007-2A D Ltd., 2.489%, 04/15/22	539,533	0.0
2,000,000	#	Trade MAPS 1 Ltd., 2.453%, 12/10/18	1,985,800	0.1
			154,961,096	5.5

	Total Asset-Backed Securities
	(Cost $202,433,288)		202,061,014	7.2

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.2%
	OTC Interest Rate Swaptions: 0.2%
406,264,000	@ Receive a fixed rate equal to 2.905% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 11/13/15 Counterparty: JPMorgan Chase & Co.	4,500,319	0.2
406,264,000	@ Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.773%, Exp. 11/12/15 Counterparty: Morgan Stanley	355,206	0.0
		4,855,525	0.2

	Total Purchased Options
	(Cost $6,684,397)	4,855,525	0.2

	Total Long-Term Investments
	(Cost $3,212,491,521)	3,218,520,730	115.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateralcc: 0.7%
4,386,031	Barclays Capital, Inc., Repurchase Agreement dated 09/30/15, 0.10%, due 10/01/15 (Repurchase Amount $4,386,043, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $4,473,752, due 10/15/15-08/15/45)	4,386,031	0.2
3,628,048	Daiwa Capital Markets, Repurchase Agreement dated 09/30/15, 0.20%, due 10/01/15 (Repurchase Amount $3,628,068, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $3,700,609, due 10/01/15-09/09/49)	3,628,048	0.1
4,386,031	Millenium Fixed Income Ltd., Repurchase Agreement dated 09/30/15, 0.15%, due 10/01/15 (Repurchase Amount $4,386,049, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $4,473,752, due 11/30/19-02/15/44)	4,386,031	0.1
4,386,031	Nomura Securities, Repurchase Agreement dated 09/30/15, 0.14%, due 10/01/15 (Repurchase Amount $4,386,048, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,473,752, due 11/15/15-07/20/65)	4,386,031	0.2

See Accompanying Notes to Financial Statements

31

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,681,310	State of Wisconsin Investment Board, Repurchase Agreement dated 09/30/15, 0.17%, due 10/01/15 (Repurchase Amount $1,681,318, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,715,599, due 01/15/17-02/15/42)	1,681,310	0.1
		18,467,451	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
81,343,414	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.110%††
	(Cost $81,343,414)	81,343,414	2.9

	Total Short-Term Investments
	(Cost $99,810,865)	99,810,865	3.6

	Total Investments in Securities (Cost $3,312,302,386)	$3,318,331,595	118.7
	Liabilities in Excess of Other Assets	(522,629,258)	(18.7)
	Net Assets	$2,795,702,337	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at September 30, 2015.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Cost for federal income tax purposes is $3,313,497,904.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$41,863,436
Gross Unrealized Depreciation	(37,029,745)

Net Unrealized Appreciation	$4,833,691

See Accompanying Notes to Financial Statements

32

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 62.7%
		Basic Materials: 2.2%
580,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	582,041	0.5
489,000		Eastman Chemical Co., 2.400%, 06/01/17	495,666	0.4
308,000		Freeport-McMoRan, Inc., 2.300%, 11/14/17	278,466	0.2
100,000	#	Glencore Funding LLC, 2.125%, 04/16/18	86,051	0.1
580,000		Monsanto Co., 1.150%, 06/30/17	578,372	0.4
329,000		PPG Industries, Inc., 2.300%, 11/15/19	332,033	0.3
210,000		Rockwood Specialties Group, Inc., 4.625%, 10/15/20	217,426	0.2
189,000		Valspar Corp./The, 6.050%, 05/01/17	200,090	0.1
			2,770,145	2.2

		Communications: 4.2%
395,000	#	Alibaba Group Holding Ltd., 1.625%, 11/28/17	392,844	0.3
337,000		AT&T, Inc., 1.400%, 12/01/17	335,427	0.3
257,000		British Telecommunications PLC, 5.950%, 01/15/18	281,829	0.2
500,000		Cablevision Systems Corp., 8.625%, 09/15/17	522,500	0.4
140,000		Cisco Systems, Inc., 1.650%, 06/15/18	141,085	0.1
342,000		Comcast Corp., 6.300%, 11/15/17	376,967	0.3
500,000		DirecTV Financing Co., Inc., 1.750%, 01/15/18	498,689	0.4
500,000		DISH DBS Corp., 7.125%, 02/01/16	504,375	0.4
414,000		eBay, Inc., 1.350%, 07/15/17	411,824	0.3
300,000		Sprint Nextel Corp., 6.000%, 12/01/16	296,250	0.3
567,000		Thomson Reuters Corp., 0.875%, 05/23/16	566,585	0.5
255,000		Thomson Reuters Corp., 1.650%, 09/29/17	255,004	0.2
409,000		Verizon Communications, Inc., 2.625%, 02/21/20	411,895	0.3
261,000		Vodafone Group PLC, 5.625%, 02/27/17	276,193	0.2
			5,271,467	4.2

		Consumer, Cyclical: 4.9%
193,000		American Honda Finance Corp., 1.200%, 07/14/17	192,920	0.2
486,000		American Honda Finance Corp., 2.250%, 08/15/19	489,692	0.4
190,000		CVS Health Corp., 2.250%, 08/12/19	192,232	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
375,000	#	Daimler Finance North America LLC, 1.650%, 03/02/18	370,018	0.3
435,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	432,369	0.3
550,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	550,021	0.4
450,000		General Motors Financial Co., Inc., 2.625%, 07/10/17	450,858	0.4
180,000	#	Hyundai Capital America, 1.625%, 10/02/15	180,000	0.1
300,000	#	Hyundai Capital America, 1.875%, 08/09/16	301,481	0.2
176,000		Johnson Controls, Inc., 1.400%, 11/02/17	175,021	0.1
500,000		Lennar Corp., 4.750%, 12/15/17	515,938	0.4
300,000		MGM Mirage, 7.500%, 06/01/16	309,000	0.2
210,000		PACCAR Financial Corp., 1.450%, 03/09/18	210,340	0.2
250,000		PACCAR Financial Corp., 1.750%, 08/14/18	251,355	0.2
314,000		Southwest Airlines Co., 2.750%, 11/06/19	320,284	0.3
495,000		Starbucks Corp., 0.875%, 12/05/16	495,894	0.4
251,000		Toyota Motor Credit Corp., 1.450%, 01/12/18	251,377	0.2
150,000		Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	152,179	0.1
313,000		Whirlpool Corp., 1.650%, 11/01/17	314,131	0.3
			6,155,110	4.9

		Consumer, Non-cyclical: 13.2%
600,000		Abbott Laboratories, 2.000%, 03/15/20	599,859	0.5
338,000		AbbVie, Inc., 1.750%, 11/06/17	339,177	0.3
330,000		AbbVie, Inc., 1.800%, 05/14/18	329,315	0.3
345,000		Actavis Funding SCS, 2.350%, 03/12/18	346,577	0.3
502,000		Aetna, Inc., 1.500%, 11/15/17	502,748	0.4
650,000		Altria Group, Inc., 2.625%, 01/14/20	657,601	0.5
521,000		AmerisourceBergen Corp., 1.150%, 05/15/17	519,167	0.4
164,000		Archer-Daniels-Midland Co., 5.450%, 03/15/18	179,245	0.1
310,000		Automatic Data Processing, Inc., 2.250%, 09/15/20	312,524	0.2
300,000	#	BAT International Finance PLC, 1.850%, 06/15/18	301,586	0.2
270,000	#	Baxalta, Inc., 2.000%, 06/22/18	269,386	0.2
333,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	334,076	0.3
329,000		Beam, Inc., 1.875%, 05/15/17	330,454	0.3
253,000		Becton Dickinson and Co., 1.450%, 05/15/17	252,637	0.2

See Accompanying Notes to Financial Statements

33

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
276,000		Becton Dickinson and Co., 1.800%, 12/15/17	277,358	0.2
180,000		Cardinal Health, Inc., 1.950%, 06/15/18	180,324	0.1
260,000		Celgene Corp., 2.125%, 08/15/18	262,260	0.2
417,000		Diageo Capital PLC, 1.500%, 05/11/17	418,344	0.3
195,000		Eli Lilly & Co., 1.250%, 03/01/18	194,953	0.2
200,000		Express Scripts Holding Co., 1.250%, 06/02/17	199,465	0.2
90,000		Gilead Sciences, Inc., 1.850%, 09/04/18	90,674	0.1
351,000		Gilead Sciences, Inc., 2.350%, 02/01/20	353,223	0.3
500,000		HCA, Inc., 6.500%, 02/15/16	506,875	0.4
300,000		Hertz Corp., 6.750%, 04/15/19	306,000	0.2
520,000	#	HJ Heinz Co., 2.000%, 07/02/18	521,107	0.4
500,000		Jarden Corp., 7.500%, 05/01/17	536,250	0.4
440,000	#	JM Smucker Co., 1.750%, 03/15/18	441,272	0.3
202,000		Kimberly-Clark Corp., 6.125%, 08/01/17	220,269	0.2
204,000		The Kroger Co., 6.400%, 08/15/17	222,268	0.2
303,000		McKesson Corp., 1.292%, 03/10/17	302,532	0.2
379,000		Medtronic, Inc., 0.875%, 02/27/17	379,102	0.3
223,000		Medtronic, Inc., 2.500%, 03/15/20	226,161	0.2
200,000		Molson Coors Brewing Co., 2.000%, 05/01/17	201,629	0.2
220,000		PepsiCo, Inc., 1.250%, 04/30/18	219,911	0.2
323,000		Perrigo Co. PLC, 1.300%, 11/08/16	320,656	0.2
462,000		Philip Morris International, Inc., 1.250%, 11/09/17	462,237	0.4
240,000		Reynolds American, Inc., 2.300%, 06/12/18	242,756	0.2
550,000		Sanofi, 1.250%, 04/10/18	549,136	0.4
500,000		Smithfield Foods, Inc., 7.750%, 07/01/17	538,750	0.4
200,000		St Jude Medical, Inc., 2.800%, 09/15/20	201,310	0.2
160,000		St Jude Medical, Inc., 2.000%, 09/15/18	160,485	0.1
465,000		Synchrony Financial, 1.875%, 08/15/17	465,346	0.4
300,000		Tenet Healthcare Corp., 6.250%, 11/01/18	321,000	0.3
303,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	302,786	0.2
160,000		UnitedHealth Group, Inc., 1.900%, 07/16/18	161,736	0.1
350,000		Ventas Realty L.P., 1.250%, 04/17/17	348,543	0.3
287,000		WellPoint, Inc., 2.250%, 08/15/19	285,991	0.2
359,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	359,967	0.3

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
245,000		Zimmer Biomet Holdings, Inc., 2.000%, 04/01/18	245,470	0.2
331,000		Zoetis, Inc., 1.875%, 02/01/18	330,168	0.3
			16,630,666	13.2

		Energy: 4.7%
135,000		BP Capital Markets PLC, 1.674%, 02/13/18	135,203	0.1
200,000		BP Capital Markets PLC, 2.248%, 11/01/16	202,355	0.2
287,000		BP Capital Markets PLC, 2.521%, 01/15/20	291,092	0.2
283,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	279,912	0.2
500,000	L	Chesapeake Energy Corp., 3.250%, 03/15/16	493,125	0.4
390,000		Chevron Corp., 1.365%, 03/02/18	390,449	0.3
160,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	159,709	0.1
500,000		CNOOC Finance 2013 Ltd., 1.125%, 05/09/16	499,584	0.4
282,000		ConocoPhillips, 5.200%, 05/15/18	307,005	0.2
170,000		Energy Transfer Partners L.P., 2.500%, 06/15/18	169,367	0.1
330,000		Enterprise Products Operating LLC, 1.650%, 05/07/18	327,978	0.3
314,000		Hess Corp., 1.300%, 06/15/17	311,533	0.3
357,000		Kinder Morgan, Inc./DE, 2.000%, 12/01/17	354,599	0.3
321,000		Murphy Oil Corp., 2.500%, 12/01/17	313,578	0.3
170,000		Shell International Finance BV, 2.125%, 05/11/20	170,374	0.1
312,000		Statoil ASA, 1.250%, 11/09/17	311,297	0.2
201,000		Statoil ASA, 1.950%, 11/08/18	202,424	0.2
500,000		Tesoro Corp., 4.250%, 10/01/17	510,000	0.4
250,000		Total Capital International SA, 1.550%, 06/28/17	251,938	0.2
215,000		TransCanada PipeLines Ltd, 1.875%, 01/12/18	216,106	0.2
			5,897,628	4.7

		Financial: 27.4%
637,000		Abbey National Treasury Services PLC/London, 1.650%, 09/29/17	639,750	0.5
280,000		ACE INA Holdings, Inc., 5.700%, 02/15/17	297,286	0.2
357,000		Air Lease Corp., 2.125%, 01/15/18	354,322	0.3
500,000		Ally Financial, Inc., 5.500%, 02/15/17	513,750	0.4
191,000		American Express Credit Corp., 1.550%, 09/22/17	191,427	0.2
370,000		American Express Credit Corp., 1.800%, 07/31/18	370,061	0.3

See Accompanying Notes to Financial Statements

34

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
500,000		Banco BTG Pactual SA/Cayman Islands, 4.875%, 07/08/16	476,250	0.4
260,000		Bank of America Corp., 1.950%, 05/12/18	261,020	0.2
1,100,000		Bank of America Corp., 2.600%, 01/15/19	1,112,727	0.9
415,000		Bank of Montreal, 1.300%, 07/14/17	416,142	0.3
260,000		Bank of Montreal, 1.800%, 07/31/18	261,082	0.2
320,000		Bank of Nova Scotia AM8, 2.550%, 01/12/17	325,951	0.3
506,000		Bank of Nova Scotia, 1.300%, 07/21/17	506,784	0.4
295,000	#,L	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	293,454	0.2
339,000	#	Banque Federative du Credit Mutuel SA, 1.700%, 01/20/17	340,587	0.3
900,000		BB&T Corp., 1.600%, 08/15/17	904,316	0.7
500,000	#	BBVA Banco Continental SA, 2.250%, 07/29/16	503,100	0.4
342,000		BPCE SA, 1.625%, 02/10/17	343,271	0.3
250,000		Capital One NA/Mclean VA, 2.350%, 08/17/18	250,883	0.2
385,000		Charles Schwab Corp., 1.500%, 03/10/18	385,502	0.3
500,000		CIT Group, Inc., 5.000%, 05/15/17	512,187	0.4
622,000		Citigroup, Inc., 1.850%, 11/24/17	624,652	0.5
258,000		Citizens Bank NA/Providence RI, 1.600%, 12/04/17	257,155	0.2
315,000		Comerica, Inc., 2.125%, 05/23/19	314,797	0.2
303,000		Commonwealth Bank of Australia/New York NY, 1.125%, 03/13/17	303,376	0.2
345,000		Commonwealth Bank of Australia/New York NY, 1.400%, 09/08/17	346,224	0.3
630,000		Compass Bank, 1.850%, 09/29/17	630,176	0.5
446,000		Credit Suisse/New York NY, 1.375%, 05/26/17	445,702	0.4
360,000		Credit Suisse/New York NY, 1.700%, 04/27/18	358,880	0.3
183,000		Deutsche Bank AG/London, 1.350%, 05/30/17	182,031	0.1
355,000		Deutsche Bank AG/London, 1.875%, 02/13/18	354,021	0.3
500,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	497,363	0.4
150,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	150,749	0.1
260,000		Equity One, Inc., 6.250%, 01/15/17	274,489	0.2
400,000		Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	403,211	0.3
305,000		General Electric Capital Corp., 2.200%, 01/09/20	308,615	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
641,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	649,629	0.5
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	428,450	0.3
252,000		Welltower, Inc., 2.250%, 03/15/18	253,422	0.2
426,000	#	HSBC Bank PLC, 1.500%, 05/15/18	423,841	0.3
299,000		HSBC USA, Inc., 1.500%, 11/13/17	298,583	0.2
140,000		HSBC USA, Inc., 2.000%, 08/07/18	140,292	0.1
358,000		Huntington National Bank, 1.700%, 02/26/18	356,529	0.3
390,000		Huntington National Bank, 2.000%, 06/30/18	391,285	0.3
350,000	#	ING Bank NV, 2.050%, 08/17/18	351,820	0.3
300,000	#	ING Bank NV, 2.700%, 08/17/20	304,083	0.2
339,000		Intesa Sanpaolo SpA, 2.375%, 01/13/17	340,287	0.3
404,000		JPMorgan Chase & Co., 1.350%, 02/15/17	404,607	0.3
442,000		JPMorgan Chase & Co., 1.625%, 05/15/18	439,462	0.3
515,000		JPMorgan Chase & Co., 1.700%, 03/01/18	514,009	0.4
313,000		KeyCorp, 2.300%, 12/13/18	314,937	0.3
103,000		Kilroy Realty L.P., 4.800%, 07/15/18	109,480	0.1
350,000		Lloyds Bank PLC, 1.750%, 05/14/18	349,539	0.3
400,000		Lloyds Bank PLC, 2.000%, 08/17/18	401,739	0.3
750,000	#	Macquarie Bank Ltd., 1.600%, 10/27/17	748,469	0.6
500,000		Manufacturers & Traders Trust Co., 1.450%, 03/07/18	496,394	0.4
578,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	577,098	0.5
419,000		MetLife, Inc., 1.756%, 12/15/17	422,111	0.3
255,000		MetLife, Inc., 1.903%, 12/15/17	256,902	0.2
295,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	294,879	0.2
289,000	#	Mizuho Bank Ltd., 1.300%, 04/16/17	288,019	0.2
323,000		Morgan Stanley, 1.875%, 01/05/18	323,847	0.3
545,000		Morgan Stanley, 2.125%, 04/25/18	548,450	0.4
30,000		Morgan Stanley, 2.200%, 12/07/18	30,295	0.0
250,000		Morgan Stanley, 5.450%, 01/09/17	262,598	0.2
397,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	398,204	0.3
580,000		PNC Bank NA, 2.400%, 10/18/19	585,496	0.5
550,000		PNC Funding Corp., 5.625%, 02/01/17	579,415	0.5

See Accompanying Notes to Financial Statements

35

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
332,000		Principal Financial Group, Inc., 1.850%, 11/15/17	334,233	0.3
418,000		Realty Income Corp., 2.000%, 01/31/18	421,592	0.3
320,000		Regions Bank/Birmingham AL, 2.250%, 09/14/18	321,526	0.3
343,000		Regions Financial Corp., 2.000%, 05/15/18	342,969	0.3
600,000		Royal Bank of Canada, 1.500%, 01/16/18	600,073	0.5
350,000		Royal Bank of Canada, 1.800%, 07/30/18	351,746	0.3
322,000		Santander Bank NA, 2.000%, 01/12/18	321,093	0.3
363,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	362,927	0.3
303,000		State Street Corp., 1.350%, 05/15/18	302,266	0.2
680,000		Sumitomo Mitsui Banking Corp., 1.500%, 01/18/18	676,017	0.5
223,000		SunTrust Banks, Inc., 2.500%, 05/01/19	225,668	0.2
593,000		Toronto-Dominion Bank, 2.250%, 11/05/19	597,153	0.5
342,000		UBS AG/Stamford CT, 1.375%, 08/14/17	341,067	0.3
250,000		US Bancorp, 2.200%, 11/15/16	253,675	0.2
250,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	250,807	0.2
286,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 1.750%, 09/15/17	284,229	0.2
422,000		Wells Fargo & Co., 1.500%, 01/16/18	422,023	0.3
644,000		Wells Fargo & Co., 2.100%, 05/08/17	653,152	0.5
336,000		Westpac Banking Corp., 1.500%, 12/01/17	335,925	0.3
200,000		Westpac Banking Corp., 2.000%, 08/14/17	202,511	0.2
			34,596,116	27.4

		Industrial: 2.3%
500,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	505,625	0.4
420,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	421,832	0.4
260,000		Corning, Inc., 1.500%, 05/08/18	259,981	0.2
254,000		L-3 Communications Corp., 1.500%, 05/28/17	251,780	0.2
370,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	368,631	0.3
500,000		SPX FLOW, Inc., 6.875%, 09/01/17	527,500	0.4
279,000		United Parcel Service, Inc., 1.125%, 10/01/17	280,216	0.2
240,000		United Technologies Corp., 1.778%, 05/04/18	239,704	0.2
			2,855,269	2.3

		Technology: 2.0%
320,000		Altera Corp., 1.750%, 05/15/17	321,669	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
410,000		Apple, Inc., 0.900%, 05/12/17	410,884	0.3
137,000		HP Enterprise Co., 2.479%, 10/05/17	136,923	0.1
102,000		HP Enterprise Co., 2.895%, 10/05/18	101,870	0.1
313,000		KLA-Tencor Corp., 2.375%, 11/01/17	314,789	0.2
375,000		NetApp Inc., 2.000%, 12/15/17	375,593	0.3
550,000		Oracle Corp., 1.200%, 10/15/17	551,091	0.4
190,000		QUALCOMM, Inc., 1.400%, 05/18/18	189,353	0.2
179,000		Xerox Corp., 2.950%, 03/15/17	182,123	0.1
			2,584,295	2.0

		Utilities: 1.8%
600,000		Dominion Resources, Inc., 1.400%, 09/15/17	598,137	0.5
560,000		Entergy Corp., 4.700%, 01/15/17	574,787	0.4
210,000		NextEra Energy Capital Holdings, Inc., 1.586%, 06/01/17	210,155	0.2
294,000		Southern California Edison Co., 1.125%, 05/01/17	293,383	0.2
406,000		Southern Co., 1.300%, 08/15/17	404,550	0.3
260,000		Southern Power Co., 1.500%, 06/01/18	257,036	0.2
			2,338,048	1.8

	Total Corporate Bonds/Notes
	(Cost $79,083,253)		79,098,744	62.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.7%
246,979	#	Americold LLC Trust, 2.500%, 01/14/29	247,682	0.2
257,608	#	BAMLL Re-REMIC Trust 2014-FRR9, 2.924%, 12/26/46	255,147	0.2
96,027		Banc of America Commercial Mortgage, Inc., 5.948%, 05/10/45	96,983	0.1
266,130	#	Banc of America Re-REMIC Trust 2009-UB2 A4AA, 5.811%, 02/24/51	276,243	0.2
480,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.734%, 06/10/49	495,211	0.4
192,225	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.235%, 11/10/38	192,892	0.2
350,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	350,254	0.3
237,913		Bear Stearns Commercial Mortgage Securities Trust, 5.074%, 02/13/42	237,859	0.2
100,000		CD 2007-CD5 Mortgage Trust, 6.325%, 11/15/44	106,194	0.1
638,060		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.900%, 12/10/49	674,628	0.5

See Accompanying Notes to Financial Statements

36

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
670,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	692,251	0.5
540,000		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	552,557	0.4
341,542		COBALT CMBS Commercial Mortgage Trust 2007-C2 A3, 5.484%, 04/15/47	358,357	0.3
253,531		COMM 2006-C7 A4 Mortgage Trust A4, 5.954%, 06/10/46	257,369	0.2
620,000	#	COMM 2010-RR1 GEA Mortgage Trust, 5.543%, 12/11/49	638,021	0.5
430,000		CD 2007-CD5 Mortgage Trust AJ, 6.325%, 11/15/44	458,269	0.4
250,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.238%, 06/10/36	253,994	0.2
586,086		Commercial Mortgage Trust, 5.289%, 12/11/49	605,090	0.5
330,000		Commercial Mortgage Trust, 5.289%, 07/15/44	329,707	0.3
13,580	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	13,585	0.0
620,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/16/43	632,272	0.5
335,000	#	CSMC Series 2009-RR3 A5A, 5.342%, 12/15/43	345,691	0.3
270,000	#	Hilton USA Trust 2013-HLT, 2.662%, 11/05/30	271,148	0.2
160,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5, 5.563%, 12/15/44	160,254	0.1
168,754		JP Morgan Chase Commercial Mortgage Securities Trust 2006-CB15 A4, 5.814%, 06/12/43	171,001	0.1
380,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH, 2.457%, 04/15/27	378,931	0.3
340,829		JPMorgan Chase Commercial Mortgage Securities Corp., 6.100%, 04/15/45	346,150	0.3
272,014		LB-UBS Commercial Mortgage Trust 2006-C7 A1A, 5.335%, 11/15/38	282,615	0.2
181,960		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	183,184	0.1
350,000	#	LB-UBS Commercial Mortgage Trust, 6.095%, 09/15/39	360,029	0.3
20,412		ML-CFC Commercial Mortgage Trust, 5.644%, 09/12/49	20,386	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
128,928	Morgan Stanley Capital I Trust 2006-IQ11 A4, 5.890%, 10/15/42	129,211	0.1
57,792	# Morgan Stanley Re-REMIC Trust 2010-C30 A3B, 5.246%, 12/17/43	57,754	0.0
800,000	# TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	820,130	0.6
243,273	Wachovia Bank Commercial Mortgage Trust Series 2006-C24 A3, 5.558%, 03/15/45	244,429	0.2
86,687	Wachovia Bank Commercial Mortgage Trust, 5.246%, 12/15/43	87,331	0.1
67,569	Wachovia Bank Commercial Mortgage Trust, 5.418%, 01/15/45	67,618	0.1
600,000	Wachovia Bank Commercial Mortgage Trust, 5.900%, 05/15/43	608,910	0.5

	Total Collateralized Mortgage Obligations
	(Cost $12,511,268)	12,259,337	9.7

U.S. TREASURY OBLIGATIONS: 5.4%
	U.S. Treasury Notes: 5.4%
6,686,000	1.625%, due 07/31/20	6,769,575	5.4

	Total U.S. Treasury Obligations
	(Cost $6,731,395)	6,769,575	5.4

ASSET-BACKED SECURITIES: 14.1%
	Automobile Asset-Backed Securities: 3.1%
370,000	Capital Auto Receivables Asset Trust 2015-1 A3, 1.610%, 06/20/19	371,240	0.3
350,000	Capital Auto Receivables Asset Trust, 1.620%, 10/22/18	352,152	0.3
250,000	CarMax Auto Owner Trust 2014-4 A4, 1.810%, 07/15/20	252,602	0.2
550,000	CarMax Auto Owner Trust 2015-3 A3, 1.630%, 06/15/20	553,918	0.4
480,000	Harley-Davidson Motorcycle Trust 2015-1, 1.670%, 08/15/22	483,296	0.4
350,000	Hyundai Auto Receivables Trust 2013-A, 1.130%, 09/17/18	349,703	0.3
180,000	Mercedes-Benz Auto Receivables Trust 2014-1, 1.310%, 11/16/20	180,359	0.1
140,000	Nissan Auto Receivables 2013-C Owner Trust, 1.300%, 06/15/20	140,170	0.1
180,000	# Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	180,930	0.1
700,000	Smart Trust, 1.050%, 10/14/18	700,580	0.6
160,000	Toyota Auto Receivables 2015-B Owner Trust A4, 1.740%, 09/15/20	161,814	0.1

See Accompanying Notes to Financial Statements

37

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
100,000		Toyota Auto Receivables Owner Trust, 1.180%, 06/17/19	100,220	0.1
100,000		USAA Auto Owner Trust 2015-1 A4, 1.540%, 11/16/20	101,068	0.1
			3,928,052	3.1

		Credit Card Asset-Backed Securities: 2.2%
300,000		BA Credit Card Trust, 0.477%, 09/16/16	299,931	0.2
500,000		Chase Issuance Trust 2015-A7 A7, 1.620%, 07/15/20	505,779	0.4
210,000		Citibank Credit Card Issuance Trust, 2.150%, 07/15/21	214,444	0.2
650,000		Discover Card Execution Note Trust 2015-A1 A1, 0.557%, 08/17/20	648,062	0.5
200,000		Discover Card Execution Note Trust, 1.450%, 03/15/21	199,974	0.2
170,000		Discover Card Execution Note Trust, 0.637%, 07/15/21	170,532	0.1
340,000		Discover Card Execution Note Trust, 1.670%, 01/18/22	340,434	0.3
230,000		Discover Card Execution Note Trust, 2.120%, 12/15/21	234,563	0.2
210,000		Synchrony Credit Card Master Note Trust 2014-1, 1.600%, 04/15/21	210,886	0.1
			2,824,605	2.2

		Home Equity Asset-Backed Securities: 0.1%
160,069		Chase Funding Loan Acquisition Trust Series, 4.750%, 12/25/19	162,367	0.1

		Other Asset-Backed Securities: 8.7%
430,000	#	American Residential Properties 2014-SFR1 Trust, 2.557%, 09/17/31	427,315	0.3
500,000	#	Apidos CDO IV 2006-4A D, 1.795%, 10/27/18	494,408	0.4
325,000	#	Ares XII CLO Ltd. 2007-12A C, 2.329%, 11/25/20	320,520	0.2
250,000	#	Ares XII CLO Ltd., 3.579%, 11/25/20	245,754	0.2
250,000	#	Atrium V, 4.033%, 07/20/20	243,348	0.2
500,000	#	CIFC Funding 2006-I Ltd., 1.887%, 10/20/20	499,904	0.4
400,000	#	CIFC Funding 2006-II Ltd., 1.924%, 03/01/21	392,592	0.3
120,371	#	CIFC Funding 2006-II Ltd., 4.324%, 03/01/21	118,350	0.1
258,978		CNH Equipment Trust, 0.650%, 04/16/18	259,001	0.2
250,000	#	ColumbusNova CLO Ltd 2006-2A E, 4.061%, 04/04/18	245,572	0.2
250,000	#	ColumbusNova CLO Ltd 2006-II, 1.061%, 04/04/18	247,564	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
300,000	#	GoldenTree Loan Opportunities IV Ltd., 4.575%, 08/18/22	293,632	0.2
500,000	#	GoldenTree Loan Opportunities V Ltd., 3.537%, 10/18/21	496,031	0.4
500,000	#	Greens Creek Funding Ltd., 2.537%, 04/18/21	494,696	0.4
111,865	#	GSAMP Trust 2005-SEA2, 0.544%, 01/25/45	109,998	0.1
500,000	#	Gulf Stream - Compass CLO 2007-1A D Ltd., 3.744%, 10/28/19	500,182	0.4
500,000	#	Gulf Stream - Compass CLO, 2.294%, 10/28/19	499,968	0.4
500,000	#	Gulf Stream - Sextant CLO 2007-1 Ltd., 2.734%, 06/17/21	487,848	0.4
250,000	#	Kingsland III Ltd., 0.979%, 08/24/21	238,537	0.2
500,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.076%, 03/25/20	485,534	0.4
500,000	#	Madison Park Funding III Ltd. 2006-3A D, 3.745%, 10/25/20	494,184	0.4
250,000	#	Madison Park Funding Ltd., 5.545%, 07/26/21	250,001	0.2
334,000	#	MSIM Peconic Bay Ltd. 2007-1A D, 3.537%, 07/20/19	330,289	0.3
330,000	#	MSIM Peconic Bay Ltd., 2.287%, 07/20/19	326,581	0.3
500,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.295%, 03/25/20	485,472	0.4
1,000,000	#	Muir Grove CLO Ltd., 3.295%, 03/25/20	983,227	0.8
200,000	#	Regatta Funding Ltd. 2007-1A B2L, 3.637%, 06/15/20	198,288	0.1
750,000	#	Sierra CLO II Ltd., 3.795%, 01/22/21	750,090	0.6
			10,918,886	8.7

	Total Asset-Backed Securities
	(Cost $17,827,152)		17,833,910	14.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.7%
		Federal Home Loan Mortgage Corporation: 2.9%##
862,728		5.000%, due 07/15/39	937,825	0.7
112,873		5.500%, due 01/01/37	127,243	0.1
278,548		5.500%, due 08/01/38	314,746	0.3
18,872		5.500%, due 10/01/38	20,916	0.0
29,641		5.500%, due 10/01/38	32,978	0.0
655,348		5.500%, due 11/01/38	735,661	0.6
500,123		5.500%, due 02/01/39	561,987	0.4
893,582		6.000%, due 12/15/28	1,016,418	0.8
			3,747,774	2.9

		Federal National Mortgage Association: 2.7%##
228,720		3.000%, due 12/25/39	233,585	0.2
512,850		3.000%, due 04/25/40	524,100	0.4
496,041		3.000%, due 05/25/40	509,733	0.4
187,920		4.000%, due 10/25/50	192,986	0.2
333,336		4.500%, due 10/25/40	345,808	0.3
614,556		5.000%, due 01/01/23	664,890	0.5
341,978		5.000%, due 07/01/34	378,666	0.3

See Accompanying Notes to Financial Statements

38

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of September 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: (continued)
481,760	6.000%, due 01/01/38	550,136	0.4
		3,399,904	2.7

	Government National Mortgage Association: 2.1%
706,336	2.500%, due 12/20/39	731,012	0.6
455,515	4.397%, due 05/16/51	497,810	0.4
1,198,840	7.124%, due 04/20/39	1,385,153	1.1
		2,613,975	2.1

	Total U.S. Government Agency Obligations
	(Cost $9,596,390)	9,761,653	7.7

	Total Long-Term Investments
	(Cost $125,749,458)	125,723,219	99.6

SHORT-TERM INVESTMENTS: 0.4%
	Securities Lending Collateralcc: 0.4%
525,841	Millenium Fixed Income Ltd., Repurchase Agreement dated 09/30/15, 0.15%, due 10/01/15 (Repurchase Amount $525,843, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $536,358, due 11/30/19-02/15/44)
	(Cost $525,841)	525,841	0.4

	Total Short-Term Investments
	(Cost $525,841)	525,841	0.4

	Total Investments in Securities (Cost $126,275,299)	$126,249,060	100.0
	Assets in Excess of Other Liabilities	44,971	–
	Net Assets	$126,294,031	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at September 30, 2015.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$560,100
Gross Unrealized Depreciation	(586,339)

Net Unrealized Depreciation	$(26,239)

See Accompanying Notes to Financial Statements

39

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2015 (Unaudited)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 72.8%
		Affiliated Investment Companies: 72.8%
48,367	Voya Emerging Markets Corporate Debt Fund - Class P	454,166	1.4
50,953	Voya Emerging Markets Hard Currency Debt Fund - Class P	458,069	1.4
966,570	Voya Floating Rate Fund - Class P	9,559,375	29.2
468,194	Voya High Yield Bond Fund - Class P	3,600,413	11.0
241,277	Voya Investment Grade Credit Fund - Class P	2,528,582	7.7
701,057	Voya Securitized Credit Fund - Class P	7,213,876	22.1

	Total Mutual Funds
	(Cost $24,214,250)	23,814,481	72.8

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.3%
		Financial: 0.3%
30,000		JPMorgan Chase & Co., 6.125%, 12/29/49	30,000	0.1
30,000		M&T Bank Corp., 6.450%, 12/29/49	31,875	0.1
30,000		Wells Fargo & Co., 5.900%, 12/29/49	30,075	0.1

	Total Corporate Bonds/Notes
	(Cost $93,313)		91,950	0.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 16.6%
15,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.734%, 06/10/49	15,475	0.1
10,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 6.002%, 02/10/51	10,318	0.0
25,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 6.074%, 06/11/50	25,664	0.1
10,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 5.040%, 09/10/45	9,932	0.0
10,441		Citigroup Mortgage Loan Trust, 5.468%, 11/25/36	9,230	0.0
259,747	#,^	COMM 2015-PC1 Mortgage Trust, 0.948%, 07/10/50	12,892	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
98,333	^	Commercial Mortgage Pass Through Certificates, 1.566%, 04/10/47	7,322	0.0
25,000		Commercial Mortgage Trust 2007-GG11 AJ, 6.252%, 12/10/49	25,693	0.1
20,000		Commercial Mortgage Trust, 5.289%, 07/15/44	19,982	0.1
10,000		Commercial Mortgage Trust, 5.289%, 07/15/44	9,993	0.0
10,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.736%, 05/15/36	10,692	0.0
275,000		Fannie Mae Connecticut Avenue Securities, 5.194%, 11/25/24	277,395	0.9
100,000	^	Freddie Mac Series K015 X3, 2.896%, 08/25/39	14,280	0.1
774,887	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	3,860	0.0
25,000		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust, 5.044%, 12/10/41	25,712	0.1
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.443%, 12/15/47	22,730	0.1
10,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.496%, 06/12/41	9,823	0.0
14,220		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	14,217	0.1
1,226,035		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	1,037,587	3.2
760,000	#	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	767,177	2.4
10,000		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	10,294	0.0
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.049%, 06/15/38	10,189	0.0
10,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 6.049%, 06/15/38	9,957	0.0
400,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR13, 6.095%, 09/15/39	408,006	1.3
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 6.095%, 09/15/39	274,880	0.8

See Accompanying Notes to Financial Statements

40

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2015 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,000		LB-UBS Commercial Mortgage Trust 2007-C6 AJ, 6.324%, 07/15/40	10,328	0.0
5,149		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	5,153	0.0
9,297		LB-UBS Commercial Mortgage Trust, 5.206%, 08/15/36	9,305	0.0
15,000	#	LB-UBS Commercial Mortgage Trust, 6.095%, 09/15/39	15,430	0.1
11,956		Prime Mortgage Trust, 5.500%, 03/25/37	10,849	0.0
8,248	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.806%, 03/15/42	8,251	0.0
40,000		Wachovia Bank Commercial Mortgage Trust Series, 5.900%, 05/15/43	40,468	0.1
10,000		Wachovia Bank Commercial Mortgage Trust Series, 6.150%, 02/15/51	10,125	0.0
1,065,157		Wells Fargo Mortgage Backed Securities 2006-AR12 Trust 1A1, 2.728%, 09/25/36	1,010,341	3.1
1,031,318		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.713%, 10/25/36	986,043	3.0
247,194		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.653%, 05/25/36	236,282	0.7
535,254	#,^	WFRBS Commercial Mortgage Trust 2012-C6, 2.565%, 04/15/45	49,555	0.2
97,151	#,^	WFRBS Commercial Mortgage Trust 2013-C12, 1.613%, 03/15/48	7,070	0.0

	Total Collateralized Mortgage Obligations
	(Cost $5,412,755)		5,442,500	16.6

U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Bonds: 5.0%
1,534,000		2.000%, due 08/15/25	1,526,850	4.7
102,000		3.000%, due 05/15/45	104,484	0.3
			1,631,334	5.0

		U.S. Treasury Notes: 0.2%
20,000		0.625%, due 06/30/17	20,014	0.1
50,000		1.750%, due 09/30/22	49,992	0.1
			70,006	0.2

	Total U.S. Treasury Obligations
	(Cost $1,688,865)		1,701,340	5.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.5%
		Federal Home Loan Mortgage Corporation: 0.8%##
1,075,958	^	6.500%, due 06/15/32	203,585	0.6
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation: (continued)
58,493		8.000%, due 08/15/35	69,049	0.2
			272,634	0.8

		Federal National Mortgage Association: 1.2%##
53,764,045	^	0.050%, due 06/25/42	119,227	0.4
802,860	^	4.500%, due 10/25/41	148,555	0.4
18,478		5.500%, due 10/01/39	20,834	0.1
652,813	^	6.406%, due 03/25/32	113,340	0.3
			401,956	1.2

		Government National Mortgage Association: 0.5%
5,964,256	^	0.650%, due 11/20/37	130,083	0.4
130,304	^	3.500%, due 10/20/41	20,700	0.1
			150,783	0.5

	Total U.S. Government Agency Obligations
	(Cost $684,695)		825,373	2.5

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		OTC Interest Rate Swaptions: 0.1%
4,200,000	@ Receive a fixed rate equal to 2.045% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 12/03/15 Counterparty: Citigroup, Inc.	50,434	0.1

	Total Purchased Options
	(Cost $29,400)	50,434	0.1

	Total Long-Term Investments
	(Cost $32,123,278)	31,926,078	97.5

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
		Mutual Funds: 2.2%
716,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.110%††
	(Cost $716,000)	716,000	2.2

	Total Short-Term Investments
	(Cost $716,000)	716,000	2.2

	Total Investments in Securities (Cost $32,839,278)	$32,642,078	99.7
	Assets in Excess of Other Liabilities	85,145	0.3
	Net Assets	$32,727,223	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

41

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2015 (Unaudited) (continued)

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Cost for federal income tax purposes is $32,840,969.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$252,968
Gross Unrealized Depreciation	(451,859)

Net Unrealized Depreciation	$(198,891)

See Accompanying Notes to Financial Statements

42

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2015